UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22980

Angel Oak Funds Trust

(Exact name of registrant as specified in charter)

3344 Peachtree Rd. NE, Suite 1725

Atlanta, Georgia 30326

(Address of principal executive offices) (Zip code)

Adam Langley, President

3344 Peachtree Rd. NE, Suite 1725

Atlanta, Georgia 30326

(Name and address of agent for service)

Copy to:

Douglas P. Dick

Stephen T. Cohen

Dechert LLP

1900 K Street NW

Washington, DC 20006

404-953-4900

Registrant’s telephone number, including area code

Date of fiscal year end: January 31

Date of reporting period: January 31, 2024

Item 1. Reports to Stockholders.

(a)

Annual Report

January 31, 2024

Angel Oak Multi-Strategy Income Fund

Angel Oak Financials Income Impact Fund

Angel Oak High Yield Opportunities Fund*

Angel Oak UltraShort Income Fund

Angel Oak Total Return Bond Fund**

Angel Oak UltraShort Income ETF

Angel Oak Income ETF

Angel Oak Capital Advisors, LLC

3344 Peachtree Road NE

Suite 1725

Atlanta, GA 30326

(404) 953-4900

* Effective as of the close of business on February 16, 2024, the Fund was reorganized into the Angel Oak High Yield Opportunities ETF.

** Effective as of the close of business on February 16, 2024, the Fund was reorganized into the Angel Oak Mortgage-Backed Securities ETF.

Dear Shareholder,

Performance in 2023 across U.S. fixed income and equities surprised most market participants as risk assets retraced much of the significant downdraft in 2022. After falling approximately 24% in 2022, the traditional 60/40 portfolio retraced more than 50% of the down move and returned approximately 18% in 2023. As we expected, fixed-income performance was stronger in 2023, but performance was disparate, with some sectors, notably high-yield credit, delivering equity-like returns despite widespread calls for recession in 2023. High-yield sectors, such as high-yield corporates, and floating-rate assets, such as levered loans, collateralized loan obligations, and credit risk transfer, had exceptional equity-like returns, whereas longer-duration agency mortgage-backed securities and non-agency residential mortgage-backed securities exposure, while still positive for the year, underperformed corporate bonds, given the elevated levels of volatility, higher rates, lack of bank and Federal Reserve (the Fed) demand, and disappointing fund flows.

We think the policy turn is finally here, given our expectations for slowing growth, lower inflation, and higher unemployment in 2024. We were early in our expectation that growth would slow meaningfully in 2023. However, the late-cycle narrative continues to build, the growth picture began to change in the fourth quarter of 2023, and other global central banks are moving to get ahead of the potential preemptive Fed cuts in mid-2024. Lending standards remain in very restrictive territory. We believe the fiscal tailwinds of 2023 will wane in 2024 and that consumer resilience also will begin to fade. While we were humbled by the use of financial stability tools in lieu of easing the federal funds rate in 2023, expectations of slower growth, lower inflation, and higher unemployment will likely shift Fed policy toward easier monetary policy, reducing the likelihood of additional financial accidents. We will be mindful of financial stability tools, or “Fed puts,” and the balance sheet as powerful stability mechanisms to address future financial stability risks, but we think the use of Fed puts is less likely in 2024, despite the reality that the regional banks are not out of the woods.

We expect lower interest rates in 2024 in a bull-steepening move, given our expectations of slower growth, lower inflation, and the beginning of the Fed easing cycle in 2024. We believe that the Fed easing cycle will be supportive of lower interest rate volatility, which should be supportive of outperformance of mortgages and securitized credit versus corporate credit after they lagged in 2023 due to elevated interest rate volatility. We also believe 2024 will be even better for income-focused investors after last year’s mixed performance of fixed income, given the overall move higher in rates and elevated levels of volatility. We believe that a plethora of opportunities exists across fixed income, particularly in mortgage and securitized products, given the historically high current yield environment coupled with attractive credit spreads.

Thank you for your continued support.

Respectfully yours,

Sreeni Prabhu

Managing Partner, Co-CEO & Group Chief Investment Officer

The opinions expressed are subject to change at any time, are not guaranteed, and should not be considered investment advice. Please refer to the Schedule of Investments in this report for a complete list of Funds’ holdings.

Must be accompanied or preceded by a prospectus.

Investing involves risk. Principal loss is possible.

The Angel Oak Funds are distributed by Quasar Distributors, LLC.

Definitions:

Agency Mortgage-Backed Security (Agency MBS): Securities issued or guaranteed by the U.S. government or a government-sponsored enterprise.

Collateralized Loan Obligation (CLO): A single security backed by a pool of debt.

Credit Spread: The difference in yield between two bonds of similar maturity but different credit quality.

Duration: Measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the price change relative to interest rate movements.

Federal Funds Rate: A target interest rate set by the central bank in its efforts to influence short-term interest rates as part of its monetary policy strategy.

Floating Rate: A floating-rate security is an investment with interest payments that float or adjust periodically based upon a predetermined benchmark.

Non-Agency Residential Mortgage-Backed Securities (Non-Agency RMBS): Issued by private institutions such as trusts and special purpose vehicles. These bonds are not guaranteed by the U.S. government or GSEs. They typically have a more sophisticated subordination structure, which redirects the aggregate principal and interest cash flows of the underlying collateral to the individual RMBS bonds based on a set of rules, which are designed to create tranches with specific risk, coupon, and maturity characteristics.

Angel Oak Multi-Strategy Income Fund

How did the Fund perform during the period?

For the 12-month period that ended January 31, 2024, the Angel Oak Multi-Strategy Income Fund’s Institutional Shares (ANGIX) returned 4.54%, while its A Shares (ANGLX) and C Shares (ANGCX) returned 4.38% and 3.51%, respectively1. During the same period, the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, returned 2.10%.

What were the main contributors to and detractors from the Fund’s performance during the period?

All sectors but the government allocation, which only made up 13.75% of Fund assets at the end of the period, have outperformed the benchmark for the one-year period.

Non-agency residential mortgage-backed securities (RMBS) currently stand at approximately 54% of the Fund and produced a total return of 4.81% for the trailing 12 months, contributing 2.96% to the Fund’s performance. At the end of the period, the estimated yield for the non-agency RMBS portion was 8.21%. Lower rates, lower volatility, and tighter credit spreads resulted in solid performance for most areas of mortgage credit. The agency mortgage-backed securities (MBS) allocation, 13.7% of the Fund, contributed 0.21% to Fund performance due to the rally in rates and tighter spreads. The agency MBS allocation underperformed the agency MBS index by 1.28% for the period primarily due to the timing of the agency MBS purchases. Agency RMBS remain at historically attractive spreads, with current coupon zero-volatility spread for the fiscal quarter ending January 2024 at an average spread of 134 basis points (bps), widening by 15 bps year over year. If rate volatility subsides, we believe agency MBS should benefit the Fund’s performance. We believe current valuations of agency RMBS compared to both investment-grade corporate bonds and Treasuries are historic and provide enhanced total return opportunities.

The asset-backed securities (ABS) allocation of 12.60% of the Fund had a total return of 9.22% for the trailing 12 months, contributing 1.14% to the Fund’s performance. At the end of the period, the estimated yield for the ABS portion was 8.83%. Lower rates and tighter spreads in the fiscal quarter ending January 2024 benefited the auto and consumer ABS allocation. The consumer ABS exposure saw continued strength for the period, capping off a strong year of resilient performance despite robust supply and macro uncertainty. We continue to target short-duration, high-quality senior and mezzanine portions of auto ABS and consumer ABS that are wide from a historical yield and spread basis but are also poised to benefit from the yield curve steepening that we expect if the Federal Open Market Committee begins easing in 2024. Issuers tightened their underwriting standards in 2023, and the credit performance of 2023 collateral has been predominantly in line with or better than expectations. In our view, even the bottom tranches of the subprime auto and consumer loan ABS sectors should hold up well, as the bonds have robust structural features that we believe can withstand credit deterioration during a modest economic downturn. Diversification with respect to issuers, deals, and tenure shows attractive value within the space. We believe seasoning and robust structural support coupled with the deeply discounted prices of most areas of consumer ABS more than compensate investors for the perceived credit risk, considering our expectations of a growth slowdown ahead.

Collateralized loan obligations (CLOs) returned 8.94% for the one-year period, contributing 40 bps to Fund performance. The U.S. economy outperformed in 2023 as the probability for a soft landing increased throughout the year. Underlying bank loan valuations rose, and tightened Federal Reserve (the Fed) policy was a headwind for fixed-rate bonds and a tailwind to CLOs. The CLO allocation at the end of the period was at 6.55% of Fund assets, with an estimated yield of 6.95%.

Corporate bonds and commercial mortgage-backed securities continue to be minor tactical allocations within the Fund, at approximately 7% of Fund assets in total.

What is your outlook for 2024, and how is the Fund positioned?

It appears that the policy landscape is undergoing a notable shift, marked by our anticipation of decelerating economic growth, reduced inflationary pressures, and heightened unemployment levels throughout 2024.

We were early in our expectation that growth would slow meaningfully in 2023. However, the narrative of late-cycle dynamics is gaining momentum. The growth trajectory is showing signs of alteration, particularly evident in the fourth quarter of 2023, with global central banks taking proactive measures ahead of potential preemptive cuts by the Fed in mid-2024. Lending standards remain in notably restrictive territory, and the fiscal tailwinds experienced in 2023 are expected to diminish in the coming year. While we were humbled by the Fed’s use of financial stability tools in lieu of easing the federal funds rate in 2023, we believe expectations of slower growth, lower inflation, and higher unemployment will shift the Fed toward easier monetary policy,

1Returns presented are without load. Please reference the investments results section of the report for with load returns.

reducing the likelihood of additional financial accidents. We will be mindful of financial stability tools, or “Fed puts,” and the balance sheet as powerful stability mechanisms to address future financial stability risks, but we think the use of Fed puts is less likely in 2024, despite the reality that regional banks are not out of the woods yet.

Even after the significant move lower in U.S. Treasury yields during the fourth quarter of 2023, we expect a continued decrease in yields in 2024 in a bull-steepening move, given our expectations of slower growth, lower inflation, and the beginning of the Fed easing cycle in 2024. We believe any easing cycle will support lower interest rate volatility, which should in turn support the outperformance of mortgages and securitized credit versus corporate credit after they lagged in 2023 due to elevated interest rate volatility. We also believe 2024 will be even better for income-focused investors after last year’s mixed performance of fixed income, given the overall increase in rates and elevated levels of volatility. We believe that a plethora of opportunities exists across fixed income, particularly in mortgage and securitized products, given the historically high current yield environment coupled with attractive credit spreads.

We continue to favor high-quality securitized products versus corporate credit. We remain selective and focused on high-quality areas with stable credit fundamentals, which include agency and non-agency RMBS, CLOs, and short-to-medium-duration consumer ABS. From a credit standpoint, we maintain an overweight position in securitized credit with an emphasis on mortgage credit.

Past performance is not a guarantee of future results.

Investing involves risk; principal loss is possible. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and nonrated securities present a greater risk of loss to principal and interest than higher-rated securities do. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of, including credit risk, prepayment risk, possible illiquidity, and default, as well as increased susceptibility to adverse economic developments. Derivatives involve risks different from – and in certain cases, greater than – the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as illiquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lead to losses that are greater than the amount invested. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. The Fund may use leverage, which may exaggerate the effect of any increase or decrease in the value of securities in the Fund’s portfolio or higher and duplicative expenses when it invests in mutual funds, ETFs, and other investment companies. For more information on these risks and other risks of the Fund, please see the Prospectus.

Bond ratings are grades given to the bonds to indicate their credit quality as determined by rating agencies including, but not limited to, S&P and Moody’s. The firm evaluates a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from AAA, which is the highest grade, to D, which is the lowest grade. In limited situations, when a rating agency has not issued a formal rating, the adviser will classify the security as nonrated.

Definitions:

Agency Mortgage-Backed Securities (Agency MBS): Securities issued or guaranteed by the U.S. government or a government-sponsored enterprise.

Agency Residential Mortgage-Backed Securities (Agency RMBS): Issued or guaranteed by the U.S. government or a GSE, such as the Government National Mortgage Association (GNMA or Ginnie Mae), Federal National Mortgage Association (FNMA or Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac). GNMA bonds are backed by the full faith and credit of the U.S. government and thus are free from default risk. While FNMA and Freddie Mac securities lack this same backing, the risk of default is negligible.

Asset-Backed Securities (ABS): Securities created by buying and bundling loans – such as residential mortgage loans, commercial loans or student loans – and creating securities backed by those assets, which are then sold to investors.

Basis Point (bps): One hundredth of one percent and is used to denote the percentage change in a financial instrument.

Bloomberg U.S. Aggregate Bond Index: An unmanaged index that measures the performance of the investment-grade universe of bonds issued in the United States. The index includes institutionally traded U.S. Treasury, government-sponsored, mortgage, and corporate securities. It is not possible to invest directly in an index.

Collateralized Loan Obligation (CLO): A single security backed by a pool of debt.

Commercial Mortgage-Backed Securities (CMBS): Fixed-income investments backed by mortgages on commercial properties rather than residential real estate.

Current Coupon: Refers to a security that is trading closest to its par value without going over par. In other words, the bond’s market price is at or near to its issued face value.

Duration: Measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the price change relative to interest rate movements.

Federal Funds Rate: A target interest rate set by the central bank in its efforts to influence short-term interest rates as part of its monetary policy strategy.

Non-Agency Residential Mortgage-Backed Securities (Non-Agency RMBS): Securities issued by private institutions such as trusts and special purpose vehicles (SPVs). These bonds are not guaranteed by the U.S. government or GSEs. They typically have a more sophisticated subordination structure, which redirects the aggregate principal and interest cash flows of the underlying collateral to the individual RMBS bonds based on a set of rules, which are designed to create tranches with specific risk, coupon, and maturity characteristics.

Spread: The difference in yield between two bonds of similar maturity but different credit quality.

Subprime: Subprime mortgages are extended to borrowers with low credit scores. In general, these borrowers have damaged credit or limited credit history, along with minimal income and asset verification. Due to the higher default risk associated with these borrowers, lenders tend to charge a higher interest rate on subprime loans.

Tranche: A portion of debt or structured financing. Each portion, or tranche, is one of several related securities offered at the same time but with different risks, rewards, and maturities. A senior tranche is the highest tranche of a security, (i.e., the one deemed least risky). A mezzanine tranche is a small layer positioned between the senior tranche and a junior tranche (unrated, typically called equity tranche).

Yield Curve: The U.S. Treasury yield curve refers to a line chart that depicts the yields of short-term Treasury bills compared to the yields of long-term Treasury notes and bonds. The slope, shape, and level of yield curves may vary over time with changes in interest rates.

Angel Oak Financials Income Impact Fund

How did the Fund perform during the period?

For the 12-month period ended January 31, 2024, the Angel Oak Financials Income Impact Fund’s Institutional Class Shares (ANFIX) returned -0.88%, while its Class A Shares (ANFLX) and Class C Shares (AFLCX) returned -1.14% and -1.84%, respectively1. During the same period, the Fund’s benchmark, the Bloomberg U.S. Aggregate 3-5 Year Index, returned 3.60%.

What were the main contributors to and detractors from the Fund’s performance during the period?

The financial sector accounts for substantially all of the Fund’s assets. There are three areas of primary focus in the financial sector: community bank debt, nonbank financials debt, and community bank equity. The Fund’s financial sector asset allocation comprises approximately 77% of assets in community bank debt, approximately 20% of assets in nonbank financials debt, and approximately 2% of assets in community bank equities. In addition, approximately 2% of Fund assets are in cash and other assets.

The regional bank failures in the spring of 2023 highlighted concerns relating to the rapid rise of interest rates and the resulting impact on bank investment portfolios and accumulated other comprehensive income (AOCI). While the bank failures were more idiosyncratic than systemic, given their unique business models, bank debt and equity markets remained dislocated. Over the second half of 2023, contagion risk has faded as bank earnings proved resilient and stricter regulation is anticipated. Additionally, as rates rallied around the end of 2023, AOCI and capital levels improved, as did equity valuations, to some degree. Bank debt tends to lag equity performance, and we believe bank debt is well-positioned to outperform the broader fixed income market in 2024.

The bank failures and ensuing market volatility beginning in March 2023 were largely driven by liquidity concerns in conjunction with the rapid rise in interest rates. This was particularly evident in the unique business models of the failed regional banks, given their highly concentrated deposit bases and high level of uninsured deposits. Banks typically lag interest rate increases and similarly were slow to adjust deposit rates to the steep increase in interest rates this cycle. When weakness surfaced in the banking sector, depositors withdrew their funds at an unprecedented pace, and banks were forced to sell bonds out of their investment portfolios, realizing losses and, as a result, eroding their capital bases. As part of their response, regulators created a new Bank Term Funding Program (BTFP) at the discount window, allowing banks to borrow the par value of a wider range of securities so banks could avoid selling bonds and realizing losses for non-impaired securities. The BTFP was successful as part of the solution to quickly stabilize the banking system. Since then, we believe banks have worked hard to strengthen their deposit bases. Banks adjusted deposit rates higher, to levels more commensurate with market rates (pressuring net interest margins) and employed creative solutions to enhance the amount of deposit insurance available to their depositors. Additionally, over the course of 2023, the level of uninsured bank deposits improved meaningfully.

What is your outlook for 2024, and how is the Fund positioned?

From a fundamental perspective, while 2024 will likely bring with it a still-tough operating environment for banks, we believe net interest margins (NIM) pressures are abating, valuations are cheap, and mergers and acquisitions (M&A) activity should accelerate. We believe navigating the rate and credit environment and managing expenses will be top of mind for bank management teams.

NIM: We believe NIM pressures should gradually fade with the Federal Reserve (the Fed) on pause. Additionally, we believe margins will continue to compress on higher funding costs in the near term, but at a decelerating pace, before stabilizing and shifting to expansion in the second half of 2024. Historically, deposit costs have continued to rise until the Fed begins cutting rates. We believe loan and securities repricing will provide an offset to higher funding costs.

Credit Quality: Given the rapid rise in interest rates over the past several quarters and the ensuing pressure on consumer and corporate debt servicing capacity, we believe credit will continue to normalize from still-low levels as of the period end. Consumer credit cycles play out faster than commercial credit cycles, and delinquencies have been increasing for both credit card and auto portfolios. We believe early signs from securitization trusts point to deceleration in the pace of delinquencies, and risk-adjusted margins remain positive.

Commercial Real Estate (CRE): We believe CRE, particularly office CRE, is a larger headwind; however, it is important to understand banks’ exposure to the CRE market. More than half of CRE resides outside the banking system, and banks tend to be

1Returns presented are without load. Please reference the investments results section of the report for with load returns.

more conservative underwriters in terms of cap rates and loan-to-value ratios. With few exceptions, bank exposure to office CRE tends to be less than 5% of total loans. Over the course of 2023, banks enhanced their disclosure on CRE portfolios and built up loan loss reserves. While we believe this CRE cycle will likely be more severe than prior cycles, given the shift to increased work-from-home and hybrid work arrangements and that there remains headline risk, overall, we believe the banking sector is well-reserved and well-equipped to manage through deterioration in its CRE portfolios, particularly as CRE credit cycles tend to play out over multiple years.

M&A: The banking sector is also grappling with elevated expenses, particularly related to increasing regulation and higher deposit costs. While the biggest changes from a tougher regulatory regime are expected for regional banks with assets between $100 billion and $250 billion, we believe all banks will need to operate under a stricter regime. Incremental costs relating to compliance, risk management, etc., will pressure bank expenses. Additionally, compensation costs account for the bulk of banks expenses, and we believe technology remains a necessary investment from both cybersecurity and competitive perspectives. We believe M&A activity should reaccelerate in 2024 as banks focus on improving scale and profitability. We believe cost savings from bank consolidation are tangible and meaningful — they typically range from 20% to 30% of the acquired bank’s expenses.

In terms of Fund positioning, we believe the opportunity set is attractive across the banking spectrum. Despite the recovery in bank equities in the fourth quarter of 2023, we believe valuations remain muted. Additionally, spreads on bank debt remain at all-time wides, with little of the benefit from lower rates reflected in prices.

Bank Debt: We believe there is a fundamental mispricing of bank debt in the current market. The most typical instrument issued, subordinated debt (sub debt), is a Tier 2 regulatory capital instrument that is structured with a ten-year final maturity, with the bond becoming callable and switching from fixed rate to floating rate at year five. The key rationale for issuance is the regulatory capital treatment. Once there are less than five years to maturity, capital eligibility declines ratably over the last five years (i.e., 80% in year six, 60% in year seven, etc.). The market is pricing these bonds assuming they will be outstanding until maturity. We believe this is fundamentally incorrect. While banks are unlikely to issue below current yields, banks issue these bonds for capital purposes rather than funding purposes. Banks can fund themselves much more efficiently through alternative sources, mainly deposits. Thus, the key consideration for calling a bond and issuing new sub debt hinges on the effective cost of capital. While a case can be made for keeping these bonds outstanding for a year or two following the initial call, the debt becomes expensive funding past that point.

We are optimistic that the primary issue market will reemerge with strength in 2024 for several reasons. First, $1.8 billion of community bank debt is maturing, and we fully expect most of these banks will have to refinance those notes as they come due. Secondly, there is an additional $2 billion of debt outstanding that is already in the floating-rate period. These bonds have had their coupons reset higher and are losing regulatory capital eligibility at 20% per year, rendering the debt expensive and inefficient. Finally, approximately $4 billion of debt will enter the call/floating-rate period this year. We believe a robust primary market should also guide the secondary market, driving attractive investment opportunities across the community bank debt landscape.

Bank Equities: We believe bank equities are cheap by any measure, as a lack of conviction about the pace of rate cuts and the depth of credit normalization has been keeping investors on the sidelines. As more clarity emerges in the first half of 2024, bank equities could offer investors a compelling upside. We favor community banks with strong deposit franchises, attractive footprints, and expectations of being beneficiaries of an upcoming M&A cycle.

Across the financial services landscape more broadly, we see select opportunities for investment-grade small-cap insurance, asset management and other financial services senior debt, and residential mortgage real estate investment trust common and preferred equities. We do not anticipate the Fund’s subsector allocations in financial services will change materially in 2024.

Past performance is not a guarantee of future results.

Investing involves risk; principal loss is possible. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and nonrated securities present a greater risk of loss to principal and interest than higher-rated securities do. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of, including credit risk, prepayment risk, possible illiquidity, and default, as well as increased susceptibility to adverse economic developments. Derivatives involve risks different from – and in certain cases, greater than – the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as illiquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lead to losses that are greater than the amount invested. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. The Fund may use leverage, which may exaggerate the effect of any increase or decrease in the value of securities in the Fund’s portfolio or higher and duplicative expenses when it invests in mutual funds, ETFs, and other investment companies. The Fund will invest in high-yield securities (also known as “junk bonds”), and securities that are not rated by any rating agencies. These high-yield securities will generally be rated BB or lower by Standard & Poor’s Rating Group or will be of equivalent quality rating from another Nationally Recognized Statistical Ratings Organization. The Fund’s ESG impact investment strategy limits the universe of investment opportunities available to the Fund and will affect the Fund’s exposure to certain issuers, sectors, regions and types of investments, which may result in the Fund forgoing opportunities to buy or sell certain securities when it might otherwise be advantageous to do so. For more information on these risks and other risks of the Fund, please see the Prospectus.

Definitions:

Accumulated Other Comprehensive Income (AOCI): A general ledger account listed in the equity section of a company’s balance sheet.

Bloomberg U.S. Aggregate 3-5 Year Index: An index that tracks bonds with 3-to-5-year maturities within the Bloomberg U.S. Aggregate Bond Index. It is not possible to invest directly in an index.

Community Bank Sub-Debt: Subordinated debentures of financial institutions with total assets of less than $20 billion.

Floating Rate: A floating-rate security is an investment with interest payments that float or adjust periodically based upon a predetermined benchmark.

Net Interest Margin (NIM): NIM is an industry-specific profitability ratio for banks and other financial institutions. It is a measure of the spread a bank earns between interest income and the amount of interest paid out to its depositors, expressed as a percentage of earning assets.

Spread: The difference in yield between two bonds of similar maturity but different credit quality.

Tier 2 Capital: A bank’s supplementary capital including evaluation reserve, undisclosed reserves, hybrid security, and subordinate debt.

Angel Oak High Yield Opportunities Fund

How did the Fund perform during the period?

For the 12-month period that ended January 31, 2024, the Angel Oak High Yield Opportunities Fund’s Institutional Shares (ANHIX) returned 9.77%. During the same period, the Fund’s benchmark, the Bloomberg U.S. Corporate High Yield Bond Index, returned 9.28%.

What were the main contributors to and detractors from the Fund’s performance during the period?

For the period, the high-yield corporate bond allocation, which accounted for 67.1% of the Fund’s asset allocation as of January 31, 2024, returned 9.36%, slightly outperforming the benchmark Bloomberg U.S. Corporate High Yield Index return of 9.28%, and accounted for 636 basis points (bps) of the total return of the Fund.

The securitized credit allocation also outperformed the benchmark for the period. Non-agency residential mortgage-backed securities returned 14.38%, and asset-backed securities returned 12.36% compared to the Bloomberg U.S. Corporate High Yield Index return of 9.28%. The high-yield securitized credit allocation accounted for 339 bps of the total return of the Fund. The positive attribution was driven primarily by allocation, given the out-of-index nature of the securitized credit allocation.

Within the high-yield corporate bond allocation, the largest positive contributor to performance was the communications sector. The positive attribution was driven by a combination of allocation and selection. The positive attribution from selection was due to the Fund being underweight one of the lowest returning sectors. In terms of selection, the biggest contribution was from a position in a large broadcast television company that is benefiting from renegotiated retransmission contracts and the beginning of a potential recovery in advertising demand.

Finance companies were the second-largest positive contributor to performance. The positive attribution was also split between allocation and selection. The positive attribution from allocation was from the Fund being overweight one of the three best performing sectors in the benchmark. From a selection perspective, the largest contribution was from a mortgage origination company that benefited from the decline in interest rates in conjunction with expectations that the Federal Reserve (the Fed) is done raising interest rates and that the next move will be to cut interest rates.

The largest detractor from performance was the electric sector. The negative attribution was due to selection and entirely attributable to a producer of wood pellets used for energy production whose management essentially decided to speculate on the price of wood pellets, resulting in material losses and liquidity issues.

Consumer cyclical was also a negative contributor to performance. The negative attribution was predominantly due to allocation. The negative attribution from allocation was from the Fund being underweight a sector that outperformed the benchmark following the Fed’s pivot toward potentially cutting rates and the increased investor optimism regarding the likelihood of a soft landing.

What is your outlook for 2024, and how is the Fund positioned?

Inflation has decelerated faster than expected, allowing the Fed to rapidly slow and then pause interest rate increases. Over the past two Federal Open Market Committee meetings, the Fed acknowledged that inflation is moving toward its 2% target and that the supply-demand imbalance for labor is beginning to reverse. They also stated that monetary policy is restrictive. As such, the Federal Reserve chairman stated in a press conference that the conditions that would underpin an interest rate cut had been discussed. The market’s takeaway was that interest rate hikes had come to an end and the next move would be a cut. We believe any subsequent move lower in interest rates will contribute to easier financial conditions and increase the chances of a soft landing. However, given the resiliency of the labor market and the vitality of the economy – not to mention that real interest rates are not that high, especially compared to pre-Global Financial Crisis levels – investors may have gotten ahead of themselves in terms of the magnitude of interest rate cuts being priced in. That said, we continue to expect the cumulative effect of monetary policy tightening and interest rate increases to negatively affect the level of economic activity and corporate credit performance. The labor market is rebalancing as the number of job openings is decreasing, wage gains are slowing, and unemployment is slowly ticking higher. Banks continue to report increases in net charge-offs, albeit off historic lows, and tighter lending standards, reducing credit extension, leading to weaker aggregate demand. Despite the softening of economic conditions, corporate credit spreads have tightened to within 90 bps off the all-time low from May 2007. As such, we are taking advantage of the underperformance of securitized credit and perceived relative value compared to high-yield corporate credit. We believe this will help mitigate the potential impact on performance.

Past performance is not a guarantee of future results.

Investing involves risk; principal loss is possible. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and nonrated securities present a greater risk of loss to principal and interest than higher-rated securities do. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of, including credit risk, prepayment risk, possible illiquidity, and default, as well as increased susceptibility to adverse economic developments. Derivatives involve risks different from – and in certain cases, greater than – the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as illiquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lead to losses that are greater than the amount invested. For more information on these risks and other risks of the Fund, please see the Prospectus.

Definitions:

Asset-Backed Securities (ABS): Securities created by buying and bundling loans – such as residential mortgage loans, commercial loans or student loans – and creating securities backed by those assets, which are then sold to investors.

Basis point (bps): One hundredth of one percent. Used to denote the percentage change in a financial instrument.

Bloomberg U.S. Corporate High Yield Bond Index: An unmanaged market value-weighted index that covers the universe of fixed-rate, non-investment-grade debt. It is not possible to invest directly in an index.

Non-Agency Residential Mortgage-Backed Securities (Non-Agency RMBS): Securities issued by private institutions such as trusts and special purpose vehicles. These bonds are not guaranteed by the U.S. government or GSEs. They typically have a more sophisticated subordination structure, which redirects the aggregate principal and interest cash flows of the underlying collateral to the individual RMBS bonds based on a set of rules, which are designed to create tranches with specific risk, coupon, and maturity characteristics.

Angel Oak UltraShort Income Fund

How did the Fund perform during the period?

For the 12-month period that ended January 31, 2024, the Angel Oak UltraShort Income Fund’s Institutional Shares (AOUIX) returned 6.53%1, while its A Shares (AOUAX) and A1 Shares (AOUNX) returned 6.36% and 6.27%, respectively1. During the same period, the Fund’s benchmarks, the Bloomberg Short Treasury: 9-12 Months Index and the Bloomberg Short-Term Government/Corporate Index, returned 5.03% and 5.23%, respectively. The Fund outperformed the benchmarks primarily due to the overweight to credit.

What were the main contributors to and detractors from the Fund’s performance during the period?

The primary contributors to annual performance were income, asset-backed securities (ABS), collateralized loan obligations (CLOs), corporate bonds, and agency commercial mortgage-backed securities (CMBS). The primary detractor was the effective duration, which was lower than the benchmark. The Fund maintained an effective duration in the 0.7-0.9 years range, which was just below the benchmark average range of 0.8-0.9 years. Credit spreads tightened throughout 2023, particularly within ABS credit, which was the primary driver of Fund outperformance. While market valuations have improved in ABS, many sectors of securitized credit remain wide on a historical basis compared to Treasuries and corporate bonds. The Fund remains overweight in these subsectors into 2024. The average spread of the Fund ended the period at approximately +160 basis points (bps), tightening 80 bps year over year but still wide of the 2021 levels that were inside +100 bps.

The government and cash allocations increased year over year as securitized spreads tightened. Government/credit ended the period at 14%/86%, increasing the government allocation by approximately 3%. The government allocation was near the Fund’s all-time low as credit spreads were the widest since the short-term shock in March/April of 2020. The government allocation continues to focus on a diversified mix of primarily fixed- and floating-rate agency CMBS, Treasuries, and cash. The cash allocation was increased alongside an increase in floating-rate agency CMBS. The average spread of the agency CMBS ended the period at +60 bps, tightening by 16 bps, and the average price of that allocation ended at $99.4. The duration of the government allocation is approximately two months.

Portfolio managers were very bullish on securitized spreads heading into 2023 as valuations were at the widest levels since the second quarter of 2020 and corporate credit valuations improved in the second half of 2022. The Fund was positioned to take advantage of the retracement in valuations, particularly for ABS and non-agency residential mortgage-backed securities (RMBS).

The ABS allocation produced a total return of 7.7%, contributing 343 bps to Fund performance. ABS spreads remained volatile throughout the period, ending at +149 bps in the Fund, tightening over 130 bps from +280 bps to start the period. The Fund continued to focus on consumer sectors of auto, credit card, and consumer loans. Total return benefited from both tighter spreads in ABS and upgrades in credit quality through de-levering structures.

The residential mortgage credit allocation produced a total return of 5.7%, contributing 143 bps to Fund performance. Residential mortgage credit underperformed corporate bonds sharply in the final quarter of 2023, setting the stage for very high potential returns in 2024. While mortgage rates remained elevated in the 6%-8% range for most of 2023, valuations began to retrace. Within the Fund, the average spread tightened 46 bps to end the period at +237 bps. Agency mortgage spreads were quite volatile in 2023 as the Federal Open Market Committee (FOMC) maintained their quantitative tightening campaign and the banking system was a net seller during most of the year. Additionally, the FOMC tightened the front end by 100 bps during the period, continuing to push against the rate market amid rising bank stress. Given this backdrop, residential credit tightened less than ABS and CLOs in 2023. Given the relative sector performance, the Fund looked to maintain its higher allocation in non-agency RMBS and increase it to 25%. The primary focus of the RMBS allocation is within non-qualified mortgage, prime, and nonperforming loan sectors. The allocation ended the period at an average price of $90 and a spread of approximately +240 bps.

CLOs returned 7.28% for the period, contributing 85 bps to Fund performance. CLOs were the star performers in the Fund in 2023 and were second only to ABS among the highest allocations. The U.S. economy outperformed in 2023 as the probability for a soft landing increased throughout the year. Underlying bank loan valuations rose, and tightened Federal Reserve (the Fed) policy was a headwind for fixed-rate bonds and a tailwind to CLOs. The Fund’s focus was on very short maturity, primarily AAA-rated, tranches. The CLO allocation was maintained to end the period at 12% of Fund assets. The average price finished at $99.9 and a yield to maturity of 6.1% (+117 discount margin). Corporate bonds and CMBS continue to be minor tactical allocations within the Fund, at approximately 6% of Fund assets in total.

1Returns presented are without load. Please reference the investments results section of the report for with load returns.

What is your outlook heading into 2024, and how is the Fund positioned?

It appears that the policy landscape is undergoing a notable shift, marked by our anticipation of decelerating economic growth, reduced inflationary pressures, and heightened unemployment levels throughout 2024.

We were early in our expectation that growth would slow meaningfully in 2023. However, the narrative of late-cycle dynamics is gaining momentum. The growth trajectory is showing signs of alteration, particularly evident in the fourth quarter of 2023, with global central banks taking proactive measures ahead of potential preemptive cuts by the Fed in mid-2024. Lending standards remain in notably restrictive territory, and the fiscal tailwinds experienced in 2023 are expected to diminish in the coming year. While we were humbled by the Fed’s use of financial stability tools in lieu of easing the federal funds rate in 2023, we believe expectations of slower growth, lower inflation, and higher unemployment will shift the Fed toward easier monetary policy, reducing the likelihood of additional financial accidents. We will be mindful of financial stability tools, or “Fed puts,” and the balance sheet as powerful stability mechanisms to address future financial stability risks, but we think the use of Fed puts is less likely in 2024, despite the reality that regional banks are not out of the woods yet.

Even after the significant move lower in U.S. Treasury yields during the fourth quarter of 2023, we expect a continued decrease in yields in 2024 in a bull-steepening move, given our expectations of slower growth, lower inflation, and the beginning of the Fed easing cycle in 2024. We believe any easing cycle will support lower interest rate volatility, which should in turn support the outperformance of mortgages and securitized credit versus corporate credit after they lagged in 2023 due to elevated interest rate volatility. We also believe 2024 will be even better for income-focused investors after last year’s mixed performance of fixed income, given the overall increase in rates and elevated levels of volatility. We believe that a plethora of opportunities exists across fixed income, particularly in mortgage and securitized products, given the historically high current yield environment coupled with attractive credit spreads.

We expect more widening ahead for corporate credit spreads, both investment grade and high yield, and continue to favor high-quality securitized products versus corporate credit. We remain selective and focused on high-quality areas with stable credit fundamentals, which include agency and non-agency RMBS and senior short-duration consumer ABS. This outlook drives our portfolios toward neutral-to-overweight-duration positioning. From a credit standpoint, we are neutral to underweight corporate credit and overweight securitized credit with a focus on mortgage credit.

Past performance is not a guarantee of future results.

Investing involves risk; principal loss is possible. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying asset, rate or index, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying asset, rate or index; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. The Fund may invest in illiquid securities and restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Changes in interest rates generally will cause the value of fixed-income instruments held by the Fund to vary inversely to such changes. Below investment grade instruments are commonly referred to as “junk” or high-yield instruments and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower grade instruments may be particularly susceptible to economic downturns. The price paid by the Fund for asset-backed securities, including CLOs, the yield the Fund expects to receive from such securities and the average life of such securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. Mortgage-backed securities are subject to the general risks associated with investing in real estate securities; that is, they may lose value if the value of the underlying real estate to which a pool of mortgages relates declines. For more information on these risks and other risks of the Fund, please see the Prospectus.

Bond ratings are grades given to the bonds to indicate their credit quality as determined by rating agencies including, but not limited to, S&P and Moody’s. The firm evaluates a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from AAA, which is the highest grade, to D, which is the lowest grade. In limited situations, when a rating agency has not issued a formal rating, the adviser will classify the security as nonrated.

Definitions:

Agency Commercial Mortgage-Backed Security (Agency CMBS): A type of mortgage-backed security that is secured by loans on commercial properties that are issued or guaranteed by Fannie Mae, Freddie Mac or Ginnie Mae, or another United States federal GSE or a United States federal government agency.

Agency Residential Mortgage-Backed Securities (Agency RMBS): Issued or guaranteed by the U.S. government or a GSE, such as the Government National Mortgage Association (GNMA or Ginnie Mae), Federal National Mortgage Association (FNMA or Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac). GNMA bonds are backed by the full faith and credit of the U.S. government and thus are free from default risk. While FNMA and Freddie Mac securities lack this same backing, the risk of default is negligible.

Asset-Backed Securities (ABS): Securities created by buying and bundling loans – such as residential mortgage loans, commercial loans or student loans – and creating securities backed by those assets, which are then sold to investors.

Basis Point (bps): One hundredth of one percent and is used to denote the percentage change in a financial instrument.

Bloomberg Short-Term Government/Corporate Total Return Index: An unmanaged index that represents securities that have fallen out of the US Government/Corporate Index because of the standard minimum one year maturity constraint. Sectors include treasuries, agencies, industrials, utilities and financial institutions.

Bloomberg Short Treasury: 9-12 Months Index: Measures the performance of U.S. Treasury bills, notes, and bonds with a remaining maturity between 9-12 months. It is not possible to invest directly in an index.

Collateralized Loan Obligation (CLO): A single security backed by a pool of debt.

Discount Margin (DM): The average expected return of a floating-rate security that is earned in addition to the index underlying, or reference rate of, the security.

Effective Duration: Measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the effective duration, the greater the price change relative to interest rate movements.

Federal Funds Rate: A target interest rate set by the central bank in its efforts to influence short-term interest rates as part of its monetary policy strategy.

Floating Rate: A floating-rate security is an investment with interest payments that float or adjust periodically based upon a predetermined benchmark.

Non-Agency Residential Mortgage-Backed Securities (Non-Agency RMBS): Securities issued by private institutions such as trusts and special purpose vehicles (SPVs). These bonds are not guaranteed by the U.S. government or GSEs. They typically have a more sophisticated subordination structure, which redirects the aggregate principal and interest cash flows of the underlying collateral to the individual RMBS bonds based on a set of rules, which are designed to create tranches with specific risk, coupon, and maturity characteristics.

Nonperforming Loan (NPL): A loan in which the borrower is in default and has not made any scheduled payments of principal or interest for a certain period of time.

Non-Qualified Mortgage (Non-QM): A loan that does not meet the standards of a qualified mortgage and uses non-traditional methods of income verification to help a borrower get approved for a home loan.

Residential Mortgage-Backed Securities (RMBS): Fixed income securities with cash flows that are collateralized by residential mortgages.

Spread: The difference in yield between two bonds of similar maturity but different credit quality.

Tranche: A portion of debt or structured financing. Each portion, or tranche, is one of several related securities offered at the same time but with different risks, rewards, and maturities. A senior tranche is the highest tranche of a security, (i.e., the one deemed least risky). A mezzanine tranche is a small layer positioned between the senior tranche and a junior tranche (unrated, typically called equity tranche).

Yield to Maturity (YTM): The total rate of return that will have been earned by a bond when it makes all interest payments and repays the original principal.

Angel Oak Total Return Bond Fund

How did the Fund perform during the period?

For the 12-month period that ended January 31, 2024, the Angel Oak Total Return Bond Fund’s Institutional Shares (AOIIX) returned 2.24%. During the same period, the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, returned 2.10%.

What were the main contributors to and detractors from the Fund’s performance during the period?

Contributors to the outperformance were numerous, including securitized overweights in asset-backed securities (ABS), commercial mortgage-backed securities (CMBS), high-yield (HY) corporate bonds, and agency mortgage-backed securities (MBS) relative to Treasuries. Detractors were Treasury/rates positionings, which were further out on the yield curve and underperformed shorter-duration assets. Within the credit strategies, non-agency residential mortgage-backed securities (RMBS) and CMBS outperformed investment-grade (IG) corporate bonds and HY outperformed IG corporate bonds, both relative to the benchmark.

Relative sector weights and bond selection drove outperformance. With the expectation that monetary policy tightening will be successful in slowing the economy and bringing down inflation, the team continues to maintain a duration in line with the benchmark, an underweight to corporate credit, and a significant overweight to securitized credit, taking advantage of what we believe is an attractive relative value compared to corporate credit, which is expected to normalize if corporate credit spreads widen and securitized credit spreads tighten if the economy slows and interest rate volatility declines as we expect.

GOVERNMENT ATTRIBUTION

The overweight to agency RMBS relative to Treasuries was a contributor to the Fund’s performance relative to the benchmark. The Treasury/rates attribution was -86 basis points (bps) versus +58 bps for the benchmark. The contribution from the U.S. MBS allocation was +117 bps, compared to 39 bps for the benchmark. Security selection outperformed within the agency MBS allocation (+3.6% vs. +1.4%). The government and cash allocation decreased 1.4% year over year to 37.5%. The U.S. MBS allocation within the Fund ended the period at approximately 35%, near unchanged year over year. Agency RMBS remain at historically attractive spreads, with current coupon zero-volatility spread for the fiscal quarter ending January 2024 at an average spread of 134 bps, widening by 15 bps year over year. If rate volatility subsides, the overweight to agency MBS should benefit the Fund’s performance. We believe current valuations of agency RMBS compared to both IG corporate bonds and Treasuries are historic and provide enhanced total return opportunities.

CREDIT ATTRIBUTION

Securitized credit within the Fund outperformed corporate credit during the period, contributing 203 bps to the Fund’s performance. Non-agency RMBS (+102 bps), non-agency CMBS (+23 bps), and ABS (+78 bps) all had positive total returns during the period, while corporate credit contributed 25 bps to Fund performance, primarily driven by the overweight to HY. The average spread of the securitized allocation ended the period at 340 bps, with an average yield of approximately 7.6%.

What is your outlook for 2024, and how is the Fund positioned?

We think the policy turn is finally here, given our expectations for slowing growth, lower inflation, and higher unemployment in 2024. However, the narrative of late-cycle dynamics is gaining momentum. The growth trajectory is showing signs of alteration, particularly evident in the fourth quarter of 2023, with global central banks taking proactive measures ahead of potential preemptive cuts by the Federal Reserve (the Fed) in mid-2024. Lending standards remain in notably restrictive territory, and the fiscal tailwinds experienced in 2023 are expected to diminish in the coming year. While we were humbled by the Fed’s use of financial stability tools in lieu of easing the federal funds rate in 2023, we believe expectations of slower growth, lower inflation, and higher unemployment will shift the Fed toward easier monetary policy, reducing the likelihood of additional financial accidents. We will be mindful of financial stability tools, or “Fed puts,” and the balance sheet as powerful stability mechanisms to address future financial stability risks, but we think the use of Fed puts is less likely in 2024, despite the reality that regional banks are not out of the woods yet.

Even after the significant move lower in U.S. Treasury yields during the fourth quarter of 2023, we expect a continued decrease in yields in 2024 in a bull-steepening move, given our expectations of slower growth, lower inflation, and the beginning of the Fed easing cycle in 2024. We believe any easing cycle will support lower interest rate volatility, which should in turn support the outperformance of mortgages and securitized credit versus corporate credit after they lagged in 2023 due to elevated interest rate volatility. We also believe 2024 will be even better for income-focused investors after last year’s mixed performance of fixed income, given the overall increase in rates and elevated levels of volatility. We believe that a plethora of opportunities exists across fixed income, particularly in mortgage and securitized products, given the historically high current yield environment coupled with attractive credit spreads.

We expect more widening ahead for corporate credit spreads, both IG and HY, and continue to favor high-quality securitized products versus corporate credit. We remain selective and focused on high-quality areas with stable credit fundamentals, which include agency and non-agency RMBS and senior short-duration consumer ABS. This outlook drives our portfolios toward neutral-to-overweight-duration positioning. From a credit standpoint, we are neutral to underweight corporate credit and overweight securitized credit with a focus on mortgage credit.

Past performance is not a guarantee of future results.

Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as illiquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The Fund may use leverage, which may exaggerate the effect of any increase or decrease in the value of securities in the Fund’s portfolio or higher and duplicative expenses when it invests in mutual funds, ETFs, and other investment companies. For more information on these risks and other risks of the Fund, please see the Prospectus.

Bond ratings are grades given to the bonds to indicate their credit quality as determined by rating agencies including, but not limited to, S&P and Moody’s. The firm evaluates a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from AAA, which is the highest grade, to D, which is the lowest grade. In limited situations, when a rating agency has not issued a formal rating, the adviser will classify the security as nonrated.

Definitions:

Agency Mortgage-Backed Securities (Agency MBS): Securities issued or guaranteed by the U.S. government or a government-sponsored enterprise.

Agency Residential Mortgage-Backed Securities (Agency RMBS): Issued or guaranteed by the U.S. government or a GSE, such as the Government National Mortgage Association (GNMA or Ginnie Mae), Federal National Mortgage Association (FNMA or Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac). GNMA bonds are backed by the full faith and credit of the U.S. government and thus are free from default risk. While FNMA and Freddie Mac securities lack this same backing, the risk of default is negligible.

Asset-Backed Securities (ABS): Securities created by buying and bundling loans – such as residential mortgage loans, commercial loans or student loans – and creating securities backed by those assets, which are then sold to investors.

Basis Point (bps): One hundredth of one percent and is used to denote the percentage change in a financial instrument.

Bloomberg U.S. Aggregate Bond Index: An unmanaged index that measures the performance of the investment-grade universe of bonds issued in the United States. The index includes institutionally traded U.S. Treasury, government-sponsored, mortgage, and corporate securities. It is not possible to invest directly in an index.

Commercial Mortgage-Backed Securities (CMBS): Fixed-income investments backed by mortgages on commercial properties rather than residential real estate.

Credit Spread: The difference in yield between two bonds of similar maturity but different credit quality.

Current Coupon: Refers to a security that is trading closest to its par value without going over par. In other words, the bond’s market price is at or near to its issued face value.

Duration: Measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the price change relative to interest rate movements.

Federal Funds Rate: A target interest rate set by the central bank in its efforts to influence short-term interest rates as part of its monetary policy strategy.

Non-Agency Commercial Mortgage-Backed Security (Non-Agency CMBS): A type of mortgage-backed security that is secured by loans on commercial properties that are not issued or guaranteed by Fannie Mae, Freddie Mac or Ginnie Mae, or any other United States federal GSE or a United States federal government agency.

Non-Agency Residential Mortgage-Backed Securities (Non-Agency RMBS): Securities issued by private institutions such as trusts and special purpose vehicles (SPVs). These bonds are not guaranteed by the U.S. government or GSEs. They typically have a more sophisticated subordination structure, which redirects the aggregate principal and interest cash flows of the underlying collateral to the individual RMBS bonds based on a set of rules, which are designed to create tranches with specific risk, coupon, and maturity characteristics.

Spread: The difference in yield between two bonds of similar maturity but different credit quality.

Yield Curve: The U.S. Treasury yield curve refers to a line chart that depicts the yields of short-term Treasury bills compared to the yields of long-term Treasury notes and bonds. The slope, shape, and level of yield curves may vary over time with changes in interest rates.

Angel Oak UltraShort Income ETF

How did the Fund perform during the period?

For the 12-month period that ended January 31, 2024, the Angel Oak UltraShort Income ETF (the Fund) returned 6.84% based on market price and 6.78% based on net asset value. During the same period, the Fund’s benchmarks, the Bloomberg U.S. Treasury Bills Index and the Bloomberg Short-Term Government/Corporate Index, returned 5.21% and 5.23%, respectively. The Fund outperformed the benchmarks given the overweight to credit and duration.

What were the main contributors to and detractors from the Fund’s performance during the period?

The primary contributors to annual performance were income and duration relative to the benchmark. The Fund has a 12-month trailing distribution yield of 5.9%1. Asset class outperformance was driven by strategies within asset-backed securities (ABS), collateralized loan obligations (CLOs), non-agency residential mortgage-backed securities (RMBS), and agency commercial mortgage-backed securities (CMBS). The primary detractors were agency RMBS and corporate bonds, which both had positive returns but less than the benchmark. The Fund maintained an effective duration in the 0.6-0.9 years range, longer than the duration of the benchmark of 0.25 years. Credit spreads tightened for most sectors in 2023. While market valuations have improved in short-duration ABS, many sectors of securitized credit remain wide on a historical basis compared to Treasuries and corporate bonds. The Fund remains overweight these subsectors into 2024. The average spread of the Fund ended the period at approximately +108 basis points (bps), and the average price finished at $99.51.

The government and cash allocation decreased year over year as the Fund continued to grow assets under management rapidly throughout 2023. Government/credit ended the period at 20%/80%, decreasing the government allocation by approximately 2%. The government allocation continues to focus on a diversified mix of primarily fixed- and floating-rate agency commercial mortgage-backed securities (CMBS), Treasuries, and cash. The cash and Treasury allocations were decreased, while the Fund increased allocation in agency MBS markets. The average spread of agency MBS ended the period at +60 bps, tightening by 20 bps year over year, and the average price of that allocation ended at $99.0. The duration of the government allocation is approximately 4 months.

Portfolio managers were very bullish on securitized spreads heading into 2023 as valuations were at the widest levels since the second quarter of 2020 and corporate credit valuations improved in the second half of 2023. The Fund was positioned to take advantage of the retracement in valuations, particularly for ABS and non-agency RMBS.

The ABS allocation produced a total return of 7.4%, contributing 377 bps to Fund performance. ABS spreads remained volatile throughout the period, ending at +110 bps in the Fund. The Fund continued to focus on sectors of auto, credit card, and consumer loans. Total return benefited from both tighter spreads in ABS and upgrades in credit quality through de-levering structures.

The residential mortgage credit allocation produced a total return of 7.68%, contributing 155 bps to Fund performance. RMBS was the best-performing asset class in the Fund over the period. Residential mortgage credit underperformed corporate bonds sharply in the final quarter of 2023, setting the stage for very high potential returns in 2024. Agency mortgage spreads were quite volatile in 2023 as the Federal Open Market Committee (FOMC) maintained their quantitative tightening campaign and the banking system was a net seller during most of the year. Additionally, the FOMC tightened the front end by 100 bps during the period, continuing to push against the rate market amid rising bank stress. Given the remaining opportunity set, the Fund increased the exposure by 1%-2% year over year to end the period at 20% of Fund assets. While mortgage rates remained elevated in the 6%-8% range for most of 2023, valuations began to retrace. The primary focus of the RMBS allocation is within non-qualified mortgage, credit risk transfer, and single-family rental sectors. The allocation ended the period at an average price of $99.5 and a spread of approximately +177 bps.

CLOs returned 7.68% for the period, contributing 64 bps to Fund performance. CLOs were the star performers in short-duration credit in 2022 and were the third-best-performing sector in the Fund after RMBS and ABS. The U.S. economy outperformed in 2023 as the probability for a soft landing increased throughout the year. Underlying bank loan valuations rose, and tightening Federal Reserve policy was a headwind for fixed-rate bonds and a tailwind to CLOs. The Fund focuses on very short maturity, primarily AAA-rated, tranches. The CLO allocation was increased 2% to end the period at 9.7% of Fund assets. The average price finished at $99.9 and a yield to maturity of 5.9% (+125 discount margin).

The corporate bonds allocation returned 4.94%, contributing 25 bps to Fund performance. The Fund continued to increase the allocation to corporate bonds throughout 2023 to diversify credit risk amid tighter ABS spreads. The allocation ended the period at 7.6% of Fund assets. The corporate bonds allocation is well diversified, with 10+ subsectors.

1As of 1/31/24, the subsidized and unsubsidized 30-day SEC yields for UYLD were 5.77% and 5.51%, respectively.

What is your outlook heading into 2024, and how is the Fund positioned?

Looking to 2024, we think equity valuations appeared stretched, but fixed income remains attractively priced. We are expecting three to four cuts in 2024, which has led the team to position the Fund in a more neutral stance from a duration perspective. While the FOMC looks to be ending their tightening campaign, fixed-income investors have continued to pile in cash; money market assets reached a new high north of $8 trillion globally.

We believe that money will start to move out of cash at some point in 2024, and this will be bullish for U.S. credit fixed-income assets, particularly for securitized assets. Active fixed-income managers experienced sharp outflows in 2022, with flows more balanced in 2023. A positive flow picture could materialize in 2024 as investors leave cash to potentially find better total return opportunities amid the onset of a rate-cutting cycle. Tailwinds from shareholder inflows would likely be a strong positive technical for securitized assets, and we believe that the Fund is positioned to benefit.

Past performance is not a guarantee of future results.

Investing involves risk; principal loss is possible. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower- rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Fund is a recently organized investment company with limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decisions. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as illiquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The Fund may use leverage, which may exaggerate the effect of any increase or decrease in the value of securities in the Fund’s portfolio or higher and duplicative expenses when it invests in mutual funds, ETFs, and other investment companies. For more information on these risks and other risks of the Fund, please see the Prospectus.

ETFs may trade at a premium or discount to NAV. Shares of any ETF are bought and sold at market prices (not NAV) and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. The Fund is an actively managed ETF, which is a fund that trades like other publicly traded securities. The Fund is not an index fund and does not seek to replicate the performance of a specified index.

Bond ratings are grades given to the bonds to indicate their credit quality as determined by rating agencies including, but not limited to, S&P and Moody’s. The firm evaluates a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from AAA, which is the highest grade, to D, which is the lowest grade. In limited situations, when a rating agency has not issued a formal rating, the adviser will classify the security as nonrated.

Definitions:

Agency Commercial Mortgage-Backed Security (Agency CMBS): A type of mortgage-backed security that is secured by loans on commercial properties that are issued or guaranteed by Fannie Mae, Freddie Mac or Ginnie Mae, or another United States federal GSE or a United States federal government agency.

Agency Mortgage-Backed Securities (Agency MBS): Securities issued or guaranteed by the U.S. government or a government-sponsored enterprise.

Agency Residential Mortgage-Backed Securities (Agency RMBS): Issued or guaranteed by the U.S. government or a GSE, such as the Government National Mortgage Association (GNMA or Ginnie Mae), Federal National Mortgage Association (FNMA or Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac). GNMA bonds are backed by the full faith and credit of the U.S. government and thus are free from default risk. While FNMA and Freddie Mac securities lack this same backing, the risk of default is negligible.

Asset-Backed Securities (ABS): Securities created by buying and bundling loans – such as residential mortgage loans, commercial loans or student loans – and creating securities backed by those assets, which are then sold to investors.

Basis Point (bps): One hundredth of one percent and is used to denote the percentage change in a financial instrument.

Bloomberg Short-Term Government/Corporate Total Return Index: An unmanaged index that represents securities that have fallen out of the US Government/Corporate Index because of the standard minimum one year maturity constraint. Sectors include treasuries, agencies, industrials, utilities and financial institutions.

Bloomberg U.S. Treasury Bills Index: An index that tracks the market for treasury bills issued by the U.S. government. It is not possible to invest directly in an index.

Collateralized Loan Obligation (CLO): A single security backed by a pool of debt.

Discount Margin (DM): The average expected return of a floating-rate security that is earned in addition to the index underlying, or reference rate of, the security.

Distribution Yield: The distribution yield is calculated by annualizing actual dividends distributed for the monthly period ended on the date shown and dividing by the net asset value on the last business day for the same period. The yield does not include long-or short-term capital gains distributions.

Effective Duration: Measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the effective duration, the greater the price change relative to interest rate movements.

Floating Rate: A floating-rate security is an investment with interest payments that float or adjust periodically based upon a predetermined benchmark.

Non-Agency Residential Mortgage-Backed Securities (Non-Agency RMBS): Securities issued by private institutions such as trusts and special purpose vehicles (SPVs). These bonds are not guaranteed by the U.S. government or GSEs. They typically have a more sophisticated subordination structure, which redirects the aggregate principal and interest cash flows of the underlying collateral to the individual RMBS bonds based on a set of rules, which are designed to create tranches with specific risk, coupon, and maturity characteristics.

Non-Qualified Mortgage (Non-QM): A loan that does not meet the standards of a qualified mortgage and uses non-traditional methods of income verification to help a borrower get approved for a home loan.

Residential Mortgage-Backed Securities (RMBS): Fixed income securities with cash flows that are collateralized by residential mortgages.

Single-Family Rental (SFR): Houses or apartments that are designed to be rented by a single family or individual.

Spread: The difference in yield between two bonds of similar maturity but different credit quality.

Tranche: A portion of debt or structured financing. Each portion, or tranche, is one of several related securities offered at the same time but with different risks, rewards, and maturities. A senior tranche is the highest tranche of a security, (i.e., the one deemed least risky). A mezzanine tranche is a small layer positioned between the senior tranche and a junior tranche (unrated, typically called equity tranche).

Yield to Maturity (YTM): The total rate of return that will have been earned by a bond when it makes all interest payments and repays the original principal.

Angel Oak Income ETF

How did the Fund perform during the period?

For the 12-month period that ended January 31, 2024, the Angel Oak Income ETF (the Fund) returned 7.61% based on market price and 7.95% based on net asset value. During the same period, the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, returned 2.10%.

What were the main contributors to and detractors from the Fund’s performance during the period?

Most of the sectors outperformed the benchmark for the one-year period. Non-agency residential mortgage-backed securities (RMBS) and asset-back securities (ABS), which made up 59.96% of Fund assets at the end of the period, are estimated to have returned 11.07% and 11.18% for the period, respectively, attributing roughly 6.35% to Fund performance and outperforming the Bloomberg U.S. Aggregate Bond Index, the Bloomberg U.S. Corporate Investment Grade Index, and the Bloomberg U.S. Corporate High Yield Bond Index for the period. Collateralized loan obligations (CLOs), which made up 9.29% of Fund assets at the end of the period, are estimated to have returned 8.89% for the period, attributing roughly 0.75% to Fund performance and outperforming the Bloomberg U.S. Aggregate Bond Index, the Bloomberg U.S. Corporate Investment Grade Index, and the Bloomberg U.S. Corporate High Yield Bond Index for the period. Detractors to performance consisted primarily of the agency RMBS allocation, which made up 20.86% of Fund assets at the end of the period and returned 0.13%, attributing roughly 0.65% to Fund performance.

Non-agency RMBS currently stands at 39.63% of the Fund and produced a total return of 11.07% for the trailing 12 months, contributing 4.36% to the Fund’s performance. At the end of the period, the estimated yield for the non-agency RMBS portion was 7.61%. Lower rates, lower volatility, and tighter credit spreads resulted in solid performance for most areas of mortgage credit. Agency RMBS remain at historically attractive spreads, with current coupon zero-volatility spread for the fiscal quarter ending January 2024 at an average spread of 134 basis points (bps), widening by 15 bps year over year. If rate volatility subsides, we believe agency mortgage-backed securities should benefit the Fund’s performance. We believe current valuations of agency RMBS compared to both investment-grade corporate bonds and Treasuries are historic and provide enhanced total return opportunities.

The ABS allocation of 19.93% of the Fund had a total return of 11.18% for the trailing 12 months, contributing 1.99% to the Fund’s performance. At the end of the period, the estimated yield for the ABS portion was 7.61%. Lower rates and tighter spreads in the fiscal quarter ending January 2024 benefited the auto and consumer ABS allocation. The consumer ABS exposure saw continued strength for the period, capping off a strong year of resilient performance despite robust supply and macro uncertainty. We continue to target short-duration, high-quality senior and mezzanine portions of auto ABS and consumer ABS that are wide from a historical yield and spread basis but are also poised to benefit from the yield curve steepening that we expect if the Federal Open Market Committee begins easing in 2024. Issuers tightened their underwriting standards in 2023, and the credit performance of 2023 collateral has been predominantly in line with or better than expectations. In our view, even the bottom tranches of the subprime auto and consumer loan ABS sectors should hold up well, as the bonds have robust structural features that we believe can withstand credit deterioration during a modest economic downturn. Diversification with respect to issuers, deals, and tenure shows attractive value within the space. We believe seasoning and robust structural support coupled with the deeply discounted prices of most areas of consumer ABS more than compensate investors for the perceived credit risk, considering our expectations of a growth slowdown ahead.

The CLO allocation at the end of the period was at 9.29% of Fund assets with an estimated yield of 6.25%. The U.S. economy outperformed in 2023 as the probability for a soft landing increased throughout the year. Underlying bank loan valuations rose, and tightened Federal Reserve (the Fed) policy was a headwind for fixed-rate bonds and a tailwind to CLOs.

Corporate bonds and non-agency commercial mortgage-backed securities (CMBS) continue to be minor tactical allocations within the Fund, at 5.84% of Fund assets in total.

What is your outlook for 2024, and how is the Fund positioned?

It appears that the policy landscape is undergoing a notable shift, marked by our anticipation of decelerating economic growth, reduced inflationary pressures, and heightened unemployment levels throughout 2024.

We were early in our expectation that growth would slow meaningfully in 2023. However, the narrative of late-cycle dynamics is gaining momentum. The growth trajectory is showing signs of alteration, particularly evident in the fourth quarter of 2023, with global central banks taking proactive measures ahead of potential preemptive cuts by the Fed in mid-2024. Lending standards remain in notably restrictive territory, and the fiscal tailwinds experienced in 2023 are expected to diminish in the coming year. While we were humbled by the Fed’s use of financial stability tools in lieu of easing the federal funds rate in 2023, we believe expectations of slower growth, lower inflation, and higher unemployment will shift the Fed toward easier monetary policy, reducing the likelihood of additional financial accidents. We will be mindful of financial stability tools, or “Fed puts,” and the balance sheet as powerful stability mechanisms to address future financial stability risks, but we think the use of Fed puts is less likely in 2024, despite the reality that regional banks are not out of the woods yet.

Even after the significant move lower in U.S. Treasury yields during the fourth quarter of 2023, we expect a continued decrease in yields in 2024 in a bull-steepening move, given our expectations of slower growth, lower inflation, and the beginning of the Fed easing cycle in 2024. We believe any easing cycle will support lower interest rate volatility, which should in turn support the outperformance of mortgages and securitized credit versus corporate credit after they lagged in 2023 due to elevated interest rate volatility. We also believe 2024 will be even better for income-focused investors after last year’s mixed performance of fixed income, given the overall increase in rates and elevated levels of volatility. We believe that a plethora of opportunities exists across fixed income, particularly in mortgage and securitized products, given the historically high current yield environment coupled with attractive credit spreads.

We continue to favor high-quality securitized products versus corporate credit. We remain selective and focused on high-quality areas with stable credit fundamentals, which include agency and non-agency RMBS, CLOs, and short-to-medium-duration consumer ABS. From a credit standpoint, we maintain an overweight position in securitized credit with an emphasis on mortgage credit,

Past performance is not a guarantee of future results.

Investing involves risk; principal loss is possible. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Fund is a recently organized investment company with limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decisions. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as illiquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The Fund may use leverage, which may exaggerate the effect of any increase or decrease in the value of securities in the Fund’s portfolio or higher and duplicative expenses when it invests in mutual funds, ETFs, and other investment companies. For more information on these risks and other risks of the Fund, please see the Prospectus.

ETFs may trade at a premium or discount to NAV. Shares of any ETF are bought and sold at market prices (not NAV) and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. The Fund is an actively managed ETF, which is a fund that trades like other publicly traded securities. The Fund is not an index fund and does not seek to replicate the performance of a specified index.

Bond ratings are grades given to the bonds to indicate their credit quality as determined by rating agencies including, but not limited to, S&P and Moody’s. The firm evaluates a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from AAA, which is the highest grade, to D, which is the lowest grade. In limited situations, when a rating agency has not issued a formal rating, the adviser will classify the security as nonrated.

Definitions:

Agency Mortgage-Backed Securities (Agency MBS): Securities issued or guaranteed by the U.S. government or a government-sponsored enterprise.

Agency Residential Mortgage-Backed Securities (Agency RMBS): Issued or guaranteed by the U.S. government or a GSE, such as the Government National Mortgage Association (GNMA or Ginnie Mae), Federal National Mortgage Association (FNMA or Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac). GNMA bonds are backed by the full faith and credit of the U.S. government and thus are free from default risk. While FNMA and Freddie Mac securities lack this same backing, the risk of default is negligible.

Asset-Backed Securities (ABS): Securities created by buying and bundling loans – such as residential mortgage loans, commercial loans or student loans – and creating securities backed by those assets, which are then sold to investors.

Basis Point (bps): One hundredth of one percent and is used to denote the percentage change in a financial instrument.

Bloomberg U.S. Aggregate Bond Index: An unmanaged index that measures the performance of the investment-grade universe of bonds issued in the United States. The index includes institutionally traded U.S. Treasury, government-sponsored, mortgage, and corporate securities. It is not possible to invest directly in an index.

Bloomberg U.S. Corporate High Yield Bond Index: An unmanaged market value-weighted index that covers the universe of fixed-rate, non-investment grade debt. It is not possible to invest directly in an index.

Bloomberg U.S. Corporate Investment Grade Index: An index that measures the investment grade, fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers. It is not possible to invest directly in an index.

Collateralized Loan Obligation (CLO): A single security backed by a pool of debt.

Current Coupon: Refers to a security that is trading closest to its par value without going over par. In other words, the bond’s market price is at or near to its issued face value.

Duration: Measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the price change relative to interest rate movements.

Federal Funds Rate: A target interest rate set by the central bank in its efforts to influence short-term interest rates as part of its monetary policy strategy.

Non-Agency Commercial Mortgage-Backed Security (Non-Agency CMBS): A type of mortgage-backed security that is secured by loans on commercial properties that are not issued or guaranteed by Fannie Mae, Freddie Mac or Ginnie Mae, or any other United States federal GSE or a United States federal government agency.

Non-Agency Residential Mortgage-Backed Securities (Non-Agency RMBS): Securities issued by private institutions such as trusts and special purpose vehicles (SPVs). These bonds are not guaranteed by the U.S. government or GSEs. They typically have a more sophisticated subordination structure, which redirects the aggregate principal and interest cash flows of the underlying collateral to the individual RMBS bonds based on a set of rules, which are designed to create tranches with specific risk, coupon, and maturity characteristics.

Spread: The difference in yield between two bonds of similar maturity but different credit quality.

Subprime: Subprime mortgages are extended to borrowers with low credit scores. In general, these borrowers have damaged credit or limited credit history, along with minimal income and asset verification. Due to the higher default risk associated with these borrowers, lenders tend to charge a higher interest rate on subprime loans.

Tranche: A portion of debt or structured financing. Each portion, or tranche, is one of several related securities offered at the same time but with different risks, rewards, and maturities. A senior tranche is the highest tranche of a security, (i.e., the one deemed least risky). A mezzanine tranche is a small layer positioned between the senior tranche and a junior tranche (unrated, typically called equity tranche).

Yield Curve: The U.S. Treasury yield curve refers to a line chart that depicts the yields of short-term Treasury bills compared to the yields of long-term Treasury notes and bonds. The slope, shape, and level of yield curves may vary over time with changes in interest rates.

Investment Results – (Unaudited)

Angel Oak Multi-Strategy Income Fund

Total Return Based on a $500,000 Investment

The Fund is the successor to the investment performance of the Angel Oak Multi-Strategy Income Fund (the “Predecessor Multi-Strategy Income Fund”) as a result of the reorganization of the Predecessor Multi-Strategy Income Fund into the Fund on April 10, 2015. Accordingly, the performance information shown in the chart above and table below for periods prior to April 10, 2015, is that of the Predecessor Multi-Strategy Income Fund. The Predecessor Multi-Strategy Income Fund was also advised by the Fund’s investment adviser, Angel Oak Capital Advisors, LLC (the “Adviser”), and had the same investment objective, policies, and strategies as the Fund.

The chart above assumes an initial investment of $500,000 made on January 31, 2014. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Performance data current to the most recent month-end can be obtained by calling (855) 751-4324. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

Annualized Expense Ratios(1)

	Gross(2)		Net(2)(3)
Class A	1.81	%(4)	1.79	%(4)
Class C	2.56	%(5)	2.54	%(5)
Institutional Class	1.56%		1.54%

(1) Reflects expense ratios as stated in the Fund’s current prospectus dated May 31, 2023, as supplemented November 8, 2023, December 8, 2023, and January 10, 2024, respectively.

(2) Expense ratios include interest expense and acquired fund fees (“AFFE”) of 0.56% and 0.02%, respectively, for each of Class A, Class C, and Institutional Class. Interest expense and AFFE is borne by the Fund separately from the management fees paid to the Adviser. Excluding interest expense and AFFE of the Fund, the Net Expense Ratios would be 1.21%, 1.96%, and 0.96% for Class A, Class C, and Institutional Class, respectively.

(3) The Adviser has contractually agreed to waive its fees through at least May 31, 2024, to the extent necessary to offset the proportionate share of the management fees incurred by the Fund through its investment in an underlying fund for which the Adviser also serves as investment adviser.

(4) Includes 0.25% Distribution and Service (12b-1) fee.

(5) Includes 1.00% Distribution and Service (12b-1) fee.

Investment Results – (Unaudited) (continued)

Total Returns(1)

(For the year ended January 31, 2024)

	Average Annual Returns
	One Year	Three Year	Five Year	Ten Year	Since Inception(2)
Angel Oak Multi-Strategy Income Fund, Institutional Class	4.54%	-1.44%	-0.13%	1.84%	2.61%
Angel Oak Multi-Strategy Income Fund, Class A without load	4.38%	-1.65%	-0.36%	1.60%	3.91%
Angel Oak Multi-Strategy Income Fund, Class A with load	2.02%	-2.40%	-0.81%	1.37%	3.72%
Angel Oak Multi-Strategy Income Fund, Class C without load	3.51%	-2.45%	-1.13%	N/A	0.31%
Angel Oak Multi-Strategy Income Fund, Class C with load	2.53%	-2.45%	-1.13%	N/A	0.31%
Bloomberg U.S. Aggregate Bond Index(3)	2.10%	-3.17%	0.83%	1.63%	1.51	%(4)

(1) Return figures reflect any change in price per share and assume the reinvestment of all distributions. Total returns for Class A Shares, with load, include the maximum 2.25% sales charge. Total returns for Class C Shares, with load, include the maximum 1.00% deferred sales charge.

(2) Inception date is August 16, 2012, for Institutional Class Shares, June 28, 2011, for Class A Shares, and August 4, 2015, for Class C Shares.

(3) The Bloomberg U.S. Aggregate Bond Index measures the performance of the investment-grade, fixed-rate bond market, including government and credit securities, agency pass-through securities, asset-backed securities and commercial mortgage-backed securities. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses. You cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(4) The return shown for the Bloomberg U.S. Aggregate Bond Index is from the inception date of the Institutional Class Shares. The Bloomberg U.S. Aggregate Bond Index return from the inception date of Class A Shares is 1.96% and for Class C Shares is 1.34%.

Investment Results – (Unaudited) (continued)

Angel Oak Financials Income Impact Fund

Total Return Based on a $500,000 Investment

The chart above assumes an initial investment of $500,000 made on November 3, 2014 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Performance data current to the most recent month-end can be obtained by calling (855) 751-4324. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

Annualized Expense Ratios(1)

	Gross(2)		Net(2)(3)
Class A	1.44	%(4)	0.95	%(4)
Class C	2.19	%(5)	1.70	%(5)
Institutional Class	1.19%		0.70%

(1) Reflects expense ratios as stated in the Fund’s current prospectus dated May 31, 2023, as supplemented November 8, 2023, December 8, 2023, and January 10, 2024, respectively.

(2) Expense ratios includes interest expense of 0.01% for each of Class A, Class C, and Institutional Class. Interest expense is borne by the Fund separately from the management fees paid to the Adviser. Excluding interest expense of the Fund, the Net Expense Ratios would be 0.94%, 1.69%, and 0.69% for Class A, Class C, and Institutional Class, respectively.

(3) The Adviser has contractually agreed through May 31, 2024, to waive or limit its fees and to assume other expenses of the Fund so that the ratio of the Fund’s Total Annual Fund Operating Expenses to average net assets does not exceed 0.69%.

(4) Includes 0.25% Distribution and Service (12b-1) fee.

(5) Includes 1.00% Distribution and Service (12b-1) fee.

Investment Results – (Unaudited) (continued)

Total Returns(1)

(For the year ended January 31, 2024)

	Average Annual Returns
	One Year	Three Year	Five Year	Since Inception(2)
Angel Oak Financials Income Impact Fund, Institutional Class	-0.88%	-0.30%	0.50%	1.68%
Angel Oak Financials Income Impact Fund, Class A without load	-1.14%	-0.52%	0.26%	1.44%
Angel Oak Financials Income Impact Fund, Class A with load	-3.40%	-1.26%	-0.18%	1.19%
Angel Oak Financials Income Impact Fund, Class C without load	-1.84%	-1.44%	-0.58%	0.13%
Angel Oak Financials Income Impact Fund, Class C with load	-2.78%	-1.44%	-0.58%	0.13%
Bloomberg U.S. Aggregate 3-5 Year Index(3)	3.60%	-1.42%	1.28%	1.50	%(4)

(1) Return figures reflect any change in price per share and assume the reinvestment of all distributions. Total returns for Class A Shares, with load, include the maximum 2.25% sales charge. Total returns for Class C Shares, with load, include the maximum 1.00% deferred sales charge.

(2) Inception date is November 3, 2014, for Institutional Class and Class A Shares and August 4, 2015, for Class C Shares.

(3) The Bloomberg U.S. Aggregate 3-5 Year Index tracks bonds with 3-5 year maturities within the Bloomberg U.S. Aggregate Bond Index. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses. You cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(4) The return shown for the Bloomberg U.S. Aggregate 3-5 Year Index is from the inception date of the Institutional Class and Class A Shares. The Bloomberg U.S. Aggregate 3-5 Year Index return from the inception date of the Class C Shares is 1.44%.

Investment Results – (Unaudited) (continued)

Angel Oak High Yield Opportunities Fund

Total Return Based on a $500,000 Investment

The Fund is the successor to the investment performance of the Rainier High Yield Fund (the “Predecessor High Yield Fund”) as a result of the reorganization of the Predecessor High Yield Fund into the Fund on April 15, 2016. Accordingly, the performance information shown in the chart above and table below for periods prior to April 15, 2016, is that of the Predecessor High Yield Fund’s Institutional Shares and Original Shares for the Fund’s Institutional Class and Class A shares, respectively. The Predecessor High Yield Fund was managed by the same portfolio managers as the Fund and when the Predecessor High Yield Fund was reorganized into the Fund had substantially the same investment objectives, policies, and strategies as the Fund.

The chart above assumes an initial investment of $500,000 made on January 31, 2014. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Performance data current to the most recent month-end can be obtained by calling (855) 751-4324. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

Effective as of the close of business on January 19, 2024, the outstanding Class A Shares of the Fund were converted into Institutional Class Shares of the Fund. See Note 1 to the Financial Statements.

Annualized Expense Ratios(1)

	Gross(2)	Net(2)(3)
Institutional Class	0.99%	0.56%

(1) Reflects expense ratios as stated in the Fund’s current prospectus dated May 31, 2023, as supplemented November 8, 2023, December 8, 2023, and January 10, 2024, respectively.

(2) Expense ratios includes AFFE of 0.01%. AFFE is borne by the Fund separately from the management fees paid to the Adviser. Excluding AFFE of the Fund, the Net Expense Ratio would be 0.55%.

(3) The Adviser has contractually agreed through May 31, 2024, to waive or limit its fees and to assume other expenses of the Fund so that the ratio of the Fund’s Total Annual Fund Operating Expenses to average net assets does not exceed 0.55%.

Investment Results – (Unaudited) (continued)

Total Returns(1)

(For the year ended January 31, 2024)

	Average Annual Returns
	One Year	Three Year	Five Year	Ten Year	Since Inception(2)
Angel Oak High Yield Opportunities Fund, Institutional Class	9.77%	3.37%	5.04%	4.95%	7.59%
Bloomberg U.S. High Yield Corporate Bond Index(3)	9.28%	1.87%	4.44%	4.52%	8.85%

(1) Return figures reflect any change in price per share and assume the reinvestment of all distributions.

(2) Inception date is March 31, 2009.

(3) The Bloomberg U.S. High Yield Corporate Bond Index is an unmanaged market value-weighted index that covers the universe of fixed-rate, non-investment grade debt. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses. You cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Investment Results – (Unaudited) (continued)

Angel Oak UltraShort Income Fund

Total Return Based on a $500,000 Investment

The chart above assumes an initial investment of $500,000 made on April 2, 2018 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Performance data current to the most recent month-end can be obtained by calling (855) 751-4324. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

Annualized Expense Ratios(1)

	Gross		Net(2)
Class A	0.79	%(3)	0.60	%(3)
Class A1	0.79	%(3)	0.60	%(3)
Institutional Class	0.54%		0.35%

(1) Reflects expense ratios as stated in the Fund’s current prospectus dated May 31, 2023, as supplemented November 8, 2023, December 8, 2023, and January 10, 2024, respectively.

(2) The Adviser has contractually agreed through May 31, 2024, to waive or limit its fees and to assume other expenses of the Fund so that the ratio of the Fund’s Total Annual Fund Operating Expenses to average net assets does not exceed 0.35%.

(3) Includes 0.25% Distribution and Service (12b-1) fee.

Total Returns(1)

(For the year ended January 31, 2024)

	Average Annual Returns
	One Year		Three Year	Five Year	Since Inception(2)
Angel Oak UltraShort Income Fund, Institutional Class	6.53	%(3)	1.54%	2.12%	2.27%
Angel Oak UltraShort Income Fund, Class A	6.36%		1.34%	1.89%	2.01%
Angel Oak UltraShort Income Fund, Class A1 without load	6.27%		N/A	N/A	3.89%
Angel Oak UltraShort Income Fund, Class A1 with load	4.14%		N/A	N/A	2.86%
Bloomberg Short Treasury: 9-12 Months Index(4)	5.03%		1.63%	1.84%	1.90	%(5)
Bloomberg Short Term Government/Corporate Index(6)	5.23%		2.10%	2.01%	2.06	%(7)

(1) Return figures reflect any change in price per share and assume the reinvestment of all distributions. Total returns for Class A1 Shares, with load, include the maximum 1.50% sales charge and the maximum 0.50% deferred sales charge.

Investment Results – (Unaudited) (continued)

(2) Inception date is April 2, 2018, for Institutional Class, April 30, 2018, for Class A Shares, and July 22, 2022, for Class A1 Shares.

(3) The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

(4) The Bloomberg Short Treasury: 9-12 Months Index measures the performance of U.S. Treasury bills, notes, and bonds with a remaining maturity between 9-12 months. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses. You cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(5) The return shown for the Bloomberg Short Treasury: 9-12 Months Index is from the inception date of the Institutional Class Shares. The Bloomberg Short Treasury: 9-12 Months Index return from the inception date of the Class A Shares is 1.91% and for Class A1 Shares is 3.85%.

(6) The Bloomberg Short Term Government/Corporate Index is an unmanaged index that represents securities that have fallen out of the U.S. Government/Corporate Index because of the standard minimum one year maturity constraint. Sectors include treasuries, agencies, industrials, utilities and financial institutions. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses. You cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(7) The return shown for the Bloomberg Short Term Government/Corporate Index is from the inception date of the Institutional Class Shares. The Bloomberg Short Term Government/Corporate Index return from the inception date of the Class A Shares is 2.06% and for Class A1 Shares is 4.32%.

Investment Results – (Unaudited) (continued)

Angel Oak Total Return Bond Fund

Total Return Based on a $500,000 Investment

The chart above assumes an initial investment of $500,000 made on June 4, 2021 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Performance data current to the most recent month-end can be obtained by calling (855) 751-4324. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

Annualized Expense Ratios(1)

	Gross	Net(2)
Institutional Class	1.17%	0.44%

(1) Reflects expense ratios as stated in the Fund’s current prospectus dated May 31, 2023, as supplemented November 8, 2023, December 8, 2023, and January 10, 2024, respectively.

(2) The Adviser has contractually agreed through May 31, 2024, to waive or limit its fees and to assume other expenses of the Fund so that the ratio of the Fund’s Total Annual Fund Operating Expenses to average net assets does not exceed 0.44%.

Total Returns(1)

(For the year ended January 31, 2024)

	Average Annual Returns
	One Year	Since Inception(2)
Angel Oak Total Return Bond Fund, Institutional Class	2.24%	-2.87%
Bloomberg U.S. Aggregate Bond Index(3)	2.10%	-3.03%

(1) Return figures reflect any change in price per share and assume the reinvestment of all distributions.

(2) Inception date is June 4, 2021.

(3) The Bloomberg U.S. Aggregate Bond Index measures the performance of the investment-grade, fixed-rate bond market, including government and credit securities, agency pass-through securities, asset-backed securities and commercial mortgage-backed securities. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses. You cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Investment Results – (Unaudited) (continued)

Angel Oak UltraShort Income ETF

Total Return Based on a $10,000 Investment

The chart above assumes an initial investment of $10,000 made on October 24, 2022 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Performance data current to the most recent month-end can be obtained by calling (855) 751-4324. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

Annualized Expense Ratios(1)

Gross	Net(2)
0.55%	0.29%

(1) Reflects expense ratios as stated in the Fund’s current prospectus dated May 31, 2023, as supplemented July 17, 2023, and January 10, 2024.

(2) The Adviser has contractually agreed through May 31, 2024, to waive or limit its fees and to assume other expenses of the Fund so that the ratio of the Fund’s Total Annual Fund Operating Expenses to average net assets does not exceed 0.29%.

Total Returns(1)

(For the year ended January 31, 2024)

	Average Annual Returns
	One Year	Since Inception(2)
Angel Oak UltraShort Income ETF — NAV	6.78%	6.89%
Angel Oak UltraShort Income ETF — Market Price	6.84%	6.91%
Bloomberg U.S. Treasury Bills Index(3)	5.21%	4.97%
Bloomberg Short Term Government/Corporate Index(4)	5.23%	5.07%

(1) Return figures reflect any change in price per share and assume the reinvestment of all distributions.

(2) Inception date is October 24, 2022.

(3) The Bloomberg U.S. Treasury Bills Index tracks the market for treasury bills issued by the U.S. government. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses. You cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Investment Results – (Unaudited) (continued)

(4) The Bloomberg Short Term Government/Corporate Total Return Index is an unmanaged index that represents securities that have fallen out of the U.S. Government/Corporate Index because of the standard minimum one year maturity constraint. Sectors include treasuries, agencies, industrials, utilities and financial institutions. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses. You cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Investment Results – (Unaudited) (continued)

Angel Oak Income ETF

Total Return Based on a $10,000 Investment

The chart above assumes an initial investment of $10,000 made on November 7, 2022 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Performance data current to the most recent month-end can be obtained by calling (855) 751-4324. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

Annualized Expense Ratios(1)

Gross	Net(2)
0.99%	0.79%

(1) Reflects expense ratios as stated in the Fund’s current prospectus dated May 31, 2023, as supplemented July 17, 2023, and January 10, 2024.

(2) The Adviser has contractually agreed through May 31, 2024, to waive or limit its fees and to assume other expenses of the Fund so that the ratio of the Fund’s Total Annual Fund Operating Expenses to average net assets does not exceed 0.79%.

Total Returns(1)

(For the year ended January 31, 2024)

	Average Annual Returns
	One Year	Since Inception(2)
Angel Oak Income ETF — NAV	7.95%	8.48%
Angel Oak Income ETF — Market Price	7.61%	8.27%
Bloomberg U.S. Aggregate Bond Index(3)	2.10%	7.50%

(1) Return figures reflect any change in price per share and assume the reinvestment of all distributions.

(2) Inception date is November 7, 2022.

(3) The Bloomberg U.S. Aggregate Bond Index measures the performance of the investment-grade, fixed-rate bond market, including government and credit securities, agency pass-through securities, asset-backed securities and commercial mortgage-backed securities. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses. You cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Summary of Funds’ Expenses – (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other expenses of the Funds. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

Actual Expenses

The first lines of the tables below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the numbers in the first lines under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the tables below provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second lines of the tables below are useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Angel Oak Multi-Strategy Income Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period(1)	Annualized Expense Ratio
Class A	Actual	$1,000.00	$1,036.70	$9.55	1.86%
	Hypothetical(2)	$1,000.00	$1,015.83	$9.45	1.86%
Class C	Actual	$1,000.00	$1,032.00	$13.37	2.61%
	Hypothetical(2)	$1,000.00	$1,012.05	$13.24	2.61%
Institutional Class	Actual	$1,000.00	$1,036.90	$8.27	1.61%
	Hypothetical(2)	$1,000.00	$1,017.09	$8.19	1.61%

Angel Oak Financials Income Impact Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period(1)	Annualized Expense Ratio
Class A	Actual	$1,000.00	$1,035.00	$4.87	0.95%
	Hypothetical(2)	$1,000.00	$1,020.42	$4.84	0.95%
Class C	Actual	$1,000.00	$1,032.50	$8.71	1.70%
	Hypothetical(2)	$1,000.00	$1,016.64	$8.64	1.70%
Institutional Class	Actual	$1,000.00	$1,037.80	$3.60	0.70%
	Hypothetical(2)	$1,000.00	$1,021.68	$3.57	0.70%

Angel Oak High Yield Opportunities Fund(3)		Beginning Account Value	Ending Account Value	Expenses Paid During Period(1)	Annualized Expense Ratio
Institutional Class	Actual	$1,000.00	$1,059.30	$2.85	0.55%
	Hypothetical(2)	$1,000.00	$1,022.43	$2.80	0.55%

Summary of Funds’ Expenses – (Unaudited) (continued)

Angel Oak UltraShort Income Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period(1)	Annualized Expense Ratio
Class A	Actual	$1,000.00	$1,037.10	$3.08	0.60%
	Hypothetical(2)	$1,000.00	$1,022.18	$3.06	0.60%
Class A1	Actual	$1,000.00	$1,037.20	$3.08	0.60%
	Hypothetical(2)	$1,000.00	$1,022.18	$3.06	0.60%
Institutional Class	Actual	$1,000.00	$1,037.40	$1.80	0.35%
	Hypothetical(2)	$1,000.00	$1,023.44	$1.79	0.35%

Angel Oak Total Return Bond Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period(1)	Annualized Expense Ratio
Institutional Class	Actual	$1,000.00	$1,038.80	$2.26	0.44%
	Hypothetical(2)	$1,000.00	$1,022.99	$2.24	0.44%

Angel Oak UltraShort Income ETF	Beginning Account Value	Ending Account Value	Expenses Paid During Period(1)	Annualized Expense Ratio
Actual	$1,000.00	$1,039.30	$1.49	0.29%
Hypothetical(2)	$1,000.00	$1,023.74	$1.48	0.29%

Angel Oak Income ETF	Beginning Account Value	Ending Account Value	Expenses Paid During Period(1)	Annualized Expense Ratio
Actual	$1,000.00	$1,053.20	$4.09	0.79%
Hypothetical(2)	$1,000.00	$1,021.22	$4.02	0.79%

(1) Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent six month period and divided by the number of days in the most recent twelve month period (365). The annualized expense ratios reflect fee waiver and expense limitation arrangements, including interest expense, in effect during the period. The “Financial Highlights” tables in the Funds’ financial statements, included in the report, also show the gross expense ratios, without such reimbursements.

(2) Hypothetical assumes 5% annual return before expenses.

(3) Effective as of the close of business on January 19, 2024, the outstanding Class A Shares of the Fund were converted into Institutional Class Shares of the Fund. See Note 1 to the Financial Statements.

Portfolio Holdings – (Unaudited)

The investment objective of Angel Oak Multi-Strategy Income Fund is current income.

The investment objective of Angel Oak Financials Income Impact Fund is to seek current income with a secondary objective of total return.

* As a percentage of total investments. The percentages presented in the table above may differ from those in the Schedule of Investments because the percentages in the Schedule of Investments are calculated based on net assets.

(a) Less than 0.005%.

Portfolio Holdings – (Unaudited) (continued)

The investment objective of Angel Oak High Yield Opportunities Fund is to earn a high level of current income with a secondary objective of capital appreciation.

The investment objective of Angel Oak UltraShort Income Fund is to seek to provide current income while seeking to minimize price volatility and maintain liquidity.

* As a percentage of total investments. The percentages presented in the table above may differ from those in the Schedule of Investments because the percentages in the Schedule of Investments are calculated based on net assets.

Portfolio Holdings – (Unaudited) (continued)

The investment objective of Angel Oak Total Return Bond Fund is to seek total return.

The investment objective of Angel Oak UltraShort Income ETF is to seek to provide current income while seeking to minimize price volatility and maintain liquidity.

* As a percentage of total investments. The percentages presented in the table above may differ from those in the Schedule of Investments because the percentages in the Schedule of Investments are calculated based on net assets.

Portfolio Holdings – (Unaudited) (continued)

The investment objective of Angel Oak Income ETF is current income.

* As a percentage of total investments. The percentages presented in the table above may differ from those in the Schedule of Investments because the percentages in the Schedule of Investments are calculated based on net assets.

Statements of Assets and Liabilities

January 31, 2024

	Multi-Strategy Income Fund (a)	Financials Income Impact Fund	High Yield Opportunities Fund (b)	UltraShort Income Fund	Total Return Bond Fund
Assets
Investments in unaffiliated securities at fair value*	$2,886,660,344	$71,886,777	$73,254,565	$444,896,599	$30,656,391
Investments in affiliated securities at fair value*	118,337,265	—	—	4,942,607	—
Cash	1,049,849	—	—	—	—
Dividends and interest receivable	14,575,630	849,421	940,388	1,138,344	101,791
Receivable for Fund shares sold	13,441,977	—	74,836	1,598,036	—
Deposit at broker for futures*	10,508,351	—	—	471,219	302,106
Deposit at broker for swaps*	5,940,708	—	—	—	—
Receivable for investments sold	127,433	1,334,448	—	4,909,473	293,271
Due from Adviser	—	—	—	—	5,704
Prepaid expenses	77,914	21,070	16,119	19,842	11,073

Total Assets	3,050,719,471	74,091,716	74,285,908	457,976,120	31,370,336

Liabilities
Payable for investments purchased	133,952,895	1,054,579	1,880,399	1,211,324	298,500
Payable for credit agreements	100,000,000	—	—	—	—
Payable for reverse repurchase agreements	100,000,000	—	—	—	—
Payable for Fund shares redeemed	4,980,875	225,423	17,763	1,297,724	—
Payable for distributions to shareholders	4,420,151	204,342	289,274	354,344	110,812
Payable to Adviser	1,972,159	16,961	9,519	94,771	—
Depreciation on swap agreements	1,556,600	—	—	—	—
Net swap premiums received	1,532,073	—	—	—	—
Interest payable for reverse repurchase agreements	850,491	—	—	—	—
Interest payable for credit agreements	677,917	—	—	—	—
Payable to administrator, fund accountant, and transfer agent	316,620	17,206	17,737	64,344	9,556
12b-1 fees accrued	56,893	9,528	203	5,602	—
Payable to custodian	27,299	598	651	5,600	602
Other accrued expenses	212,885	41,803	35,369	57,823	32,117

Total Liabilities	350,556,858	1,570,440	2,250,915	3,091,532	451,587

Net Assets	$2,700,162,613	$72,521,276	$72,034,993	$454,884,588	$30,918,749

Net Assets consist of:
Paid-in capital	$4,682,148,848	$138,736,365	$79,365,697	$514,913,340	$37,030,774
Total distributable earnings (accumulated deficit)	(1,981,986,235)	(66,215,089)	(7,330,704)	(60,028,752)	(6,112,025)

Net Assets	$2,700,162,613	$72,521,276	$72,034,993	$454,884,588	$30,918,749

Class A:
Net Assets	$133,198,444	$1,507,634	$—	$25,439,474	$—

Shares outstanding (unlimited number of shares authorized, no par value)	15,652,598	196,726	—	2,612,495	—

Net asset value (“NAV”) per share	$8.51	$7.66	$—	$9.74	$—

Offering price per share (NAV/0.9775) (c)	$8.71	$7.84	$—	$9.74	$—

Class C:
Net Assets	$33,868,229	$1,898,484	$—	$—	$—

Shares outstanding (unlimited number of shares authorized, no par value)	4,026,050	251,925	—	—	—

NAV and offering price per share	$8.41	$7.54	$—	$—	$—

Minimum redemption price per share (NAV*0.99) (d)	$8.33	$7.46	$—	$—	$—

Institutional Class:
Net Assets	$2,533,095,940	$69,115,158	$72,034,993	$428,899,366	$30,918,749

Shares outstanding (unlimited number of shares authorized, no par value)	298,607,157	9,051,732	6,639,235	44,054,330	3,631,337

Net asset value (“NAV”) and offering price per share	$8.48	$7.64	$10.85	$9.74	$8.51

Class A1:
Net Assets	$—	$—	$—	$545,748	$—

Shares outstanding (unlimited number of shares authorized, no par value)	—	—	—	56,155	—

Net asset value (“NAV”) per share	$—	$—	$—	$9.72	$—

Offering price per share (NAV/0.985) (e)	$—	$—	$—	$9.87	$—

Minimum redemption price per share (NAV*0.995) (f)	$—	$—	$—	$9.67	$—

*Identified Cost:
Investments in unaffiliated securities	$3,330,025,175	$82,358,681	$75,210,875	$459,278,787	$32,477,248
Investments in affiliated securities	134,727,658	—	—	4,879,821	—
Required margin held as collateral for futures contracts	7,663,350	—	—	459,950	147,850
Required margin held as collateral for swaps	2,391,249	—	—	—	—

(a)	Statement has been consolidated. See Note 1 in the Notes to Financial Statements for basis of consolidation.
(b)	Effective as of the close of business on January 19, 2024, the outstanding Class A Shares of the Fund were converted to Instititutional Class Shares of the Fund. See Note 1.
(c)	Class A shares impose a maximum 2.25% sales charge on purchases. This fee is not charged to shareholders of the UltraShort Income Fund.
(d)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged.
(e)	Class A1 shares impose a maximum 1.50% sales charge on purchases.
(f)	A contingent deferred sales charge (“CDSC”) of 0.50% may be charged.

See accompanying notes which are an integral part of these financial statements.

Statements of Assets and Liabilities

January 31, 2024

	UltraShort Income ETF	Income ETF
Assets
Investments in securities at fair value*	$125,834,876	$105,441,344
Receivable for investments sold	1,223,476	—
Dividends and interest receivable	367,921	493,373
Deposit at broker for futures*	—	601,383
Receivable for fund shares sold	—	1,436,162

Total Assets	127,426,273	107,972,262

Liabilities
Payable for investments purchased	4,008,410	1,467,537
Payable for distributions to shareholders	557,819	569,638
Payable to Adviser	28,892	69,550
Other accrued expenses	—	119

Total Liabilities	4,595,121	2,106,844

Net Assets	$122,831,152	$105,865,418

Net Assets consist of:
Paid-in capital	$122,008,475	$104,020,233
Total distributable earnings (accumulated deficit)	822,677	1,845,185

Net Assets	$122,831,152	$105,865,418

Shares outstanding (unlimited number of shares authorized, no par value)	2,424,000	5,160,000

Net asset value (“NAV”) and offering price per share	$50.67	$20.52

*Identified Cost:
Investments in securities	$124,969,468	$103,932,150
Required margin held as collateral for futures contracts	—	299,250

See accompanying notes which are an integral part of these financial statements.

Statements of Operations

For the Year Ended January 31, 2024

	Multi-Strategy Income Fund(a)	Financials Income Impact Fund	High Yield Opportunities Fund(b)	UltraShort Income Fund	Total Return Bond Fund
Investment Income
Interest	$210,147,992	$4,816,473	$4,899,005	$27,093,577	$1,610,118
Dividends from unaffiliated investments	2,711,438	131,348	34,826	—	40,334
Dividends from affiliated investments	6,910,098	—	—	313,655	—

Total Investment Income	219,769,528	4,947,821	4,933,831	27,407,232	1,650,452

Expenses
Investment Advisory (See Note 5)	24,846,902	750,484	366,429	2,479,980	165,799
Interest expense	24,204,572	8,784	240	2,290	—
Fund accounting	1,037,686	16,131	41,434	206,814	19,110
12b-1 – Class A	379,264	6,145	7,327	73,546	—
12b-1 – Class A1	—	—	—	1,315	—
12b-1 – Class C	402,020	36,141	—	—	—
Legal	523,377	24,695	12,036	107,558	6,200
Administration	482,134	34,406	31,924	115,205	26,937
Transfer agent	429,593	59,160	30,776	101,017	14,007
Trustee	258,999	37,367	35,366	78,973	32,797
Custodian	221,344	4,032	5,442	34,948	3,852
Registration	155,336	55,696	41,964	98,096	51,312
Printing	154,964	8,302	5,651	23,756	3,720
Audit & tax	103,018	32,464	29,150	34,330	29,151
Insurance	47,301	1,543	848	10,596	433
Compliance	11,300	11,300	11,300	11,300	11,300
Miscellaneous	44,517	10,013	5,599	16,879	1,412

Total Expenses	53,302,327	1,096,663	625,486	3,396,603	366,030

Fees contractually recouped by Adviser (See Note 5)	66,743	—	—	—	—
Fees contractually waived by Adviser (See Note 5)	(788,267)	(463,756)	(251,693)	(1,346,741)	(220,127)

Net Expenses	52,580,803	632,907	373,793	2,049,862	145,903

Net Investment Income (Loss)	167,188,725	4,314,914	4,560,038	25,357,370	1,504,549

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments in unaffiliated securities	(340,202,854)	(4,367,733)	(906,713)	(8,529,892)	(1,046,983)
Net realized gain (loss) on investments in affiliated securities	(488,306)	—	—	—	—
Net realized gain (loss) on futures contracts	53,096,968	—	—	2,187,002	(591,245)
Net realized gain (loss) on securities sold short	(1,165,785)	—	—	—	—
Net realized gain (loss) on swaps	(2,154,922)	—	—	—	—
Net change in unrealized appreciation/depreciation on unaffiliated investments	279,836,342	(1,305,520)	2,689,612	16,313,140	701,495
Net change in unrealized appreciation/depreciation on affiliated investments	(1,859,106)	—	—	12,067	—
Net change in unrealized appreciation/depreciation on futures contracts	(33,033,746)	—	—	(483,881)	155,511
Net change in unrealized appreciation/depreciation on swaps	(1,556,600)	—	—	—	—

Net realized and unrealized gain (loss) on investments	(47,528,009)	(5,673,253)	1,782,899	9,498,436	(781,222)

Net increase (decrease) in net assets resulting from operations	$119,660,716	($1,358,339)	$6,342,937	$34,855,806	$723,327

(a)	Statement has been consolidated. See Note 1 in the Notes to Financial Statements for basis of consolidation.
(b)	Effective as of the close of business on January 19, 2024, the outstanding Class A Shares of the Fund were converted to Instititutional Class Shares of the Fund. See Note 1.

See accompanying notes which are an integral part of these financial statements.

Statements of Operations

For the Year Ended January 31, 2024

	UltraShort Income ETF	Income ETF
Investment Income
Interest	$5,270,076	$4,215,776

Total Investment Income	5,270,076	4,215,776

Expenses
Investment Advisory (See Note 5)	442,775	541,982
Interest expense	—	119

Total Expenses	442,775	542,101

Fees contractually waived by Adviser (See Note 5)	(209,312)	(109,491)

Net Expenses	233,463	432,610

Net Investment Income (Loss)	5,036,613	3,783,166

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(40,208)	268,930
Net realized gain (loss) on futures contracts	—	(161,695)
Net change in unrealized appreciation/depreciation on investments	642,797	1,220,123
Net change in unrealized appreciation/depreciation on futures contracts	—	184,740

Net Realized and Unrealized Gain (Loss) on Investments	602,589	1,512,098

Net increase (decrease) in net assets resulting from operations	$5,639,202	$5,295,264

See accompanying notes which are an integral part of these financial statements.

Multi-Strategy Income Fund

Consolidated Statement of Cash Flows (a)

For the Year Ended January 31, 2024

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations	$119,660,716
Net adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Net amortization and accretion of premium and discount on investments and other cost adjustments	(6,823,213)
Net realized paydown gains on mortgage-backed and other asset-backed securities	(7,456,220)
Sales of short-term investments, net	99,744,925
Purchases of investments	(941,954,863)
Proceeds from sales of long-term investments	1,475,762,386
Net realized (gain) loss on investments	340,691,160
Net change in unrealized appreciation/depreciation on investments	(277,977,236)
Net change in unrealized appreciation/depreciation on swaps	1,556,600
Net payments for securities sold short	(1,165,785)
Net realized (gain) loss on securities sold short	1,165,785
Change in:
Receivable for investments sold	9,367,861
Dividends and interest receivable	2,507,104
Net swap premiums received	1,532,073
Prepaid expenses	(199)
Payable for investments purchased	(88,331,707)
Interest payable for credit agreements	(1,561,333)
Interest payable for reverse repurchase agreements	(872,547)
Payable to Adviser	(179,063)
Payable to administrator, fund accountant and transfer agent	(40,089)
Payable to custodian	(6,604)
12b-1 fees accrued	(14,365)
Other accrued expenses	(19,187)

Net cash provided by (used in) operating activities	725,586,199

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	1,357,524,833
Payment on shares redeemed	(1,669,727,666)
Distributions paid to shareholders	(59,527,018)
Proceeds from reverse repurchase agreements	100,000,000
Repayments of reverse repurchase agreements	(249,842,609)
Increase (decrease) in borrowings	(200,000,000)

Net cash provided by (used in) financing activities	(721,572,460)

Net change in cash	4,013,739

CASH AND RESTRICTED CASH:
Beginning Balance	13,485,169

Ending Balance	$17,498,908

SUPPLEMENTAL DISCLOSURES:
Cash paid for interest	$26,638,452
Cash held in money market investments	148,797,755
Non-cash financing activities – distributions reinvested	107,150,422
Non-cash financing activities – (increase) decrease in receivable for fund shares sold	40,547,739
Non-cash financing activities – increase (decrease) in payable for fund shares redeemed	(946,935)

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF YEAR TO THE
STATEMENTS OF ASSETS AND LIABILITIES:
Cash	$356,683
Deposit at broker for reverse repurchase agreements	3,907,000
Deposit at broker for futures	8,981,067
Deposit at broker for swaps	240,419

$13,485,169

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES:
Cash	$1,049,849
Deposit at broker for futures	10,508,351
Deposit at broker for swaps	5,940,708

$17,498,908

(a)	Statement has been consolidated. See Note 1 in the notes to Financial Statements for basis of consolidation.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Statements of Changes in Net Assets

	For the Year Ended January 31, 2024 (a)	For the Year Ended January 31, 2023 (a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$167,188,725	$246,118,503
Net realized gain (loss) on investment transactions, futures contracts, swaps, and securities sold short	(290,914,899)	(329,933,256)
Net change in unrealized appreciation/depreciation on investments, futures contracts, and swaps	243,386,890	(535,234,497)

Net increase (decrease) in net assets resulting from operations	119,660,716	(619,049,250)

Distributions to Shareholders
Distributions, Class A	(8,663,468)	(11,252,681)
Distributions, Class C	(2,013,962)	(2,543,601)
Distributions, Institutional Class	(155,093,358)	(237,275,677)

Total distributions to shareholders	(165,770,788)	(251,071,959)

Capital Transactions – Class A
Proceeds from shares sold	62,489,650	55,165,501
Reinvestment of distributions	6,685,554	8,235,003
Amount paid for shares redeemed	(83,609,939)	(207,857,948)

Total Class A	(14,434,735)	(144,457,444)

Capital Transactions – Class C
Proceeds from shares sold	5,272,450	2,927,281
Reinvestment of distributions	1,527,290	1,916,694
Amount paid for shares redeemed	(18,650,945)	(19,468,158)

Total Class C	(11,851,205)	(14,624,183)

Capital Transactions – Institutional Class
Proceeds from shares sold	1,249,214,994	1,922,584,974
Reinvestment of distributions	98,937,578	160,861,663
Amount paid for shares redeemed	(1,566,519,847)	(5,290,316,865)

Total Institutional Class	(218,367,275)	(3,206,870,228)

Net increase (decrease) in net assets resulting from capital transactions	(244,653,215)	(3,365,951,855)

Total Increase (Decrease) in Net Assets	(290,763,287)	(4,236,073,064)

Net Assets
Beginning of year	2,990,925,900	7,226,998,964

End of year	$2,700,162,613	$2,990,925,900

Share Transactions – Class A
Shares sold	7,334,402	5,945,445
Shares issued in reinvestment of distributions	791,122	886,923
Shares redeemed	(9,898,493)	(22,171,642)

Total Class A	(1,772,969)	(15,339,274)

Share Transactions – Class C
Shares sold	631,091	326,745
Shares issued in reinvestment of distributions	182,689	210,355
Shares redeemed	(2,232,397)	(2,142,240)

Total Class C	(1,418,617)	(1,605,140)

Share Transactions – Institutional Class
Shares sold	148,159,905	206,660,021
Shares issued in reinvestment of distributions	11,737,922	17,289,202
Shares redeemed	(185,702,659)	(567,448,144)

Total Institutional Class	(25,804,832)	(343,498,921)

Net increase (decrease) in share transactions	(28,996,418)	(360,443,335)

(a)	Statement has been consolidated. See Note 1 in the Notes to Financial Statements for basis of consolidation.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financials Income Impact Fund

Statements of Changes in Net Assets

	For the Year Ended January 31, 2024	For the Year Ended January 31, 2023
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$4,314,914	$5,644,491
Net realized gain (loss) on investment transactions	(4,367,733)	(3,058,652)
Net change in unrealized appreciation/depreciation on investments	(1,305,520)	(11,304,317)

Net increase (decrease) in net assets resulting from operations	(1,358,339)	(8,718,478)

Distributions to Shareholders
Distributions, Class A	(117,926)	(285,634)
Distributions, Class C	(151,260)	(214,360)
Distributions, Institutional Class	(4,061,766)	(5,252,982)

Total distributions to shareholders	(4,330,952)	(5,752,976)

Capital Transactions – Class A
Proceeds from shares sold	206,718	7,686,268
Reinvestment of distributions	103,335	274,647
Amount paid for shares redeemed	(4,459,861)	(5,545,874)

Total Class A	(4,149,808)	2,415,041

Capital Transactions – Class C
Proceeds from shares sold	209,511	6,121,420
Reinvestment of distributions	109,712	167,176
Amount paid for shares redeemed	(2,590,925)	(4,609,226)

Total Class C	(2,271,702)	1,679,370

Capital Transactions – Institutional Class
Proceeds from shares sold	20,333,579	36,906,252
Reinvestment of distributions	1,727,625	2,707,443
Amount paid for shares redeemed	(40,750,409)	(92,662,779)

Total Institutional Class	(18,689,205)	(53,049,084)

Net increase (decrease) in net assets resulting from capital transactions	(25,110,715)	(48,954,673)

Total Increase (Decrease) in Net Assets	(30,800,006)	(63,426,127)

Net Assets
Beginning of year	103,321,282	166,747,409

End of year	$72,521,276	$103,321,282

Share Transactions – Class A
Shares sold	27,358	891,756
Shares issued in reinvestment of distributions	13,388	32,705
Shares redeemed	(567,648)	(671,454)

Total Class A	(526,902)	253,007

Share Transactions – Class C
Shares sold	28,014	713,037
Shares issued in reinvestment of distributions	14,559	20,128
Shares redeemed	(344,451)	(568,783)

Total Class C	(301,878)	164,382

Share Transactions – Institutional Class
Shares sold	2,668,205	4,286,387
Shares issued in reinvestment of distributions	226,165	319,221
Shares redeemed	(5,297,122)	(10,940,708)

Total Institutional Class	(2,402,752)	(6,335,100)

Net increase (decrease) in share transactions	(3,231,532)	(5,917,711)

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund

Statements of Changes in Net Assets

	For the Year Ended January 31, 2024	For the Year Ended January 31, 2023
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$4,560,038	$3,822,365
Net realized gain (loss) on investment transactions	(906,713)	(1,967,678)
Net change in unrealized appreciation/depreciation on investments	2,689,612	(4,234,264)

Net increase (decrease) in net assets resulting from operations	6,342,937	(2,379,577)

Distributions to Shareholders
Distributions, Class A (a)	(185,401)	(220,212)
Distributions, Institutional Class	(4,375,551)	(3,644,808)

Total distributions to shareholders	(4,560,952)	(3,865,020)

Capital Transactions – Class A
Proceeds from shares sold	2,296,223	5,670,162
Reinvestment of distributions	177,371	218,084
Amount paid for shares redeemed	(4,353,526)	(6,869,415)
Amount paid for shares redeemed from exchange to Institutional Class Shares (a)	(1,537,901)	—

Total Class A	(3,417,833)	(981,169)

Capital Transactions – Institutional Class
Proceeds from shares sold	17,640,919	8,512,748
Reinvestment of distributions	932,312	738,044
Amount paid for shares redeemed	(9,551,521)	(13,251,255)
Proceeds from Class A exchange (a)	1,537,901	—

Total Institutional Class	10,559,611	(4,000,463)

Net increase (decrease) in net assets resulting from capital transactions	7,141,778	(4,981,632)

Total Increase (Decrease) in Net Assets	8,923,763	(11,226,229)

Net Assets
Beginning of year	63,111,230	74,337,459

End of year	$72,034,993	$63,111,230

Share Transactions – Class A
Shares sold	218,394	535,154
Shares issued in reinvestment of distributions	16,762	20,440
Shares redeemed	(414,307)	(651,218)
Shares redeemed in exchange to Institutional Class Shares (a)	(142,300)	—

Total Class A	(321,451)	(95,624)

Share Transactions – Institutional Class
Shares sold	1,676,907	817,887
Shares issued in reinvestment of distributions	87,883	69,592
Shares redeemed	(910,112)	(1,266,858)
Shares issued from Class A exchange (a)	142,702	—

Total Institutional Class	997,380	(379,379)

Net increase (decrease) in share transactions	675,929	(475,003)

(a)	Effective as of the close of business on January 19, 2024, the outstanding Class A Shares of the Fund were converted to Instititutional Class Shares of the Fund. See Note 1.

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Statements of Changes in Net Assets

	For the Year Ended January 31, 2024	For the Year Ended January 31, 2023 (a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$25,357,370	$22,651,352
Net realized gain (loss) on investment transactions and futures contracts	(6,342,890)	(30,251,012)
Net change in unrealized appreciation/depreciation on investments and futures contracts	15,841,326	(28,050,354)

Net increase (decrease) in net assets resulting from operations	34,855,806	(35,650,014)

Distributions to Shareholders
Distributions, Class A	(1,252,472)	(1,613,505)
Distributions, Class A1	(22,825)	(7,019)
Distributions, Institutional Class	(24,186,151)	(22,436,611)

Total distributions to shareholders	(25,461,448)	(24,057,135)

Capital Transactions – Class A
Proceeds from shares sold	8,093,958	79,194,866
Reinvestment of distributions	1,180,682	1,461,291
Amount paid for shares redeemed	(23,866,513)	(207,385,738)

Total Class A	(14,591,873)	(126,729,581)

Capital Transactions – Class A1
Proceeds from shares sold	—	515,011
Reinvestment of distributions	22,751	7,018

Total Class A1	22,751	522,029

Capital Transactions – Institutional Class
Proceeds from shares sold	141,780,964	629,850,657
Reinvestment of distributions	18,256,473	17,077,383
Amount paid for shares redeemed	(393,875,353)	(1,430,986,089)

Total Institutional Class	(233,837,916)	(784,058,049)

Net increase (decrease) in net assets resulting from capital transactions	(248,407,038)	(910,265,601)

Total Increase (Decrease) in Net Assets	(239,012,680)	(969,972,750)

Net Assets
Beginning of year or period	693,897,268	1,663,870,018

End of year or period	$454,884,588	$693,897,268

Share Transactions – Class A
Shares sold	840,206	8,128,678
Shares issued in reinvestment of distributions	122,668	151,093
Shares redeemed	(2,484,848)	(21,282,811)

Total Class A	(1,521,974)	(13,003,040)

Share Transactions – Class A1
Shares sold	—	53,053
Shares issued in reinvestment of distributions	2,367	735

Total Class A1	2,367	53,788

Share Transactions – Institutional Class
Shares sold	14,741,368	64,427,692
Shares issued in reinvestment of distributions	1,897,493	1,764,255
Shares redeemed	(40,967,679)	(146,914,639)

Total Institutional Class	(24,328,818)	(80,722,692)

Net increase (decrease) in share transactions	(25,848,425)	(93,671,944)

(a)	Class A1 commenced operations on July 22, 2022.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Total Return Bond Fund

Statements of Changes in Net Assets

	For the Year Ended January 31, 2024	For the Year Ended January 31, 2023
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$1,504,549	$961,225
Net realized gain (loss) on investment transactions and futures contracts	(1,638,228)	(2,801,853)
Net change in unrealized appreciation/depreciation on investments and futures contracts	857,006	(1,427,032)

Net increase (decrease) in net assets resulting from operations	723,327	(3,267,660)

Distributions to Shareholders
Distributions, Institutional Class	(1,506,825)	(994,943)

Total distributions to shareholders	(1,506,825)	(994,943)

Capital Transactions – Institutional Class
Proceeds from shares sold	—	31,250
Reinvestment of distributions	—	558
Amount paid for shares redeemed	(3,083,415)	(116,137)

Total Institutional Class	(3,083,415)	(84,329)

Net increase (decrease) in net assets resulting from capital transactions	(3,083,415)	(84,329)

Total Increase (Decrease) in Net Assets	(3,866,913)	(4,346,932)

Net Assets
Beginning of year	34,785,662	39,132,594

End of year	$30,918,749	$34,785,662

Share Transactions – Institutional Class
Shares sold	—	3,235
Shares issued in reinvestment of distributions	—	59
Shares redeemed	(364,279)	(12,550)

Total Institutional Class	(364,279)	(9,256)

Net increase (decrease) in share transactions	(364,279)	(9,256)

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income ETF

Statements of Changes in Net Assets

	For the Year Ended January 31, 2024	For the Period Ended January 31, 2023 (a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$5,036,613	$527,103
Net realized gain (loss) on investment transactions	(40,208)	11,525
Net change in unrealized appreciation/depreciation on investments	642,797	222,611

Net increase (decrease) in net assets resulting from operations	5,639,202	761,239

Distributions to Shareholders
Distributions	(5,260,978)	(316,786)

Total distributions to shareholders	(5,260,978)	(316,786)

Capital Transactions
Proceeds from shares sold	80,971,791	46,090,044
Amount paid for shares redeemed	(5,053,360)	—

Net increase (decrease) in net assets resulting from capital transactions	75,918,431	46,090,044

Total Increase (Decrease) in Net Assets	76,296,655	46,534,497

Net Assets
Beginning of year or period	46,534,497	—

End of year or period	$122,831,152	$46,534,497

Share Transactions
Shares sold	1,604,000	920,000
Shares redeemed	(100,000)	—

Net increase (decrease) in share transactions	1,504,000	920,000

(a)	Fund commenced operations on October 24, 2022.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Income ETF

Statements of Changes in Net Assets

	For the Year Ended January 31, 2024	For the Period Ended January 31, 2023 (a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$3,783,166	$317,913
Net realized gain (loss) on investment transactions and futures contracts	107,235	29,404
Net change in unrealized appreciation/depreciation on investments and futures contracts	1,404,863	289,071

Net increase (decrease) in net assets resulting from operations	5,295,264	636,388

Distributions to Shareholders
Distributions	(3,938,223)	(148,244)

Total distributions to shareholders	(3,938,223)	(148,244)

Capital Transactions
Proceeds from shares sold	76,360,921	33,148,155
Amount paid for shares redeemed	(5,488,843)	—

Net increase (decrease) in net assets resulting from capital transactions	70,872,078	33,148,155

Total Increase (Decrease) in Net Assets	72,229,119	33,636,299

Net Assets
Beginning of year or period	33,636,299	—

End of year or period	$105,865,418	$33,636,299

Share Transactions
Shares sold	3,780,000	1,650,000
Shares redeemed	(270,000)	—

Net increase (decrease) in share transactions	3,510,000	1,650,000

(a)	Fund commenced operations on November 7, 2022.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund — Class A

Consolidated Financial Highlights (a)

(For a share outstanding during each year)

For the Year Ended January 31,
2024	2023	2022	2021	2020
Selected Per Share Data:
Net asset value, beginning of year	$8.63	$10.24	$10.43	$11.10	$11.04

Income from investment operations:
Net investment income (loss)	0.49	0.48	0.47	0.46	0.50
Net realized and unrealized gain (loss) on investments (b)	(0.13)	(1.62)	(0.19)	(0.68)	0.06

Total from investment operations	0.36	(1.14)	0.28	(0.22)	0.56

Less distributions to shareholders:
From net investment income	(0.48)	(0.47)	(0.47)	(0.45)	(0.50)

Total distributions	(0.48)	(0.47)	(0.47)	(0.45)	(0.50)

Net asset value, end of year	$8.51	$8.63	$10.24	$10.43	$11.10

Total return (c)(d)	4.38%	-11.28%	2.71%	-1.76%	5.08%

Ratios and Supplemental Data:
Net assets, end of year (000’s omitted)	$133,19	8	$150,45	0	$335,43	9	$396,71	1	$496,11	4
Ratio of expenses to average net assets before waiver and reimbursement/recoupment (e)	2.13%	1.79%	1.29%	1.40%	1.37%
Ratio of expenses to average net assets before waiver and reimbursement/recoupment excluding interest expense (e)	1.26%	1.23%	1.20%	1.21%	1.20%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment (e)	2.11%	1.77%	1.28%	1.38%	1.36%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment excluding interest expense (e)	1.24%	1.21%	1.19%	1.19%	1.19%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement/recoupment (e)	5.78%	4.83%	4.42%	4.41%	4.46%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement/recoupment (e)	5.80%	4.85%	4.43%	4.43%	4.47%
Portfolio turnover rate (d)	32%	14%	56%	67%	63%

(a)	Financial Highlights have been consolidated. See Note 1 in the Notes to Financial Statements for basis of consolidation.
(b)

Net realized and unrealized gain (loss) per share may include balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gain/(loss) in the Statements of Operations due to share transactions for the year.

(c)	Total return does not include the effect of sales charges.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund – Class C

Consolidated Financial Highlights (a)

(For a share outstanding during each year)

For the Year Ended January 31,
2024	2023	2022	2021	2020
Selected Per Share Data:
Net asset value, beginning of year	$8.54	$10.13	$10.34	$11.00	$10.95

Income from investment operations:
Net investment income (loss)	0.43	0.39	0.38	0.37	0.41
Net realized and unrealized gain (loss) on investments (b)	(0.14)	(1.58)	(0.20)	(0.66)	0.06

Total from investment operations	0.29	(1.19)	0.18	(0.29)	0.47

Less distributions to shareholders:
From net investment income	(0.42)	(0.40)	(0.39)	(0.37)	(0.42)

Total distributions	(0.42)	(0.40)	(0.39)	(0.37)	(0.42)

Net asset value, end of year	$8.41	$8.54	$10.13	$10.34	$11.00

Total return (c)(d)	3.51%	-11.88%	1.78%	-2.41%	4.27%

Ratios and Supplemental Data:
Net assets, end of year (000’s omitted)	$33,86	8	$46,51	2	$71,44	5	$87,74	3	$116,32	8
Ratio of expenses to average net assets before waiver and reimbursement/recoupment (e)	2.88%	2.54%	2.04%	2.15%	2.12%
Ratio of expenses to average net assets before waiver and reimbursement/recoupment excluding interest expense (e)	2.01%	1.98%	1.95%	1.96%	1.95%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment (e)	2.86%	2.52%	2.03%	2.13%	2.11%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment excluding interest expense (e)	1.99%	1.96%	1.94%	1.94%	1.94%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement/recoupment (e)	5.03%	4.17%	3.69%	3.67%	3.70%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement/recoupment (e)	5.05%	4.19%	3.70%	3.69%	3.71%
Portfolio turnover rate (d)	32%	14%	56%	67%	63%

(a)	Financial Highlights have been consolidated. See Note 1 in the Notes to Financial Statements for basis of consolidation.
(b)

Net realized and unrealized gain (loss) per share may include balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gain/(loss) in the Statements of Operations due to share transactions for the year.

(c)	Total return does not include the effect of sales charges.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund – Institutional Class

Consolidated Financial Highlights (a)

(For a share outstanding during each year)

For the Year Ended January 31,
2024	2023	2022	2021	2020
Selected Per Share Data:
Net asset value, beginning of year	$8.61	$10.21	$10.41	$11.08	$11.02

Income from investment operations:
Net investment income (loss)	0.51	0.49	0.49	0.48	0.53
Net realized and unrealized gain (loss) on investments (b)	(0.14)	(1.59)	(0.19)	(0.68)	0.06

Total from investment operations	0.37	(1.10)	0.30	(0.20)	0.59

Less distributions to shareholders:
From net investment income	(0.50)	(0.50)	(0.50)	(0.47)	(0.53)

Total distributions	(0.50)	(0.50)	(0.50)	(0.47)	(0.53)

Net asset value, end of year	$8.48	$8.61	$10.21	$10.41	$11.08

Total return (c)	4.54%	-10.98%	2.87%	-1.60%	5.45%

Ratios and Supplemental Data:
Net assets, end of year (000’s omitted)	$2,533,09	6	$2,793,96	4	$6,820,11	5	$5,927,51	0	$7,153,38	5
Ratio of expenses to average net assets before waiver and reimbursement/recoupment (d)	1.88%	1.54%	1.04%	1.15%	1.12%
Ratio of expenses to average net assets before waiver and reimbursement/recoupment excluding interest expense (d)	1.01%	0.98%	0.95%	0.96%	0.95%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment (d)	1.86%	1.52%	1.03%	1.13%	1.11%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment excluding interest expense (d)	0.99%	0.96%	0.94%	0.94%	0.94%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement/recoupment (d)	6.01%	5.03%	4.69%	4.65%	4.70%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement/recoupment (d)	6.03%	5.05%	4.70%	4.67%	4.71%
Portfolio turnover rate (c)	32%	14%	56%	67%	63%

(a)	Financial Highlights have been consolidated. See Note 1 in the Notes to Financial Statements for basis of consolidation.
(b)

Net realized and unrealized gain (loss) per share may include balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gain/(loss) in the Statements of Operations due to share transactions for the year.

(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financials Income Impact Fund – Class A

Financial Highlights

(For a share outstanding during each year)

For the Year Ended January 31,
2024	2023	2022	2021	2020
Selected Per Share Data:
Net asset value, beginning of year	$8.14	$8.96	$8.80	$9.60	$9.33

Income from investment operations:
Net investment income (loss)	0.35	0.33	0.33	0.34	0.40
Net realized and unrealized gain (loss) on investments (a)	(0.45)	(0.82)	0.15	(0.75)	0.27

Total from investment operations	(0.10)	(0.49)	0.48	(0.41)	0.67

Less distributions to shareholders:
From net investment income	(0.38)	(0.33)	(0.32)	(0.38)	(0.40)
Return of capital	—	—	—	(0.01)	—

Total distributions	(0.38)	(0.33)	(0.32)	(0.39)	(0.40)

Net asset value, end of year	$7.66	$8.14	$8.96	$8.80	$9.60

Total return (b)(c)	-1.14%	-5.59%	5.48%	-4.16%	7.39%

Ratios and Supplemental Data:
Net assets, end of year (000’s omitted)	$1,50	8	$5,89	3	$4,21	7	$2,76	5	$13,72	0
Ratio of expenses to average net assets before waiver and reimbursement/recoupment (d)	1.50%	1.44%	1.35%	1.39%	1.34%
Ratio of expenses to average net assets before waiver and reimbursement/recoupment excluding interest expense (d)	1.49%	1.43%	1.35%	1.37%	1.34%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment (d)	0.95%	0.95%	0.94%	0.96%	0.94%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment excluding interest expense (d)	0.94%	0.94%	0.94%	0.94%	0.94%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement/recoupment (d)	4.30%	3.29%	3.14%	3.63%	3.78%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement/recoupment (d)	4.85%	3.78%	3.55%	4.06%	4.18%
Portfolio turnover rate (c)	14%	11%	32%	30%	36%

(a)

Net realized and unrealized gain (loss) per share includes balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gain/(loss) in the Statements of Operations due to share transactions for the year.

(b)	Total return does not include the effect of sales charges.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financials Income Impact Fund – Class C

Financial Highlights

(For a share outstanding during each year)

For the Year Ended January 31,
2024	2023	2022	2021	2020
Selected Per Share Data:
Net asset value, beginning of year	$8.01	$8.87	$8.72	$9.51	$9.25

Income from investment operations:
Net investment income (loss)	0.27	0.25	0.24	0.30	0.34
Net realized and unrealized gain (loss) on investments (a)	(0.42)	(0.85)	0.16	(0.76)	0.26

Total from investment operations	(0.15)	(0.60)	0.40	(0.46)	0.60

Less distributions to shareholders:
From net investment income	(0.32)	(0.26)	(0.25)	(0.32)	(0.34)
Return of capital	—	—	—	(0.01)	—

Total distributions	(0.32)	(0.26)	(0.25)	(0.33)	(0.34)

Net asset value, end of year	$7.54	$8.01	$8.87	$8.72	$9.51

Total return (b)(c)	-1.84%	-6.79%	4.63%	-4.79%	6.59%

Ratios and Supplemental Data:
Net assets, end of year (000’s omitted)	$1,89	8	$4,43	7	$3,45	2	$5,55	3	$6,16	2
Ratio of expenses to average net assets before waiver and reimbursement/recoupment (d)	2.25%	2.19%	2.10%	2.15%	2.09%
Ratio of expenses to average net assets before waiver and reimbursement/recoupment excluding interest expense (d)	2.24%	2.18%	2.10%	2.12%	2.09%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment (d)	1.70%	1.70%	1.69%	1.72%	1.69%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment excluding interest expense (d)	1.69%	1.69%	1.69%	1.69%	1.69%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement/recoupment (d)	3.62%	2.51%	2.38%	2.97%	3.02%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement/recoupment (d)	4.17%	3.00%	2.79%	3.40%	3.42%
Portfolio turnover rate (c)	14%	11%	32%	30%	36%

(a)

Net realized and unrealized gain (loss) per share includes balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gain/(loss) in the Statements of Operations due to share transactions for the year.

(b)	Total return does not include the effect of sales charges.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financials Income Impact Fund – Institutional Class

Financial Highlights

(For a share outstanding during each year)

For the Year Ended January 31,
2024	2023	2022	2021	2020
Selected Per Share Data:
Net asset value, beginning of year	$8.12	$8.94	$8.79	$9.58	$9.32

Income from investment operations:
Net investment income (loss)	0.39	0.30	0.34	0.38	0.43
Net realized and unrealized gain (loss) on investments (a)	(0.47)	(0.81)	0.15	(0.76)	0.26

Total from investment operations	(0.08)	(0.47)	0.49	(0.38)	0.69

Less distributions to shareholders:
From net investment income	(0.40)	(0.35)	(0.34)	(0.40)	(0.43)
Return of capital	—	—	—	(0.01)	—

Total distributions	(0.40)	(0.35)	(0.34)	(0.41)	(0.43)

Net asset value, end of year	$7.64	$8.12	$8.94	$8.79	$9.58

Total return (b)	-0.88%	-5.37%	5.64%	-3.81%	7.55%

Ratios and Supplemental Data:
Net assets, end of year (000’s omitted)	$69,11	5	$92,99	1	$159,07	8	$134,33	5	$258,39	2
Ratio of expenses to average net assets before waiver and reimbursement/recoupment (c)	1.25%	1.19%	1.10%	1.14%	1.09%
Ratio of expenses to average net assets before waiver and reimbursement/recoupment excluding interest expense (c)	1.24%	1.18%	1.10%	1.12%	1.09%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment (c)	0.70%	0.70%	0.69%	0.71%	0.69%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment excluding interest expense (c)	0.69%	0.69%	0.69%	0.69%	0.69%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement/recoupment (c)	4.62%	3.50%	3.38%	3.91%	4.02%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement/recoupment (c)	5.17%	3.99%	3.79%	4.34%	4.42%
Portfolio turnover rate (b)	14%	11%	32%	30%	36%

(a)

Net realized and unrealized gain (loss) per share includes balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gain/(loss) in the Statements of Operations due to share transactions for the year.

(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund – Institutional Class (a)

Financial Highlights

(For a share outstanding during each year)

For the Year Ended January 31,
2024	2023	2022	2021	2020
Selected Per Share Data:
Net asset value, beginning of year	$10.58	$11.54	$11.73	$11.71	$11.35

Income from investment operations:
Net investment income (loss)	0.72	0.60	0.60	0.63	0.67
Net realized and unrealized gain (loss) on investments (b)	0.27	(0.95)	(0.18)	0.01	0.36

Total from investment operations	0.99	(0.35)	0.42	0.64	1.03

Less distributions to shareholders:
From net investment income	(0.72)	(0.61)	(0.61)	(0.62)	(0.67)

Total distributions	(0.72)	(0.61)	(0.61)	(0.62)	(0.67)

Net asset value, end of year	$10.85	$10.58	$11.54	$11.73	$11.71

Total return (c)	9.77%	-2.89%	3.62%	5.97%	9.28%

Ratios and Supplemental Data:
Net assets, end of year (000’s omitted)	$72,03	5	$59,69	4	$69,50	3	$68,24	5	$64,79	7
Ratio of expenses to average net assets before waiver and reimbursement/recoupment (d)	0.93%	0.98%	0.89%	0.89%	0.89%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment (d)	0.55%	0.64%	0.65%	0.65%	0.65%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement/recoupment (d)	6.48%	5.30%	4.86%	5.41%	5.52%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement/recoupment (d)	6.86%	5.64%	5.10%	5.65%	5.76%
Portfolio turnover rate (c)	20%	33%	38%	58%	36%

(a)	Effective as of the close of business on January 19, 2024, the outstanding Class A Shares of the Fund were converted to Institutional Class Shares of the Fund. See Note 1.
(b)

Net realized and unrealized gain (loss) per share includes balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gain/(loss) in the Statements of Operations due to share transactions for the year.

(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund – Class A

Financial Highlights

(For a share outstanding during each year)

For the Year Ended January 31,
2024	2023	2022	2021	2020
Selected Per Share Data:
Net asset value, beginning of year	$9.56	$10.00	$10.08	$10.12	$10.02

Income from investment operations:
Net investment income (loss)	0.36	0.12	0.08	0.19	0.29
Net realized and unrealized gain (loss) on investments (a)	0.24	(0.36)	(0.05)	(0.04)	0.10

Total from investment operations	0.60	(0.24)	0.03	0.15	0.39

Less distributions to shareholders:
From net investment income	(0.42)	(0.20)	(0.11)	(0.19)	(0.29)

Total distributions	(0.42)	(0.20)	(0.11)	(0.19)	(0.29)

Net asset value, end of year	$9.74	$9.56	$10.00	$10.08	$10.12

Total return (b)	6.36%	-2.42%	0.27%	1.52%	3.92%

Ratios and Supplemental Data:
Net assets, end of year (000’s omitted)	$25,43	9	$39,53	6	$171,32	8	$66,36	6	$51,52	9
Ratio of expenses to average net assets before waiver and reimbursement/recoupment (c)	0.84%	0.79%	0.78%	0.79%	0.84%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment (c)	0.60%	0.60%	0.56%	0.51%	0.50%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement/recoupment (c)	4.01%	1.51%	0.56%	1.45%	2.22%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement/recoupment (c)	4.25%	1.70%	0.78%	1.73%	2.56%
Portfolio turnover rate (b)	46%	31%	92%	81%	156%

(a)

Net realized and unrealized gain (loss) per share includes balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gain/(loss) in the Statements of Operations due to share transactions for the year.

(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund – Class A1

Financial Highlights

(For a share outstanding during each year or period)

For the Year or Period Ended January 31,
2024	2023 (a)
Selected Per Share Data:
Net asset value, beginning of year or period	$9.55	$9.70

Income from investment operations:
Net investment income (loss)	0.42	0.13
Net realized and unrealized gain (loss) on investments (b)	0.17	(0.14)

Total from investment operations	0.59	(0.01)

Less distributions to shareholders:
From net investment income	(0.42)	(0.14)

Total distributions	(0.42)	(0.14)

Net asset value, end of year or period	$9.72	$9.55

Total return (c)(d)	6.27%	-0.25%

Ratios and Supplemental Data:
Net assets, end of year or period (000’s omitted)	$54	6	$51	3
Ratio of expenses to average net assets before waiver and reimbursement/recoupment (e)	0.84%	0.79%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment (e)	0.60%	0.60%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement/recoupment (e)	4.08%	2.32%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement/recoupment (e)	4.32%	2.51%
Portfolio turnover rate (c)	46%	31	% (f)

(a)	Class commenced operations on July 22, 2022.
(b)

Net realized and unrealized gain (loss) per share may include balancing amounts necessary to reconcile the change in net asset value per share for the year or period, and may not reconcile with the aggregate gain/(loss) in the Statements of Operations due to share transactions for the year or period.

(c)	Not annualized for periods less than one year.
(d)	Total return does not include the effect of sales charges.
(e)	Annualized for periods less than one year.
(f)	Figure presented represents turnover for the Fund as a whole for the entire fiscal period.

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund – Institutional Class

Financial Highlights

(For a share outstanding during each year)

For the Year Ended January 31,
2024	2023	2022	2021	2020
Selected Per Share Data:
Net asset value, beginning of year	$9.56	$10.01	$10.09	$10.12	$10.02

Income from investment operations:
Net investment income (loss)	0.40	0.19	0.11	0.21	0.31
Net realized and unrealized gain (loss) on investments (a)	0.22	(0.41)	(0.06)	(0.03)	0.10

Total from investment operations	0.62	(0.22)	0.05	0.18	0.41

Less distributions to shareholders:
From net investment income	(0.44)	(0.23)	(0.13)	(0.21)	(0.31)

Total distributions	(0.44)	(0.23)	(0.13)	(0.21)	(0.31)

Net asset value, end of year	$9.74	$9.56	$10.01	$10.09	$10.12

Total return (b)	6.64%	-2.24%	0.51%	1.87%	4.16%

Ratios and Supplemental Data:
Net assets, end of year (000’s omitted)	$428,89	9	$653,84	8	$1,492,54	2	$796,40	7	$357,30	3
Ratio of expenses to average net assets before waiver and reimbursement/recoupment (c)	0.59%	0.54%	0.53%	0.54%	0.59%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment (c)	0.35%	0.35%	0.31%	0.26%	0.25%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement/recoupment (c)	4.27%	1.82%	0.82%	1.67%	2.58%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement/recoupment (c)	4.51%	2.01%	1.04%	1.95%	2.92%
Portfolio turnover rate (b)	46%	31%	92%	81%	156%

(a)

Net realized and unrealized gain (loss) per share includes balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gain/(loss) in the Statements of Operations due to share transactions for the year.

(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Total Return Bond Fund – Institutional Class

Financial Highlights

(For a share outstanding during each year or period)

For the Year or Period Ended January 31,
2024	2023	2022 (a)
Selected Per Share Data:
Net asset value, beginning of year or period	$8.71	$9.77	$10.00

Income from investment operations:
Net investment income (loss)	0.38	0.24	0.09
Net realized and unrealized gain (loss) on investments (b)	(0.20)	(1.05)	(0.22)

Total from investment operations	0.18	(0.81)	(0.13)

Less distributions to shareholders:
From net investment income	(0.38)	(0.25)	(0.10)

Total distributions	(0.38)	(0.25)	(0.10)

Net asset value, end of year or period	$8.51	$8.71	$9.77

Total return (c)	2.24%	-8.32%	-1.28%

Ratios and Supplemental Data:
Net assets, end of year or period (000’s omitted)	$30,91	9	$34,78	6	$39,13	3
Ratio of expenses to average net assets before waiver and reimbursement/recoupment (d)	1.10%	1.17%	0.97%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment (d)	0.44%	0.58%	0.59%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement/recoupment (d)	3.87%	2.08%	1.06%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement/recoupment (d)	4.53%	2.67%	1.44%
Portfolio turnover rate (c)	60%	53%	22%

(a)	Class commenced operations on June 4, 2021.
(b)

Net realized and unrealized gain (loss) per share may include balancing amounts necessary to reconcile the change in net asset value per share for the year or period, and may not reconcile with the aggregate gain/(loss) in the Statements of Operations due to share transactions for the year or period.

(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income ETF

Financial Highlights

(For a share outstanding during each year or period)

For the Year or Period Ended January 31,
2024	2023 (a)
Selected Per Share Data:
Net asset value, beginning of year or period	$50.58	$50.00

Income from investment operations:
Net investment income (loss) (b)	3.16	0.69
Net realized and unrealized gain (loss) on investments (c)	0.15	0.27

Total from investment operations	3.31	0.96

Less distributions to shareholders:
From net investment income	(3.19)	(0.38)
From net realized gain	(0.03)	—

Total distributions	(3.22)	(0.38)

Net asset value, end of year or period	$50.67	$50.58

Total return on net asset value (d)(e)	6.78%	1.92%
Total return on market value (d)(f)	6.84%	1.90%

Ratios and Supplemental Data:
Net assets, end of year or period (000’s omitted)	$122,83	1	$46,53	4
Ratio of expenses to average net assets before waiver and reimbursement/recoupment (g)	0.55%	0.55%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment (g)	0.29%	0.29%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement/recoupment (g)	6.00%	4.80%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement/recoupment (g)	6.26%	5.06%
Portfolio turnover rate (d)	75%	23%

(a)	Fund commenced operations on October 24, 2022.
(b)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the year or period.
(c)

Net realized and unrealized gain (loss) per share may include balancing amounts necessary to reconcile the change in netasset value per share for the year or period, and may not reconcile with the aggregate gain/(loss) in the Statements of Operations due to share transactions for the year or period.

(d)	Not annualized for periods less than one year.
(e)

Total return on net asset value is computed based upon the net asset value of common stock on the first business day and the closing net asset value on the last business day of the year or period. Dividends and distributions are assumed to be reinvested.

(f)

Total return on market value is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested.

(g)	Annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Income ETF

Financial Highlights

(For a share outstanding during each year or period)

For the Year or Period Ended January 31,
2024	2023 (a)
Selected Per Share Data:
Net asset value, beginning of year or period	$20.39	$20.00

Income from investment operations:
Net investment income (loss) (b)	1.40	0.26
Net realized and unrealized gain (loss) on investments (c)	0.15	0.23

Total from investment operations	1.55	0.49

Less distributions to shareholders:
From net investment income	(1.41)	(0.10)
From net realized gain	(0.01)	—

Total distributions	(1.42)	(0.10)

Net asset value, end of year or period	$20.52	$20.39

Total return on net asset value (d)(e)	7.95%	2.41%
Total return on market value (d)(f)	7.61%	2.49%

Ratios and Supplemental Data:
Net assets, end of year or period (000’s omitted)	$105,86	5	$33,63	6
Ratio of expenses to average net assets before waiver and reimbursement/recoupment (g)	0.99%	0.99%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment (g)	0.79%	0.79%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement/recoupment (g)	6.71%	5.44%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement/recoupment (g)	6.91%	5.64%
Portfolio turnover rate (d)	43%	59%

(a)	Fund commenced operations on November 7, 2022.
(b)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the year or period.
(c)

Net realized and unrealized gain (loss) per share may include balancing amounts necessary to reconcile the change in net asset value per share for the year or period, and may not reconcile with the aggregate gain/(loss) in the Statements of Operations due to share transactions for the year or period.

(d)	Not annualized for periods less than one year.
(e)

Total return on net asset value is computed based upon the net asset value of common stock on the first business day and the closing net asset value on the last business day of the year or period. Dividends and distributions are assumed to be reinvested.

(f)

Total return on market value is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested.

(g)	Annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments

January 31, 2024

	Principal Amount	Value
Asset-Backed Securities – 13.44%
Automobile – 6.76%
ACC Trust, Series 2022-1, Class D, 6.650%, 10/20/2028 (a)	$1,500,000	$302,401
American Credit Acceptance Receivables Trust, Series 2022-1, Class F, 4.870%, 11/13/2028 (a)	3,340,000	3,217,516
Arivo Acceptance Auto Loan Receivables Trust, Series 2022-1A, Class D, 7.380%, 9/17/2029 (a)	500,000	485,889
Avid Automobile Receivables Trust, Series 2021-1, Class D, 1.990%, 4/17/2028 (a)	1,570,000	1,518,793
Avis Budget Rental Car Funding LLC, Series 2019-2A, Class D, 3.040%, 9/22/2025 (a)	4,500,000	4,425,714
Avis Budget Rental Car Funding LLC, Series 2020-1A, Class D, 3.340%, 8/20/2026 (a)	6,000,000	5,664,888
Avis Budget Rental Car Funding LLC, 6.230%, 4/20/2029 (a)	700,000	706,861
Avis Budget Rental Car Funding LLC, Series 2023-8A, Class C, 7.340%, 2/20/2030 (a)	800,000	818,118
Avis Budget Rental Car Funding LLC, Series 2024-1A, Class C, 6.480%, 6/20/2030 (a)	500,000	507,001
CAL Receivables LLC, Series 2022-1, Class B, 9.696% (SOFR30A + 4.350%), 10/15/2026 (a)(b)	9,580,000	9,597,934
Carvana Auto Receivables Trust, Series 2021-N1, Class F, 4.550%, 1/10/2028 (a)	1,979,057	1,912,533
Carvana Auto Receivables Trust, Series 2021-N2, Class E, 2.900%, 3/10/2028 (a)(c)	25,924,761	24,309,233
Carvana Auto Receivables Trust, Series 2021-N3, Class E, 3.160%, 6/12/2028 (a)	7,110,000	6,393,767
Carvana Auto Receivables Trust, Series 2021-N4, Class E, 4.530%, 9/11/2028 (a)	3,120,000	2,899,906
Carvana Auto Receivables Trust, Series 2022-P2, Class D, 6.280%, 5/10/2029	1,300,000	1,323,336
Carvana Auto Receivables Trust, Series 2023-P3, Class D, 6.820%, 8/12/2030 (a)	500,000	522,776
Chase Auto Credit Linked Notes, Series 2021-2, Class E, 2.280%, 12/26/2028 (a)	173,569	170,480
CPS Auto Receivables Trust, Series 2021-B, Class E, 3.410%, 6/15/2028 (a)	500,000	476,269
CPS Auto Receivables Trust, Series 2021-D, Class E, 4.060%, 12/15/2028 (a)	500,000	472,170
CPS Auto Receivables Trust, Series 2022-A, Class E, 4.880%, 4/16/2029 (a)	5,400,000	5,083,452
DT Auto Owner Trust, Series 2021-4A, Class E, 3.340%, 7/17/2028 (a)	3,000,000	2,773,488
Exeter Automobile Receivables Trust, Series 2021-4A, Class E, 4.020%, 1/17/2028 (a)	5,750,000	5,402,090
Exeter Automobile Receivables Trust, Series 2021-3A, Class E, 3.040%, 12/15/2028 (a)	1,700,000	1,585,034
Exeter Automobile Receivables Trust, Series 2022-1A, Class E, 5.020%, 10/15/2029 (a)	2,000,000	1,816,006
Exeter Automobile Receivables Trust, Series 2023-4A, Class D, 6.950%, 12/17/2029	1,600,000	1,663,818
Exeter Automobile Receivables Trust, Series 2023-2A, Class E, 9.750%, 11/15/2030 (a)	600,000	650,201
Flagship Credit Auto Trust, Series 2020-4, Class E, 3.840%, 7/17/2028 (a)(c)	10,416,000	9,566,523
Flagship Credit Auto Trust, Series 2021-2, Class E, 3.160%, 9/15/2028 (a)	4,100,000	3,667,237
Flagship Credit Auto Trust, Series 2021-4, Class E, 4.030%, 3/15/2029 (a)	4,000,000	3,112,316
Flagship Credit Auto Trust, Series 2022-1, Class E, 5.370%, 6/15/2029 (a)	1,000,000	795,683
Foursight Capital Automobile Receivables Trust, Series 2021-1, Class E, 2.980%, 4/15/2027 (a)	5,000,000	4,865,230
Foursight Capital Automobile Receivables Trust, Series 2021-2, Class E, 3.350%, 10/15/2027 (a)	2,500,000	2,381,575
Foursight Capital Automobile Receivables Trust, Series 2021-2, Class F, 4.190%, 2/15/2029 (a)	900,000	823,123
Foursight Capital Automobile Receivables Trust, Series 2022-1, Class E, 4.690%, 8/15/2029 (a)	5,000,000	4,526,165
Foursight Capital Automobile Receivables Trust, Series 2023-1, Class D, 7.410%, 2/15/2030 (a)	2,080,000	2,118,468
GLS Auto Receivables Issuer Trust, Series 2021-4A, Class E, 4.430%, 10/16/2028 (a)	3,000,000	2,821,167
Hertz Vehicle Financing LLC, Series 2021-1A, Class D, 3.980%, 12/26/2025 (a)(c)	13,000,000	12,571,091
Hertz Vehicle Financing LLC, Series 2022-4A, Class D, 6.560%, 9/25/2026 (a)	3,800,000	3,723,445
Hertz Vehicle Financing LLC, Series 2023-4A, Class C, 7.510%, 3/25/2030 (a)	800,000	830,318
Hertz Vehicle Financing LP, Series 2021-2A, Class D, 4.340%, 12/27/2027 (a)	4,185,000	3,813,502

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Asset-Backed Securities – (continued)
Automobile – (continued)
LAD Auto Receivables Trust, Series 2023-3A, Class D, 6.920%, 12/16/2030 (a)	$800,000	$829,154
Lobel Automobile Receivables Trust, Series 2023-1, Class C, 8.310%, 10/16/2028 (a)	800,000	811,334
Santander Bank Auto Credit-Linked Notes, Series 2022-A, Class B, 5.281%, 5/15/2032 (a)	505,218	503,859
Santander Bank Auto Credit-Linked Notes, Series 2022-C, Class D, 8.197%, 12/15/2032 (a)	708,080	720,484
Santander Consumer Auto Receivables Trust, Series 2021-AA, Class E, 3.280%, 3/15/2027 (a)	1,750,000	1,666,955
Santander Consumer Auto Receivables Trust, Series 2021-AA, Class F, 5.790%, 8/15/2028 (a)	500,000	484,195
Skopos Auto Receivables Trust, Series 2019-1A, Class E, 7.820%, 6/15/2026 (a)	2,650,000	2,651,171
Tricolor Auto Securitization Trust, Series 2023-1A, Class E, 13.450%, 6/15/2028 (a)	700,000	747,179
Tricolor Auto Securitization Trust, Series 2022-1A, Class F, 9.800%, 7/16/2029 (a)	2,520,000	2,500,561
UNIFY Auto Receivables Trust, Series 2021-1A, Class B, 1.290%, 11/16/2026 (a)	5,000,000	4,793,235
United Auto Credit Securitization Trust, Series 2021-1, Class F, 4.300%, 9/10/2027 (a)	1,035,000	1,002,538
US Auto Funding Trust, Series 2022-1A, Class A, 3.980%, 4/15/2025 (a)	1,215,022	1,187,652
US Auto Funding Trust, Series 2022-1A, Class B, 5.130%, 12/15/2025 (a)	1,300,000	510,299
US Auto Funding Trust, Series 2022-1A, Class D, 9.140%, 7/15/2027 (a)	2,053,000	205
Veros Automobile Receivables Trust, Series 2020-1, Class D, 5.640%, 2/16/2027 (a)	4,049,358	4,015,109
Veros Automobile Receivables Trust, Series 2021-1, Class C, 3.640%, 8/15/2028 (a)	17,000,000	16,444,644
Veros Automobile Receivables Trust, Series 2023-1, Class D, 11.460%, 8/15/2030 (a)	700,000	724,330
Westlake Automobile Receivables Trust, Series 2021-3A, Class F, 4.250%, 6/15/2028 (a)	3,000,000	2,705,463

		182,613,884

Consumer – 5.98%
ACHV ABS TRUST, Series 2023-3PL, Class D, 8.360%, 8/19/2030 (a)	1,650,000	1,711,156
ACHV ABS TRUST, Series 2023-4CP, Class C, 7.710%, 11/25/2030 (a)	300,000	305,951
Affirm, Inc., Series 2023-B, Class C, 7.810%, 9/15/2028 (a)	400,000	409,780
Affirm, Inc., Series 2023-B, Class 1C, 7.810%, 9/15/2028 (a)	1,700,000	1,738,979
Aqua Finance Trust, Series 2021-A, Class C, 3.140%, 7/17/2046 (a)	2,220,000	1,607,995
Avant Loans Funding Trust, Series 2021-REV1, Class B, 1.640%, 7/15/2030 (a)	1,793,000	1,768,371
BHG Securitization Trust, Series 2021-B, Class D, 3.170%, 10/17/2034 (a)	1,170,000	966,097
Conn’s Receivables Funding LLC, Series 2022-A, Class B, 9.520%, 12/15/2026 (a)	193,952	195,158
Foundation Finance Trust, Series 2021-1A, Class A, 1.270%, 5/15/2041 (a)	1,043,411	929,696
Foundation Finance Trust, Series 2021-2A, Class D, 5.730%, 1/15/2042 (a)	1,740,000	1,639,287
Foundation Finance Trust, Series 2023-1A, Class D, 9.180%, 12/15/2043 (a)	1,200,000	1,208,744
FREED ABS TRUST, Series 2022-4FP, Class D, 7.400%, 12/18/2029 (a)	650,000	653,459
Goldman Home Improvement Trust, Series 2021-GRN2, Class C, 2.770%, 6/25/2051 (a)	9,644,000	8,993,271
Goldman Home Improvement Trust, Series 2021-GRN2, Class D, 4.000%, 6/25/2051 (a)	2,621,000	2,353,511
GoodLeap Sustainable Home Solutions Trust, Series 2021-3CS, Class A, 2.100%, 5/20/2048 (a)	1,115,623	882,880
LendingClub Receivables Trust, Series 2019-7, Class R1, 0.000%, 1/15/2027 (a)	8,702,377	1,115,791
LendingClub Receivables Trust, Series 2019-7, Class R2, 0.000%, 1/15/2027 (a)	1,779,730	228,191
LendingClub Receivables Trust, Series 2019-1, Class CERT, 0.000%, 7/17/2045 (a)	932,340	1,302,514
Lendingpoint Asset Securitization Trust, Series 2022-A, Class E, 7.020%, 6/15/2029 (a)	3,320,000	697,396
Lendingpoint Asset Securitization Trust, Series 2022-B, Class C, 8.450%, 10/15/2029 (a)	1,500,000	1,121,370
LendingPoint Asset Securitization Trust, Series 2021-B, Class C, 3.210%, 2/15/2029 (a)	1,868,821	1,847,314
LendingPoint Pass-Through Trust, Series 2022-ST3, Class CERT, 0.000%, 5/15/2028 (a)	1,576,000	60,727
LL ABS Trust, Series 2022-2A, Class C, 8.400%, 5/15/2030 (a)	600,000	614,275
LP LMS Asset Securitization Trust, Series 2023-1A, Class B, 7.484%, 10/17/2033 (a)	800,000	773,913

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Asset-Backed Securities – (continued)
Consumer – (continued)
Marlette Funding Trust, Series 2023-2A, Class D, 7.920%, 6/15/2033 (a)	$3,350,000	$3,439,314
Marlette Funding Trust, Series 2023-3A, Class B, 6.710%, 9/15/2033 (a)	3,000,000	3,047,376
Momnt Technologies Trust, Series 2023-1A, Class A, 6.920%, 3/20/2045 (a)	500,000	506,820
Momnt Technologies Trust, Series 2023-1A, Class B, 8.290%, 3/20/2045 (a)	400,000	403,970
Momnt Technologies Trust, Series 2023-1A, Class C, 11.240%, 3/20/2045 (a)	900,000	881,876
Oportun Financial Corp., Series 2022-3, Class C, 10.147%, 1/8/2030 (a)	2,100,000	2,152,204
Pagaya AI Debt Selection Trust, Series 2020-3, Class C, 6.430%, 5/17/2027 (a)	284,720	284,819
Pagaya AI Debt Selection Trust, Series 2021-1, Class C, 4.090%, 11/15/2027 (a)(c)	8,596,456	7,874,113
Pagaya AI Debt Selection Trust, Series 2021-3, Class C, 3.270%, 5/15/2029 (a)	3,299,820	2,892,494
Pagaya AI Debt Selection Trust, Series 2021-5, Class C, 3.930%, 8/15/2029 (a)	2,399,717	2,173,400
Pagaya AI Debt Selection Trust, Series 2022-1, Class B, 3.344%, 10/15/2029 (a)(c)	6,999,074	6,790,817
Pagaya AI Debt Selection Trust, Series 2022-1, Class C, 4.888%, 10/15/2029 (a)	6,299,167	5,430,808
Pagaya AI Debt Selection Trust, Series 2022-3, Class B, 8.050%, 3/15/2030 (a)	1,199,884	1,213,525
Pagaya AI Debt Selection Trust, Series 2022-5, Class B, 10.310%, 6/17/2030 (a)	1,399,948	1,446,743
Pagaya AI Debt Selection Trust, Series 2023-1, Class B, 9.435%, 7/15/2030 (a)	1,399,805	1,433,790
Pagaya AI Debt Selection Trust, Series 2023-3, Class B, 9.570%, 12/16/2030 (a)	1,199,761	1,233,570
Pagaya AI Debt Selection Trust, Series 2023-5, Class B, 7.625%, 4/15/2031 (a)	3,999,966	4,052,802
Pagaya AI Debt Selection Trust, Series 2023-5, Class C, 9.099%, 4/15/2031 (a)	749,994	766,518
Pagaya AI Debt Selection Trust, Series 2024-1, Class B, 7.109%, 7/15/2031 (a)	1,000,000	1,010,000
Pagaya AI Debt Selection Trust, Series 2024-1, Class C, 8.344%, 7/15/2031 (a)	3,275,000	3,322,068
Prosper Marketplace Issuance Trust, Series 2023-1A, Class B, 7.480%, 7/16/2029 (a)	930,000	949,942
Prosper Marketplace Issuance Trust, Series 2023-1A, Class C, 8.290%, 7/16/2029 (a)	1,400,000	1,440,554
Prosper Marketplace Issuance Trust, Series 2023-1A, Class D, 11.240%, 7/16/2029 (a)	350,000	357,319
Purchasing Power Funding, Series 2021-A, Class D, 4.370%, 10/15/2025 (a)	2,200,968	2,191,326
Reach Financial LLC, Series 2023-1A, Class C, 8.450%, 2/18/2031 (a)	600,000	607,881
Republic Finance Issuance Trust, Series 2020-A, Class D, 7.000%, 11/20/2030 (a)	1,150,000	1,101,219
Republic Finance Issuance Trust, Series 2021-A, Class D, 5.230%, 12/22/2031 (a)	1,840,000	1,682,919
Theorem Funding Trust, Series 2022-2A, Class B, 9.270%, 12/15/2028 (a)	4,200,000	4,369,638
Upgrade Master Pass-Thru Trust, Series 2021-PT2, Class A, 13.886%, 5/15/2027 (a)(d)	2,801,649	2,309,083
Upstart Pass-Through Trust, Series 2020-ST4, Class CERT, 0.000%, 11/20/2026 (a)	8,452,371	719,952
Upstart Pass-Through Trust, Series 2021-ST3, Class CERT, 0.000%, 5/20/2027 (a)	11,400,000	1,348,415
Upstart Pass-Through Trust, Series 2021-ST4, Class CERT, 0.000%, 7/20/2027 (a)	1,475,000	234,109
Upstart Pass-Through Trust, Series 2021-ST6, Class CERT, 0.000%, 8/20/2027 (a)	5,450,000	1,155,257
Upstart Pass-Through Trust, Series 2021-ST7, Class CERT, 0.000%, 9/20/2029 (a)	1,500,000	649,318
Upstart Pass-Through Trust, Series 2021-ST8, Class CERT, 0.000%, 10/20/2029 (a)	2,370,000	780,000
Upstart Pass-Through Trust, Series 2021-ST9, Class CERT, 0.000%, 11/20/2029 (a)	1,629,000	467,633
Upstart Pass-Through Trust, Series 2022-ST1, Class CERT, 0.000%, 3/20/2030 (a)	2,400,000	652,422
Upstart Pass-Through Trust, Series 2022-ST2, Class CERT, 0.000%, 4/20/2030 (a)	1,500,000	254,399
Upstart Securitization Trust, Series 2019-1, Class CERT, 0.000%, 4/20/2026 (a)	20,143	282,945
Upstart Securitization Trust, Series 2019-3, Class CERT, 0.000%, 1/21/2030 (a)(e)	25,442	2,347,458
Upstart Securitization Trust, Series 2021-1, Class C, 4.060%, 3/20/2031 (a)	6,122,685	6,004,793
Upstart Securitization Trust, Series 2021-2, Class C, 3.610%, 6/20/2031 (a)	5,500,000	5,291,193
Upstart Securitization Trust, Series 2021-3, Class C, 3.280%, 7/20/2031 (a)(c)	16,300,000	15,246,987
Upstart Securitization Trust, Series 2021-4, Class C, 3.190%, 9/20/2031 (a)	5,250,000	4,826,609
Upstart Securitization Trust, Series 2021-5, Class C, 4.150%, 11/20/2031 (a)(c)	9,100,000	8,318,019
Upstart Securitization Trust, Series 2022-1, Class C, 5.710%, 3/20/2032 (a)	1,800,000	1,035,617
Upstart Securitization Trust, Series 2022-2, Class C, 8.430%, 5/20/2032 (a)	1,500,000	1,321,058
Upstart Securitization Trust, Series 2023-1, Class C, 11.100%, 2/20/2033 (a)	3,600,000	3,641,317

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Asset-Backed Securities – (continued)
Consumer – (continued)
Upstart Securitization Trust, Series 2023-2, Class B, 7.920%, 6/20/2033 (a)	$4,350,000	$4,450,302
Upstart Securitization Trust, Series 2023-3, Class B, 8.250%, 10/20/2033 (a)	3,800,000	3,849,221

		161,369,758

Credit Card – 0.35%
Avant Credit Card Master Trust, Series 2021-1A, Class C, 2.160%, 4/15/2027 (a)	2,500,000	2,403,403
Continental Credit Card ABS LLC, Series 2019-1A, Class B, 4.950%, 8/15/2026 (a)	1,878,342	1,894,789
Continental Finance Credit Card ABS Master Trust, Series 2020-1A, Class A, 2.240%, 12/15/2028 (a)	1,500,000	1,497,483
Continental Finance Credit Card ABS Master Trust, Series 2020-1A, Class B, 3.660%, 12/15/2028 (a)	2,300,000	2,172,329
Continental Finance Credit Card ABS Master Trust, Series 2020-1A, Class C, 5.750%, 12/15/2028 (a)	1,700,000	1,520,419

		9,488,423

Property Assessed Clean Energy – 0.11%
Goodgreen Trust, Series 2017-2A, Class A, 3.260%, 10/15/2053 (a)	3,493,844	3,125,778

Solar – 0.15%
Goodleap Sustainable Home Solutions Trust, Series 2023-2GS, Class B, 7.800%, 5/20/2055 (a)	900,000	903,036
Helios Issuer LLC, Series 2021-B, Class A, 1.620%, 7/20/2048 (a)	2,234,709	1,913,443
Mosaic Solar Loan Trust, Series 2019-1A, Class B, 0.000%, 12/21/2043 (a)(f)	671,487	536,501
Mosaic Solar Loan Trust, Series 2021-2A, Class B, 2.090%, 4/22/2047 (a)	909,819	701,595

		4,054,575

Structured Settlement – 0.02%
Stone Street Receivables Funding LLC, Series 2015-1A, Class C, 5.600%, 12/15/2054 (a)	580,759	506,806

Whole Business – 0.07%
Fat Brands Fazoli’s Native LLC, Series 2021-1, Class A2, 7.000%, 7/25/2051 (a)	1,980,000	1,838,028

TOTAL ASSET-BACKED SECURITIES (Cost – $412,528,963)		$362,997,252

Collateralized Debt Obligations – 0.11%
Anchorage Credit Funding Ltd., Series 2020-11A, Class E, 7.050%, 4/25/2038 (a)	3,500,000	3,059,868

TOTAL COLLATERALIZED DEBT OBLIGATIONS (Cost – $3,416,488)		$3,059,868

Collateralized Loan Obligations – 7.00%
ABPCI Direct Lending Fund CLO LLC, Series 2022-11A, Class A1, 7.870% (TSFR3M + 2.550%), 10/27/2034 (a)(b)	1,000,000	1,000,704
AGL CLO Ltd., Series 2023-24A, Class B, 7.975% (TSFR3M + 2.650%), 7/25/2036 (a)(b)	1,000,000	1,008,446
Allegro CLO Ltd., Series 2014-1RX, Class SUB, 0.000%, 10/21/2028 (d)(g)	4,000,000	40,000
AMMC CLO Ltd., Series 2024-30A, Class B, 2.350% (TSFR3M + 2.350%), 1/15/2037 (a)(b)(h)	2,000,000	2,000,000
AMMC CLO Ltd., Series 2024-30A, Class D, 4.500% (TSFR3M + 4.500%), 1/15/2037 (a)(b)(h)	2,000,000	2,000,000

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Collateralized Loan Obligations – (continued)
Anchorage Capital CLO Ltd., Series 2024-28A, Class B, 0.000% (TSFR3M + 2.250%), 4/20/2037 (a)(b)(h)	$5,000,000	$5,000,000
Antares CLO Ltd., Series 2019-2A, Class A1R, 0.000% (TSFR3M + 1.950%), 1/23/2036 (a)(b)(h)	9,000,000	9,000,000
Apidos CLO Ltd., Series 2023-43A, Class D, 10.325% (TSFR3M + 5.000%), 4/25/2035 (a)(b)	3,800,000	3,821,888
Ares CLO Ltd., Series 2020-58A, Class BR, 7.164% (TSFR3M + 1.850%), 1/15/2035 (a)(b)	5,000,000	4,997,090
Ares CLO Ltd., Series 2024-69A, Class B, 0.000% (TSFR3M + 2.000%), 4/15/2036 (a)(b)	4,500,000	4,500,000
AUF Funding LLC, Series 2022-1A, Class A1LN, 7.818% (TSFR3M + 2.500%), 1/20/2031 (a)(b)	3,808,446	3,815,877
Bain Capital Credit CLO Ltd., Series 2023-3A, Class B, 8.019% (TSFR3M + 2.700%), 7/24/2036 (a)(b)	2,620,000	2,643,077
Barings Middle Market CLO Ltd., Series 2018-II, Class COM, 0.000%, 1/15/2031 (d)	1,500,000	1,379,211
Barings Middle Market CLO Ltd., Series 2023-IIA, Class A2, 8.533% (TSFR3M + 3.200%), 1/20/2032 (a)(b)	5,000,000	5,008,250
BCC Middle Market CLO LLC, Series 2018-1A, Class A2, 7.729% (TSFR3M + 2.412%), 10/20/2030 (a)(b)	1,000,000	999,633
BCC Middle Market CLO LLC, Series 2023-2A, Class A1, 7.890% (TSFR3M + 2.500%), 10/21/2035 (a)(b)	10,000,000	10,024,880
Blackrock MT Hood CLO LLC, Series 2023-1A, Class VDN, 0.000%, 4/20/2035 (a)(d)	2,000,000	1,060,000
Capital Four CLO Ltd., Series 2022-1A, Class BR, 8.004% (TSFR3M + 2.650%), 1/20/2037 (a)(b)	8,500,000	8,569,232
Carbone CLO Ltd., Series 2017-1A, Class A1, 6.719% (TSFR3M + 1.402%), 1/20/2031 (a)(b)	1,376,006	1,376,241
Carlyle Global Market Strategies, Series 2022-1A, Class B, 7.214% (TSFR3M + 1.900%), 4/15/2035 (a)(b)	1,825,000	1,834,585
CBAM Ltd., Series 2018-6A, Class B1R, 7.676% (TSFR3M + 2.362%), 1/15/2031 (a)(b)	5,000,000	5,009,930
CIFC Funding Ltd., Series 2021-6A, Class B, 7.226% (TSFR3M + 1.912%), 10/15/2034 (a)(b)	1,000,000	1,001,012
East West Investment Management CLO Ltd., Series 2019-FAL, Class D, 10.289% (TSFR3M + 4.972%), 1/20/2033 (a)(b)	5,000,000	4,899,735
Eaton Vance CLO Ltd., Series 2019-1A, Class SUB, 0.000%, 4/15/2031 (a)(d)	5,000,000	2,450,000
Elmwood CLO Ltd., Series 2019-1A, Class DR, 9.979% (TSFR3M + 4.662%), 10/20/2033 (a)(b)	3,000,000	3,009,990
Fortress Credit Opportunities, Series 2023-21A, Class AT, 7.968% (TSFR3M + 2.650%), 1/21/2035 (a)(b)	8,750,000	8,782,594
Golub Capital Partners CLO Ltd., Series 2013-17A, Class A1R, 7.236% (TSFR3M + 1.912%), 10/25/2030 (a)(b)	642,714	644,122
Golub Capital Partners CLO Ltd., Series 2017-34A, Class B1R, 8.254% (TSFR3M + 2.862%), 3/14/2031 (a)(b)	1,550,000	1,550,001
Highbridge Loan Management Ltd., Series 2013-2A, Class A2R, 7.204% (TSFR3M + 1.887%), 10/20/2029 (a)(b)	1,975,000	1,978,330
ICG US CLO Ltd., Series 2021-1A, Class E, 11.908% (TSFR3M + 6.592%), 4/17/2034 (a)(b)	2,000,000	1,743,786
Madison Park Funding Ltd., Series 2018-30A, Class A, 6.326% (TSFR3M + 1.012%), 4/15/2029 (a)(b)	3,658,376	3,658,307
Madison Park Funding Ltd., Series 2014-13A, Class BR2, 7.071% (TSFR3M + 1.762%), 4/19/2030 (a)(b)	4,200,000	4,194,049
Madison Park Funding Ltd., Series 2022-62A, Class AR, 7.167% (TSFR3M + 1.850%), 7/17/2036 (a)(b)	10,000,000	10,069,180
Madison Park Funding Ltd., Series 2023-61A, Class A, 7.037% (TSFR3M + 1.730%), 1/20/2037 (a)(b)	10,000,000	10,028,840
Magnetite Ltd., Series 2015-14RA, Class B, 7.160% (TSFR3M + 1.862%), 10/18/2031 (a)(b)	7,710,000	7,710,077

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Collateralized Loan Obligations – (continued)
Magnetite Xxix Ltd., Series 2021-29A, Class B, 6.976% (TSFR3M + 1.662%), 1/15/2034 (a)(b)	$1,750,000	$1,737,202
MCF CLO LLC, Series 2017-3A, Class ER, 14.729% (TSFR3M + 9.412%), 7/20/2033 (a)(b)	3,000,000	2,999,763
Monroe Capital MML CLO Ltd., Series 2018-2A, Class E, 12.883% (TSFR3M + 7.512%), 11/22/2030 (a)(b)	1,080,000	1,030,011
Monroe Capital MML CLO Ltd., Series 2019-2A, Class D, 10.579% (TSFR3M + 5.262%), 10/22/2031 (a)(b)	700,000	693,951
Monroe Capital MML CLO Ltd., Series 2021-1A, Class E, 14.169% (TSFR3M + 8.802%), 5/20/2033 (a)(b)	3,000,000	2,970,309
Monroe Capital MML CLO Ltd., Series 2019-1A, Class ER, 13.993% (TSFR3M + 8.622%), 11/22/2033 (a)(b)	40,000	39,210
Palmer Square CLO Ltd., Series 2022-5A, Class A, 7.318% (TSFR3M + 2.000%), 10/20/2035 (a)(b)	6,000,000	6,025,200
Rad CLO Ltd., Series 2024-23A, Class B1, 0.000% (TSFR3M + 2.050%), 4/20/2037 (a)(b)(h)	5,000,000	5,000,000
Regatta Funding Ltd., Series 2018-3A, Class B, 7.436% (TSFR3M + 2.112%), 10/25/2031 (a)(b)	1,650,000	1,656,164
Steele Creek CLO Ltd., Series 2016-1A, Class CR, 7.546% (TSFR3M + 2.162%), 6/15/2031 (a)(b)(i)	14,750,000	14,594,505
Strata CLO Ltd., Series 2021-1A, Class SUB, 0.000%, 10/20/2033 (a)(d)	3,000,000	1,530,000
TCI-Flatiron CLO Ltd., Series 2017-1A, Class AR, 6.591% (TSFR3M + 1.222%), 11/18/2030 (a)(b)	955,464	956,239
THL Credit Wind River CLO Ltd., Series 2019-3A, Class E2R, 12.326% (TSFR3M + 7.012%), 7/15/2031 (a)(b)	1,500,000	1,358,523
Trinitas CLO Ltd., Series 2023-22A, Class B1, 8.218% (TSFR3M + 2.900%), 7/20/2036 (a)(b)	5,300,000	5,351,760
Voya CLO Ltd., Series 2014-2A, Class A2RB, 7.128% (TSFR3M + 1.812%), 4/17/2030 (a)(b)	6,040,000	6,048,003
Wellfleet CLO Ltd., Series 2015-1A, Class SUB, 0.000%, 7/20/2029 (a)(d)	4,900,000	245,000

TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost – $194,217,161)		$189,044,907

Commercial Mortgage-Backed Securities – 2.35%
BX Trust, Series 2024-BIO, Class C, 7.940% (TSFR1M + 2.640%), 2/15/2041 (a)(b)(h)	4,800,000	4,799,971
BX Trust, Series 2024-BIO, Class D, 8.939% (TSFR1M + 3.639%), 2/15/2041 (a)(b)(h)	3,300,000	3,299,980
GS Mortgage Securities Corp. Trust, Series 2018-TWR, Class G, 9.556% (TSFR1M + 4.222%), 7/15/2031 (a)(b)	500,000	38,948
Harvest SBA Loan Trust, Series 2018-1, Class A, 7.720% (TSFR1M + 2.364%), 8/25/2044 (a)(b)	397,292	394,097
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-PTC, Class A, 6.831% (TSFR1M + 1.497%), 4/15/2031 (a)(b)(i)	3,500,000	2,275,469
Med Trust, Series 2021-MDLN, Class G, 10.697% (TSFR1M + 5.364%), 11/15/2038 (a)(b)	2,144,707	2,041,336
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class G, 4.305%, 2/15/2046 (a)(d)	1,000,000	26,931
Newtek Small Business Loan Trust, Series 2018-1, Class B, 9.250% (PRIME + 0.750%), 2/25/2044 (a)(b)	697,274	699,508
Sutherland Commercial Mortgage Loans, Series 2017-SBC6, Class B, 5.031%, 5/25/2037 (a)(d)	1,309,684	1,296,793
X-Caliber Funding LLC, 7.000%, 10/1/2022 (a)	3,621,300	3,283,099

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Commercial Mortgage-Backed Securities – (continued)
X-Caliber Funding LLC, 8.105% (TSFR1M + 2.750%), 3/1/2024 (a)(b)	$3,990,418	$3,972,346
X-Caliber Funding LLC, 12.090% (TSFR1M + 7.750%), 3/1/2024 (a)(b)	748,203	726,466
X-Caliber Funding LLC, 5.000%, 9/1/2024 (a)	300,000	286,052
X-Caliber Funding LLC, 11.000%, 9/1/2024 (a)	4,000,000	3,846,508
X-Caliber Funding LLC, 11.967% (1 Month LIBOR USD + 6.500%), 11/1/2024 (a)(b)	1,628,000	1,624,672
X-Caliber Funding LLC, Series 2021-7, Class B2, 0.000%, 1/6/2026 (a)	1,788,000	1,845,304
X-Caliber Funding LLC, Series 2021-CT6, Class B2, 0.000%, 1/6/2026 (a)	2,180,000	2,218,617
X-Caliber Funding LLC, Series 2021-7, Class A, 8.467% (1 Month LIBOR USD + 3.000%), 1/6/2026 (a)(b)	3,950,000	3,878,809
X-Caliber Funding LLC, Series 2021-CT6, Class B1, 11.467% (1 Month LIBOR USD + 6.000%), 1/6/2026 (a)(b)	9,375,000	8,966,213
X-Caliber Mortgage Trust, Series 2020-5, Class A, 8.723% (TSFR1M + 3.370%), 10/15/2023 (a)(b)	1,124,144	1,125,664
X-Caliber Mortgage Trust, Series 2020-5, Class B1, 13.723% (TSFR1M + 8.370%), 10/15/2023 (a)(b)	2,623,002	2,617,706
X-Caliber Mortgage Trust, Series 2019-1, Class B1, 21.107% (TSFR1M + 15.754%), 11/6/2023 (a)(b)	5,129,931	4,627,136
X-Caliber Mortgage Trust, Series 2020-1, Class B1, 12.967% (TSFR1M + 7.614%), 2/6/2024 (a)(b)	515,875	513,797
X-Caliber Mortgage Trust, Series 2021-9, Class B1, 13.473% (TSFR1M + 8.120%), 3/1/2024 (a)(b)	1,215,000	189,272
X-Caliber Mortgage Trust, Series 2020-2, Class B1, 12.967% (1 Month LIBOR USD + 7.500%), 3/15/2024 (a)(b)	6,765,846	6,743,285
X-Caliber Mortgage Trust, Series 2021-10, Class B1, 13.473% (TSFR1M + 8.120%), 6/6/2024 (a)(b)	2,000,000	1,977,536

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost – $68,447,030)		$63,315,515

Commercial Mortgage-Backed Securities – U.S. Government Agency — 0.73%
Federal Home Loan Mortgage Corp., Series 2017-KF35, Class B, 8.209% (SOFR30A + 2.864%), 8/25/2024 (a)(b)	2,063,287	2,052,890
Federal Home Loan Mortgage Corp., Series 2017-KF41, Class B, 7.959% (SOFR30A + 2.614%), 11/25/2024 (a)(b)	600,479	584,739
Federal Home Loan Mortgage Corp., Series 2019-KF58, Class B, 7.609% (SOFR30A + 2.264%), 1/25/2026 (a)(b)	1,182,007	1,156,327
Federal Home Loan Mortgage Corp., Series 2019-KF64, Class B, 7.759% (SOFR30A + 2.414%), 6/25/2026 (a)(b)	2,487,563	2,386,593
Federal Home Loan Mortgage Corp., Series K-157, Class A2, 4.200%, 5/25/2033	1,500,000	1,469,988
Federal Home Loan Mortgage Corp., Series K-158, Class A2, 4.050%, 7/25/2033	1,000,000	963,790
Federal National Mortgage Association, Series 2019-01, Class B10, 10.959% (SOFR30A + 5.614%), 10/25/2049 (a)(b)	1,500,000	1,435,720
Federal National Mortgage Association, Series 2019-01, Class CE, 14.209% (SOFR30A + 8.864%), 10/25/2049 (a)(b)	2,000,000	1,982,414
Federal National Mortgage Association, Series 2020-01, Class CE, 12.959% (SOFR30A + 7.614%), 3/25/2050 (a)(b)	8,000,000	7,802,336

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES – U.S. GOVERNMENT AGENCY (Cost – $20,249,276)		$19,834,797

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2024

	Shares	Value
Common Stocks – 0.48%
Real Estate Investment Trust – 0.48%
Annaly Capital Management, Inc.	84,833	$1,627,945
Ellington Financial, Inc.	103,500	1,263,735
PennyMac Mortgage Investment Trust	81,182	1,164,150
Redwood Trust, Inc.	929,117	6,234,375
Rithm Capital Corp.	258,870	2,769,909

TOTAL COMMON STOCKS (Cost – $20,753,415)		$13,060,114

Corporate Obligations – 4.33%	Principal Amount
Basic Materials – 0.22%
CVR Partners LP / CVR Nitrogen Finance Corp., 6.125%, 6/15/2028 (a)	$1,700,000	1,604,027
Mercer International, Inc., 5.500%, 1/15/2026	650,000	627,784
Mercer International, Inc., 5.125%, 2/1/2029	1,400,000	1,203,351
NOVA Chemicals Corp., 8.500%, 11/15/2028 (a)	200,000	209,738
Taseko Mines Ltd., 7.000%, 2/15/2026 (a)	2,300,000	2,261,820

		5,906,720

Communications – 0.31%
Consolidated Communications, Inc., 6.500%, 10/1/2028 (a)	2,400,000	2,070,000
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.875%, 8/15/2027 (a)	1,900,000	1,812,222
EquipmentShare.com, Inc., 9.000%, 5/15/2028 (a)	500,000	509,850
Gray Television, Inc., 5.375%, 11/15/2031 (a)	3,900,000	3,070,285
Townsquare Media, Inc., 6.875%, 2/1/2026 (a)	1,000,000	985,505

		8,447,862

Consumer, Cyclical – 0.35%
American Axle & Manufacturing, Inc., 5.000%, 10/1/2029	1,700,000	1,497,864
FirstCash, Inc., 4.625%, 9/1/2028 (a)	1,500,000	1,402,297
Goodyear Tire & Rubber Co., 5.000%, 7/15/2029	1,500,000	1,404,343
Hawaiian Brand Intellectual Property Ltd., 5.750%, 1/20/2026 (a)	1,300,000	1,216,767
NCL Corp Ltd., 8.375%, 2/1/2028 (a)	300,000	315,451
STL Holding Co. LLC, 8.750%, 2/15/2029 (a)	450,000	450,000
White Cap Buyer LLC, 6.875%, 10/15/2028 (a)	3,100,000	3,025,088

		9,311,810

Consumer, Non-cyclical – 0.19%
B&G Foods, Inc., 8.000%, 9/15/2028 (a)	200,000	208,692
Medline Borrower LP, 5.250%, 10/1/2029 (a)	900,000	838,069
NESCO Holdings, Inc., 5.500%, 4/15/2029 (a)	1,700,000	1,599,242
Upbound Group, Inc., 6.375%, 2/15/2029 (a)	2,100,000	2,003,841
US Foods, Inc., 7.250%, 1/15/2032 (a)	200,000	209,750
VT Topco, Inc., 8.500%, 8/15/2030 (a)	200,000	207,413

		5,067,007

Diversified – 0.02%
Stena International SA, 7.250%, 1/15/2031 (a)	625,000	626,556

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Corporate Obligations – (continued)
Energy – 0.18%
Antero Midstream Partners LP / Antero Midstream Finance Corp., 6.625%, 2/1/2032 (a)	$100,000	$99,418
Calumet Specialty Products Partners LP / Calumet Finance Corp., 9.750%, 7/15/2028 (a)	200,000	200,162
CITGO Petroleum Corp., 7.000%, 6/15/2025 (a)	100,000	100,052
Enviva Partners LP / Enviva Partners Finance Corp., 6.500%, 1/15/2026 (a)(j)	100,000	37,550
Genesis Energy LP / Genesis Energy Finance Corp., 8.250%, 1/15/2029	275,000	282,916
Greenfire Resources Ltd., 12.000%, 10/1/2028 (a)	250,000	259,269
Helix Energy Solutions Group, Inc., 9.750%, 3/1/2029 (a)	250,000	262,492
New Fortress Energy, Inc., 6.500%, 9/30/2026 (a)	200,000	193,841
Shelf Drilling Holdings Ltd., 9.625%, 4/15/2029 (a)	1,000,000	971,673
SunCoke Energy, Inc., 4.875%, 6/30/2029 (a)	2,550,000	2,305,499
Venture Global LNG, Inc., 8.375%, 6/1/2031 (a)	250,000	253,912

		4,966,784

Financial – 2.87%
Arbor Realty Trust, Inc., 4.500%, 3/15/2027 (a)	5,000,000	4,447,767
B. Riley Financial, Inc., 6.375%, 2/28/2025 (k)	7,000,000	6,022,800
Banc of California, Inc., 5.250%, 4/15/2025	3,650,000	3,561,905
Brookline Bancorp, Inc., 6.000% (3 Month LIBOR USD + 3.315%), 9/15/2029 (b)	1,000,000	933,658
Columbia Banking System, Inc., 10.901% (TSFR3M + 5.522%), 12/10/2025 (a)(b)	2,500,000	2,451,800
Customers Bank, 6.125% (3 Month LIBOR USD + 3.443%), 6/26/2029 (a)(b)	1,000,000	957,439
First Bancshares, Inc., 6.400% (TSFR3M + 3.652%), 5/1/2033 (b)	1,000,000	898,491
Freedom Mortgage Corp., 7.625%, 5/1/2026 (a)	1,900,000	1,893,695
Freedom Mortgage Holdings LLC, 9.250%, 2/1/2029 (a)(h)	100,000	101,589
Georgia Banking Co., Inc., 4.125% (TSFR3M + 3.400%), 6/15/2031 (a)(b)	4,000,000	3,446,512
GGAM Finance Ltd., 8.000%, 2/15/2027 (a)	400,000	412,592
Golden Mountain Financial Corp., 5.750%, 2/18/2025 (j)(l)	13,500,000	772,200
Goldman Sachs Group, Inc., 6.484% (SOFR + 1.770%), 10/24/2029 (b)	2,000,000	2,123,028
Hanmi Financial Corp., 3.750% (TSFR3M + 3.100%), 9/1/2031 (b)	3,300,000	2,854,270
HAT Holdings I LLC / HAT Holdings II LLC, 6.000%, 4/15/2025 (a)	200,000	198,487
Jacksonville Bancorp, Inc., 9.396% (TSFR3M + 4.012%), 9/15/2038 (a)(b)	1,200,000	1,162,915
JP Morgan Chase & Co., 6.087% (SOFR + 1.570%), 10/23/2029 (b)	2,000,000	2,099,789
Kingstone Cos, Inc., 12.000%, 12/30/2024 (a)	1,852,000	1,759,400
LD Holdings Group LLC, 6.125%, 4/1/2028 (a)	500,000	407,018
Luther Burbank Corp., 6.500%, 9/30/2024 (a)	3,300,000	3,253,454
Macquarie Airfinance Holdings Ltd., 8.125%, 3/30/2029 (a)	200,000	208,140
Midland States Bancorp, Inc., 5.000% (TSFR3M + 3.610%), 9/30/2029 (b)	750,000	675,812
Morgan Stanley Bank, 5.882%, 10/30/2026	2,000,000	2,056,604
Nationstar Mortgage Holdings, Inc., 5.500%, 8/15/2028 (a)	2,500,000	2,375,067
NMI Holdings, Inc., 7.375%, 6/1/2025 (a)	1,900,000	1,920,596
Northern Bancorp, Inc., 4.750% (TSFR3M + 3.275%), 12/30/2029 (a)(b)	1,000,000	907,249
OneMain Finance Corp., 4.000%, 9/15/2030	800,000	678,261
PennyMac Financial Services, Inc., 4.250%, 2/15/2029 (a)	900,000	816,768
PennyMac Financial Services, Inc., 5.750%, 9/15/2031 (a)	900,000	831,477
PHH Mortgage Corp., 7.875%, 3/15/2026 (a)	2,500,000	2,308,488
PRA Group, Inc., 5.000%, 10/1/2029 (a)	2,600,000	2,099,799
Preferred Bank, 3.375% (TSFR3M + 2.780%), 6/15/2031 (b)	1,500,000	1,114,205
Preferred Pass-Through Trust, 6.863%, 12/29/2049 (a)(m)	1,000,000	775,000
Ready Capital Corp., 6.200%, 7/30/2026 (k)	8,000,000	7,612,800

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Corporate Obligations – (continued)
Financial – (continued)
StoneX Group, Inc., 8.625%, 6/15/2025 (a)	$2,700,000	$2,730,604
TIAA FSB Holdings, Inc., 7.562%, 1/7/2035 (d)	5,000,000	3,450,000
Trinitas Capital Management LLC, 6.000%, 7/30/2026 (a)	2,000,000	1,857,500
Trinity Capital, Inc., 7.000%, 1/16/2025 (k)	2,500,000	2,511,000
United Wholesale Mortgage LLC, 5.500%, 4/15/2029 (a)	2,800,000	2,647,259

		77,335,438

Industrial – 0.18%
Brundage-Bone Concrete Pumping Holdings, Inc., 6.000%, 2/1/2026 (a)	1,400,000	1,381,653
Clearwater Paper Corp., 4.750%, 8/15/2028 (a)	1,400,000	1,310,473
Covanta Holding Corp., 4.875%, 12/1/2029 (a)	200,000	174,050
Owens-Brockway Glass Container, Inc., 7.250%, 5/15/2031 (a)	225,000	228,094
Seaspan Corp., 5.500%, 8/1/2029 (a)	1,350,000	1,162,066
Smyrna Ready Mix Concrete LLC, 6.000%, 11/1/2028 (a)	200,000	195,344
Summit Materials LLC / Summit Materials Finance Corp., 7.250%, 1/15/2031 (a)	100,000	104,068
XPO, Inc., 7.125%, 6/1/2031 (a)	250,000	255,824

		4,811,572

Utilities – 0.01%
Pike Corp., 8.625%, 1/31/2031 (a)	225,000	238,304
Vistra Operations Co. LLC, 7.750%, 10/15/2031 (a)	100,000	103,955

		342,259

TOTAL CORPORATE OBLIGATIONS (Cost – $138,824,369)		$116,816,008

Investment Companies – 4.38%	Shares
Affiliated Exchange Traded Funds – 0.44%
Angel Oak Income ETF	581,700	11,907,399

Affiliated Mutual Funds — 3.94%
Angel Oak Financials Income Impact Fund, Institutional Class	5,147,772	39,328,978
Angel Oak High Yield Opportunities Fund, Institutional Class	3,336,241	36,198,214
Angel Oak Total Return Bond Fund, Institutional Class	3,631,337	30,902,674

		106,429,866

TOTAL INVESTMENT COMPANIES (Cost – $134,727,658)		$118,337,265

Preferred Stocks – 0.29%
Real Estate Investment Trust – 0.29%
AGNC Investment Corp., 6.500% (3 Month LIBOR USD + 4.993%) (b)	66,529	1,615,989
Dynex Capital, Inc., 6.900% (3 Month LIBOR USD + 5.461%) (b)	173,425	4,108,438
MFA Financial, Inc., 6.500% (3 Month LIBOR USD + 5.345%) (b)	92,942	1,975,018

TOTAL PREFERRED STOCKS (Cost – $7,384,095)		$7,699,445

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Residential Mortgage-Backed Securities – 56.73%
A&D Mortgage LLC, Series 2023-NQM3, Class A3, 7.341%, 7/25/2068 (a)(c)(n)	$12,217,352	$12,473,636
A&D Mortgage LLC, Series 2023-NQM4, Class A1, 7.472%, 9/25/2068 (a)(n)	2,601,388	2,667,492
A&D Mortgage LLC, Series 2023-NQM4, Class A3, 8.100%, 9/25/2068 (a)(n)	1,637,911	1,678,865
A&D Mortgage LLC, Series 2023-NQM5, Class A3, 7.756%, 11/25/2068 (a)(n)	3,964,344	4,051,029
A&D Mortgage LLC, Series 2024-NQM1, Class B1, 8.604%, 2/25/2069 (a)(d)	7,000,000	7,022,554
Adjustable Rate Mortgage Trust, Series 2005-10, Class 3A12, 3.894%, 1/25/2036 (d)	10,716	3,020
Adjustable Rate Mortgage Trust, Series 2005-12, Class 2A1, 4.705%, 3/25/2036 (d)	1,433,048	1,068,471
Adjustable Rate Mortgage Trust, Series 2005-3, Class 7A1, 5.480%, 7/25/2035 (d)	279,186	251,988
Adjustable Rate Mortgage Trust, Series 2007-1, Class 3A22, 5.294%, 3/25/2037 (d)	279,166	239,453
Adjustable Rate Mortgage Trust, Series 2007-2, Class 1A1, 4.690%, 6/25/2037 (d)(i)	1,628,032	1,235,464
Adjustable Rate Mortgage Trust, Series 2007-2, Class 1A21, 4.690%, 6/25/2037 (d)	1,715,745	1,336,299
Agate Bay Mortgage Trust, Series 2015-4, Class B4, 3.499%, 6/25/2045 (a)(d)	2,018,000	1,548,972
American Home Mortgage Assets Trust, Series 2006-1, Class XC, 0.008%, 5/25/2046 (d)(e)	14,353,549	99,341
American Home Mortgage Assets Trust, Series 2006-6, Class XP, 0.046%, 12/25/2046 (d)(e)	55,279,086	423,825
American Home Mortgage Assets Trust, Series 2007-5, Class XP, 0.070%, 6/25/2047 (d)(e)	13,614,861	164,549
American Home Mortgage Investment Trust, Series 2005-2, Class 2A1, 8.590% (TSFR1M + 3.254%), 9/25/2045 (b)	379,250	278,370
American Home Mortgage Investment Trust, Series 2006-3, Class 22A1, 7.334% (TSFR6M + 2.178%), 12/25/2036 (b)(i)	3,526,978	2,924,429
American Home Mortgage Investment Trust, Series 2006-3, Class 3A2, 6.750%, 12/25/2036 (i)(n)	6,138,942	1,740,593
American Home Mortgage Investment Trust, Series 2007-2, Class 11A1, 5.910% (TSFR1M + 0.574%), 3/25/2047 (b)	3,650,230	1,472,273
AMSR Trust, Series 2023-SFR1, Class C, 4.000%, 4/17/2040 (a)	1,000,000	931,046
Arroyo Mortgage Trust, Series 2022-1, Class M1, 3.650%, 12/25/2056 (a)	2,000,000	1,370,464
Banc of America Funding Corp., Series 2007-A, Class 2A2, 5.871% (TSFR1M + 0.534%), 2/20/2047 (b)	756,155	662,295
Banc of America Funding Trust, Series 2007-8, Class 2A1, 7.000%, 10/25/2037 (i)	3,600,231	2,300,285
Bank of America Alternative Loan Trust, Series 2006-7, Class A4, 6.498%, 10/25/2036 (i)(n)	9,938,580	2,886,402
Bank of America Alternative Loan Trust, Series 2006-9, Class 30PO, 0.000%, 1/25/2037 (f)	134,416	77,007
Bank of America Funding Trust, Series 2007-2, Class 1A16, 6.000% (TSFR1M + 0.714%), 3/25/2037 (b)	2,223,369	1,568,087
Bank of America Funding Trust, Series 2007-A, Class 2A5, 5.911% (TSFR1M + 0.574%), 2/20/2047 (b)	930,376	783,055
Bank of America Funding Trust, Series 2007-B, Class A1, 5.871% (TSFR1M + 0.534%), 4/20/2047 (b)(i)	2,693,096	2,160,340
Bank of America Funding Trust, Series 2007-C, Class 7A4, 5.891% (TSFR1M + 0.554%), 5/20/2047 (b)(i)	1,894,688	1,721,436
Bank of America Funding Trust, Series 2014-R1, Class A2, 3.840% (1 Month LIBOR USD + 0.150%), 6/26/2037 (a)(b)(i)	3,915,620	3,370,025
Bayview Financial Mortgage Pass-Through Trust, Series 2005-D, Class APO, 0.000%, 12/28/2035 (f)	226,263	177,178
BCAP LLC Trust, Series 2010-RR7, Class 9A12, 5.492%, 5/26/2036 (a)(d)	790,248	696,402

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
BCAP LLC Trust, Series 2013-RR1, Class 6A2, 4.682%, 5/26/2036 (a)(d)	$2,861,452	$1,874,889
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-6, Class 1A1, 4.952%, 8/25/2035 (d)	1,361,553	1,128,285
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-2, Class 3A1, 4.209%, 7/25/2036 (d)	391,562	333,595
Bear Stearns Asset Backed Securities Trust, Series 2005-AC5, Class 1A2, 5.500% (TSFR1M + 1.114%), 8/25/2035 (b)	1,194,748	740,133
Bear Stearns Asset Backed Securities Trust, Series 2007-SD3, Class A, 5.950% (TSFR1M + 0.614%), 5/25/2037 (b)	19,327	17,588
Bear Stearns Mortgage Funding Trust, Series 2006-AR1, Class 1A1, 5.870% (TSFR1M + 0.534%), 7/25/2036 (b)	436,257	373,220
Bellemeade Re Ltd., Series 2022-1, Class M1C, 9.045% (SOFR30A + 3.700%), 1/26/2032 (a)(b)	2,500,000	2,539,052
Bellemeade Re Ltd., Series 2022-1, Class M2, 9.945% (SOFR30A + 4.600%), 1/26/2032 (a)(b)	3,750,000	3,759,499
Bellemeade Re Ltd., Series 2023-1, Class B1, 12.045% (SOFR30A + 6.700%), 10/25/2033 (a)(b)	538,000	538,659
Bellemeade Re Ltd., Series 2023-1, Class M1B, 9.595% (SOFR30A + 4.250%), 10/25/2033 (a)(b)	6,200,000	6,472,936
Boston Lending Trust, Series 2021-1, Class A, 2.000%, 7/25/2061 (a)(d)	3,895,373	3,398,050
BRAVO Residential Funding Trust, Series 2021-A, Class A1, 4.991%, 10/25/2059 (a)(n)	2,657,278	2,583,004
BRAVO Residential Funding Trust, Series 2021-NQM3, Class A2, 1.853%, 4/25/2060 (a)(d)	2,255,910	2,026,119
Cascade MH Asset Trust, Series 2021-MH1, Class B3, 7.708%, 2/25/2046 (a)(d)	3,000,000	2,291,139
Chase Mortgage Finance Corp., Series 2021-CL1, Class B, 11.845% (SOFR30A + 6.500%), 2/25/2050 (a)(b)	2,159,000	1,919,811
Chase Mortgage Finance Corp., Series 2021-CL1, Class M3, 6.895% (SOFR30A + 1.550%), 2/25/2050 (a)(b)	2,241,648	2,013,505
Chase Mortgage Finance Corp., Series 2021-CL1, Class M4, 7.995% (SOFR30A + 2.650%), 2/25/2050 (a)(b)	2,318,986	2,069,470
Chase Mortgage Finance Corp., Series 2021-CL1, Class M5, 8.595% (SOFR30A + 3.250%), 2/25/2050 (a)(b)	927,480	805,690
Chase Mortgage Finance Trust, Series 2006-S2, Class 2A6, 6.000%, 10/25/2036	745,840	308,482
ChaseFlex Trust, Series 2005-2, Class 5A6, 5.000%, 6/25/2035	1,360,982	817,648
ChaseFlex Trust, Series 2007-1, Class 2A10, 5.950% (TSFR1M + 0.614%), 2/25/2037 (b)	2,321,341	637,262
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2005-4A, Class NIO, 0.414%, 4/25/2037 (a)(d)(e)	16,436,329	224,685
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2006-1A, Class A1, 5.600% (TSFR1M + 0.264%), 12/25/2046 (a)(b)(i)	2,743,020	2,352,622
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2006-2A, Class A1, 5.580% (TSFR1M + 0.244%), 4/25/2047 (a)(b)(i)	8,831,603	7,726,637
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2006-4A, Class A2, 5.630% (TSFR1M + 0.294%), 11/25/2047 (a)(b)(i)	3,282,869	2,447,336
CIM Trust, Series 2019-J1, Class B5, 3.943%, 8/25/2049 (a)(d)	613,000	355,643
CIM Trust, Series 2021-J1, Class B4, 2.659%, 3/25/2051 (a)(d)	1,315,699	611,601
CIM Trust, Series 2021-J1, Class B5, 2.659%, 3/25/2051 (a)(d)	810,000	251,533
CIM Trust, Series 2021-J1, Class B6, 2.659%, 3/25/2051 (a)(d)	1,413,945	348,915
CIM Trust, Series 2021-J2, Class B4, 2.673%, 4/25/2051 (a)(d)	1,574,077	725,020
CIM Trust, Series 2021-J2, Class B5, 2.673%, 4/25/2051 (a)(d)	718,000	230,018

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
CIM Trust, Series 2021-J2, Class B6, 2.673%, 4/25/2051 (a)(d)	$1,438,139	$358,028
CIM Trust, Series 2021-J3, Class B4, 2.616%, 6/25/2051 (a)(d)	1,281,000	497,567
CIM Trust, Series 2021-J3, Class B5, 2.616%, 6/25/2051 (a)(d)	481,000	138,921
CIM Trust, Series 2021-J3, Class B6, 2.616%, 6/25/2051 (a)(d)	800,773	181,218
Citicorp. Mortgage Securities, Inc., Series 2005-2, Class 1APO, 0.000%, 3/25/2035 (f)	34,847	23,220
Citigroup Mortgage Loan Trust, Series 2005-3, Class 2A2, 5.321%, 8/25/2035 (d)	253,850	234,960
Citigroup Mortgage Loan Trust, Series 2005-7, Class 2A2A, 5.786%, 9/25/2035 (d)	1,541,008	1,046,425
Citigroup Mortgage Loan Trust, Series 2006-4, Class 2A1A, 6.000%, 12/25/2035	333,923	316,877
Citigroup Mortgage Loan Trust, Series 2007-6, Class 1A2A, 4.054%, 3/25/2037 (d)	6,498,810	4,921,393
CitiMortgage Alternative Loan Trust, Series 2006-A4, Class 1A3, 6.000%, 9/25/2036 (i)	2,808,393	2,482,724
CitiMortgage Alternative Loan Trust, Series 2006-A6, Class 1APO, 0.000%, 11/25/2036 (f)	73,581	39,771
CitiMortgage Alternative Loan Trust, Series 2006-A7, Class 1A1, 6.000%, 12/25/2036 (d)(i)	1,822,886	1,457,291
CitiMortgage Alternative Loan Trust, Series 2006-A7, Class 1A9, 6.000% (TSFR1M + 0.764%), 12/25/2036 (b)(i)	3,502,370	2,785,708
CitiMortgage Alternative Loan Trust, Series 2007-A3, Class 1A2, 6.000% (TSFR1M + 0.714%), 3/25/2037 (b)(i)	2,213,328	1,722,906
CitiMortgage Alternative Loan Trust, Series 2007-A3, Class APO, 0.000%, 3/25/2037 (f)	112,737	54,992
CitiMortgage Alternative Loan Trust, Series 2007-A4, Class APO, 0.000%, 4/25/2037 (f)	101,554	52,672
CitiMortgage Alternative Loan Trust, Series 2007-A5, Class 1A3, 5.950% (TSFR1M + 0.614%), 5/25/2037 (b)(i)	3,510,005	2,726,411
COLT Funding LLC, Series 2021-3R, Class M1, 2.355%, 12/25/2064 (a)(d)	2,862,000	2,318,521
COLT Mortgage Loan Trust, Series 2020-2R, Class B1, 4.118%, 10/26/2065 (a)(d)	3,605,000	2,783,759
COLT Mortgage Loan Trust, Series 2022-2, Class B1, 3.953%, 2/25/2067 (a)(d)	1,750,000	1,340,778
COLT Mortgage Loan Trust, Series 2023-1, Class A1, 6.048%, 4/25/2068 (a)(n)	2,572,514	2,591,937
COLT Mortgage Loan Trust, Series 2024-1, Class A1, 5.835%, 2/25/2069 (a)(d)	3,200,000	3,199,960
COLT Mortgage Loan Trust, Series 2024-1, Class B1, 7.827%, 2/25/2069 (a)(d)	3,250,000	3,249,945
CountryWide Alternative Loan Trust Resecuritization, Series 2005-58R, Class A, 0.064%, 12/20/2035 (a)(d)(e)	38,243,944	2,555,040
CountryWide Alternative Loan Trust Resecuritization, Series 2005-59R, Class A, 2.210%, 12/20/2035 (a)(d)(e)	10,140,213	598
CountryWide Alternative Loan Trust, Series 2004-32CB, Class 2A2, 5.500% (TSFR1M + 0.514%), 2/25/2035 (b)	462,205	414,755
CountryWide Alternative Loan Trust, Series 2005-14, Class 2X, 0.049%, 5/25/2035 (d)(e)	13,350,272	80,248
CountryWide Alternative Loan Trust, Series 2005-16, Class X2, 0.000%, 6/25/2035 (d)(e)	15,927,234	159
CountryWide Alternative Loan Trust, Series 2005-24, Class 1AX, 0.005%, 7/20/2035 (d)(e)	7,259,472	5,561
CountryWide Alternative Loan Trust, Series 2005-27, Class 2X1, 0.000%, 8/25/2035 (d)(e)	19,888,651	199
CountryWide Alternative Loan Trust, Series 2005-38, Class X, 5.046%, 9/25/2035 (d)(e)	40,273,531	403
CountryWide Alternative Loan Trust, Series 2005-41, Class 2X2, 0.004%, 9/25/2035 (d)(e)	3,566,119	7,592
CountryWide Alternative Loan Trust, Series 2005-44, Class 1X, 0.024%, 10/25/2035 (d)(e)	18,225,222	40,515
CountryWide Alternative Loan Trust, Series 2005-51, Class 1X, 1.446%, 11/20/2035 (d)(e)	14,275,209	1,091,611
CountryWide Alternative Loan Trust, Series 2005-51, Class 3X2, 0.049%, 11/20/2035 (d)(e)	10,694,105	72,324

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
CountryWide Alternative Loan Trust, Series 2005-51, Class 4X, 0.028%, 11/20/2035 (d)(e)	$15,261,104	$64,371
CountryWide Alternative Loan Trust, Series 2005-56, Class 4X, 0.000%, 11/25/2035 (d)(e)	20,608,862	176,783
CountryWide Alternative Loan Trust, Series 2005-85CB, Class 2A5, 6.550% (TSFR1M + 1.214%), 2/25/2036 (b)	1,227,829	908,718
CountryWide Alternative Loan Trust, Series 2005-J11, Class 1A4, 5.500% (TSFR1M + 0.514%), 11/25/2035 (b)	2,652,794	1,309,459
CountryWide Alternative Loan Trust, Series 2005-J14, Class A8, 5.500%, 12/25/2035	1,477,502	952,538
CountryWide Alternative Loan Trust, Series 2005-J9, Class 1A6, 5.500%, 8/25/2035	586,189	335,257
CountryWide Alternative Loan Trust, Series 2006-27CB, Class A4, 6.000%, 11/25/2036	601,089	337,818
CountryWide Alternative Loan Trust, Series 2006-29T1, Class 2A13, 5.750% (TSFR1M + 0.414%), 10/25/2036 (b)	1,556,923	731,556
CountryWide Alternative Loan Trust, Series 2006-HY10, Class 1X, 0.476%, 5/25/2036 (d)(e)	2,470,147	45,703
CountryWide Alternative Loan Trust, Series 2006-OA1, Class 1X, 0.073%, 3/20/2046 (d)(e)	9,036,643	85,414
CountryWide Alternative Loan Trust, Series 2006-OA10, Class XAD, 0.000%, 8/25/2046 (e)(n)	21,180,813	35,584
CountryWide Alternative Loan Trust, Series 2006-OA10, Class XNB, 0.000%, 8/25/2046 (d)(e)	19,492,128	195
CountryWide Alternative Loan Trust, Series 2006-OA10, Class XPP, 0.000%, 8/25/2046 (d)(e)	12,145,269	121
CountryWide Alternative Loan Trust, Series 2006-OA3, Class X, 0.000%, 5/25/2036 (d)(e)	13,811,684	33,314
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2004-20, Class X, 0.132%, 10/25/2034 (d)(e)	5,544,926	218,742
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2004-25, Class 1X, 0.000%, 2/25/2035 (d)(e)	11,449,452	114
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2004-29, Class 1X, 0.000%, 2/25/2035 (d)(e)	1,934,442	2,880
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2005-1, Class 1X, 0.000%, 3/25/2035 (d)(e)	2,998,117	2,276
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2005-11, Class 4X, 0.048%, 4/25/2035 (d)(e)	4,630,921	244,781
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2005-2, Class 2X, 0.000%, 3/25/2035 (d)(e)	7,682,357	77
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2005-7, Class 3A2, 3.437%, 3/25/2035 (d)(i)	3,340,602	2,642,503
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2005-7, Class 3X, 0.862%, 3/25/2035 (d)(e)	905,966	35,120
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2006-12, Class X, 0.133%, 7/25/2036 (d)(e)	14,205,111	65,912
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2007-18, Class 2A1, 6.500%, 11/25/2037	1,878,539	669,265
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2007-4, Class 1A1, 6.000%, 5/25/2037	1,331,431	609,660
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2007-7, Class A3, 5.750%, 6/25/2037	683,953	344,494

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-10, Class 6A12, 5.500%, 11/25/2035 (i)	$2,179,447	$885,884
Credit Suisse Management LLC, Series 2002-18, Class 2A1, 7.500%, 6/25/2032	1,944,050	1,805,820
Credit Suisse Mortgage Trust, Series 2014-3R, Class 1A1, 2.468% (1 Month LIBOR USD + 0.450%), 3/27/2036 (a)(b)	391,142	305,724
Credit Suisse Mortgage Trust, Series 2017-RPL3, Class B5, 4.536%, 8/1/2057 (a)(d)	7,718,675	6,755,647
Credit Suisse Mortgage Trust, Series 2020-RPL4, Class B3, 4.025%, 1/25/2060 (a)(d)	10,124,150	7,176,990
Credit Suisse Mortgage Trust, Series 2020-RPL4, Class B4, 4.025%, 1/25/2060 (a)(d)	10,125,738	6,320,324
Credit Suisse Mortgage Trust, Series 2020-RPL4, Class XS, 1.599%, 1/25/2060 (a)(d)(e)	184,299,484	7,088,895
Credit Suisse Mortgage Trust, Series 2021-AFC1, Class B1, 3.251%, 3/25/2056 (a)(d)	3,031,450	1,792,857
Credit Suisse Mortgage Trust, Series 2021-AFC1, Class B2, 4.255%, 3/25/2056 (a)(d)	1,539,950	1,001,887
Credit Suisse Mortgage Trust, Series 2021-INV1, Class AIOS, 0.040%, 7/25/2056 (a)(d)(e)	112,453,128	198,255
Credit Suisse Mortgage Trust, Series 2021-INV1, Class AX4, 0.400%, 7/25/2056 (a)(d)(e)	7,599,410	132,063
Credit Suisse Mortgage Trust, Series 2021-INV1, Class B3, 3.085%, 7/25/2056 (a)(d)	4,185,500	3,263,133
Credit Suisse Mortgage Trust, Series 2021-INV1, Class B5, 3.085%, 7/25/2056 (a)(d)	1,600,286	778,389
Credit Suisse Mortgage Trust, Series 2021-INV1, Class B6, 3.085%, 7/25/2056 (a)(d)	1,320,812	344,237
Credit Suisse Mortgage Trust, Series 2021-INV2, Class A11X, 0.000% (-1 x SOFR30A + 4.150%), 11/25/2056 (a)(b)(e)(o)	20,324,721	734,840
Credit Suisse Mortgage Trust, Series 2021-INV2, Class A15X, 0.500%, 11/25/2056 (a)(d)(e)	12,177,080	263,475
Credit Suisse Mortgage Trust, Series 2021-INV2, Class AIOS, 0.040%, 11/25/2056 (a)(d)(e)	323,746,816	570,442
Credit Suisse Mortgage Trust, Series 2021-INV2, Class AX4, 0.150%, 11/25/2056 (a)(d)(e)	18,650,828	120,839
Credit Suisse Mortgage Trust, Series 2021-INV2, Class B5, 3.285%, 11/25/2056 (a)(d)	2,785,882	1,649,950
Credit Suisse Mortgage Trust, Series 2021-INV2, Class B6, 3.285%, 11/25/2056 (a)(d)	2,362,185	649,669
Credit Suisse Mortgage Trust, Series 2021-NQM2, Class M1, 2.282%, 2/25/2066 (a)(d)	1,000,000	620,763
Credit Suisse Mortgage Trust, Series 2021-NQM7, Class A2, 1.961%, 10/25/2066 (a)(d)	2,625,634	2,186,791
Credit Suisse Mortgage Trust, Series 2021-NQM8, Class A2, 2.303%, 10/25/2066 (a)(d)	1,654,074	1,410,259
Credit Suisse Mortgage Trust, Series 2022-NQM4, Class A2, 4.819%, 6/25/2067 (a)(n)	3,974,231	3,860,187
Credit Suisse Mortgage Trust, Series 2022-NQM4, Class A3, 4.819%, 6/25/2067 (a)(n)	7,065,300	6,758,850
Credit Suisse Mortgage Trust, Series 2022-NQM5, Class M1, 5.169%, 5/25/2067 (a)(d)	500,000	415,414
Credit Suisse Mortgage Trust, Series 2022-RPL3, Class A1, 3.758%, 3/25/2061 (a)(d)	7,418,425	7,395,353
Credit Suisse Mortgage-Backed Trust, Series 2006-4, Class 1A1, 6.000% (TSFR1M + 0.814%), 5/25/2036 (b)	1,724,542	857,332
Deephaven Residential Mortgage Trust, Series 2022-1, Class B1, 4.271%, 1/25/2067 (a)(d)	2,000,000	1,542,084
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-5, Class 2A4, 5.500%, 11/25/2035 (i)	3,313,223	1,710,720
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-5, Class 2A7, 5.500%, 11/25/2035	216,321	114,268
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR1, Class 2A1, 3.871%, 2/25/2036 (d)	389,993	263,224
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR5, Class 1A1, 5.710% (TSFR1M + 0.374%), 10/25/2036 (b)(i)	7,157,765	2,319,094
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-3, Class 2A1, 6.200% (TSFR1M + 0.864%), 10/25/2047 (b)	1,946,070	1,441,528
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-AR1, Class A1, 5.690% (TSFR1M + 0.354%), 1/25/2047 (b)(i)	5,319,357	4,858,366

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-AR1, Class A2, 5.810% (TSFR1M + 0.474%), 1/25/2047 (b)	$923,842	$799,852
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-BAR1, Class A4, 5.930% (TSFR1M + 0.594%), 3/25/2037 (b)(i)	76,432,950	4,625,799
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-OA5, Class A1A, 5.650% (TSFR1M + 0.314%), 8/25/2047 (b)	1,309,868	1,127,009
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A8, 4.787%, 6/25/2036 (d)(i)	2,728,121	2,487,127
Deutsche Mortgage Securities, Inc. REMIC Trust, Series 2009-RS6, Class A2B, 3.691%, 8/25/2037 (a)(d)(i)	7,038,053	6,470,335
DSLA Mortgage Loan Trust, Series 2004-AR1, Class X2, 0.010%, 9/19/2044 (d)(e)	12,563,654	3,807
DSLA Mortgage Loan Trust, Series 2004-AR2, Class C, 0.000%, 11/19/2044 (l)	1,000	1
DSLA Mortgage Loan Trust, Series 2004-AR2, Class X2, 0.000%, 11/19/2044 (d)(e)	11,425,814	8,729
DSLA Mortgage Loan Trust, Series 2004-AR4, Class X2, 0.000%, 1/19/2045 (d)(e)	10,892,430	109
DSLA Mortgage Loan Trust, Series 2005-AR1, Class 1A, 5.989% (TSFR1M + 0.654%), 2/19/2045 (b)(i)	17,467,553	14,072,088
DSLA Mortgage Loan Trust, Series 2005-AR1, Class C, 0.000%, 2/19/2045 (l)	1,000,000	10,000
DSLA Mortgage Loan Trust, Series 2005-AR1, Class X2, 0.000%, 2/19/2045 (d)(e)	19,472,559	21,537
DSLA Mortgage Loan Trust, Series 2005-AR2, Class 2A1C, 5.889% (TSFR1M + 0.554%), 3/19/2045 (b)(i)	1,179,281	1,134,909
DSLA Mortgage Loan Trust, Series 2005-AR2, Class C, 0.000%, 3/19/2045	1	89,051
DSLA Mortgage Loan Trust, Series 2005-AR4, Class 1A, 5.969% (TSFR1M + 0.634%), 8/19/2045 (b)	132,226	96,770
DSLA Mortgage Loan Trust, Series 2005-AR5, Class 2A1A, 6.109% (TSFR1M + 0.774%), 9/19/2045 (b)(i)	9,193,023	4,897,702
DSLA Mortgage Loan Trust, Series 2006-AR1, Class 1A1A, 5.978% (12MTA + 0.920%), 3/19/2046 (b)(i)	9,507,179	7,716,654
DSLA Mortgage Loan Trust, Series 2006-AR2, Class 2A1A, 5.649% (TSFR1M + 0.314%), 10/19/2036 (b)(i)	18,902,842	12,790,438
DSLA Mortgage Loan Trust, Series 2007-AR1, Class 1A1A, 5.589% (TSFR1M + 0.254%), 4/19/2047 (b)(i)	32,255,465	25,388,309
Eagle RE Ltd., Series 2021-1, Class M2, 9.795% (SOFR30A + 4.450%), 10/25/2033 (a)(b)	6,900,000	7,158,460
Eagle RE Ltd., Series 2021-2, Class M2, 9.595% (SOFR30A + 4.250%), 4/25/2034 (a)(b)	3,000,000	3,122,100
Eagle RE Ltd., Series 2023-1, Class M1B, 9.295% (SOFR30A + 3.950%), 9/26/2033 (a)(b)	9,000,000	9,283,689
Eagle RE Ltd., Series 2023-1, Class M2, 10.545% (SOFR30A + 5.200%), 9/26/2033 (a)(b)	3,000,000	3,116,370
Ellington Financial Mortgage Trust, Series 2021-2, Class M1, 2.296%, 6/25/2066 (a)(d)	2,710,000	1,793,562
FIGRE Trust, Series 2023-HE3, Class A, 6.436%, 1/25/2042 (a)	1,085,136	1,105,049
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Class 1A18, 5.500%, 11/25/2035	5,955	2,952
First Horizon Alternative Mortgage Securities Trust, Series 2006-AA2, Class 2A1, 5.595%, 5/25/2036 (d)	329,857	271,133
First Horizon Alternative Mortgage Securities Trust, Series 2006-FA1, Class 1A12, 6.000%, 4/25/2036	206,855	97,661
First Horizon Alternative Mortgage Securities Trust, Series 2006-FA1, Class 1A8, 5.500% (TSFR1M + 0.614%), 4/25/2036 (b)	3,493,893	1,214,785
First Horizon Mortgage Pass-Through Trust, Series 2005-AR4, Class 4A3, 5.967%, 9/25/2035 (d)	37,998	32,897

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
Flagstar Mortgage Trust, Series 2017-2, Class B5, 3.987%, 10/25/2047 (a)(d)	$1,153,000	$695,983
Flagstar Mortgage Trust, Series 2018-2, Class B5, 4.009%, 4/25/2048 (a)(d)	2,766,016	2,224,173
Flagstar Mortgage Trust, Series 2018-6RR, Class B5, 4.913%, 10/25/2048 (a)(d)	2,478,000	1,792,033
Flagstar Mortgage Trust, Series 2021-1, Class B4, 3.086%, 2/1/2051 (a)(d)	2,706,186	1,977,670
Flagstar Mortgage Trust, Series 2021-1, Class B5, 3.086%, 2/1/2051 (a)(d)	1,222,000	517,930
Flagstar Mortgage Trust, Series 2021-1, Class B6C, 2.894%, 2/1/2051 (a)(d)	2,932,342	813,244
Flagstar Mortgage Trust, Series 2021-10IN, Class B5, 3.511%, 10/25/2051 (a)(d)	1,209,816	771,575
Flagstar Mortgage Trust, Series 2021-10IN, Class B6C, 3.280%, 10/25/2051 (a)(d)	13,609,480	6,529,529
Flagstar Mortgage Trust, Series 2021-2, Class B4, 2.782%, 4/25/2051 (a)(d)	1,340,188	635,360
Flagstar Mortgage Trust, Series 2021-2, Class B5, 2.782%, 4/25/2051 (a)(d)	1,343,000	542,231
Flagstar Mortgage Trust, Series 2021-2, Class B6C, 2.447%, 4/25/2051 (a)(d)	1,792,016	456,023
Flagstar Mortgage Trust, Series 2021-6INV, Class B5, 3.486%, 8/25/2051 (a)(d)	3,006,466	1,823,999
Flagstar Mortgage Trust, Series 2021-6INV, Class B6C, 3.325%, 8/25/2051 (a)(d)	10,356,574	4,324,677
Flagstar Mortgage Trust, Series 2021-9INV, Class AX1, 0.485%, 9/25/2041 (a)(d)(e)	218,007,087	3,022,886
Flagstar Mortgage Trust, Series 2021-9INV, Class B4, 2.985%, 9/25/2041 (a)(d)	516,161	418,971
Flagstar Mortgage Trust, Series 2021-9INV, Class B5, 2.985%, 9/25/2041 (a)(d)	1,290,805	637,242
Flagstar Mortgage Trust, Series 2021-9INV, Class B6C, 2.854%, 9/25/2041 (a)(d)	1,827,125	539,358
GCAT Trust, Series 2020-NQM2, Class M1, 3.589%, 4/25/2065 (a)(d)	1,650,000	1,391,752
GCAT Trust, Series 2021-NQM7, Class A1, 1.915%, 8/25/2066 (a)(d)	4,834,538	4,416,051
GCAT Trust, Series 2022-NQM4, Class A3, 5.730%, 8/25/2067 (a)(n)	877,535	880,801
GCAT Trust, Series 2021-NQM4, Class A3, 1.556%, 8/25/2066 (a)(d)	732,943	586,099
GCAT Trust, Series 2021-NQM6, Class M1, 3.414%, 8/25/2066 (a)(d)	1,250,000	811,226
GCAT Trust, Series 2024-NQM1, Class A3, 6.514%, 1/25/2059 (a)(n)	1,000,000	1,008,899
GMAC Mortgage Corp. Loan Trust, Series 2005-AR5, Class 5A1, 4.044%, 9/19/2035 (d)	15,909	13,463
GMAC Mortgage Corp. Loan Trust, Series 2006-AR1, Class 1A1, 3.476%, 4/19/2036 (d)	703,423	540,649
Goldman Sachs Mortgage Pass-Through Trust, Series 2022-1, Class PT, 4.285%, 2/25/2053 (a)(d)	50,126,395	47,039,361
GreenPoint Mortgage Funding Trust, Series 2005-AR1, Class X1, 0.000%, 6/25/2045 (d)(e)	12,507,910	89,644
GreenPoint Mortgage Funding Trust, Series 2005-AR3, Class X1, 0.000%, 8/25/2045 (d)(e)	21,054,549	236,674
GreenPoint Mortgage Funding Trust, Series 2005-AR4, Class 4A1A, 6.070% (TSFR1M + 0.734%), 10/25/2045 (b)	1,327,826	1,136,981
GreenPoint Mortgage Funding Trust, Series 2005-AR4, Class X4, 0.000%, 10/25/2045 (d)(e)	11,409,855	114
GreenPoint Mortgage Funding Trust, Series 2006-AR3, Class 4X, 1.000%, 4/25/2036 (e)	15,030,885	505,128
GS Mortgage-Backed Securities Corp. Trust, Series 2019-PJ1, Class B4, 4.044%, 8/25/2049 (a)(d)	1,500,000	1,185,759
GS Mortgage-Backed Securities Corp. Trust, Series 2019-PJ1, Class B5, 4.044%, 8/25/2049 (a)(d)	577,000	409,820
GS Mortgage-Backed Securities Corp. Trust, Series 2019-PJ3, Class AIOS, 0.220%, 3/25/2050 (a)(d)(e)	31,814,124	300,707
GS Mortgage-Backed Securities Corp. Trust, Series 2019-PJ3, Class B6, 3.950%, 3/25/2050 (a)(d)	1,730,156	989,002
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ5, Class B5, 3.265%, 3/27/2051 (a)(d)	1,754,039	1,017,876
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ6, Class AX1, 0.024%, 5/25/2051 (a)(d)(e)	327,039,380	298,260

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ6, Class B4, 2.774%, 5/25/2051 (a)(d)	$1,777,419	$1,324,038
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ6, Class B5, 2.774%, 5/25/2051 (a)(d)	1,539,951	818,929
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ6, Class B6, 2.774%, 5/25/2051 (a)(d)	1,704,942	567,993
GS Mortgage-Backed Securities Corp. Trust, Series 2020-RPL1, Class B1, 3.831%, 7/25/2059 (a)(d)	6,323,000	4,766,100
GS Mortgage-Backed Securities Corp. Trust, Series 2021-HP1, Class B1, 3.213%, 1/25/2052 (a)(d)(i)	4,509,685	3,751,751
GS Mortgage-Backed Securities Corp. Trust, Series 2021-HP1, Class B3, 3.213%, 1/25/2052 (a)(d)(i)	3,609,079	2,808,661
GS Mortgage-Backed Securities Corp. Trust, Series 2021-HP1, Class B4, 3.213%, 1/25/2052 (a)(d)	3,618,877	2,507,161
GS Mortgage-Backed Securities Corp. Trust, Series 2021-HP1, Class B5, 3.213%, 1/25/2052 (a)(d)	1,453,417	1,006,928
GS Mortgage-Backed Securities Corp. Trust, Series 2021-HP1, Class B6, 3.213%, 1/25/2052 (a)(d)	4,280,831	1,475,414
GS Mortgage-Backed Securities Corp. Trust, Series 2021-INV1, Class B3, 3.029%, 12/25/2051 (a)(d)	4,080,410	3,154,573
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ1, Class B4, 2.750%, 6/25/2051 (a)(d)	2,322,873	1,472,576
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ1, Class B5, 2.750%, 6/25/2051 (a)(d)	1,039,000	341,414
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ1, Class B6, 2.750%, 6/25/2051 (a)(d)	2,074,101	532,857
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ3, Class B4, 2.648%, 8/25/2051 (a)(d)	1,236,466	829,968
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ3, Class B5, 2.648%, 8/25/2051 (a)(d)	1,243,897	557,371
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ3, Class B6, 2.648%, 8/25/2051 (a)(d)	2,208,829	551,668
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ4, Class AX1, 0.013%, 9/25/2051 (a)(d)(e)	471,702,024	229,719
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ4, Class B2, 2.613%, 9/25/2051 (a)(d)	7,724,705	5,970,278
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ4, Class B4, 2.613%, 9/25/2051 (a)(d)	2,626,924	1,278,146
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ4, Class B5, 2.613%, 9/25/2051 (a)(d)	1,244,000	397,345
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ4, Class B6, 2.613%, 9/25/2051 (a)(d)	2,486,517	613,568
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ5, Class B4, 2.588%, 10/25/2051 (a)(d)	3,665,348	2,091,796
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ5, Class B5, 2.588%, 10/25/2051 (a)(d)	1,194,000	370,360
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ5, Class B6, 2.588%, 10/25/2051 (a)(d)	2,987,778	731,026

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ6, Class AX1, 0.024%, 11/25/2051 (a)(d)(e)	$817,777,199	$859,484
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ6, Class B4, 2.681%, 11/25/2051 (a)(d)	5,397,801	3,584,674
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ6, Class B5, 2.681%, 11/25/2051 (a)(d)	1,038,000	323,899
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ6, Class B6, 2.681%, 11/25/2051 (a)(d)	4,665,467	1,077,158
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ7, Class B4, 2.722%, 1/25/2052 (a)(d)	7,458,650	4,947,054
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ7, Class B5, 2.722%, 1/25/2052 (a)(d)	1,771,517	723,530
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ7, Class B6, 2.722%, 1/25/2052 (a)(d)	3,250,215	772,963
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ8, Class B4, 2.764%, 1/25/2052 (a)(d)	3,799,887	2,334,050
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ8, Class B5, 2.764%, 1/25/2052 (a)(d)	1,237,000	380,417
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ8, Class B6, 2.764%, 1/25/2052 (a)(d)	3,082,062	731,170
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ9, Class B4, 2.929%, 2/26/2052 (a)(d)	3,315,344	2,271,103
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ9, Class B5, 2.929%, 2/26/2052 (a)(d)	1,248,398	685,067
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ9, Class B6, 2.885%, 2/26/2052 (a)(d)	5,673,304	1,416,068
GS Mortgage-Backed Securities Trust, Series 2021-MM1, Class B1, 2.733%, 4/25/2052 (a)(d)(i)	4,601,415	3,723,833
GS Mortgage-Backed Securities Trust, Series 2021-MM1, Class B2, 2.733%, 4/25/2052 (a)(d)(i)	4,606,200	3,633,016
GS Mortgage-Backed Securities Trust, Series 2021-MM1, Class B3, 2.733%, 4/25/2052 (a)(d)(i)	2,552,124	1,965,016
GS Mortgage-Backed Securities Trust, Series 2021-MM1, Class B4, 2.733%, 4/25/2052 (a)(d)	1,523,773	607,506
GS Mortgage-Backed Securities Trust, Series 2021-MM1, Class B5, 2.733%, 4/25/2052 (a)(d)	849,000	241,044
GS Mortgage-Backed Securities Trust, Series 2021-MM1, Class B6, 2.733%, 4/25/2052 (a)(d)	2,030,944	455,082
GS Mortgage-Backed Securities Trust, Series 2021-PJ11, Class A2, 2.500%, 4/25/2052 (a)(d)	1,304,308	1,038,368
GS Mortgage-Backed Securities Trust, Series 2021-PJ11, Class B4, 2.862%, 4/25/2052 (a)(d)	1,300,000	539,150
GS Mortgage-Backed Securities Trust, Series 2021-PJ11, Class B5, 2.862%, 4/25/2052 (a)(d)	1,606,000	507,756
GS Mortgage-Backed Securities Trust, Series 2021-PJ11, Class B6, 2.862%, 4/25/2052 (a)(d)	2,928,035	717,825
GS Mortgage-Backed Securities Trust, Series 2021-PJ2, Class B2, 2.696%, 7/25/2051 (a)(d)(i)	5,318,046	4,133,366
GS Mortgage-Backed Securities Trust, Series 2022-GR1, Class B2, 3.199%, 6/25/2052 (a)(c)(d)	10,363,101	8,161,657
GS Mortgage-Backed Securities Trust, Series 2022-GR1, Class B4, 3.199%, 6/25/2052 (a)(d)	3,775,032	2,553,896
GS Mortgage-Backed Securities Trust, Series 2022-GR1, Class B5, 3.199%, 6/25/2052 (a)(d)	1,184,683	690,397
GS Mortgage-Backed Securities Trust, Series 2022-GR1, Class B6, 3.199%, 6/25/2052 (a)(d)	5,539,339	2,064,766
GS Mortgage-Backed Securities Trust, Series 2022-LTV1, Class A14, 3.000%, 6/25/2052 (a)(c)(d)	59,557,500	42,856,148

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
GS Mortgage-Backed Securities Trust, Series 2022-LTV1, Class A15X, 0.000%, (-1 x SOFR30A + 4.150%), 6/25/2052 (a)(b)(e)(o)	$14,333,799	$568,994
GS Mortgage-Backed Securities Trust, Series 2022-LTV1, Class B1, 3.245%, 6/25/2052 (a)(c)(d)	12,036,664	9,752,659
GS Mortgage-Backed Securities Trust, Series 2022-LTV1, Class B2, 3.245%, 6/25/2052 (a)(d)(i)	4,723,722	3,740,413
GS Mortgage-Backed Securities Trust, Series 2022-LTV1, Class B4, 3.245%, 6/25/2052 (a)(d)	4,875,295	3,303,373
GS Mortgage-Backed Securities Trust, Series 2022-LTV1, Class B5, 3.245%, 6/25/2052 (a)(d)	761,705	433,842
GS Mortgage-Backed Securities Trust, Series 2022-LTV1, Class B6, 3.200%, 6/25/2052 (a)(d)	5,560,154	2,156,984
GS Mortgage-Backed Securities Trust, Series 2022-PJ3, Class A4, 2.500%, 8/25/2052 (a)(d)	4,457,626	3,573,274
GS Mortgage-Backed Securities Trust, Series 2023-CCM1, Class B1, 7.514%, 8/25/2053 (a)(d)	2,300,000	2,192,887
GS Mortgage-Backed Securities Trust, Series 2023-PJ3, Class A16, 5.500%, 10/27/2053 (a)(d)	4,739,920	4,695,848
GS Mortgage-Backed Securities Trust, Series 2023-PJ4, Class A15, 6.000%, 1/25/2054 (a)(d)	3,709,484	3,749,347
GS Mortgage-Backed Securities Trust, Series 2023-PJ6, Class A16, 6.500%, 4/25/2054 (a)(d)	4,375,242	4,452,671
GSAA Home Equity Trust, Series 2005-14, Class 2A3, 6.150% (TSFR1M + 0.814%), 12/25/2035 (b)(i)	2,260,031	1,922,923
GSAA Home Equity Trust, Series 2005-15, Class 2A2, 5.950% (TSFR1M + 0.614%), 1/25/2036 (b)	1,719,003	572,773
GSAA Home Equity Trust, Series 2006-16, Class A2, 5.790% (TSFR1M + 0.454%), 10/25/2036 (b)	1,398,949	339,579
GSAA Home Equity Trust, Series 2006-18, Class AF3A, 5.772%, 11/25/2036 (d)(i)	6,145,685	1,862,849
GSAA Home Equity Trust, Series 2006-18, Class AF5A, 6.502%, 11/25/2036 (n)	2,015,559	803,581
GSAA Home Equity Trust, Series 2006-20, Class 1A2, 5.810% (TSFR1M + 0.474%), 12/25/2046 (b)(i)	10,069,818	3,073,802
GSAA Home Equity Trust, Series 2006-20, Class A4A, 5.910% (TSFR1M + 0.574%), 12/25/2046 (b)	2,326,739	908,636
GSAA Home Equity Trust, Series 2006-4, Class 4A3, 4.045%, 3/25/2036 (d)(i)	5,229,582	3,188,173
GSAA Home Equity Trust, Series 2007-1, Class 1A2, 5.790% (TSFR1M + 0.454%), 2/25/2037 (b)	1,770,274	503,399
GSAA Home Equity Trust, Series 2007-2, Class AV1, 5.530% (TSFR1M + 0.194%), 3/25/2037 (b)	3,327,956	669,628
GSAA Home Equity Trust, Series 2007-5, Class 2A1A, 5.690% (TSFR1M + 0.354%), 4/25/2047 (b)(i)	1,868,077	1,676,263
GSMSC Resecuritization Trust, Series 2014-5R, Class 3B1, 5.770% (TSFR1M + 0.264%), 2/26/2037 (a)(b)	869,554	874,259
GSMSC Resecuritization Trust, Series 2014-5R, Class 3B2, 5.770% (TSFR1M + 0.264%), 2/26/2037 (a)(b)	5,707,000	5,204,630
GSMSC Resecuritization Trust, Series 2014-5R, Class 3B3, 5.770% (TSFR1M + 0.264%), 2/26/2037 (a)(b)(i)	5,707,000	4,799,267
GSMSC Resecuritization Trust, Series 2014-5R, Class 3B4, 5.770% (TSFR1M + 0.264%), 2/26/2037 (a)(b)(i)	5,709,149	4,170,105
GSR Mortgage Loan Trust, Series 2005-6F, Class 3A1, 5.950% (TSFR1M + 0.614%), 7/25/2035 (b)	475,341	403,358
GSR Mortgage Loan Trust, Series 2005-6F, Class 3A6, 5.780% (TSFR1M + 0.444%), 7/25/2035 (b)	1,561,746	1,273,263
GSR Mortgage Loan Trust, Series 2005-AR3, Class 8A1, 3.607%, 5/25/2035 (d)	583,118	542,484
GSR Mortgage Loan Trust, Series 2006-1F, Class 2A5, 6.000%, 2/25/2036	871,999	427,146

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
GSR Mortgage Loan Trust, Series 2006-2F, Class 3A4, 6.000%, 2/25/2036	$283,803	$132,590
GSR Mortgage Loan Trust, Series 2007-3F, Class 4A1, 5.750% (TSFR1M + 0.414%), 5/25/2037 (b)	4,521,578	986,871
HarborView Mortgage Loan Trust, Series 2004-11, Class X1, 0.000%, 1/19/2035 (d)(e)	6,912,032	69
HarborView Mortgage Loan Trust, Series 2004-7, Class X1, 0.500%, 11/19/2034 (d)(e)	1,518,252	22,333
HarborView Mortgage Loan Trust, Series 2004-9, Class 4A2, 6.229% (TSFR1M + 0.894%), 12/19/2034 (b)(i)	1,675,373	1,420,741
HarborView Mortgage Loan Trust, Series 2005-1, Class X, 0.000%, 3/19/2035 (d)(e)	5,280,148	8,702
HarborView Mortgage Loan Trust, Series 2005-10, Class X, 0.000%, 11/19/2035 (d)(e)	27,300,559	273
HarborView Mortgage Loan Trust, Series 2005-11, Class X, 0.000%, 8/19/2045 (d)(e)	7,799,233	78
HarborView Mortgage Loan Trust, Series 2005-12, Class X2B, 0.108%, 10/19/2035 (d)(e)	7,898,110	79
HarborView Mortgage Loan Trust, Series 2005-13, Class X, 0.000%, 2/19/2036 (d)(e)	12,969,636	130
HarborView Mortgage Loan Trust, Series 2005-15, Class 2A11, 5.991% (TSFR1M + 0.654%), 10/20/2045 (b)(i)	2,400,550	2,111,887
HarborView Mortgage Loan Trust, Series 2005-15, Class 3A11, 7.058% (12MTA + 2.000%), 10/20/2045 (b)(i)	2,799,509	2,002,620
HarborView Mortgage Loan Trust, Series 2005-3, Class X2, 0.040%, 6/19/2035 (d)(e)	38,235,806	382
HarborView Mortgage Loan Trust, Series 2005-8, Class 2XA1, 0.039%, 9/19/2035 (d)(e)	21,814,437	218
HarborView Mortgage Loan Trust, Series 2006-10, Class 2A1A, 5.830% (TSFR1M + 0.474%), 11/19/2036 (b)	944,992	777,530
HarborView Mortgage Loan Trust, Series 2006-14, Class 2A1A, 5.749% (TSFR1M + 0.414%), 1/25/2047 (b)(i)	16,380,470	14,441,137
HarborView Mortgage Loan Trust, Series 2006-4, Class 1A2A, 5.829% (TSFR1M + 0.494%), 5/19/2046 (b)(i)	4,559,357	2,304,778
HarborView Mortgage Loan Trust, Series 2007-6, Class 1A1A, 5.649% (TSFR1M + 0.314%), 8/19/2037 (b)(i)	15,565,138	12,938,412
HarborView Mortgage Loan Trust, Series 2007-6, Class 2A1A, 5.639% (TSFR1M + 0.304%), 8/19/2037 (b)	1,735,381	1,551,882
Home RE Ltd., Series 2021-1, Class B1, 9.109% (SOFR30A + 3.764%), 7/25/2033 (a)(b)	3,083,042	3,073,670
Home RE Ltd., Series 2021-2, Class M2, 8.595% (SOFR30A + 3.250%), 1/25/2034 (a)(b)	8,250,000	8,222,090
Home RE Ltd., Series 2023-1, Class M1B, 9.945% (SOFR30A + 4.600%), 10/25/2033 (a)(b)	13,500,000	14,127,412
Home RE Ltd., Series 2023-1, Class M2, 11.345% (SOFR30A + 6.000%), 10/25/2033 (a)(b)	3,000,000	3,169,320
Homebanc Mortgage Trust, Series 2004-2, Class A2, 6.350% (TSFR1M + 1.014%), 12/25/2034 (b)	1,027,274	966,055
HomeBanc Mortgage Trust, Series 2005-1, Class A2, 6.070% (TSFR1M + 0.734%), 3/25/2035 (b)	535,738	420,999
HSI Asset Loan Obligation Trust, Series 2007-AR1, Class 2A1, 5.281%, 1/25/2037 (d)	374,648	251,357
IMPAC Secured Assets Trust, Series 2006-2, Class 1A2C, 6.010% (TSFR1M + 0.674%), 8/25/2036 (b)(i)	3,790,081	3,316,223
IMPAC Secured Assets Trust, Series 2007-1, Class A2, 5.770% (TSFR1M + 0.434%), 3/25/2037 (b)	2,562	2,562
IMPAC Secured Assets Trust, Series 2007-1, Class A3, 5.930% (TSFR1M + 0.594%), 3/25/2037 (b)	3,884,457	3,091,453
IndyMac Index Mortgage Loan Trust, Series 2004-AR12, Class AX2, 0.000%, 12/25/2034 (d)(e)	1,737,039	17
IndyMac Index Mortgage Loan Trust, Series 2004-AR14, Class 1A1B, 6.310% (TSFR1M + 0.974%), 1/25/2035 (b)	958	1,674

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
IndyMac Index Mortgage Loan Trust, Series 2005-16IP, Class AX, 0.000%, 7/25/2045 (d)(e)	$12,683,162	$6,101
IndyMac Index Mortgage Loan Trust, Series 2005-AR10, Class AX, 0.000%, 6/25/2035 (d)(e)	27,214,445	272
IndyMac Index Mortgage Loan Trust, Series 2005-AR12, Class AX2, 0.000%, 7/25/2035 (d)(e)	41,854,251	419
IndyMac Index Mortgage Loan Trust, Series 2005-AR13, Class 1A1, 4.068%, 8/25/2035 (d)	2,060,203	973,477
IndyMac Index Mortgage Loan Trust, Series 2005-AR14, Class 2X, 0.012%, 7/25/2035 (d)(e)	20,124,882	17,106
IndyMac Index Mortgage Loan Trust, Series 2005-AR2, Class AX2, 0.000%, 2/25/2035 (d)(e)	10,207,262	102
IndyMac Index Mortgage Loan Trust, Series 2005-AR4, Class AX2, 0.000%, 3/25/2035 (d)(e)	13,178,876	164,565
IndyMac Index Mortgage Loan Trust, Series 2005-AR5, Class 2A1, 3.444%, 5/25/2035 (d)	947,492	787,161
IndyMac Index Mortgage Loan Trust, Series 2005-AR8, Class AX2, 0.000%, 5/25/2035 (d)(e)	16,962,130	170
IndyMac Index Mortgage Loan Trust, Series 2006-AR25, Class 5A1, 3.500%, 9/25/2036 (d)(i)	4,107,387	3,339,133
IndyMac Index Mortgage Loan Trust, Series 2006-AR35, Class 2A1A, 5.790% (TSFR1M + 0.454%), 1/25/2037 (b)	2,924,239	2,610,263
IndyMac Index Mortgage Loan Trust, Series 2007-AR1, Class 3A1, 3.043%, 3/25/2037 (d)	698,860	542,116
IndyMac Index Mortgage Loan Trust, Series 2007-AR9, Class 2A1, 3.706%, 4/25/2037 (d)(i)	3,388,118	2,171,546
JP Morgan Alternative Loan Trust, Series 2006-A7, Class 1A4, 5.910% (TSFR1M + 0.574%), 12/25/2036 (b)	1,027,959	891,261
JP Morgan Chase Bank, Series 2019-CL1, Class M2, 7.150% (TSFR1M + 1.814%), 4/25/2047 (a)(b)	3,741,318	3,661,632
JP Morgan Chase Bank, Series 2019-CL1, Class M4, 8.050% (TSFR1M + 2.714%), 4/25/2047 (a)(b)	1,385,152	1,368,877
JP Morgan Chase Bank, Series 2020-CL1, Class B, 15.450% (TSFR1M + 10.114%), 10/25/2057 (a)(b)(c)	6,705,189	7,048,247
JP Morgan Chase Bank, Series 2020-CL1, Class M2, 7.950% (TSFR1M + 2.614%), 10/25/2057 (a)(b)	3,218,936	3,265,386
JP Morgan Chase Bank, Series 2020-CL1, Class M4, 9.800% (TSFR1M + 4.464%), 10/25/2057 (a)(b)	1,029,218	1,038,964
JP Morgan Chase Bank, Series 2020-CL1, Class M5, 11.050% (TSFR1M + 5.714%), 10/25/2057 (a)(b)	1,976,774	2,034,307
JP Morgan Chase Bank, Series 2021-CL1, Class B, 12.245% (SOFR30A + 6.900%), 3/25/2051 (a)(b)	1,151,000	1,123,659
JP Morgan Chase Bank, Series 2021-CL1, Class M5, 9.195% (SOFR30A + 3.850%), 3/25/2051 (a)(b)	417,784	382,873
JP Morgan Mortgage Trust, Series 2005-A6, Class 7A1, 4.983%, 8/25/2035 (d)	3,988	3,068
JP Morgan Mortgage Trust, Series 2005-ALT1, Class 2A1, 4.878%, 10/25/2035 (d)(i)	5,220,687	4,241,124
JP Morgan Mortgage Trust, Series 2005-S3, Class 1A14, 5.500%, 1/25/2036	1,155,779	525,852
JP Morgan Mortgage Trust, Series 2006-A6, Class 1A4L, 4.133%, 10/25/2036 (d)	1,428,896	1,079,479
JP Morgan Mortgage Trust, Series 2006-A6, Class 3A2, 4.521%, 10/25/2036 (d)	389,817	265,744
JP Morgan Mortgage Trust, Series 2006-A7, Class 2A3, 4.360%, 1/25/2037 (d)	994,604	803,503
JP Morgan Mortgage Trust, Series 2007-A4, Class 3A3, 4.353%, 6/25/2037 (d)	1,272,987	949,560

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
JP Morgan Mortgage Trust, Series 2019-7, Class AX1, 0.000%, 2/25/2050 (a)(d)(e)	$20,729,548	$62
JP Morgan Mortgage Trust, Series 2019-7, Class B4, 3.990%, 2/25/2050 (a)(d)	2,872,927	2,136,231
JP Morgan Mortgage Trust, Series 2019-7, Class B5, 3.990%, 2/25/2050 (a)(d)	1,199,000	691,779
JP Morgan Mortgage Trust, Series 2019-7, Class B6, 3.990%, 2/25/2050 (a)(d)	1,554,174	741,738
JP Morgan Mortgage Trust, Series 2019-8, Class AX1, 0.175%, 3/25/2050 (a)(d)(e)	50,400,333	320,647
JP Morgan Mortgage Trust, Series 2019-9, Class B4, 3.804%, 5/25/2050 (a)(d)	2,813,480	2,348,724
JP Morgan Mortgage Trust, Series 2019-9, Class B5, 3.804%, 5/25/2050 (a)(d)	2,501,279	2,036,169
JP Morgan Mortgage Trust, Series 2019-9, Class B6, 3.583%, 5/25/2050 (a)(d)	4,801,087	2,505,414
JP Morgan Mortgage Trust, Series 2019-LTV1, Class B4, 4.604%, 6/25/2049 (a)(d)	4,743,407	4,288,419
JP Morgan Mortgage Trust, Series 2019-LTV1, Class B5, 4.604%, 6/25/2049 (a)(d)	1,752,008	1,400,483
JP Morgan Mortgage Trust, Series 2019-LTV1, Class B6, 3.119%, 6/25/2049 (a)(d)	2,792,631	1,894,043
JP Morgan Mortgage Trust, Series 2019-LTV3, Class B5, 4.355%, 3/25/2050 (a)(d)	1,785,585	1,461,153
JP Morgan Mortgage Trust, Series 2020-1, Class B4, 3.823%, 6/25/2050 (a)(d)	3,858,918	3,003,820
JP Morgan Mortgage Trust, Series 2020-1, Class B5, 3.823%, 6/25/2050 (a)(d)	2,139,199	1,501,914
JP Morgan Mortgage Trust, Series 2020-1, Class B6, 3.510%, 6/25/2050 (a)(d)	3,561,003	1,980,398
JP Morgan Mortgage Trust, Series 2020-2, Class B4, 3.820%, 7/25/2050 (a)(d)	286,732	233,734
JP Morgan Mortgage Trust, Series 2020-3, Class B4, 3.840%, 8/25/2050 (a)(d)	205,692	168,958
JP Morgan Mortgage Trust, Series 2020-3, Class B5, 3.840%, 8/25/2050 (a)(d)	1,632,737	1,283,114
JP Morgan Mortgage Trust, Series 2020-5, Class B4, 3.573%, 12/25/2050 (a)(d)	3,455,389	2,833,253
JP Morgan Mortgage Trust, Series 2020-5, Class B5, 3.573%, 12/25/2050 (a)(d)	1,726,773	1,232,040
JP Morgan Mortgage Trust, Series 2020-5, Class B6, 3.573%, 12/25/2050 (a)(d)	4,046,371	1,999,789
JP Morgan Mortgage Trust, Series 2020-9, Class B6, 2.835%, 5/25/2051 (a)(d)	1,075,745	398,155
JP Morgan Mortgage Trust, Series 2020-LTV1, Class B5, 4.255%, 6/25/2050 (a)(d)	2,801,077	2,388,316
JP Morgan Mortgage Trust, Series 2020-LTV1, Class B6, 4.096%, 6/25/2050 (a)(d)	9,188,368	6,887,876
JP Morgan Mortgage Trust, Series 2020-LTV2, Class B5, 4.016%, 11/25/2050 (a)(d)	3,047,710	2,443,947
JP Morgan Mortgage Trust, Series 2020-LTV2, Class B6, 3.980%, 11/25/2050 (a)(d)	8,288,661	5,353,423
JP Morgan Mortgage Trust, Series 2021-10, Class B5, 2.827%, 12/25/2051 (a)(d)	2,388,500	1,221,952
JP Morgan Mortgage Trust, Series 2021-10, Class B6, 2.827%, 12/25/2051 (a)(d)	3,959,004	979,956
JP Morgan Mortgage Trust, Series 2021-15, Class B3, 3.129%, 6/25/2052 (a)(c)(d)	8,771,226	6,738,030
JP Morgan Mortgage Trust, Series 2021-15, Class B4, 3.129%, 6/25/2052 (a)(d)	5,102,929	3,521,220
JP Morgan Mortgage Trust, Series 2021-15, Class B5, 3.129%, 6/25/2052 (a)(d)	4,081,196	2,427,071
JP Morgan Mortgage Trust, Series 2021-15, Class B6, 3.129%, 6/25/2052 (a)(d)	8,088,916	2,286,453
JP Morgan Mortgage Trust, Series 2021-3, Class B4, 2.939%, 7/25/2051 (a)(d)	2,049,625	1,405,956
JP Morgan Mortgage Trust, Series 2021-6, Class B4, 2.863%, 10/25/2051 (a)(d)	3,658,224	2,450,853
JP Morgan Mortgage Trust, Series 2021-6, Class B5, 2.863%, 10/25/2051 (a)(d)	2,926,766	1,679,765
JP Morgan Mortgage Trust, Series 2021-6, Class B6, 2.863%, 10/25/2051 (a)(d)	4,581,872	1,191,603
JP Morgan Mortgage Trust, Series 2021-7, Class B4, 2.803%, 11/25/2051 (a)(d)	1,793,464	1,203,250
JP Morgan Mortgage Trust, Series 2021-7, Class B5, 2.803%, 11/25/2051 (a)(d)	1,793,464	739,449
JP Morgan Mortgage Trust, Series 2021-7, Class B6, 1.758%, 11/25/2051 (a)(d)	2,819,035	723,176
JP Morgan Mortgage Trust, Series 2021-8, Class B4, 2.845%, 12/25/2051 (a)(d)	3,057,789	2,043,239
JP Morgan Mortgage Trust, Series 2021-8, Class B5, 2.845%, 12/25/2051 (a)(d)	2,183,733	990,589
JP Morgan Mortgage Trust, Series 2021-8, Class B6, 2.845%, 12/25/2051 (a)(d)	3,172,877	762,563
JP Morgan Mortgage Trust, Series 2021-INV6, Class A5A, 2.500%, 4/25/2052 (a)(d)	1,188,600	954,153
JP Morgan Mortgage Trust, Series 2022-1, Class B4, 3.093%, 7/25/2052 (a)(c)(d)	14,327,437	9,441,910
JP Morgan Mortgage Trust, Series 2022-1, Class B5, 3.093%, 7/25/2052 (a)(d)	6,737,081	3,630,121
JP Morgan Mortgage Trust, Series 2022-1, Class B6, 2.390%, 7/25/2052 (a)(d)	5,682,109	1,484,008
JP Morgan Mortgage Trust, Series 2023-6, Class B3, 6.260%, 12/26/2053 (a)(d)	4,897,432	4,764,839
JP Morgan Mortgage Trust, Series 2023-6, Class B4, 6.260%, 12/26/2053 (a)(d)	1,591,789	1,267,494

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
JP Morgan Mortgage Trust, Series 2023-6, Class B5, 6.260%, 12/26/2053 (a)(d)	$1,234,000	$750,017
JP Morgan Mortgage Trust, Series 2023-6, Class B6, 6.260%, 12/26/2053 (a)(d)	986,203	494,188
JP Morgan Mortgage Trust, Series 2023-7, Class B4, 6.317%, 2/25/2054 (a)(d)	1,035,500	755,303
JP Morgan Mortgage Trust, Series 2023-7, Class B5, 6.317%, 2/25/2054 (a)(d)	717,000	423,685
JP Morgan Mortgage Trust, Series 2023-7, Class B6, 6.118%, 2/25/2054 (a)(d)	637,329	311,363
JP Morgan Mortgage Trust, Series 2023-9, Class B5, 6.457%, 4/25/2054 (a)(d)	1,054,000	631,993
JP Morgan Mortgage Trust, Series 2023-9, Class B6, 6.457%, 4/25/2054 (a)(d)	1,054,525	539,663
JP Morgan Wealth Management, Series 2020-ATR1, Class A5, 3.000%, 2/25/2050 (a)(d)	3,000,000	2,529,675
Lake Summit Mortgage Trust, 6.680%, 8/28/2049 (d)	95,704,067	92,622,204
Lake Summit Mortgage Trust, 8.668%, 8/15/2049 (d)	3,381,169	3,344,446
Legacy Mortgage Asset Trust, Series 2021-GS1, Class A1, 4.892%, 10/25/2066 (a)(n)	5,262,202	4,999,718
Lehman Mortgage Trust, Series 2007-5, Class PO1, 0.000%, 6/25/2037 (f)	16,789	12,418
Lehman Mortgage Trust, Series 2007-9, Class AP, 0.000%, 10/25/2037 (f)	13,083	10,293
Lehman XS Trust, Series 2005-3, Class 3A3A, 4.887%, 9/25/2035 (n)	1,004,170	925,322
Lehman XS Trust, Series 2006-GP4, Class 3A4, 6.150% (TSFR1M + 0.814%), 8/25/2046 (b)(i)	6,877,352	5,212,036
Lehman XS Trust, Series 2007-9, Class WFIO, 0.550%, 4/25/2037 (e)	16,199,602	162
Luminent Mortgage Trust, Series 2006-1, Class A1, 6.170% (TSFR1M + 0.834%), 4/25/2036 (b)(i)	3,592,845	3,167,546
Luminent Mortgage Trust, Series 2006-1, Class X, 0.024%, 4/25/2036 (d)(e)	25,241,846	95,566
Luminent Mortgage Trust, Series 2006-2, Class X, 0.000%, 2/25/2046 (d)(e)	30,728,583	307
Luminent Mortgage Trust, Series 2006-5, Class X, 0.000%, 7/25/2036 (d)(e)	26,677,733	267
MASTR Adjustable Rate Mortgages Trust, Series 2004-15, Class 2A2, 5.181%, 12/25/2034 (d)	4,555	4,205
MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 5A1, 5.187%, 3/25/2035 (d)	13,207	12,524
MASTR Adjustable Rate Mortgages Trust, Series 2005-7, Class 2A1, 4.540%, 9/25/2035 (d)	1,256,495	1,157,035
MASTR Alternative Loan Trust, Series 2004-6, Class 30PO, 0.000%, 7/25/2034 (f)	77,261	58,922
MASTR Alternative Loan Trust, Series 2007-1, Class 15PO, 0.000%, 11/25/2021 (f)	2,913	–
MASTR Alternative Loan Trust, Series 2007-HF1, Class 4A1, 7.000%, 10/25/2047 (i)	9,559,411	4,527,538
MASTR Asset Securitization Trust, Series 2005-2, Class PO, 0.000%, 11/25/2035 (f)	10,426	5,853
MASTR Asset Securitization Trust, Series 2007-1, Class AP, 0.000%, 11/25/2037 (f)	403	–
Mello Mortgage Capital Acceptance, Series 2018-MTG1, Class B4, 3.692%, 3/25/2048 (a)(d)	1,799,000	1,417,950
Mello Mortgage Capital Acceptance, Series 2018-MTG1, Class B5, 3.692%, 3/25/2048 (a)(d)	1,499,000	1,074,768
Mello Mortgage Capital Acceptance, Series 2021-INV4, Class B5, 3.226%, 12/25/2051 (a)(d)	1,176,776	668,013
Mello Mortgage Capital Acceptance, Series 2021-INV4, Class B6, 3.078%, 12/25/2051 (a)(d)	3,876,451	1,610,917
Mello Mortgage Capital Acceptance, Series 2021-MTG1, Class B4, 2.647%, 4/25/2051 (a)(d)	1,069,126	728,963
Mello Mortgage Capital Acceptance, Series 2021-MTG1, Class B5, 2.647%, 4/25/2051 (a)(d)	534,098	235,222
Mello Mortgage Capital Acceptance, Series 2021-MTG1, Class B6, 2.647%, 4/25/2051 (a)(d)	1,514,186	374,146
Mello Mortgage Capital Acceptance, Series 2021-MTG2, Class B4, 2.668%, 6/25/2051 (a)(d)	1,633,859	1,020,582
Mello Mortgage Capital Acceptance, Series 2021-MTG2, Class B5, 2.668%, 6/25/2051 (a)(d)	349,000	102,807
Mello Mortgage Capital Acceptance, Series 2021-MTG2, Class B6, 2.668%, 6/25/2051 (a)(d)	1,209,493	283,499
Mello Mortgage Capital Acceptance, Series 2021-MTG3, Class B5, 2.898%, 7/1/2051 (a)(d)	488,000	152,882
Mello Mortgage Capital Acceptance, Series 2021-MTG3, Class B6, 2.898%, 7/1/2051 (a)(d)	1,137,709	279,288
Mello Warehouse Securitization Trust, Series 2021-3, Class F, 10.600% (TSFR1M + 5.264%), 11/25/2055 (a)(b)	16,750,000	16,719,381
Merrill Lynch Mortgage Investors Trust, Series 2006-AF2, Class AV1, 5.770% (TSFR1M + 0.434%), 9/25/2037 (b)(i)	4,110,056	2,278,886

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
Merrill Lynch Mortgage Investors Trust, Series 2006-AF1, Class AF2A, 6.250%, 8/25/2036	$1,662,429	$711,087
MFA Trust, Series 2021-AEI2, Class B1, 3.285%, 10/25/2051 (a)(d)(i)	3,145,522	2,606,433
MFA Trust, Series 2021-AEI2, Class B2, 3.285%, 10/25/2051 (a)(d)(i)	5,770,142	4,602,236
MFA Trust, Series 2021-AEI2, Class B5, 3.285%, 10/25/2051 (a)(d)	2,007,006	1,186,873
MFA Trust, Series 2021-AEI2, Class B6, 3.285%, 10/25/2051 (a)(d)	4,016,884	1,404,965
MFA Trust, Series 2021-RPL1, Class A2, 2.072%, 7/25/2060 (a)(d)	4,106,000	3,298,296
MFA Trust, Series 2021-RPL1, Class M2, 2.855%, 7/25/2060 (a)(d)	4,500,000	3,525,340
Morgan Stanley ABS Capital Inc. Trust, Series 2007-HE6, Class A1, 5.510% (TSFR1M + 0.174%), 5/25/2037 (b)(i)	4,509,892	3,812,058
Morgan Stanley ABS Capital Inc. Trust, Series 2007-HE6, Class A3, 5.630% (TSFR1M + 0.294%), 5/25/2037 (b)(i)	13,098,397	11,877,534
Morgan Stanley ABS Capital Inc. Trust, Series 2007-HE6, Class A4, 5.700% (TSFR1M + 0.364%), 5/25/2037 (b)(i)	1,886,169	1,687,914
Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 1A, 4.300%, 7/25/2035 (d)(i)	7,138,413	3,971,592
Morgan Stanley Mortgage Loan Trust, Series 2005-6AR, Class 5A1, 4.572%, 11/25/2035 (d)	2,019,873	889,419
Morgan Stanley Mortgage Loan Trust, Series 2006-11, Class 1A3, 6.924%, 8/25/2036 (n)	3,274,387	657,566
Morgan Stanley Mortgage Loan Trust, Series 2006-11, Class 1A6, 6.731%, 8/25/2036 (n)	2,627,622	529,421
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 1AX, 0.000%, 3/25/2036 (d)(e)	14,341,889	358,045
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 2A1, 4.799%, 3/25/2036 (d)(i)	4,765,122	2,979,278
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 2A3, 4.799%, 3/25/2036 (d)(i)	2,422,003	1,588,284
Morgan Stanley Mortgage Loan Trust, Series 2006-5AR, Class AX, 0.000%, 4/25/2036 (d)(e)	15,178,774	14,147
Morgan Stanley Mortgage Loan Trust, Series 2006-7, Class 4A2, 6.000% (TSFR1M + 0.864%), 6/25/2036 (b)	3,236,630	1,268,723
Morgan Stanley Resecuritization Trust, Series 2015-R4, Class CB3, 4.641%, 8/26/2047 (a)(d)	1,010,309	761,354
Morgan Stanley Residential Mortgage Loan Trust, Series 2021-1, Class B4, 2.947%, 3/25/2051 (a)(d)	788,027	423,687
Morgan Stanley Residential Mortgage Loan Trust, Series 2021-1, Class B5, 2.947%, 3/25/2051 (a)(d)	988,000	338,593
Morgan Stanley Residential Mortgage Loan Trust, Series 2021-1, Class B6, 2.776%, 3/25/2051 (a)(d)	1,124,310	299,454
Morgan Stanley Residential Mortgage Loan Trust, Series 2021-3, Class B4, 2.792%, 6/25/2051 (a)(d)	1,093,000	443,911
Morgan Stanley Residential Mortgage Loan Trust, Series 2021-3, Class B5, 2.792%, 6/25/2051 (a)(d)	781,000	251,669
Morgan Stanley Residential Mortgage Loan Trust, Series 2021-3, Class B6, 2.792%, 6/25/2051 (a)(d)	938,058	235,531
Morgan Stanley Residential Mortgage Loan Trust, Series 2021-4, Class B1, 2.928%, 7/25/2051 (a)(d)	7,340,759	5,875,800
Morgan Stanley Residential Mortgage Loan Trust, Series 2021-4, Class B2, 2.928%, 7/25/2051 (a)(d)(i)	3,477,890	2,658,016
Morgan Stanley Residential Mortgage Loan Trust, Series 2021-4, Class B4, 2.928%, 7/25/2051 (a)(d)	1,240,000	515,136
Morgan Stanley Residential Mortgage Loan Trust, Series 2021-4, Class B5, 2.928%, 7/25/2051 (a)(d)	690,000	217,263
Morgan Stanley Residential Mortgage Loan Trust, Series 2021-4, Class B6, 2.928%, 7/25/2051 (a)(d)	827,000	203,097
Morgan Stanley Residential Mortgage Loan Trust, Series 2021-5, Class B2, 2.983%, 8/25/2051 (a)(d)(i)	6,092,435	4,698,054

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
Morgan Stanley Residential Mortgage Loan Trust, Series 2021-5, Class B4, 2.983%, 8/25/2051 (a)(d)	$2,031,126	$1,034,089
Morgan Stanley Residential Mortgage Loan Trust, Series 2021-5, Class B5, 2.983%, 8/25/2051 (a)(d)	956,000	305,322
Morgan Stanley Residential Mortgage Loan Trust, Series 2021-5, Class B6, 2.772%, 8/25/2051 (a)(d)	1,196,665	300,410
MortgageIT Mortgage Loan Trust, Series 2006-1, Class 1X, 0.000%, 4/25/2036 (d)(e)	8,022,877	80
New Residential Mortgage Loan Trust, Series 2018-2A, Class B6, 5.301%, 2/25/2058 (a)(d)	1,177,266	834,438
New Residential Mortgage Loan Trust, Series 2019-2A, Class B6, 4.818%, 12/25/2057 (a)(d)	4,940,770	3,343,760
New Residential Mortgage Loan Trust, Series 2019-6A, Class B5IA, 1.750%, 9/25/2059 (a)(d)(e)	14,212,608	1,178,950
New Residential Mortgage Loan Trust, Series 2019-6A, Class B6, 4.394%, 9/25/2059 (a)(d)	16,538,602	10,414,159
New Residential Mortgage Loan Trust, Series 2022-SFR2, Class E2, 4.000%, 9/4/2039 (a)	2,554,000	2,190,203
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-AR4, Class A3, 5.790% (TSFR1M + 0.454%), 12/25/2036 (b)	104,600	87,289
Nomura Resecuritization Trust, Series 2014-3R, Class 4A15, 2.077% (TSFR1M + 0.274%), 3/26/2037 (a)(b)(i)	3,833,046	3,018,374
Nomura Resecuritization Trust, Series 2015-2R, Class 3A1, 4.628% (TSFR1M + 0.264%), 11/26/2036 (a)(b)	484,770	480,876
Oaktown Re Ltd., Series 2019-1A, Class B1B, 9.809% (SOFR30A + 4.464%), 7/25/2029 (a)(b)	1,620,000	1,631,139
OBX Trust, Series 2021-INV3, Class A3, 2.500%, 10/25/2051 (a)(d)	1,258,253	1,002,981
Oceanview Mortgage Trust, Series 2021-5, Class B4, 2.974%, 10/25/2051 (a)(d)	1,715,000	733,425
Oceanview Mortgage Trust, Series 2021-5, Class B5, 2.974%, 10/25/2051 (a)(d)	734,000	240,183
Onslow Bay Mortgage Loan Trust, Series 2021-NQM2, Class A3, 1.563%, 5/25/2061 (a)(d)	2,039,563	1,613,416
PHH Alternative Mortgage Trust, Series 2007-1, Class 21PO, 0.000%, 2/25/2037 (f)	12,165	9,829
PHH Alternative Mortgage Trust, Series 2007-2, Class 2A2, 6.000%, 5/25/2037	1,148,348	948,953
Pretium Mortgage Credit Partners LLC, Series 2021-NPL2, Class A1, 1.992%, 6/27/2060 (a)(n)	1,043,238	1,012,604
PRKCM Trust, Series 2023-AFC4, Class A1, 7.225%, 11/25/2058 (a)(n)	3,887,979	3,992,931
Progress Residential Trust, Series 2020-SFR1, Class A, 1.732%, 4/17/2037 (a)	1,493,314	1,431,552
Progress Residential Trust, Series 2023-SFR2, Class D, 4.500%, 10/17/2028 (a)	800,000	751,790
PRPM LLC, Series 2021-2, Class A1, 2.115%, 3/25/2026 (a)(d)	534,327	529,094
PRPM LLC, Series 2021-3, Class A1, 1.867%, 4/25/2026 (a)(n)	444,157	433,681
PRPM LLC, Series 2021-7, Class A1, 1.867%, 8/25/2026 (a)(n)	2,247,203	2,183,749
PRPM LLC, Series 2021-RPL1, Class M1, 2.680%, 7/25/2051 (a)(d)	6,167,000	5,019,691
PRPM LLC, Series 2022-5, Class A1, 6.900%, 9/27/2027 (a)(n)	3,455,207	3,480,835
PRPM LLC, Series 2023-NQM3, Class M1, 7.250%, 11/25/2068 (a)(d)	750,000	755,473
PRPM LLC, Series 2024-RCF1, Class A1, 4.000%, 1/25/2054 (a)(n)	1,750,000	1,692,082
PRPM LLC, Series 2024-RCF1, Class A3, 4.000%, 1/25/2054 (a)(n)	1,000,000	898,421
PRPM LLC, Series 2024-RCF1, Class M1, 4.000%, 1/25/2054 (a)(n)	1,250,000	1,092,309
Radnor RE Ltd., Series 2021-1, Class M2, 8.495% (SOFR30A + 3.150%), 12/27/2033 (a)(b)	3,500,000	3,449,663
Radnor RE Ltd., Series 2021-2, Class M2, 10.345% (SOFR30A + 5.000%), 11/25/2031 (a)(b)	3,214,672	3,379,626
Radnor RE Ltd., Series 2022-1, Class M1B, 12.095% (SOFR30A + 6.750%), 9/25/2032 (a)(b)	300,000	320,832
Radnor RE Ltd., Series 2023-1, Class M1A, 8.045% (SOFR30A + 2.700%), 7/25/2033 (a)(b)	4,500,000	4,539,600
Radnor RE Ltd., Series 2023-1, Class M2, 11.195% (SOFR30A + 5.850%), 7/25/2033 (a)(b)	1,000,000	1,051,596

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
Rate Mortgage Trust, Series 2021-HB1, Class B4, 2.702%, 12/25/2051 (a)(d)	$2,539,705	$1,486,250
Rate Mortgage Trust, Series 2021-HB1, Class B5, 2.702%, 12/25/2051 (a)(d)	575,000	168,184
Rate Mortgage Trust, Series 2021-HB1, Class B6, 2.702%, 12/25/2051 (a)(d)	1,340,138	310,332
Rate Mortgage Trust, Series 2021-J1, Class B4, 2.705%, 7/25/2051 (a)(d)	1,291,000	506,158
Rate Mortgage Trust, Series 2021-J1, Class B5, 2.705%, 7/25/2051 (a)(d)	922,000	272,373
Rate Mortgage Trust, Series 2021-J1, Class B6, 2.705%, 7/25/2051 (a)(d)	737,919	169,219
Rate Mortgage Trust, Series 2022-J1, Class B4, 2.750%, 1/25/2052 (a)(d)	3,601,825	1,781,924
RBSSP Resecuritization Trust, Series 2009-3, Class 3A3, 5.750%, 9/26/2035 (a)(d)	1,451,889	1,279,695
Residential Accredit Loans, Inc. Trust, Series 2005-QA13, Class 2A1, 5.255%, 12/25/2035 (d)(i)	3,516,119	3,122,518
Residential Accredit Loans, Inc. Trust, Series 2005-QA8, Class CB21, 5.093%, 7/25/2035 (d)	422,771	232,495
Residential Accredit Loans, Inc. Trust, Series 2005-QO5, Class X, 1.707%, 1/25/2046 (d)(e)	21,392,017	1,172,753
Residential Accredit Loans, Inc. Trust, Series 2005-QS10, Class 3A3, 5.500%, 8/25/2035	718,654	594,379
Residential Accredit Loans, Inc. Trust, Series 2005-QS13, Class AP, 0.000%, 9/25/2035 (f)	206,035	107,499
Residential Accredit Loans, Inc. Trust, Series 2005-QS14, Class 2A1, 6.000%, 9/25/2035 (i)	6,136,138	2,120,925
Residential Accredit Loans, Inc. Trust, Series 2005-QS15, Class 3A, 6.000%, 10/25/2035 (i)	4,866,925	4,154,675
Residential Accredit Loans, Inc. Trust, Series 2005-QS16, Class A1, 5.500% (TSFR1M + 0.814%), 11/25/2035 (b)	351,774	271,426
Residential Accredit Loans, Inc. Trust, Series 2005-QS17, Class A1, 6.000%, 12/25/2035 (i)	1,793,731	1,657,863
Residential Accredit Loans, Inc. Trust, Series 2005-QS17, Class AP, 0.000%, 12/25/2035 (f)	278,072	163,901
Residential Accredit Loans, Inc. Trust, Series 2006-QA5, Class 1A1, 5.810% (TSFR1M + 0.474%), 7/25/2036 (b)	112,032	43,698
Residential Accredit Loans, Inc. Trust, Series 2006-QA5, Class 1A3, 5.890% (TSFR1M + 0.554%), 7/25/2036 (b)	584,568	228,635
Residential Accredit Loans, Inc. Trust, Series 2006-QA7, Class 2A1, 5.820% (TSFR1M + 0.484%), 8/25/2036 (b)(i)	4,938,405	4,349,273
Residential Accredit Loans, Inc. Trust, Series 2006-QA9, Class A1, 5.810% (TSFR1M + 0.474%), 11/25/2036 (b)	1,442,580	787,934
Residential Accredit Loans, Inc. Trust, Series 2006-QS10, Class A10, 6.000%, 8/25/2036	171,626	144,182
Residential Accredit Loans, Inc. Trust, Series 2006-QS10, Class A15, 6.000%, 8/25/2036	224,025	188,518
Residential Accredit Loans, Inc. Trust, Series 2006-QS11, Class 1A1, 6.500%, 8/25/2036 (i)	3,026,657	2,398,120
Residential Accredit Loans, Inc. Trust, Series 2006-QS11, Class 1A2, 6.000%, 8/25/2036 (i)	2,133,736	1,632,342
Residential Accredit Loans, Inc. Trust, Series 2006-QS11, Class 1A8, 6.000%, 8/25/2036 (i)	2,125,840	1,609,629
Residential Accredit Loans, Inc. Trust, Series 2006-QS12, Class AP, 0.000%, 9/25/2036 (f)	77,485	45,687
Residential Accredit Loans, Inc. Trust, Series 2006-QS14, Class A13, 6.500%, 11/25/2036	777,953	660,788
Residential Accredit Loans, Inc. Trust, Series 2006-QS14, Class A15, 5.750% (TSFR1M + 0.414%), 11/25/2036 (b)	1,481,944	1,022,239
Residential Accredit Loans, Inc. Trust, Series 2006-QS14, Class A25, 6.500%, 11/25/2036 (i)	5,056,449	4,147,815
Residential Accredit Loans, Inc. Trust, Series 2006-QS15, Class A5, 6.500%, 10/25/2036	975,075	835,812
Residential Accredit Loans, Inc. Trust, Series 2006-QS15, Class AP, 0.000%, 10/25/2036 (f)	115,071	59,030
Residential Accredit Loans, Inc. Trust, Series 2006-QS16, Class A3, 6.000% (TSFR1M + 0.664%), 11/25/2036 (b)(i)	6,519,926	4,929,299
Residential Accredit Loans, Inc. Trust, Series 2006-QS16, Class AP, 0.000%, 11/25/2036 (f)	102,270	50,138
Residential Accredit Loans, Inc. Trust, Series 2006-QS18, Class 2A1, 5.900% (TSFR1M + 0.564%), 12/25/2036 (b)(i)	4,568,247	3,064,915
Residential Accredit Loans, Inc. Trust, Series 2006-QS2, Class 1A5, 6.450% (TSFR1M + 1.114%), 2/25/2036 (b)	626,503	453,911

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
Residential Accredit Loans, Inc. Trust, Series 2006-QS3, Class 1A1, 5.500% (TSFR1M + 0.814%), 3/25/2036 (b)(i)	$2,513,357	$1,987,653
Residential Accredit Loans, Inc. Trust, Series 2006-QS3, Class 1A8, 5.850% (TSFR1M + 0.514%), 3/25/2036 (b)	1,355,990	1,089,199
Residential Accredit Loans, Inc. Trust, Series 2006-QS5, Class A1, 6.000%, 5/25/2036	780,565	671,148
Residential Accredit Loans, Inc. Trust, Series 2006-QS5, Class AP, 0.000%, 5/25/2036 (f)	30,050	18,592
Residential Accredit Loans, Inc. Trust, Series 2006-QS9, Class 1A8, 6.100% (TSFR1M + 0.764%), 7/25/2036 (b)	912,341	647,176
Residential Accredit Loans, Inc. Trust, Series 2006-QS9, Class 1AP, 0.000%, 7/25/2036 (f)	35,878	20,527
Residential Accredit Loans, Inc. Trust, Series 2006-QS9, Class 2AP, 0.000%, 7/25/2036 (f)	14,951	–
Residential Accredit Loans, Inc. Trust, Series 2007-QA2, Class A3, 5.750% (TSFR1M + 0.414%), 2/25/2037 (b)(i)	5,194,159	4,623,867
Residential Accredit Loans, Inc. Trust, Series 2007-QS1, Class 1AP, 0.000%, 1/25/2037 (f)	24,840	18,822
Residential Accredit Loans, Inc. Trust, Series 2007-QS1, Class 2A10, 6.000%, 1/25/2037	1,452,943	1,111,643
Residential Accredit Loans, Inc. Trust, Series 2007-QS10, Class A1, 6.500%, 9/25/2037 (i)	6,119,074	5,419,119
Residential Accredit Loans, Inc. Trust, Series 2007-QS3, Class AP, 0.000%, 2/25/2037 (f)	388,335	175,720
Residential Accredit Loans, Inc. Trust, Series 2007-QS4, Class 4A3, 0.000%, 3/25/2037 (f)	528,957	26,393
Residential Accredit Loans, Inc. Trust, Series 2007-QS5, Class A7, 0.000%, 3/25/2037 (f)	161,334	77,450
Residential Accredit Loans, Inc. Trust, Series 2007-QS5, Class AP, 0.000%, 3/25/2037 (f)	177,244	86,131
Residential Accredit Loans, Inc. Trust, Series 2007-QS6, Class AP, 0.000%, 4/25/2037 (f)	301,189	140,618
Residential Accredit Loans, Inc. Trust, Series 2007-QS7, Class 1A7, 6.000% (TSFR1M + 0.664%), 5/25/2037 (b)	471,310	319,142
Residential Accredit Loans, Inc. Trust, Series 2007-QS7, Class 2A1, 6.750%, 6/25/2037 (i)	29,272,477	12,095,212
Residential Accredit Loans, Inc. Trust, Series 2007-QS9, Class AP, 0.000%, 7/25/2037 (f)	849,025	362,544
Residential Asset Securitization Trust, Series 2005-A11, Class 1A1, 5.500% (TSFR1M + 0.564%), 10/25/2035 (b)	1,692,987	1,002,049
Residential Asset Securitization Trust, Series 2005-A11, Class 1A3, 5.500%, 10/25/2035	1,528,747	1,046,532
Residential Asset Securitization Trust, Series 2005-A11, Class PO, 0.000%, 10/25/2035 (f)	585,420	270,235
Residential Asset Securitization Trust, Series 2005-A14, Class A3, 5.500%, 12/25/2035	607,893	330,887
Residential Asset Securitization Trust, Series 2006-A2, Class A5, 6.000% (TSFR1M + 0.814%), 1/25/2046 (b)	1,854,137	673,510
Residential Asset Securitization Trust, Series 2006-A8, Class 2A2, 6.750%, 8/25/2036 (i)	10,294,020	3,503,837
Residential Asset Securitization Trust, Series 2006-A8, Class 2A3, 6.000%, 8/25/2036 (i)	6,224,360	1,901,480
Residential Asset Securitization Trust, Series 2006-A8, Class 2A4, 6.500%, 8/25/2036 (i)	10,224,173	3,312,029
Residential Asset Securitization Trust, Series 2007-A2, Class 2A2, 6.500%, 4/25/2037	3,941,174	1,116,673
Residential Asset Securitization Trust, Series 2007-A8, Class 1A1, 6.000%, 8/25/2037	3,903,373	2,083,765
Residential Funding Mortgage Securities Trust, Series 2005-S7, Class AP, 0.000%, 11/25/2035 (f)	20,155	13,670
Residential Funding Mortgage Securities Trust, Series 2006-S10, Class 1A3, 6.000%, 10/25/2036	403,529	360,569
Residential Funding Mortgage Securities Trust, Series 2006-S10, Class 1AP, 0.000%, 10/25/2036 (f)	11,750	6,343
Residential Funding Mortgage Securities Trust, Series 2006-S4, Class AP, 0.000%, 4/25/2036 (f)	111,819	68,795
Residential Funding Mortgage Securities Trust, Series 2006-S5, Class A4, 0.000%, 6/25/2036 (f)	31,552	17,477
Residential Funding Mortgage Securities Trust, Series 2006-S5, Class A9, 6.000%, 6/25/2036	610,220	502,833

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
Residential Funding Mortgage Securities Trust, Series 2006-S7, Class A7, 6.250%, 8/25/2036	$50,745	$41,055
Residential Funding Mortgage Securities Trust, Series 2006-SA1, Class 1A1, 4.968%, 2/25/2036 (d)	677,450	581,039
Residential Funding Mortgage Securities Trust, Series 2007-S1, Class A7, 6.000%, 1/25/2037	1,196,039	926,511
Residential Funding Mortgage Securities Trust, Series 2007-S5, Class AP, 0.000%, 5/25/2037 (f)	186,922	96,569
Rocket Mortgage Trust, Series 2021-2, Class B4, 2.563%, 6/25/2051 (a)(d)	2,457,324	1,584,959
Rocket Mortgage Trust, Series 2021-2, Class B5, 2.563%, 6/25/2051 (a)(d)	1,566,000	453,662
Rocket Mortgage Trust, Series 2021-2, Class B6, 2.563%, 6/25/2051 (a)(d)	870,254	192,555
Rocket Mortgage Trust, Series 2021-4, Class B5, 3.008%, 9/25/2051 (a)(d)	7,900,488	3,970,809
Rocket Mortgage Trust, Series 2021-4, Class B6, 3.008%, 9/25/2051 (a)(d)	6,252,521	1,599,176
Rocket Mortgage Trust, Series 2021-6, Class B5, 2.793%, 12/25/2051 (a)(d)	1,948,000	593,345
Rocket Mortgage Trust, Series 2021-6, Class B6, 2.793%, 12/25/2051 (a)(d)	1,947,847	467,931
Rocket Mortgage Trust, Series 2022-1, Class B3, 2.757%, 1/25/2052 (a)(d)	9,279,922	6,734,588
Rocket Mortgage Trust, Series 2022-1, Class B4, 2.757%, 1/25/2052 (a)(d)	5,197,193	3,363,540
Rocket Mortgage Trust, Series 2022-1, Class B5, 2.757%, 1/25/2052 (a)(d)	2,245,000	735,585
Rocket Mortgage Trust, Series 2022-1, Class B6, 2.757%, 1/25/2052 (a)(d)	2,055,771	489,051
Saluda Grade Alternative Mortgage Trust, Series 2020-SEQ1, Class A1, 3.321%, 5/25/2050 (a)(d)	4,193,025	3,947,683
Saluda Grade Alternative Mortgage Trust, Series 2020-SEQ1, Class C, 0.000%, 5/25/2050 (a)(d)(e)	33,491,424	729,410
Saluda Grade Alternative Mortgage Trust, Series 2021-FIG2, Class C, 0.000%, 10/25/2051 (a)(d)(e)	149,483	596,532
Saluda Grade Alternative Mortgage Trust, Series 2021-FIG2, Class M1, 4.250%, 10/25/2051 (a)(d)	1,449,524	1,702,187
Saluda Grade Alternative Mortgage Trust, Series 2021-FIG2, Class M2, 6.000%, 10/25/2051 (a)(d)	1,159,619	1,344,973
Saluda Grade Alternative Mortgage Trust, Series 2021-MF1, Class A1, 2.805%, 11/25/2029 (a)(d)	13,227,693	12,835,889
Saluda Grade Alternative Mortgage Trust, Series 2022-SEQ2, Class B1, 5.500%, 5/25/2055 (a)(d)	3,153,250	2,729,460
Saluda Grade Alternative Mortgage Trust, Series 2022-SEQ2, Class B2, 6.000%, 5/25/2055 (a)(d)	2,011,000	1,694,139
Saluda Grade Alternative Mortgage Trust, Series 2022-SEQ2, Class B3, 8.005%, 5/25/2055 (a)(d)	2,309,200	2,059,278
Saluda Grade Alternative Mortgage Trust, Series 2022-SEQ2, Class CERT, 0.000%, 5/25/2055 (a)	38,061,600	35,409,696
Saluda Grade Alternative Mortgage Trust, Series 2022-SEQ2, Class M1, 5.000%, 5/25/2055 (a)(d)	5,213,750	4,792,088
Saluda Grade Alternative Mortgage Trust, Series 2022-SEQ2, Class XS, 0.000%, 5/25/2055 (a)(d)(e)	128,333,060	6,175,387
Saluda Grade Alternative Mortgage Trust, Series 2023-SEQ3, Class A2, 6.889%, 6/1/2053 (a)(d)	4,250,000	4,339,649
Saluda Grade Fund Trust, Series 2022-SG2, Class A, 5.000%, 5/15/2052 (a)	15,000,000	14,221,650
Saluda Grade Mortgage Funding LLC, Series 2023-FIG3, Class A, 7.067%, 8/25/2053 (a)(d)	3,970,321	4,116,353
Saluda Grade Mortgage Funding LLC, Series 2023-FIG4, Class A, 6.718%, 11/25/2053 (a)(d)	2,452,503	2,526,493

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
Sequoia Mortgage Trust, Series 2004-7, Class A3B, 6.969% (TSFR6M + 1.528%), 8/20/2034 (b)	$25,354	$23,476
Sequoia Mortgage Trust, Series 2005-2, Class XA, 0.000%, 3/20/2035 (d)(e)	4,092,647	6,114
Sequoia Mortgage Trust, Series 2007-1, Class 5A1, 4.167%, 10/20/2046 (d)(i)	1,943,750	1,450,195
Sequoia Mortgage Trust, Series 2021-1, Class B4, 2.659%, 3/25/2051 (a)(d)	2,449,251	1,278,227
Sequoia Mortgage Trust, Series 2023-4, Class A10, 6.000%, 11/25/2053 (a)(d)	4,062,975	4,092,595
Sequoia Mortgage Trust, Series 2024-1, Class A13, 6.000%, 1/25/2054 (a)(d)	4,000,000	4,038,308
SG Residential Mortgage Trust, Series 2021-2, Class A1, 1.737%, 12/25/2061 (a)(d)	3,400,341	2,782,282
SG Residential Mortgage Trust, Series 2021-2, Class A2, 1.942%, 12/25/2061 (a)(c)(d)	8,109,716	6,697,758
SGR Residential Mortgage Trust, Series 2020-2, Class A1, 1.381%, 5/25/2065 (a)(d)	701,250	624,798
Shellpoint Asset Funding Trust, Series 2013-1, Class B4, 3.832%, 7/25/2043 (a)(d)	782,566	702,478
Shellpoint Asset Funding Trust, Series 2013-1, Class B5, 3.832%, 7/25/2043 (a)(d)(i)	2,733,914	1,619,010
Spruce Hill Mortgage Loan Trust, Series 2020-SH1, Class B2, 4.676%, 1/28/2050 (a)(d)	6,000,000	4,928,904
STAR Trust, Series 2021-1, Class B1, 3.520%, 5/25/2065 (a)(d)	1,158,500	844,691
Starwood Mortgage Residential Trust, Series 2021-2, Class A3, 1.431%, 5/25/2065 (a)(d)	200,583	184,744
Starwood Mortgage Residential Trust, Series 2021-3, Class M1, 2.491%, 6/25/2056 (a)(d)	5,170,000	3,529,724
Starwood Mortgage Residential Trust, Series 2021-5, Class A3, 2.436%, 9/25/2066 (a)(c)(d)	7,989,431	6,699,841
Starwood Mortgage Residential Trust, Series 2022-SFR3, Class A, 6.983% (TSFR1M + 1.650%), 5/17/2024 (a)(b)	1,980,859	1,985,795
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-18, Class 3A1, 4.717%, 9/25/2035 (d)(i)	1,769,211	1,212,428
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-5, Class 3A1, 4.151%, 6/25/2037 (d)(i)	3,230,308	2,557,477
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-8, Class 1A2, 6.967% (TSFR1M + 1.614%), 9/25/2037 (b)	768,798	681,688
Structured Asset Mortgage Investments Trust, Series 2004-AR1, Class X, 0.000%, 3/19/2034 (d)(e)	4,407,733	44
Structured Asset Mortgage Investments Trust, Series 2004-AR7, Class X, 0.090%, 4/19/2035 (d)(e)	6,599,533	34,786
Structured Asset Mortgage Investments Trust, Series 2005-AR2, Class 1X, 0.010%, 5/25/2045 (d)(e)	7,493,307	11,053
Structured Asset Mortgage Investments Trust, Series 2005-AR3, Class 1X, 0.012%, 8/25/2035 (d)(e)	10,436,521	18,180
Structured Asset Mortgage Investments Trust, Series 2006-AR5, Class 1X, 0.000%, 5/25/2046 (d)(e)	10,879,743	120,852
Structured Asset Mortgage Investments Trust, Series 2006-AR5, Class 4X, 0.000%, 5/25/2046 (d)(e)	35,317,202	33,622
Structured Asset Mortgage Investments Trust, Series 2006-AR8, Class X, 0.400%, 10/25/2036 (e)	54,840,199	754,327
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2003-6A, Class 2A1, 7.710%, 3/25/2033 (d)	12,818	12,206
Terwin Mortgage Trust, Series 2005-18AL, Class PX, 0.000%, 1/25/2037 (a)(d)(e)	23,176,347	132,731
TH MSR Issuer Trust, Series 2019-FT1, Class A, 8.250% (TSFR1M + 2.914%), 6/25/2024 (a)(b)	2,000,000	1,951,212
Triangle Re Ltd., Series 2021-1, Class B1, 9.950% (TSFR1M + 4.614%), 8/25/2033 (a)(b)	1,500,000	1,504,231
Triangle Re Ltd., Series 2021-3, Class M1B, 8.245% (SOFR30A + 2.900%), 2/25/2034 (a)(b)	8,400,000	8,396,254

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
Triangle Re Ltd., Series 2021-3, Class M2, 9.095% (SOFR30A + 3.750%), 2/25/2034 (a)(b)	$2,200,000	$2,200,086
Triangle Re Ltd., Series 2023-1, Class M1A, 8.745% (SOFR30A + 3.400%), 11/25/2033 (a)(b)	5,000,000	5,020,365
Unlock Hea Trust, Series 2022-1, Class A, 7.000%, 9/25/2035 (a)(c)(n)	9,008,264	8,411,611
Unlock Hea Trust, Series 2022-1, Class B, 8.000%, 9/25/2035 (a)(c)(n)	10,000,000	9,458,140
Unlock Hea Trust, Series 2023-1, Class A, 7.000%, 10/25/2038 (a)	1,835,363	1,709,718
UWM Mortgage Trust, Series 2021-INV1, Class B5, 3.157%, 8/25/2051 (a)(d)	1,595,358	1,080,775
UWM Mortgage Trust, Series 2021-INV1, Class B6, 2.901%, 8/25/2051 (a)(d)	3,358,369	1,140,539
UWM Mortgage Trust, Series 2021-INV2, Class B5, 3.248%, 9/25/2051 (a)(d)	2,091,417	1,435,854
UWM Mortgage Trust, Series 2021-INV2, Class B6, 3.126%, 9/25/2051 (a)(d)	4,331,156	1,925,338
Verus Securitization Trust, Series 2021-4, Class A3, 1.350%, 7/25/2066 (a)(d)	1,812,248	1,460,257
Verus Securitization Trust, Series 2022-3, Class M1, 4.080%, 2/25/2067 (a)(d)	2,500,000	1,838,112
Verus Securitization Trust, Series 2022-7, Class M1, 5.365%, 7/25/2067 (a)(d)	750,000	656,617
Verus Securitization Trust, Series 2022-8, Class A3, 6.127%, 9/25/2067 (a)(n)	625,571	626,166
Verus Securitization Trust, Series 2023-2, Class A2, 6.599%, 3/25/2068 (a)(n)	2,984,630	2,994,283
Verus Securitization Trust, Series 2023-8, Class M1, 7.454%, 12/25/2068 (a)(d)	850,000	859,840
Verus Securitization Trust, Series 2023-INV1, Class A2, 6.556%, 2/25/2068 (a)(n)	1,451,329	1,477,906
Verus Securitization Trust, Series 2023-INV1, Class M1, 7.590%, 2/25/2068 (a)(d)	2,300,000	2,313,848
Verus Securitization Trust, Series 2024-1, Class B1, 7.909%, 1/25/2069 (a)(d)	2,000,000	2,013,282
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-2, Class 1A1, 6.000%, 3/25/2036	923,875	860,160
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-2, Class 4CB, 6.000%, 3/25/2036	1,044,936	967,771
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-7, Class A3, 4.050%, 9/25/2036 (n)	3,140,773	895,469
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2004-AR10, Class X, 0.002%, 7/25/2044 (d)(e)	8,629,879	67,589
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2004-AR3, Class B1, 4.508%, 6/25/2034 (d)	493,483	461,836
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR18, Class 1A2, 5.034%, 1/25/2036 (d)(i)	11,237,461	10,419,251
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR6, Class X, 0.000%, 4/25/2045 (d)(e)	15,320,189	81,703
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-OA4, Class 1XPP, 0.000%, 5/25/2047 (d)(e)	67,153,908	20,415
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-OA5, Class 1XPP, 0.000%, 6/25/2047 (d)(e)	57,905,250	4,111
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2003-MS7, Class P, 0.000%, 3/25/2033 (f)	223	161
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2005-5, Class CB11, 6.000% (TSFR1M + 1.514%), 7/25/2035 (b)(i)	3,034,295	2,689,611
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2006-AR8, Class 3X1, 0.038%, 10/25/2046 (d)(e)	11,514,581	159,546
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2007-OA4, Class XPPP, 0.007%, 4/25/2047 (d)(e)	20,028,604	71,342
Wells Fargo Alternative Loan Trust, Series 2007-PA1, Class A1, 5.770% (TSFR1M + 0.434%), 3/25/2037 (b)(i)	2,871,301	2,186,053
Wells Fargo Alternative Loan Trust, Series 2007-PA2, Class 1A1, 6.000%, 6/25/2037	767,803	701,155

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class 4A1, 6.500%, 7/25/2037	$1,420,856	$1,213,991
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class 4A3, 6.500%, 7/25/2037	1,558,675	1,331,744
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR11, Class A1, 5.741%, 8/25/2036 (d)	127,266	116,521
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR14, Class 1A3, 5.870%, 10/25/2036 (d)	365,284	312,490
Wells Fargo Mortgage Backed Securities Trust, Series 2007-17, Class APO, 0.000%, 1/25/2038 (f)	16,005	9,974
Wells Fargo Mortgage Backed Securities Trust, Series 2019-3, Class B4, 3.731%, 7/25/2049 (a)(d)	1,627,000	1,117,650
Wells Fargo Mortgage Backed Securities Trust, Series 2019-4, Class B4, 3.518%, 9/25/2049 (a)(d)	2,124,000	1,387,229
Wells Fargo Mortgage Backed Securities Trust, Series 2021-1, Class B4, 2.706%, 12/25/2050 (a)(d)	1,818,000	853,051
Wells Fargo Mortgage Backed Securities Trust, Series 2021-1, Class B5, 2.706%, 12/25/2050 (a)(d)	1,011,000	404,151
Wells Fargo Mortgage Backed Securities Trust, Series 2021-1, Class B6, 2.706%, 12/25/2050 (a)(d)	1,420,044	378,534
Wells Fargo Mortgage Backed Securities Trust, Series 2022-1, Class B2, 2.972%, 8/25/2051 (a)(d)(i)	4,628,375	3,587,190
Wells Fargo Mortgage Backed Securities Trust, Series 2022-1, Class B4, 2.972%, 8/25/2051 (a)(d)	1,542,157	1,033,421
Wells Fargo Mortgage Backed Securities Trust, Series 2022-1, Class B5, 2.972%, 8/25/2051 (a)(d)	1,158,000	427,480
Wells Fargo Mortgage Backed Securities Trust, Series 2022-1, Class B6, 2.692%, 8/25/2051 (a)(d)	1,852,327	472,249
Western Mortgage Reference Notes, Series 2021-CL2, Class B, 13.845% (SOFR30A + 8.500%), 7/25/2059 (a)(b)	6,600,000	6,556,717
Western Mortgage Reference Notes, Series 2021-CL2, Class M4, 10.695% (SOFR30A + 5.350%), 7/25/2059 (a)(b)	12,795,664	12,625,430
Western Mortgage Reference Notes, Series 2021-CL2, Class M5, 11.845% (SOFR30A + 6.500%), 7/25/2059 (a)(b)	7,474,183	7,288,323
WinWater Mortgage Loan Trust, Series 2014-1, Class B5, 3.920%, 6/20/2044 (a)(d)(i)	2,370,000	1,733,081
WinWater Mortgage Loan Trust, Series 2014-2, Class B5, 4.049%, 9/20/2044 (a)(d)	1,938,000	1,493,463
WinWater Mortgage Loan Trust, Series 2015-A, Class B5, 3.839%, 6/20/2045 (a)(d)	3,899,951	1,900,840
ZeroDown LLC, Series 2021-SFR1, Class A, 3.861%, 9/25/2024 (a)(d)	9,562,622	9,600,748
ZeroDown LLC, Series 2021-SFR1, Class B, 7.677%, 9/25/2024 (a)	2,550,005	2,556,709

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost – $1,883,860,329)		$1,531,841,272

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Residential Mortgage-Backed Securities – U.S. Government Agency – 14.24%
Federal National Mortgage Association, 4.500%, 8/1/2052	$3,325,326	$3,215,933
Government National Mortgage Association, 6.000%, 2/15/2040	40,000,000	40,599,760
Government National Mortgage Association, 4.500%, 8/20/2052	8,465,286	8,242,361
Government National Mortgage Association, 5.000%, 8/20/2052	22,843,754	22,698,170
Government National Mortgage Association, 4.500%, 9/20/2052	15,197,005	14,796,807
Government National Mortgage Association, 4.500%, 11/20/2052	23,662,874	23,039,736
Government National Mortgage Association, 5.500%, 11/20/2052	9,871,416	9,938,838
Government National Mortgage Association, 6.000%, 11/20/2052	8,968,736	9,103,213
Government National Mortgage Association, 5.500%, 12/20/2052	11,458,113	11,536,372
Government National Mortgage Association, 5.500%, 2/15/2053	48,000,000	48,327,840
Government National Mortgage Association, 5.000%, 2/20/2053	8,680,682	8,622,643
Government National Mortgage Association, 6.000%, 3/20/2053 (c)	4,713,585	4,784,260
Government National Mortgage Association, 6.500%, 3/20/2053	11,000,394	11,246,550
Government National Mortgage Association, 4.500%, 4/20/2053	3,902,393	3,799,627
Government National Mortgage Association, 5.500%, 4/20/2053	31,403,357	31,657,096
Government National Mortgage Association, 4.500%, 5/20/2053	10,142,967	9,875,862
Government National Mortgage Association, 5.000%, 5/20/2053	8,930,108	8,870,402
Government National Mortgage Association, 5.000%, 6/20/2053	39,346,809	39,083,736
Government National Mortgage Association, 5.500%, 6/20/2053	12,075,770	12,158,248
Government National Mortgage Association, 5.000%, 7/20/2053	39,471,346	39,207,440
Government National Mortgage Association, 3.000%, 9/20/2053	3,926,868	3,532,622
Government National Mortgage Association, 6.000%, 10/20/2053	19,867,957	20,165,857

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES – U.S. GOVERNMENT AGENCY (Cost – $380,314,435)		$384,503,373

Residential Mortgage-Backed Securities — U.S. Government Agency Credit Risk Transfer – 1.46%
Connecticut Avenue Securities Trust, Series 2022-R08, Class 1M1, 7.895% (SOFR30A + 2.550%), 7/25/2042 (a)(b)	628,158	646,632
Connecticut Avenue Securities Trust, Series 2023-R06, Class 1M1, 7.045% (SOFR30A + 1.700%), 7/25/2043 (a)(b)	2,193,666	2,217,000
Federal Home Loan Mortgage Corp., Series 2021-HQA1, Class B2, 10.345% (SOFR30A + 5.000%), 8/25/2033 (a)(b)	3,121,727	3,310,982
Federal Home Loan Mortgage Corp., Series 2021-DNA6, Class B2, 12.845% (SOFR30A + 7.500%), 10/25/2041 (a)(b)	5,100,000	5,514,375
Federal Home Loan Mortgage Corp., Series 2022-DNA1, Class B1, 8.745% (SOFR30A + 3.400%), 1/25/2042 (a)(b)	2,000,000	2,050,000
Federal Home Loan Mortgage Corp., Series 2022-DNA3, Class M1A, 7.345% (SOFR30A + 2.000%), 4/25/2042 (a)(b)	2,556,501	2,591,694
Federal Home Loan Mortgage Corp., Series 2018-SPI4, Class B, 4.511%, 11/25/2048 (a)(c)(d)	20,443,529	13,054,134
Federal Home Loan Mortgage Corp., 6.500%, 12/1/2053	9,815,319	10,047,225

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES – U.S. GOVERNMENT AGENCY CREDIT RISK TRANSFER (Cost – $45,061,210)		$39,432,042

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2024

	Shares	Value
Warrants – 0.01%
Financial – 0.01%
Kingstone Cos, Inc. (a)	90,000	$133,200

TOTAL WARRANTS (Cost – $-)		$133,200

Whole Loans — 0.23%	Principal Amount
Agency High Balance Residential Mortgages, 5.125%, 05/24/2048	$478,299	459,948
Agency High Balance Residential Mortgages, 6.000% to 6.500%, 4/26/2037 to 8/24/2037	1,834,718	1,759,507
Savannah Grand, 10.600%, 08/06/2024	3,908,115	3,905,341

TOTAL WHOLE LOANS (Cost – $6,170,649)		$6,124,796

Short-Term Investments – 5.51%	Shares
Money Market Funds – 5.51%
First American Government Obligations Fund, Class U, 5.271% (p)	148,797,755	148,797,755

TOTAL SHORT-TERM INVESTMENTS (Cost – $148,797,755)		$148,797,755

TOTAL INVESTMENTS – 111.29% (Cost – $3,464,752,833)		$3,004,997,609
Liabilities in Excess of Other Assets – (11.29%)		(304,834,996)

NET ASSETS – 100.00%		$2,700,162,613

LIBOR: London Inter-Bank Offered Rate

SOFR: Secured Overnight Financing Rate

SOFR30A: Secured Overnight Financing Rate 30 Day Average

TSFRM: Term Secured Overnight Financing Rate

12MTA: 12 Month Treasury Average

(a)

Security exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are determined to be liquid by the Adviser, under the procedures established by the Fund’s Board of Trustees, unless otherwise denoted. At January 31, 2024, the value of these securities amounted to $1,770,574,225 or 65.57% of net assets.

(b)

Variable or floating rate security based on a reference index and spread. Certain securities are fixed to variable and currently in the fixed phase. Securities that reference SOFR may have been subject to a credit spread adjustment, particularly legacy holdings that previously referenced LIBOR and have transitioned to SOFR as the base lending rate. Rate disclosed is the rate in effect as of January 31, 2024.

(c)	All or a portion of the security has been pledged as collateral in connection with open reverse repurchase agreements. At January 31, 2024, the value of securities pledged amounted to $224,982,474.
(d)	Variable rate security. The coupon is based on an underlying pool of assets. Rate disclosed is the rate in effect as of January 31, 2024.
(e)	Interest only security.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2024

(f)	Principal only security.
(g)

Security exempt from registration under Regulation S of the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund’s liquidity guidelines. At January 31, 2024, the value of securities pledged amounted to $40,000 or less than 0.005% of net assets.

(h)	Security issued on a when-issued basis. On January 31, 2024, the total value of investments purchased on a when-issued basis was $31,201,540 or 1.16% of net assets.
(i)	All or a portion of the security has been pledged as collateral in connection with open credit agreements. At January 31, 2024, the value of securities pledged amounted to $381,625,260.
(j)	Security identified as in default as to the payment of interest. Income is not being accrued.
(k)	Security issued as a “Baby Bond”, with a par value of $25 per bond. The principal balance disclosed above represents the issuer’s outstanding principal that corresponds to the bonds held in the Fund.
(l)

As of January 31, 2024, the Fund has fair valued these securities under the procedures established by Angel Oak Capital Advisors, LLC as Valuation Designee pursuant to Rule 2a-5 under the Investment Company Act of 1940. The value of these securities amounted to $782,201 or 0.03% of net assets. Value determined using significant unobservable inputs.

(m)	Auction rate security. Rate disclosed is the rate in effect as of January 31, 2024.
(n)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate disclosed is the rate in effect as of January 31, 2024.
(o)

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(p)	Rate disclosed is the seven day yield as of January 31, 2024.

Consolidated Schedule of Open Futures Contracts

Long Futures Contracts	Expiration Month	Number of Contracts	Notional Value	Value & Unrealized Appreciation (Depreciation)
5-Year U.S. Treasury Note Future	March 2024	1,324	$143,509,187	$595,303
10-Year U.S. Treasury Note Future	March 2024	2,734	307,105,094	862,572
Total				$1,457,875
Consolidated Schedule of Open Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Value
Barclays Capital, Inc.	7.120%	12/20/2023	3/20/2024	$101,799,876	$100,000,000
Total					$100,000,000

A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing transaction under which the Fund will effectively pledge certain assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount less than the fair value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and interest and correspondingly receive back its collateral. While used as collateral, the pledged assets continue to pay principal and interest which are for the benefit of the Fund.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2024

Consolidated Schedule of Centrally Cleared Credit Default Swaps – Buy Protection (a)

Reference Obligation	Implied Credit Spread at 1/31/2024 (b)	Pay (Receive) Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount (c)	Value	Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Markit.CDX.NA.HY (d)	3.587%	5.000%	Quarterly	12/20/2028	Wells Fargo Securities, LLC	$50,000,000	($3,088,673)	($1,532,073)	($1,556,600)

(a)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(b)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on U.S. municipal issues, corporate issues or sovereign issues of an emerging country as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(c)

The maximum potential amount the Fund could be required to pay as seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(d)	Centrally cleared swap, clearing agent: Intercontinental Exchange.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financials Income Impact Fund

Schedule of Investments

January 31, 2024

	Shares	Value
Common Stocks – 1.27%
Financial – 1.27%
Bank7 Corp.	7,000	$195,650
First United Corp.	25,000	568,500
Greene County Bancorp, Inc.	6,200	155,000

TOTAL COMMON STOCKS (Cost – $738,782)		$919,150

Corporate Obligations – 96.09%	Principal Amount
Financial – 96.09%
A10 Capital LLC, 5.875%, 8/17/2026 (a)	$1,000,000	954,185
Banc of California, Inc., 5.250%, 4/15/2025	500,000	487,932
Bank of America Corp., 6.204% (SOFR + 1.990%), 11/10/2028 (b)	1,000,000	1,045,501
BankFinancial Corp., 3.750% (TSFR3M + 2.990%), 5/15/2031 (a)(b)	2,000,000	1,731,462
BankGuam Holding Co., 4.750% (TSFR3M + 4.130%), 7/1/2031 (a)(b)	2,000,000	1,744,981
Central Pacific Financial Corp., 4.750% (TSFR3M + 4.560%), 11/1/2030 (b)	1,000,000	892,845
Citizens Community Bancorp, Inc., 4.750% (TSFR3M + 3.290%), 4/1/2032 (a)(b)	1,300,000	1,090,980
Civista Bancshares, Inc., 3.250% (SOFR + 2.190%), 12/1/2031 (b)	2,500,000	2,145,281
Clear Street Holdings LLC, 5.875%, 5/15/2026 (a)	2,000,000	1,923,759
Colony Bankcorp, Inc., 5.250% (TSFR3M + 2.650%), 5/20/2032 (a)(b)	1,000,000	841,186
Dickinson Financial Corp., 4.250% (TSFR3M + 4.030%), 11/15/2030 (a)(b)	1,250,000	1,112,735
Dime Community Bancshares, Inc., 5.000% (TSFR3M + 2.180%), 5/15/2032 (b)	1,000,000	904,345
Equity Bancshares, Inc., 7.000% (TSFR3M + 6.880%), 6/30/2030 (b)	1,000,000	984,373
EverBank Financial Corp, 10.350% (TSFR3M + 4.966%), 3/15/2026 (b)	1,000,000	974,713
FedNat Holding Co., 7.750%, 3/15/2029 (c)(d)	2,500,000	400,000
Fidelity Financial Corp., 5.000% (TSFR3M + 2.470%), 4/30/2032 (a)(b)	3,000,000	2,509,598
Financial Institutions, Inc., 6.000% (3 Month LIBOR USD + 3.944%), 4/15/2030 (b)	1,500,000	1,400,118
First Bancshares, Inc., 6.400% (TSFR3M + 3.652%), 5/1/2033 (b)	2,500,000	2,246,228
First Business Financial Services, Inc., 5.500% (SOFR + 4.332%), 8/15/2029 (a)(b)	750,000	720,959
First Foundation, Inc., 3.500% (SOFR + 2.040%), 2/1/2032 (b)	1,000,000	701,563
First Internet Bancorp, 3.750% (TSFR3M + 3.110%), 9/1/2031 (b)	1,000,000	627,561
First Northwest Bancorp, 3.750% (TSFR3M + 3.000%), 3/30/2031 (b)	1,500,000	1,236,937
Firstsun Capital Bancorp, 6.000% (TSFR3M + 5.890%), 7/1/2030 (a)(b)	2,000,000	1,858,415
Flushing Financial Corp., 3.125% (TSFR3M + 2.035%), 12/1/2031 (b)	3,000,000	2,359,780
Flushing Financial Corp., 6.000% (TSFR3M + 3.130%), 9/1/2032 (b)	500,000	426,274
FS Bancorp, Inc., 3.750% (TSFR3M + 3.370%), 2/15/2031 (b)	1,000,000	874,592
Homestreet, Inc., 6.500%, 6/1/2026	750,000	677,760
Independent Bank Corp., 5.950% (TSFR3M + 5.825%), 5/31/2030 (a)(b)	750,000	699,181
Jamesmark Bancshares, Inc., 3.750% (TSFR3M + 3.050%), 10/1/2031 (a)(b)	850,000	714,957
Kingstone Cos, Inc., 12.000%, 12/30/2024 (a)	4,028,000	3,826,600
Malvern Bancorp, Inc., 9.786% (TSFR3M + 4.407%), 2/15/2027 (b)	500,000	499,809
Marble Point Loan Financing Ltd. / MPLF Funding LLC, 7.500%, 11/16/2025 (a)	3,500,000	3,311,875
Mercantile Bank Corp., 3.250% (SOFR + 2.120%), 1/30/2032 (b)	3,000,000	2,443,869
Narragansett Financial Corp., 3.875% (TSFR3M + 3.190%), 5/15/2031 (a)(b)	2,000,000	1,726,779
New York Community Bancorp, Inc., 8.434% (TSFR3M + 3.042%), 11/6/2028 (b)	1,000,000	935,000
NexBank Capital, Inc., 4.000% (TSFR3M + 3.390%), 8/15/2031 (a)(b)(c)	3,000,000	2,453,211
NexBank Capital, Inc., 6.000%, 7/15/2032 (a)(e)	1,000,000	849,553
Northpointe Bancshares, Inc., 6.000% (TSFR3M + 4.905%), 9/30/2029 (a)(b)	1,000,000	955,579
Oakstar Bancshares, Inc., 4.250% (TSFR3M + 3.516%), 4/15/2031 (a)(b)	1,000,000	872,674

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financials Income Impact Fund

Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Corporate Obligations – (continued)
Financial – (continued)
Olney Bancshares of Texas, Inc., 4.000% (TSFR3M + 3.320%), 3/15/2031 (a)(b)	$ 1,250,000	$ 1,090,457
Peapack-Gladstone Financial Corp., 8.186% (TSFR3M + 2.802%), 12/15/2027 (b)	1,000,000	957,438
Preferred Bank, 3.375% (TSFR3M + 2.780%), 6/15/2031 (b)	2,000,000	1,485,606
Primis Financial Corp., 9.529% (3 Month LIBOR USD + 3.950%), 1/31/2027 (a)(b)	1,000,000	981,800
RBB Bancorp, 4.000% (TSFR3M + 3.290%), 4/1/2031 (b)	3,000,000	2,609,622
River Financial Corp., 4.000% (TSFR3M + 3.420%), 3/15/2031 (a)(b)	1,000,000	848,383
SmartFinancial, Inc., 8.142% (TSFR3M + 2.812%), 10/2/2028 (a)(b)	1,250,000	1,204,108
South Street Securities Funding LLC, 6.250%, 12/30/2026 (a)	1,000,000	962,222
Stellar Bancorp, Inc., 4.700% (SOFR + 3.392%), 10/1/2029 (b)	1,000,000	930,278
Texas State Bankshares, Inc., 5.750% (3 Month LIBOR USD + 3.550%), 6/15/2029 (a)(b)	2,000,000	1,944,481
Trinitas Capital Management LLC, 6.000%, 7/30/2026 (a)	2,000,000	1,857,500
Trinity Capital, Inc., 4.250%, 12/15/2026	1,000,000	921,709
Valley National Bancorp, 6.250% (TSFR3M + 2.780%), 9/30/2032 (b)	2,000,000	1,679,968
Webster Financial Corp., 4.000% (TSFR3M + 2.530%), 12/30/2029 (b)	50,000	44,149

TOTAL CORPORATE OBLIGATIONS (Cost – $80,622,853)		$69,680,871

Warrants – 0.40%	Shares
Financial – 0.40%
Kingstone Cos, Inc. (a)	195,750	289,710

TOTAL WARRANTS (Cost – $0)		$289,710

Short-Term Investments – 1.37%
Money Market Funds – 1.37%
First American Government Obligations Fund, Class U, 5.271% (f)	997,046	997,046

TOTAL SHORT-TERM INVESTMENTS (Cost – $997,046)		$997,046

TOTAL INVESTMENTS – 99.13% (Cost – $82,358,681)		$71,886,777
Other Assets in Excess of Liabilities – 0.87%		634,499

NET ASSETS – 100.00%		$72,521,276

LIBOR: London Inter-Bank Offered Rate

SOFR: Secured Overnight Financing Rate

TSFRM: Term Secured Overnight Financing Rate

(a)

Security exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are determined to be liquid by the Adviser, under the procedures established by the Fund’s Board of Trustees, unless otherwise denoted. At January 31, 2024, the value of these securities amounted to $39,077,330 or 53.88% of net assets.

(b)

Variable or floating rate security based on a reference index and spread. Certain securities are fixed to variable and currently in the fixed phase. Securities that reference SOFR may have been subject to a credit spread adjustment, particularly legacy holdings that previously referenced LIBOR and have transitioned to SOFR as the base lending rate. Rate disclosed is the rate in effect as of January 31, 2024.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financials Income Impact Fund

Schedule of Investments – (continued)

January 31, 2024

(c)

As of January 31, 2024, the Fund has fair valued these securities under the procedures established by Angel Oak Capital Advisors, LLC as Valuation Designee pursuant to Rule 2a-5 under the Investment Company Act of 1940. The value of these securities amounted to $2,853,211 or 3.93% of net assets. Value determined using significant unobservable inputs.

(d)	Security identified as in default as to the payment of interest. Income is not being accrued.
(e)	Variable rate security. The coupon is based on an underlying pool of assets. Rate disclosed is the rate in effect as of January 31, 2024.
(f)	Rate disclosed is the seven day yield as of January 31, 2024.

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund

Schedule of Investments

January 31, 2024

	Principal Amount	Value
Asset-Backed Securities – 4.56%
Automobile – 2.13%
Avis Budget Rental Car Funding LLC, Series 2020-1A, Class D, 3.340%, 8/20/2026 (a)	$300,000	$283,244
Exeter Automobile Receivables Trust, Series 2023-2A, Class E, 9.750%, 11/15/2030 (a)	200,000	216,734
Lendbuzz Securitization Trust, Series 2023-3A, Class B, 9.170%, 4/16/2029 (a)	200,000	211,183
Lobel Automobile Receivables Trust, Series 2023-1, Class C, 8.310%, 10/16/2028 (a)	200,000	202,833
Skopos Auto Receivables Trust, Series 2019-1A, Class E, 7.820%, 6/15/2026 (a)	350,000	350,155
Tricolor Auto Securitization Trust, Series 2023-1A, Class E, 13.450%, 6/15/2028 (a)	100,000	106,740
USASF Receivables LLC, Series 2020-1A, Class D, 9.350%, 3/15/2027 (a)	160,371	160,987

		1,531,876

Consumer – 2.43%
Foundation Finance Trust, Series 2017-1A, Class C, 5.400%, 7/15/2033 (a)	200,000	196,361
Foundation Finance Trust, Series 2023-1A, Class D, 9.180%, 12/15/2043 (a)	200,000	201,457
Oportun Financial Corp., Series 2022-3, Class C, 10.147%, 1/8/2030 (a)	200,000	204,972
Pagaya AI Debt Selection Trust, Series 2023-3, Class B, 9.570%, 12/16/2030 (a)	199,960	205,595
Pagaya AI Debt Selection Trust, Series 2023-5, Class C, 9.099%, 4/15/2031 (a)	99,999	102,202
Prosper Marketplace Issuance Trust, Series 2023-1A, Class D, 11.240%, 7/16/2029 (a)	200,000	204,182
Purchasing Power Funding, Series 2021-A, Class D, 4.370%, 10/15/2025 (a)	146,731	146,088
Upstart Securitization Trust, Series 2021-3, Class C, 3.280%, 7/20/2031 (a)	200,000	187,080
Upstart Securitization Trust, Series 2023-1, Class C, 11.100%, 2/20/2033 (a)	100,000	101,148
Upstart Securitization Trust, Series 2023-3, Class B, 8.250%, 10/20/2033 (a)	200,000	202,591

		1,751,676

TOTAL ASSET-BACKED SECURITIES (Cost – $3,209,632)		$3,283,552

Corporate Obligations – 68.44%
Basic Materials – 5.62%
Axalta Coating Systems Dutch Holding B BV, 7.250%, 2/15/2031 (a)	250,000	260,625
Cleveland-Cliffs, Inc., 5.875%, 6/1/2027	400,000	397,553
Cleveland-Cliffs, Inc., 6.750%, 4/15/2030 (a)	500,000	503,878
CVR Partners LP / CVR Nitrogen Finance Corp., 6.125%, 6/15/2028 (a)	1,000,000	943,545
Hecla Mining Co., 7.250%, 2/15/2028	500,000	501,240
Mercer International, Inc., 5.125%, 2/1/2029	750,000	644,653
NOVA Chemicals Corp., 8.500%, 11/15/2028 (a)	200,000	209,738
Rain Carbon, Inc., 12.250%, 9/1/2029 (a)	100,000	99,625
Taseko Mines Ltd., 7.000%, 2/15/2026 (a)	500,000	491,700

		4,052,557

Communications – 8.45%
AMC Networks, Inc., 4.750%, 8/1/2025	500,000	481,674
Cars.com, Inc., 6.375%, 11/1/2028 (a)	500,000	487,605
CMG Media Corp., 8.875%, 12/15/2027 (a)	250,000	195,362
Consolidated Communications, Inc., 6.500%, 10/1/2028 (a)	500,000	431,250
CSC Holdings LLC, 5.500%, 4/15/2027 (a)	500,000	449,747
Cumulus Media New Holdings, Inc., 6.750%, 7/1/2026 (a)	542,000	348,933
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.875%, 8/15/2027 (a)	1,000,000	953,801
EquipmentShare.com, Inc., 9.000%, 5/15/2028 (a)	500,000	509,850
Gray Television, Inc., 5.375%, 11/15/2031 (a)	1,000,000	787,253

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund

Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Corporate Obligations – (continued)
Communications – (continued)
Lamar Media Corp., 4.875%, 1/15/2029	$ 250,000	$ 241,171
Nexstar Media, Inc., 5.625%, 7/15/2027 (a)	250,000	243,684
Outfront Media Capital LLC / Outfront Media Capital Corp., 5.000%, 8/15/2027 (a)	250,000	239,532
Townsquare Media, Inc., 6.875%, 2/1/2026 (a)	300,000	295,651
Univision Communications, Inc., 6.625%, 6/1/2027 (a)	250,000	247,523
Urban One, Inc., 7.375%, 2/1/2028 (a)	200,000	175,653

		6,088,689

Consumer, Cyclical – 8.89%
American Airlines, Inc. / AAdvantage Loyalty IP Ltd., 5.500%, 4/20/2026 (a)	375,000	371,567
American Axle & Manufacturing, Inc., 5.000%, 10/1/2029	1,000,000	881,096
Beacon Roofing Supply, Inc., 4.500%, 11/15/2026 (a)	250,000	242,146
Caesars Entertainment, Inc., 6.500%, 2/15/2032 (a)(b)	100,000	101,248
Carnival Corp., 6.000%, 5/1/2029 (a)	350,000	339,368
Clarios Global LP, 6.750%, 5/15/2025 (a)	226,000	226,080
Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.750%, 10/20/2028 (a)	500,000	492,210
FirstCash, Inc., 4.625%, 9/1/2028 (a)	500,000	467,432
Goodyear Tire & Rubber Co., 5.000%, 7/15/2029	500,000	468,114
Hawaiian Brand Intellectual Property Ltd., 5.750%, 1/20/2026 (a)	500,000	467,988
Installed Building Products, Inc., 5.750%, 2/1/2028 (a)	100,000	98,242
LCM Investments Holdings II LLC, 8.250%, 8/1/2031 (a)	100,000	102,686
Lithia Motors, Inc., 4.625%, 12/15/2027 (a)	250,000	239,780
Marriott Ownership Resorts, Inc., 4.750%, 1/15/2028	500,000	460,483
NCL Corp. Ltd., 3.625%, 12/15/2024 (a)	100,000	98,024
New Red Finance, Inc., 4.375%, 1/15/2028 (a)	250,000	238,498
STL Holding Co. LLC, 8.750%, 2/15/2029 (a)	450,000	450,000
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.000%, 6/1/2031 (a)	100,000	89,100
VistaJet Malta Finance PLC / Vista Management Holding, Inc., 9.500%, 6/1/2028 (a)	100,000	84,595
White Cap Buyer LLC, 6.875%, 10/15/2028 (a)	500,000	487,918

		6,406,575

Consumer, Non-cyclical – 7.24%
Arrow Bidco LLC, 10.750%, 6/15/2025 (a)	470,000	487,405
B&G Foods, Inc., 8.000%, 9/15/2028 (a)	200,000	208,692
CPI CG, Inc., 8.625%, 3/15/2026 (a)	234,000	230,268
Korn Ferry, 4.625%, 12/15/2027 (a)	250,000	239,004
Matthews International Corp., 5.250%, 12/1/2025 (a)	250,000	244,634
Medline Borrower LP, 5.250%, 10/1/2029 (a)	500,000	465,594
NESCO Holdings, Inc., 5.500%, 4/15/2029 (a)	100,000	94,073
Performance Food Group, Inc., 4.250%, 8/1/2029 (a)	500,000	458,731
Prime Security Services Borrower LLC / Prime Finance, Inc., 3.375%, 8/31/2027 (a)	250,000	230,532
Select Medical Corp., 6.250%, 8/15/2026 (a)	500,000	500,237
Simmons Foods, Inc., 4.625%, 3/1/2029 (a)	250,000	215,170
Sotheby’s, 7.375%, 10/15/2027 (a)	300,000	288,736
Sotheby’s / Bidfair Holdings, Inc., 5.875%, 6/1/2029 (a)	500,000	432,225
TreeHouse Foods, Inc., 4.000%, 9/1/2028	250,000	223,187
Upbound Group, Inc., 6.375%, 2/15/2029 (a)	500,000	477,105
US Foods, Inc., 7.250%, 1/15/2032 (a)	200,000	209,750
VT Topco, Inc., 8.500%, 8/15/2030 (a)	200,000	207,413

		5,212,756

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund

Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Corporate Obligations – (continued)
Diversified – 0.87%
Stena International SA, 7.250%, 1/15/2031 (a)	$ 625,000	$ 626,556

Energy – 16.95%
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.750%, 1/15/2028 (a)	1,250,000	1,228,293
Antero Midstream Partners LP / Antero Midstream Finance Corp., 6.625%, 2/1/2032 (a)	100,000	99,417
Archrock Partners LP / Archrock Partners Finance Corp., 6.875%, 4/1/2027 (a)	700,000	702,320
Borr IHC Ltd. / Borr Finance LLC, 10.375%, 11/15/2030 (a)	200,000	207,921
Calumet Specialty Products Partners LP / Calumet Finance Corp., 8.125%, 1/15/2027 (a)	600,000	591,560
Calumet Specialty Products Partners LP / Calumet Finance Corp., 9.750%, 7/15/2028 (a)	200,000	200,162
CITGO Petroleum Corp., 7.000%, 6/15/2025 (a)	500,000	500,258
Comstock Resources, Inc., 6.750%, 3/1/2029 (a)	100,000	91,918
Comstock Resources, Inc., 5.875%, 1/15/2030 (a)	100,000	86,902
CrownRock LP / CrownRock Finance, Inc., 5.000%, 5/1/2029 (a)	250,000	246,227
Encino Acquisition Partners Holdings LLC, 8.500%, 5/1/2028 (a)	250,000	248,305
Enviva Partners LP / Enviva Partners Finance Corp., 6.500%, 1/15/2026 (a)(c)	400,000	150,202
Genesis Energy LP / Genesis Energy Finance Corp., 8.250%, 1/15/2029	275,000	282,916
Greenfire Resources Ltd., 12.000%, 10/1/2028 (a)	250,000	259,269
Helix Energy Solutions Group, Inc., 9.750%, 3/1/2029 (a)	250,000	262,492
Hilcorp Energy I LP / Hilcorp Finance Co., 5.750%, 2/1/2029 (a)	900,000	870,298
Kinetik Holdings LP, 5.875%, 6/15/2030 (a)	250,000	245,467
New Fortress Energy, Inc., 6.750%, 9/15/2025 (a)	250,000	247,052
New Fortress Energy, Inc., 6.500%, 9/30/2026 (a)	500,000	484,603
PBF Holding Co. LLC / PBF Finance Corp., 6.000%, 2/15/2028	500,000	489,060
Shelf Drilling Holdings Ltd., 9.625%, 4/15/2029 (a)	1,000,000	971,673
SunCoke Energy, Inc., 4.875%, 6/30/2029 (a)	500,000	452,059
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 7.500%, 10/1/2025 (a)	500,000	505,985
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 6.000%, 12/31/2030 (a)	500,000	464,728
Transocean, Inc., 11.500%, 1/30/2027 (a)	113,000	118,169
USA Compression Partners LP / USA Compression Finance Corp., 6.875%, 9/1/2027	750,000	750,098
Venture Global Calcasieu Pass LLC, 4.125%, 8/15/2031 (a)	250,000	221,294
Venture Global Calcasieu Pass LLC, 3.875%, 11/1/2033 (a)	250,000	212,425
Warrior Met Coal, Inc., 7.875%, 12/1/2028 (a)	1,009,000	1,019,623

		12,210,696

Financial – 11.25%
Enact Holdings, Inc., 6.500%, 8/15/2025 (a)	500,000	499,300
Freedom Mortgage Corp., 7.625%, 5/1/2026 (a)	500,000	498,341
Freedom Mortgage Holdings LLC, 9.250%, 2/1/2029 (a)(b)	100,000	101,589
GGAM Finance Ltd., 8.000%, 2/15/2027 (a)	500,000	515,740
Global Aircraft Leasing Co. Ltd., 6.500% Cash or 7.250% PIK, 9/15/2024 (a)	433,620	418,335
goeasy Ltd., 4.375%, 5/1/2026 (a)	500,000	478,020
goeasy Ltd., 9.250%, 12/1/2028 (a)	200,000	212,707
HAT Holdings I LLC / HAT Holdings II LLC, 3.375%, 6/15/2026 (a)	750,000	700,608
Jefferson Capital Holdings LLC, 9.500%, 2/15/2029 (a)(b)	200,000	201,706
LD Holdings Group LLC, 6.125%, 4/1/2028 (a)	400,000	325,614
LPL Holdings, Inc., 4.625%, 11/15/2027 (a)	500,000	481,702
Macquarie Airfinance Holdings Ltd., 8.125%, 3/30/2029 (a)	200,000	208,140
MPT Operating Partnership LP / MPT Finance Corp., 3.500%, 3/15/2031	500,000	306,718
Nationstar Mortgage Holdings, Inc., 6.000%, 1/15/2027 (a)	650,000	638,006
NMI Holdings, Inc., 7.375%, 6/1/2025 (a)	250,000	252,710

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund

Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Corporate Obligations – (continued)
Financial – (continued)
PennyMac Financial Services, Inc., 5.750%, 9/15/2031 (a)	$ 250,000	$ 230,966
PRA Group, Inc., 7.375%, 9/1/2025 (a)	250,000	250,588
PRA Group, Inc., 5.000%, 10/1/2029 (a)	500,000	403,807
Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 4/15/2030 (a)	500,000	352,145
StoneX Group, Inc., 8.625%, 6/15/2025 (a)	400,000	404,534
United Wholesale Mortgage LLC, 5.500%, 4/15/2029 (a)	500,000	472,725
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 6.500%, 2/15/2029 (a)	200,000	141,230

		8,095,231

Industrial – 8.38%
Advanced Drainage Systems, Inc., 6.375%, 6/15/2030 (a)	500,000	504,570
Brundage-Bone Concrete Pumping Holdings, Inc., 6.000%, 2/1/2026 (a)	250,000	246,724
Builders FirstSource, Inc., 5.000%, 3/1/2030 (a)	250,000	239,927
Cargo Aircraft Management, Inc., 4.750%, 2/1/2028 (a)	500,000	458,145
Coherent Corp., 5.000%, 12/15/2029 (a)	500,000	465,503
Covanta Holding Corp., 5.000%, 9/1/2030	250,000	214,233
Fortress Transportation and Infrastructure Investors LLC, 9.750%, 8/1/2027 (a)	250,000	259,322
Great Lakes Dredge & Dock Corp., 5.250%, 6/1/2029 (a)	300,000	258,639
Knife River Holding Co., 7.750%, 5/1/2031 (a)	500,000	525,704
MIWD Holdco LLC / MIWD Finance Corp., 5.500%, 2/1/2030 (a)	100,000	90,899
Moog, Inc., 4.250%, 12/15/2027 (a)	250,000	235,230
Mueller Water Products, Inc., 4.000%, 6/15/2029 (a)	300,000	271,708
Owens-Brockway Glass Container, Inc., 7.250%, 5/15/2031 (a)	225,000	228,094
Roller Bearing Co. of America, Inc., 4.375%, 10/15/2029 (a)	200,000	185,116
Sealed Air Corp./Sealed Air Corp. US, 7.250%, 2/15/2031 (a)	100,000	104,662
Seaspan Corp., 5.500%, 8/1/2029 (a)	500,000	430,395
Sensata Technologies BV, 5.875%, 9/1/2030 (a)	250,000	247,294
Smyrna Ready Mix Concrete LLC, 6.000%, 11/1/2028 (a)	250,000	244,180
Summit Materials LLC / Summit Materials Finance Corp., 7.250%, 1/15/2031 (a)	100,000	104,068
Vertiv Group Corp., 4.125%, 11/15/2028 (a)	500,000	464,303
XPO, Inc., 7.125%, 6/1/2031 (a)	250,000	255,825

		6,034,541

Utilities – 0.79%
Atlantica Sustainable Infrastructure PLC, 4.125%, 6/15/2028 (a)	250,000	231,695
Pike Corp., 8.625%, 1/31/2031 (a)	225,000	238,304
Vistra Operations Co. LLC, 7.750%, 10/15/2031 (a)	100,000	103,955

		573,954

TOTAL CORPORATE OBLIGATIONS (Cost – $52,075,119)		$49,301,555

	Shares
Exchange Traded Funds – 4.46%
iShares Broad USD High Yield Corporate Bond ETF	88,000	3,211,120

TOTAL EXCHANGE TRADED FUNDS (Cost – $3,006,080)		$3,211,120

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund

Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Residential Mortgage-Backed Securities – 17.89%
A&D Mortgage LLC, Series 2024-NQM1, Class B1, 8.604%, 2/25/2069 (a)(d)	$1,000,000	$ 1,003,222
COLT Mortgage Loan Trust, Series 2024-1, Class B1, 7.827%, 2/25/2069 (a)(d)	1,000,000	999,983
GCAT Trust, Series 2023-NQM2, Class B1, 6.979%, 11/25/2067 (a)(d)	850,000	803,141
GS Mortgage-Backed Securities Corp Trust, Series 2019-PJ1, Class B6, 4.044%, 8/25/2049 (a)(d)	511,534	294,376
Home RE Ltd., Series 2021-2, Class B1, 9.495% (SOFR30A + 4.150%), 1/25/2034 (a)(e)	800,000	767,158
JP Morgan Mortgage Trust, Series 2020-2, Class B4, 3.820%, 7/25/2050 (a)(d)	707,641	576,843
JP Morgan Mortgage Trust, Series 2020-3, Class B4, 3.840%, 8/25/2050 (a)(d)	703,925	578,213
New Residential Mortgage Loan Trust, Series 2022-SFR2, Class E1, 4.000%, 9/4/2039 (a)	760,000	690,068
Oaktown Re Ltd., Series 2021-2, Class B1, 9.745% (SOFR30A + 4.400%), 4/25/2034 (a)(e)	1,000,000	932,965
Progress Residential Trust, Series 2021-SFR1, Class F, 2.757%, 4/17/2038 (a)	765,000	695,370
Progress Residential Trust, Series 2021-SFR9, Class F, 4.053%, 11/17/2040 (a)	500,000	430,090
PRPM LLC, Series 2021-1, Class A1, 5.115%, 1/25/2026 (a)(d)	455,030	452,409
PRPM LLC, Series 2024-RCF1, Class M2, 4.000%, 1/25/2054 (a)(f)	1,000,000	789,657
Radnor RE Ltd., Series 2021-2, Class B1, 11.345% (SOFR30A + 6.000%), 11/25/2031 (a)(e)	750,000	783,293
Radnor RE Ltd., Series 2021-1, Class M2, 8.495% (SOFR30A + 3.150%), 12/27/2033 (a)(e)	750,000	739,214
STAR Trust, Series 2021-1, Class B1, 3.520%, 5/25/2065 (a)(d)	1,000,000	729,125
Verus Securitization Trust, Series 2021-1, Class M1, 1.968%, 1/25/2066 (a)(d)	726,000	475,333
Verus Securitization Trust, Series 2023-INV1, Class B1, 7.590%, 2/25/2068 (a)(d)	750,000	709,212
Verus Securitization Trust, Series 2023-3, Class B1, 7.958%, 3/25/2068 (a)(d)	450,000	441,467

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost – $12,746,267)		$12,891,139

Residential Mortgage-Backed Securities – U.S. Government Agency Credit Risk Transfer – 4.80%
Connecticut Avenue Securities Trust, Series 2022-R04, Class 1M2, 8.445% (SOFR30A + 3.100%), 3/25/2042 (a)(e)	370,000	385,759
Federal Home Loan Mortgage Corp., Series 2021-DNA2, Class B1, 8.745% (SOFR30A + 3.400%), 8/25/2033 (a)(e)	500,000	546,094
Federal Home Loan Mortgage Corp., Series 2021-HQA1, Class B2, 10.345% (SOFR30A + 5.000%), 8/25/2033 (a)(e)	750,000	795,469
Federal Home Loan Mortgage Corp., Series 2021-DNA6, Class B1, 8.745% (SOFR30A + 3.400%), 10/25/2041 (a)(e)	1,000,000	1,031,875
Federal Home Loan Mortgage Corp., Series 2022-HQA1, Class M2, 10.595% (SOFR30A + 5.250%), 3/25/2042 (a)(e)	650,000	700,843

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES – U.S. GOVERNMENT AGENCY CREDIT RISK TRANSFER (Cost – $3,066,618)		$3,460,040

Short-Term Investments – 1.54%	Shares
Money Market Funds – 1.54%
First American Government Obligations Fund, Class U, 5.271% (g)	1,107,159	1,107,159

TOTAL SHORT-TERM INVESTMENTS (Cost – $1,107,159)		$1,107,159

TOTAL INVESTMENTS – 101.69% (Cost – $75,210,875)		$73,254,565
Liabilities in Excess of Other Assets – (1.69%)		(1,219,572)

NET ASSETS – 100.00%		$72,034,993

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund

Schedule of Investments – (continued)

January 31, 2024

LIBOR: London Inter-Bank Offered Rate

SOFR: Secured Overnight Financing Rate

SOFR30A: Secured Overnight Financing Rate 30 Day Average

PIK: Payment In-Kind

(a)

Security exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are determined to be liquid by the Adviser, under the procedures established by the Fund’s Board of Trustees, unless otherwise denoted. At January 31, 2024, the value of these securities amounted to $62,594,090 or 86.89% of net assets.

(b)	Security issued on a when-issued basis. On January 31, 2024, the total value of investments purchased on a when-issued basis was $404,543 or 0.56% of net assets.
(c)	Security identified as in default as to the payment of interest. Income is not being accrued.
(d)	Variable rate security. The coupon is based on an underlying pool of assets. Rate disclosed is the rate in effect as of January 31, 2024.
(e)

Variable or floating rate security based on a reference index and spread. Certain securities are fixed to variable and currently in the fixed phase. Securities that reference SOFR may have been subject to a credit spread adjustment, particularly legacy holdings that previously referenced LIBOR and have transitioned to SOFR as the base lending rate. Rate disclosed is the rate in effect as of January 31, 2024.

(f)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate disclosed is the rate in effect as of January 31, 2024.
(g)	Rate disclosed is the seven day yield as of January 31, 2024.

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments

January 31, 2024

	Principal Amount	Value
Asset-Backed Securities – 42.16%
Automobile – 17.29%
ACC Trust, Series 2022-1, Class B, 2.550%, 2/20/2025 (a)	$1,230,014	$1,188,721
ACM Auto Trust, Series 2023-2A, Class A, 7.970%, 6/20/2030 (a)	939,066	947,871
American Credit Acceptance Receivables Trust, Series 2024-1, Class B, 5.600%, 11/12/2027 (a)	1,200,000	1,205,359
American Credit Acceptance Receivables Trust, Series 2023-4, Class B, 6.630%, 2/14/2028 (a)	600,000	614,009
American Credit Acceptance Receivables Trust, Series 2022-1, Class D, 2.460%, 3/13/2028 (a)	2,335,000	2,261,709
Arivo Acceptance Auto Loan Receivables Trust, Series 2021-1A, Class C, 3.770%, 3/15/2027 (a)	150,000	144,555
Arivo Acceptance Auto Loan Receivables Trust, Series 2022-1A, Class A, 3.930%, 5/15/2028 (a)	672,195	662,197
Arivo Acceptance Auto Loan Receivables Trust, Series 2022-2A, Class A, 6.900%, 1/16/2029 (a)	385,513	388,742
Avid Automobile Receivables Trust, Series 2021-1, Class C, 1.550%, 5/15/2026 (a)	672,633	668,310
Avid Automobile Receivables Trust, Series 2023-1, Class B, 7.120%, 3/15/2027 (a)	2,600,000	2,606,419
Avid Automobile Receivables Trust, Series 2021-1, Class D, 1.990%, 4/17/2028 (a)	1,000,000	967,384
Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class C, 4.240%, 9/22/2025 (a)	500,000	496,169
Avis Budget Rental Car Funding AESOP LLC, Series 2019-3A, Class A, 2.360%, 3/20/2026 (a)	1,000,000	974,912
Avis Budget Rental Car Funding AESOP LLC, Series 2020-1A, Class A, 2.330%, 8/20/2026 (a)	2,000,000	1,925,186
Avis Budget Rental Car Funding AESOP LLC, Series 2020-1A, Class B, 2.680%, 8/20/2026 (a)	2,100,000	2,010,166
CarNow Auto Receivables Trust, Series 2021-1A, Class D, 3.640%, 2/17/2026 (a)	1,250,000	1,245,425
CarNow Auto Receivables Trust, Series 2022-1A, Class B, 4.890%, 3/16/2026 (a)	465,786	462,878
Carvana Auto Receivables Trust, Series 2023-N1, Class A, 6.360%, 4/12/2027 (a)	895,866	899,438
Carvana Auto Receivables Trust, Series 2020-N1A, Class E, 5.200%, 7/15/2027 (a)	1,450,000	1,427,699
Carvana Auto Receivables Trust, Series 2021-N1, Class C, 1.300%, 1/10/2028	1,167,938	1,109,266
Carvana Auto Receivables Trust, Series 2021-N2, Class B, 0.750%, 3/10/2028	1,591,122	1,494,739
Carvana Auto Receivables Trust, Series 2021-N2, Class C, 1.070%, 3/10/2028	472,269	444,991
Carvana Auto Receivables Trust, Series 2021-N3, Class C, 1.020%, 6/12/2028	1,045,593	984,315
Chase Auto Credit Linked Notes, Series 2021-2, Class D, 1.138%, 12/26/2028 (a)	222,168	217,978
CPS Auto Receivables Trust, Series 2019-C, Class F, 6.940%, 9/15/2026 (a)	815,000	816,915
CPS Auto Receivables Trust, Series 2023-A, Class B, 5.470%, 11/16/2026 (a)	750,000	749,982
CPS Auto Receivables Trust, Series 2023-B, Class A, 5.910%, 8/16/2027 (a)	1,408,262	1,413,439
CPS Auto Receivables Trust, Series 2021-B, Class E, 3.410%, 6/15/2028 (a)	500,000	476,268
CPS Auto Receivables Trust, Series 2022-C, Class B, 4.880%, 4/15/2030 (a)	1,170,000	1,163,036
CPS Auto Trust, Series 2024-A, Class A, 5.710%, 9/15/2027 (a)	700,000	701,481
CPS Auto Trust, Series 2024-A, Class B, 5.650%, 5/15/2028 (a)	700,000	704,144
Credit Suisse ABS Trust, Series 2020-AT1, Class A, 2.610%, 10/15/2026 (a)	97,402	97,417
Donlen Fleet Lease Funding LLC, Series 2021-2, Class B, 0.980%, 12/11/2034 (a)	1,500,000	1,465,024
DT Auto Owner Trust, Series 2022-3A, Class B, 6.740%, 7/17/2028 (a)	2,700,000	2,718,336
Exeter Automobile Receivables Trust, Series 2023-2A, Class C, 5.750%, 7/17/2028	1,000,000	1,009,050
FHF Trust, Series 2021-2A, Class A, 0.830%, 12/15/2026 (a)	734,029	710,890
FHF Trust, Series 2022-2A, Class A, 6.140%, 12/15/2027 (a)	548,487	548,006
Flagship Credit Auto Trust, Series 2019-4, Class D, 3.120%, 1/15/2026 (a)	1,162,571	1,151,829
Foursight Capital Automobile Receivables Trust, Series 2022-2, Class B, 5.190%, 10/15/2027 (a)	1,200,000	1,189,942
GLS Auto Receivables Issuer Trust, Series 2020-1A, Class D, 3.680%, 11/16/2026 (a)	450,000	441,553
GLS Auto Receivables Issuer Trust, Series 2023-1A, Class B, 6.190%, 6/15/2027 (a)	2,493,000	2,492,285
GLS Auto Receivables Issuer Trust, Series 2021-1A, Class E, 3.140%, 1/18/2028 (a)	2,400,000	2,309,227
LAD Auto Receivables Trust, Series 2023-3A, Class A2, 6.090%, 6/15/2026 (a)	449,640	450,957
LAD Auto Receivables Trust, Series 2023-1A, Class A2, 5.680%, 10/15/2026 (a)	1,015,980	1,016,845
Lendbuzz Securitization Trust, Series 2022-1A, Class A, 4.220%, 5/17/2027 (a)	1,627,400	1,604,561
Lendbuzz Securitization Trust, Series 2023-1A, Class A2, 6.920%, 8/15/2028 (a)	814,276	817,598
Lendbuzz Securitization Trust, Series 2023-3A, Class A2, 7.500%, 12/15/2028 (a)	500,000	511,057

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Asset-Backed Securities – (continued)
Automobile – (continued)
Lendbuzz Securitization Trust, Series 2024-1A, Class A2, 6.190%, 8/15/2029 (a)	$ 1,000,000	$ 1,004,221
Lobel Automobile Receivables Trust, Series 2023-1, Class A, 6.970%, 7/15/2026 (a)	352,654	353,345
Prestige Auto Receivables Trust, Series 2023-2A, Class B, 6.640%, 12/15/2027 (a)	600,000	624,746
Prestige Auto Receivables Trust, Series 2022-1A, Class B, 6.550%, 7/17/2028 (a)	1,160,000	1,167,223
Prestige Auto Receivables Trust, Series 2023-2A, Class C, 7.120%, 8/15/2029 (a)	500,000	519,527
Research-Driven Pagaya Motor Asset Trust, Series 2023-3A, Class A, 7.130%, 1/26/2032 (a)	491,014	496,065
Research-Driven Pagaya Motor Asset Trust, Series 2023-4A, Class A, 7.540%, 3/25/2032 (a)	1,500,000	1,518,604
SAFCO Auto Receivables Trust, Series 2024-1A, Class A, 6.510%, 3/20/2028 (a)	700,000	701,376
Santander Bank Auto Credit-Linked Notes, Series 2022-A, Class B, 5.281%, 5/15/2032 (a)	126,304	125,965
Santander Consumer USA Holdings, Inc., Series 2024-1, Class A2, 5.710%, 2/16/2027	700,000	701,537
Santander Consumer USA Holdings, Inc., Series 2023-4, Class A2, 6.180%, 2/16/2027	252,255	253,307
Skopos Auto Receivables Trust, Series 2019-1A, Class D, 5.240%, 4/15/2025 (a)	678,486	679,540
Skopos Auto Receivables Trust, Series 2019-1A, Class E, 7.820%, 6/15/2026 (a)	500,000	500,221
Tesla Auto Lease Trust, Series 2023-A, Class A2, 5.860%, 8/20/2025 (a)	945,473	948,807
Tesla Auto Lease Trust, Series 2021-B, Class D, 1.320%, 9/22/2025 (a)	2,105,000	2,057,669
Tricolor Auto Securitization Trust, Series 2022-1A, Class B, 4.340%, 5/15/2025 (a)	409,449	409,676
Tricolor Auto Securitization Trust, Series 2023-1A, Class A, 6.480%, 8/17/2026 (a)	247,542	247,752
Tricolor Auto Securitization Trust, Series 2021-1A, Class E, 3.230%, 9/15/2026 (a)	357,284	355,088
Tricolor Auto Securitization Trust, Series 2024-1A, Class A, 6.610%, 10/15/2027 (a)	600,000	601,499
UNIFY Auto Receivables Trust, Series 2021-1A, Class B, 1.290%, 11/16/2026 (a)	1,450,000	1,390,038
United Auto Credit Securitization Trust, Series 2022-2, Class B, 5.410%, 12/10/2025 (a)	801,471	801,570
United Auto Credit Securitization Trust, Series 2022-1, Class C, 2.610%, 6/10/2027 (a)	530,417	529,902
US Auto Funding Trust, Series 2022-1A, Class A, 3.980%, 4/15/2025 (a)	1,034,062	1,010,767
US Auto Funding Trust, Series 2022-1A, Class B, 5.130%, 12/15/2025 (a)	750,000	294,404
USASF Receivables LLC, Series 2020-1A, Class D, 9.350%, 3/15/2027 (a)	5,274,599	5,294,880
Veros Automobile Receivables Trust, Series 2022-1, Class A, 3.470%, 12/15/2025 (a)	346,556	345,428
Veros Automobile Receivables Trust, Series 2020-1, Class D, 5.640%, 2/16/2027 (a)	672,257	666,571
Veros Automobile Receivables Trust, Series 2021-1, Class C, 3.640%, 8/15/2028 (a)	1,000,000	967,332
Veros Automobile Receivables Trust, Series 2023-1, Class A, 7.120%, 11/15/2028 (a)	1,136,902	1,143,105
Westlake Automobile Receivables Trust, Series 2023-4A, Class A2, 6.230%, 1/15/2027 (a)	2,000,000	2,015,756
Westlake Automobile Receivables Trust, Series 2023-P1, Class A2, 5.890%, 2/16/2027 (a)	1,000,000	1,006,508

		78,640,709

Consumer – 20.75%
ACHV ABS TRUST, Series 2023-1PL, Class C, 7.420%, 3/18/2030 (a)	1,000,000	1,008,775
ACHV ABS TRUST, Series 2023-2PL, Class B, 6.880%, 5/20/2030 (a)	1,064,897	1,069,137
ACHV ABS TRUST, Series 2023-2PL, Class C, 7.270%, 5/20/2030 (a)	3,000,000	3,026,415
ACHV ABS TRUST, Series 2023-3PL, Class C, 7.350%, 8/19/2030 (a)	440,000	446,136
Affirm Asset Securitization Trust, Series 2023-A, Class A, 6.610%, 1/18/2028 (a)	600,000	605,288
Affirm Asset Securitization Trust, Series 2023-A, Class 1A, 6.610%, 1/18/2028 (a)	400,000	403,964
Affirm Asset Securitization Trust, Series 2023-B, Class A, 6.820%, 9/15/2028 (a)	1,300,000	1,333,374
Affirm Asset Securitization Trust, Series 2023-B, Class 1B, 7.440%, 9/15/2028 (a)	1,200,000	1,222,315
Affirm Asset Securitization Trust, Series 2023-X1, Class B, 7.770%, 11/15/2028 (a)	750,000	761,117
AMCR ABS Trust, Series 2023-1A, Class A, 7.660%, 1/21/2031 (a)	652,517	658,138
Aqua Finance Trust, Series 2017-A, Class B, 6.610%, 11/15/2035 (a)	300,000	300,332
BHG Securitization Trust, Series 2022-B, Class A, 3.750%, 6/18/2035 (a)	349,810	348,853
CFMT Issuer Trust, Series 2021-GRN1, Class A, 1.100%, 3/20/2041 (a)	1,085,773	1,018,562
Conn’s, Inc., Series 2023-A, Class A, 8.010%, 1/17/2028 (a)	294,797	296,191
Conn’s, Inc., Series 2024-A, Class A, 7.050%, 1/16/2029 (a)	1,000,000	1,004,302

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Asset-Backed Securities – (continued)
Consumer – (continued)
Consumer Loan Underlying Bond CLUB Certificate Trust, Series 2019-33, Class PT, 10.009%, 10/17/2044 (a)(b)	$ 274,175	$ 251,067
Foundation Finance Trust, Series 2017-1A, Class C, 5.400%, 7/15/2033 (a)	1,600,000	1,570,886
Foundation Finance Trust, Series 2021-1A, Class A, 1.270%, 5/15/2041 (a)	817,339	728,262
Foundation Finance Trust, Series 2021-2A, Class A, 2.190%, 1/15/2042 (a)	839,867	772,794
FREED ABS Trust, Series 2021-3FP, Class D, 2.370%, 11/20/2028 (a)	300,000	291,147
Goldman Home Improvement Trust, Series 2021-GRN2, Class A, 1.150%, 6/25/2051 (a)	1,198,524	1,130,472
LendingPoint Asset Securitization Trust, Series 2022-B, Class A, 4.770%, 10/15/2029 (a)	248,258	246,066
LendingPoint Asset Securitization Trust, Series 2022-C, Class B, 7.460%, 2/15/2030 (a)	2,000,000	2,011,372
LendingPoint Pass-Through Trust, Series 2022-ST1, Class A, 2.500%, 3/15/2028 (a)	517,707	503,385
LendingPoint Pass-Through Trust, Series 2022-ST2, Class A, 3.250%, 4/15/2028 (a)	743,700	728,745
LL ABS Trust, Series 2021-1A, Class B, 2.170%, 5/15/2029 (a)	1,000,000	976,590
Marlette Funding Trust, Series 2021-1A, Class D, 2.470%, 6/16/2031 (a)	1,000,000	963,732
Marlette Funding Trust, Series 2022-3A, Class B, 5.950%, 11/15/2032 (a)	700,000	701,049
Momnt Technologies Trust, Series 2023-1A, Class A, 6.920%, 3/20/2045 (a)	800,000	810,911
Oportun Funding LLC, Series 2021-A, Class A, 1.210%, 3/8/2028 (a)	378,198	365,483
Oportun Funding LLC, Series 2022-1, Class A, 3.250%, 6/15/2029 (a)	64,721	64,702
Oportun Issuance Trust, Series 2021-C, Class A, 2.180%, 10/8/2031 (a)	2,000,000	1,871,254
Pagaya AI Debt Selection Trust, Series 2020-3, Class C, 6.430%, 5/17/2027 (a)	986,650	986,993
Pagaya AI Debt Selection Trust, Series 2021-1, Class B, 2.130%, 11/15/2027 (a)	251,681	251,077
Pagaya AI Debt Selection Trust, Series 2021-1, Class C, 4.090%, 11/15/2027 (a)	199,918	183,119
Pagaya AI Debt Selection Trust, Series 2021-HG1, Class A, 1.220%, 1/16/2029 (a)	2,119,187	2,068,874
Pagaya AI Debt Selection Trust, Series 2021-HG1, Class B, 1.820%, 1/16/2029 (a)	1,229,403	1,181,129
Pagaya AI Debt Selection Trust, Series 2021-5, Class B, 2.630%, 8/15/2029 (a)	999,882	976,951
Pagaya AI Debt Selection Trust, Series 2022-1, Class B, 3.344%, 10/15/2029 (a)	5,199,312	5,044,607
Pagaya AI Debt Selection Trust, Series 2022-3, Class A, 6.060%, 3/15/2030 (a)	985,056	986,649
Pagaya AI Debt Selection Trust, Series 2022-5, Class A, 8.096%, 6/17/2030 (a)	3,093,757	3,148,848
Pagaya AI Debt Selection Trust, Series 2023-1, Class A, 7.556%, 7/15/2030 (a)	1,780,135	1,792,683
Pagaya AI Debt Selection Trust, Series 2023-3, Class A, 7.600%, 12/16/2030 (a)	1,636,764	1,651,819
Pagaya AI Debt Selection Trust, Series 2023-5, Class B, 7.625%, 4/15/2031 (a)	2,249,981	2,279,701
Pagaya AI Debt Selection Trust, Series 2024-1, Class A, 6.660%, 7/15/2031 (a)	1,700,000	1,714,659
Pagaya AI Debt Selection Trust, Series 2024-1, Class B, 7.109%, 7/15/2031 (a)	3,100,000	3,131,000
Pagaya AI Debt Selection Trust, Series 2023-7, Class B, 7.549%, 7/15/2031 (a)	1,400,000	1,418,712
Prosper Marketplace Issuance Trust, Series 2023-1A, Class A, 7.060%, 7/16/2029 (a)	474,968	478,725
Reach Financial LLC, Series 2020-1A, Class C, 6.540%, 1/17/2028 (a)	600,699	601,731
Republic Finance Issuance Trust, Series 2020-A, Class A, 2.470%, 11/20/2030 (a)	243,883	241,177
SpringCastle America Funding LLC, Series 2020-AA, Class A, 1.970%, 9/25/2037 (a)	7,702,229	7,169,766
Theorem Funding Trust, Series 2023-1A, Class A, 7.580%, 4/15/2029 (a)	2,579,135	2,606,781
Theorem Funding Trust, Series 2022-3A, Class A, 7.600%, 4/15/2029 (a)	2,071,230	2,095,909
Theorem Funding Trust, Series 2022-3A, Class B, 8.950%, 4/15/2029 (a)	1,400,000	1,452,702
Upstart Pass-Through Trust, Series 2020-ST5, Class A, 3.000%, 12/20/2026 (a)	1,396,351	1,369,786
Upstart Pass-Through Trust, Series 2020-ST6, Class A, 3.000%, 1/20/2027 (a)	285,308	279,618
Upstart Pass-Through Trust, Series 2021-ST1, Class A, 2.750%, 2/20/2027 (a)	1,128,716	1,104,149
Upstart Pass-Through Trust, Series 2021-ST4, Class A, 2.000%, 7/20/2027 (a)	3,077,162	2,962,366
Upstart Pass-Through Trust, Series 2021-ST6, Class A, 1.850%, 8/20/2027 (a)	1,986,296	1,907,708
Upstart Pass-Through Trust, Series 2021-ST10, Class A, 2.250%, 1/20/2030 (a)	1,150,682	1,126,338
Upstart Pass-Through Trust, Series 2022-ST1, Class A, 2.600%, 3/20/2030 (a)	2,181,504	2,132,287
Upstart Pass-Through Trust, Series 2022-2A, Class A, 4.250%, 6/17/2030 (a)	421,614	411,452
Upstart Securitization Trust, Series 2019-3, Class C, 5.381%, 1/21/2030 (a)	103,470	103,401

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Asset-Backed Securities – (continued)
Consumer – (continued)
Upstart Securitization Trust, Series 2021-1, Class C, 4.060%, 3/20/2031 (a)	$ 1,530,671	$ 1,501,198
Upstart Securitization Trust, Series 2021-2, Class B, 1.750%, 6/20/2031 (a)	645,275	644,636
Upstart Securitization Trust, Series 2021-2, Class C, 3.610%, 6/20/2031 (a)	250,000	240,509
Upstart Securitization Trust, Series 2021-3, Class B, 1.660%, 7/20/2031 (a)	704,946	699,511
Upstart Securitization Trust, Series 2021-4, Class B, 1.840%, 9/20/2031 (a)	3,966,823	3,890,157
Upstart Securitization Trust, Series 2021-5, Class B, 2.490%, 11/20/2031 (a)	776,000	760,234
Upstart Securitization Trust, Series 2022-2, Class A, 4.370%, 5/20/2032 (a)	81,384	81,185
Upstart Securitization Trust, Series 2022-2, Class B, 6.100%, 5/20/2032 (a)	1,600,000	1,590,024
Upstart Securitization Trust, Series 2022-4, Class A, 5.980%, 8/20/2032 (a)	874,548	874,811
Upstart Securitization Trust, Series 2023-1, Class A, 6.590%, 2/20/2033 (a)	390,614	388,770
Upstart Securitization Trust, Series 2023-2, Class A, 6.770%, 6/20/2033 (a)	720,768	723,907
Upstart Structured Pass-Through Trust, Series 2022-1A, Class A, 3.400%, 4/15/2030 (a)	2,704,853	2,653,591

		94,400,066

Credit Card – 2.74%
Avant Credit Card Master Trust, Series 2021-1A, Class A, 1.370%, 4/15/2027 (a)	3,500,000	3,377,850
Avant Credit Card Master Trust, Series 2021-1A, Class B, 1.620%, 4/15/2027 (a)	2,250,000	2,174,605
Citibank Credit Card Issuance Trust, Series 2017-A5, Class A5, 6.071% (TSFR1M + 0.734%), 4/22/2026 (c)	1,865,000	1,869,683
Continental Finance Credit Card ABS Master Trust, Series 2020-1A, Class A, 2.240%, 12/15/2028 (a)	500,000	499,161
Continental Finance Credit Card ABS Master Trust, Series 2021-A, Class A, 2.550%, 12/17/2029 (a)	2,000,000	1,909,982
Genesis Sales Finance Master Trust, Series 2021-AA, Class A, 1.200%, 12/21/2026 (a)	2,000,000	1,922,380
Mercury Financial Credit Card Master Trust, Series 2023-1A, Class A, 8.040%, 9/20/2027 (a)	700,000	710,090

		12,463,751

Equipment – 1.38%
Octane Receivables Trust, Series 2020-1A, Class D, 5.450%, 3/20/2028 (a)	3,100,000	3,072,540
Octane Receivables Trust, Series 2023-3A, Class A2, 6.440%, 3/20/2029 (a)	1,500,000	1,519,958
Octane Receivables Trust, Series 2023-2A, Class A2, 5.880%, 6/20/2031 (a)	1,285,618	1,289,501
Verizon Master Trust, Series 2023-5, Class A1B, 6.025% (SOFR30A + 0.680%), 9/8/2028 (c)	400,000	401,696

		6,283,695

TOTAL ASSET-BACKED SECURITIES (Cost – $192,973,162)		$191,788,221

Collateralized Loan Obligations – 12.19%
Apidos CLO Ltd., Series 2015-20A, Class A1RA, 6.676% (TSFR3M + 1.362%), 7/16/2031 (a)(c)	309,568	308,926
Apidos CLO Ltd., Series XXXA, Class A1A, 6.700% (TSFR3M + 1.402%), 10/18/2031 (a)(c)	1,672,178	1,675,465
Atrium CDO Corp., Series 13A, Class A1, 6.757% (TSFR3M + 1.442%), 11/21/2030 (a)(c)	1,924,189	1,924,910
Barings Middle Market CLO Ltd., Series 2021-IA, Class X, 6.829% (TSFR3M + 1.512%), 7/20/2033 (a)(c)	1,714,286	1,712,990
Cathedral Lake CLO Ltd., Series 2021-6A, Class X, 6.586% (TSFR3M + 1.262%), 4/25/2034 (a)(c)	1,894,737	1,894,058
Cedar Funding CLO Ltd., Series 2014-4A, Class X, 6.477% (TSFR3M + 1.162%), 7/23/2034 (a)(c)	1,309,520	1,305,733
Cerberus Loan Funding LP, Series 2020-1A, Class A, 7.426% (TSFR3M + 2.112%), 10/15/2031 (a)(c)	235,030	235,075

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Collateralized Loan Obligations – (continued)
Cerberus Loan Funding LP, Series 2021-6A, Class A, 6.976% (TSFR3M + 1.662%), 11/22/2033 (a)(c)	$ 351,648	$ 350,765
CIFC Funding Ltd., Series 2015-3A, Class AR, 6.441% (TSFR3M + 1.132%), 4/19/2029 (a)(c)	2,929,685	2,929,638
Elevation CLO Ltd., Series 2021-13A, Class X, 6.576% (TSFR3M + 1.262%), 7/15/2034 (a)(c)	1,200,000	1,199,676
Elevation CLO Ltd., Series 2021-14A, Class X, 6.529% (TSFR3M + 1.212%), 10/20/2034 (a)(c)	1,750,000	1,749,484
First Eagle Commercial Loan Funding LLC, Series 2016-1A, Class A1AR, 7.276% (TSFR3M + 1.952%), 1/25/2032 (a)(c)	3,130,084	3,136,582
Golub Capital Partners CLO Ltd., Series 2013-17A, Class A1R, 7.236% (TSFR3M + 1.912%), 10/25/2030 (a)(c)	1,446,106	1,449,274
Great Lakes CLO Ltd., Series 2021-5A, Class AX, 6.526% (TSFR3M + 1.212%), 4/15/2033 (a)(c)	1,185,714	1,182,508
Greenwood Park CLO Ltd., Series 2018-1A, Class A2, 6.586% (TSFR3M + 1.272%), 4/15/2031 (a)(c)	3,649,016	3,655,989
Hayfin Kingsland Ltd., Series 2019-2A, Class XR, 6.529% (TSFR3M + 1.212%), 10/20/2034 (a)(c)	900,000	899,815
Jamestown CLO Ltd., Series 2016-9A, Class XRR, 6.486% (TSFR3M + 1.162%), 7/25/2034 (a)(c)	1,000,003	1,000,003
Lake Shore MM CLO Ltd., Series 2021-1A, Class X, 6.756% (TSFR3M + 1.442%), 10/15/2033 (a)(c)	5,016,666	5,011,438
LCM XIII LP, Series 14A, Class AR, 6.619% (TSFR3M + 1.302%), 7/20/2031 (a)(c)	879,667	878,631
Madison Park Funding Ltd., Series 2018-30A, Class A, 6.326% (TSFR3M + 1.012%), 4/15/2029 (a)(c)	1,540,822	1,540,793
Marble Point CLO Ltd., Series 2020-3A, Class X, 6.421% (TSFR3M + 1.112%), 1/19/2034 (a)(c)	333,330	332,454
Monroe Capital MML CLO Ltd., Series 2018-1A, Class A, 7.026% (TSFR3M + 1.712%), 4/15/2030 (a)(c)	1,290,312	1,287,578
Monroe Capital MML CLO Ltd., Series 2021-2A, Class X, 6.648% (TSFR3M + 1.262%), 9/14/2033 (a)(c)	1,744,000	1,742,884
Mountain View CLO LLC, Series 2016-1A, Class XR, 6.376% (TSFR3M + 1.062%), 4/14/2033 (a)(c)	1,052,632	1,050,000
Neuberger Berman CLO Ltd., Series 2017-26A, Class AR, 6.480% (TSFR3M + 1.182%), 10/18/2030 (a)(c)	939,949	937,327
Neuberger Berman CLO Ltd., Series 2015-20A, Class XR, 6.526% (TSFR3M + 1.212%), 7/15/2034 (a)(c)	2,500,000	2,498,997
NXT Capital CLO LLC, Series 2020-1A, Class A, 7.429% (TSFR3M + 2.112%), 1/20/2031 (a)(c)	4,000,000	4,000,248
OZLM Ltd., Series 2015-14A, Class X, 6.576% (TSFR3M + 1.262%), 7/15/2034 (a)(c)	400,000	398,906
Palmer Square CLO Ltd., Series 2018-1A, Class A1, 6.590% (TSFR3M + 1.292%), 4/18/2031 (a)(c)	1,287,137	1,289,235
Saranac CLO Ltd., Series 2014-2A, Class A1AR, 6.859% (TSFR3M + 1.492%), 11/20/2029 (a)(c)	1,826,304	1,830,002
TCW CLO Ltd., Series 2020-1A, Class XRR, 6.429% (TSFR3M + 1.112%), 4/20/2034 (a)(c)	1,142,857	1,142,502
TCW CLO Ltd., Series 2021-2A, Class X, 6.586% (TSFR3M + 1.262%), 7/25/2034 (a)(c)	1,600,000	1,599,587
TCW CLO Ltd., Series 2019-1A, Class XR, 6.652% (TSFR3M + 1.262%), 8/16/2034 (a)(c)	1,600,000	1,602,458
THL Credit Lake Shore MM CLO Ltd., Series 2019-1A, Class X, 6.576% (TSFR3M + 1.262%), 4/15/2033 (a)(c)	333,333	332,287
Wellfleet CLO Ltd., Series 2019-XA, Class X, 6.579% (TSFR3M + 1.262%), 7/20/2032 (a)(c)	1,363,636	1,363,291

TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost – $55,398,805)		$55,449,509

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Commercial Mortgage-Backed Securities – 2.73%
BXP Trust, Series 2017-CQHP, Class A, 6.231% (TSFR1M + 0.897%), 11/15/2034 (a)(c)	$ 1,000,000	$ 924,831
BXP Trust, Series 2017-CQHP, Class C, 6.631% (TSFR1M + 1.297%), 11/15/2034 (a)(c)	3,000,000	2,547,930
Credit Suisse Mortgage Trust, Series 2017-PFHP, Class A, 6.331% (TSFR1M + 0.997%), 12/15/2030 (a)(c)	620,000	584,734
GS Mortgage-Backed Securities Corp. Trust, Series 2018-TWR, Class B, 6.831% (TSFR1M + 1.497%), 7/15/2031 (a)(c)	775,000	616,495
GS Mortgage-Backed Securities Corp. Trust, Series 2018-HART, Class B, 6.693% (TSFR1M + 1.353%), 10/15/2031 (a)(c)	683,000	634,581
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-PTC, Class A, 6.831% (TSFR1M + 1.497%), 4/15/2031 (a)(c)	1,253,000	814,618
Natixis Commercial Mortgage Securities Trust, Series 2019-MILE, Class A, 6.913% (TSFR1M + 1.579%), 7/15/2036 (a)(c)	848,857	790,132
Velocity Commercial Capital Loan Trust, Series 2021-2, Class A, 1.520%, 8/25/2051 (a)(b)	3,283,463	2,775,846
Velocity Commercial Capital Loan Trust, Series 2021-3, Class A, 1.960%, 10/25/2051 (a)(b)	2,236,172	1,827,049
Velocity Commercial Capital Loan Trust, Series 2021-4, Class A, 2.520%, 12/26/2051 (a)(b)	1,078,774	910,517

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost – $14,742,361)		$12,426,733

Commercial Mortgage-Backed Securities – U.S. Government Agency – 9.93%
Federal Home Loan Mortgage Corp., Series K045, Class A2, 3.023%, 1/25/2025	2,189,154	2,146,691
Federal Home Loan Mortgage Corp., Series K731, Class A2, 3.600%, 2/25/2025 (b)	1,036,573	1,022,812
Federal Home Loan Mortgage Corp., Series K-F51, Class A, 5.859% (SOFR30A + 0.514%), 8/25/2025 (c)	1,460,139	1,461,179
Federal Home Loan Mortgage Corp., Series K-F60, Class A, 5.949% (SOFR30A + 0.604%), 2/25/2026 (c)	991,747	993,064
Federal Home Loan Mortgage Corp., Series K-F62, Class A, 5.939% (SOFR30A + 0.594%), 4/25/2026 (c)	700,633	697,919
Federal Home Loan Mortgage Corp., Series K-F64, Class A, 5.899% (SOFR30A + 0.554%), 6/25/2026 (c)	280,990	279,663
Federal Home Loan Mortgage Corp., Series K-F68, Class A, 5.949% (SOFR30A + 0.604%), 7/25/2026 (c)	5,299,918	5,307,020
Federal Home Loan Mortgage Corp., Series K-F74, Class AS, 5.882% (MSOFR1MC + 0.530%), 1/25/2027 (c)	44,257	44,010
Federal Home Loan Mortgage Corp., Series K-F81, Class AS, 5.744% (SOFR30A + 0.400%), 6/25/2027 (c)	1,312,395	1,306,808
Federal Home Loan Mortgage Corp., Series K-F86, Class AS, 5.664% (SOFR30A + 0.320%), 8/25/2027 (c)	3,910,370	3,881,766
Federal Home Loan Mortgage Corp., Series K-F86, Class AL, 5.749% (SOFR30A + 0.404%), 8/25/2027 (c)	1,192,826	1,188,999
Federal Home Loan Mortgage Corp., Series K-F93, Class AS, 5.654% (SOFR30A + 0.310%), 10/25/2027 (c)	835,543	828,610
Federal Home Loan Mortgage Corp., Series K-F93, Class AL, 5.739% (SOFR30A + 0.394%), 10/25/2027 (c)	977,243	973,454
Federal Home Loan Mortgage Corp., Series K-F100, Class AL, 5.589% (SOFR30A + 0.244%), 11/25/2027 (c)	3,013,851	2,986,374
Federal Home Loan Mortgage Corp., Series K-F100, Class AS, 5.524% (SOFR30A + 0.180%), 1/25/2028 (c)	1,957,462	1,941,011
Federal Home Loan Mortgage Corp., Series K-F43, Class A, 5.699% (SOFR30A + 0.354%), 1/25/2028 (c)	2,123,147	2,107,531

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Commercial Mortgage-Backed Securities – U.S. Government Agency – (continued)
Federal Home Loan Mortgage Corp., Series K-F113, Class AS, 5.574% (SOFR30A + 0.230%), 5/25/2028 (c)	$ 980,748	$ 975,869
Federal Home Loan Mortgage Corp., Series K-F48, Class A, 5.749% (SOFR30A + 0.404%), 6/25/2028 (c)	826,148	821,042
Federal Home Loan Mortgage Corp., Series K-F129, Class AS, 5.594% (SOFR30A + 0.250%), 1/25/2029 (c)	323,173	318,696
Federal Home Loan Mortgage Corp., Series KF133, Class AS, 5.714% (SOFR30A + 0.370%), 2/25/2029 (c)	1,444,039	1,431,540
Federal Home Loan Mortgage Corp., Series K-F67, Class A, 5.979% (SOFR30A + 0.634%), 8/25/2029 (c)	1,428,294	1,432,342
Federal Home Loan Mortgage Corp., Series K-F75, Class AS, 5.902% (MSOFR1MC + 0.550%), 12/25/2029 (c)	531,556	530,901
Federal Home Loan Mortgage Corp., Series K-F155, Class AS, 6.014% (SOFR30A + 0.670%), 2/25/2030 (c)	1,000,000	1,004,657
Federal Home Loan Mortgage Corp., Series K-F84, Class AL, 5.759% (SOFR30A + 0.414%), 7/25/2030 (c)	1,867,178	1,858,201
Federal Home Loan Mortgage Corp., Series K-F92, Class AS, 5.704% (SOFR30A + 0.360%), 10/25/2030 (c)	329,121	323,521
Federal Home Loan Mortgage Corp., Series K-F91, Class AL, 5.789% (SOFR30A + 0.444%), 10/25/2030 (c)	679,502	674,585
Federal Home Loan Mortgage Corp., Series KF160, Class AS, 6.044% (SOFR30A + 0.700%), 10/25/2030 (c)	2,393,440	2,396,862
Federal Home Loan Mortgage Corp., Series K-F96, Class AS, 5.644% (SOFR30A + 0.300%), 11/25/2030 (c)	262,627	257,252
Federal Home Loan Mortgage Corp., Series K-F94, Class AL, 5.759% (SOFR30A + 0.414%), 11/25/2030 (c)	824,287	816,829
Federal Home Loan Mortgage Corp., Series K-F99, Class AS, 5.544% (SOFR30A + 0.200%), 12/25/2030 (c)	1,063,435	1,046,452
Federal Home Loan Mortgage Corp., Series K-F97, Class AS, 5.594% (SOFR30A + 0.250%), 12/25/2030 (c)	254,922	251,451
Federal Home Loan Mortgage Corp., Series K-F101, Class AS, 5.544% (SOFR30A + 0.200%), 1/25/2031 (c)	324,630	317,305
Federal Home Loan Mortgage Corp., Series K-F114, Class AS, 5.564% (SOFR30A + 0.220%), 5/25/2031 (c)	229,920	225,278
Federal Home Loan Mortgage Corp., Series K-F115, Class AS, 5.554% (SOFR30A + 0.210%), 6/25/2031 (c)	918,411	904,745
Federal Home Loan Mortgage Corp., Series K-F117, Class AS, 5.584% (SOFR30A + 0.240%), 6/25/2031 (c)	537,436	532,018
Federal National Mortgage Association, 2.500%, 9/1/2024	1,921,077	1,886,460

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES – U.S. GOVERNMENT AGENCY (Cost – $45,340,276)		$45,172,917

Corporate Obligations – 2.40%
Basic Materials – 0.14%
NOVA Chemicals Corp., 5.000%, 5/1/2025 (a)	650,000	634,316

Consumer, Cyclical – 0.59%
Ford Motor Credit Co. LLC, 5.584%, 3/18/2024	2,000,000	1,999,431
General Motors Financial Co., Inc., 2.900%, 2/26/2025	200,000	195,038

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Corporate Obligations – (continued)
Consumer, Cyclical – (continued)
NCL Corp. Ltd., 3.625%, 12/15/2024 (a)	$ 500,000	$ 490,119

		2,684,588

Consumer, Non-cyclical – 0.21%
Mondelez International Holdings Netherlands BV, 0.750%, 9/24/2024 (a)	510,000	494,831
Prime Security Services Borrower LLC / Prime Finance, Inc., 5.250%, 4/15/2024 (a)	448,000	447,554

		942,385

Energy – 0.79%
Blue Racer Midstream LLC / Blue Racer Finance Corp., 7.625%, 12/15/2025 (a)	300,000	303,040
Cheniere Corpus Christi Holdings LLC, 5.875%, 3/31/2025	200,000	200,586
CITGO Petroleum Corp., 7.000%, 6/15/2025 (a)	500,000	500,257
CrownRock LP / CrownRock Finance, Inc., 5.625%, 10/15/2025 (a)	350,000	348,931
DCP Midstream Operating LP, 5.375%, 7/15/2025	200,000	200,386
MPLX LP, 4.875%, 12/1/2024	200,000	199,292
New Fortress Energy, Inc., 6.750%, 9/15/2025 (a)	300,000	296,462
Occidental Petroleum Corp., 6.950%, 7/1/2024	472,000	474,509
Sabine Pass Liquefaction LLC, 5.625%, 3/1/2025	300,000	300,611
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 7.500%, 10/1/2025 (a)	500,000	505,985
Western Midstream Operating LP, 3.100%, 2/1/2025	300,000	292,666

		3,622,725

Financial – 0.45%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 2.875%, 8/14/2024	200,000	196,990
Aircastle Ltd., 4.125%, 5/1/2024	200,000	198,786
Capital One Financial Corp., 3.300%, 10/30/2024	200,000	196,965
NMI Holdings, Inc., 7.375%, 6/1/2025 (a)	600,000	606,504
PennyMac Financial Services, Inc., 5.375%, 10/15/2025 (a)	500,000	493,596
PRA Group, Inc., 7.375%, 9/1/2025 (a)	155,000	155,364
Radian Group, Inc., 6.625%, 3/15/2025	200,000	201,059

		2,049,264

Industrial – 0.11%
Bombardier, Inc., 7.125%, 6/15/2026 (a)	500,000	504,479

Utilities – 0.11%
AmeriGas Partners LP / AmeriGas Finance Corp., 5.500%, 5/20/2025	500,000	491,661

TOTAL CORPORATE OBLIGATIONS (Cost – $10,891,668)		$10,929,418

Investment Companies – 1.09%	Shares
Affiliated Exchange Traded Funds – 1.09%
Angel Oak Ultrashort Income ETF	97,500	4,942,607

TOTAL INVESTMENT COMPANIES (Cost – $4,879,821)		$4,942,607

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Residential Mortgage-Backed Securities – 24.27%
A&D Mortgage LLC, Series 2023-NQM4, Class A1, 7.472%, 9/25/2068 (a)(d)	$ 963,477	$ 987,960
A&D Mortgage LLC, Series 2023-NQM4, Class A3, 8.100%, 9/25/2068 (a)(d)	963,477	987,568
Bellemeade Re Ltd., Series 2019-1A, Class M2, 8.150% (TSFR1M + 2.814%), 3/25/2029 (a)(c)	912,354	914,607
Bellemeade Re Ltd., Series 2019-3A, Class M1C, 7.400% (TSFR1M + 2.064%), 7/25/2029 (a)(c)	597,950	600,030
Bellemeade Re Ltd., Series 2023-1, Class M1B, 9.595% (SOFR30A + 4.250%), 10/25/2033 (a)(c)	300,000	313,207
BRAVO Residential Funding Trust, Series 2021-A, Class A1, 4.991%, 10/25/2059 (a)(d)	332,160	322,875
Bunker Hill Loan Depositary Trust, Series 2019-3, Class A3, 3.135%, 11/25/2059 (a)(d)	843,783	816,503
Cascade Funding Mortgage Trust, Series 2021-HB6, Class A, 0.898%, 6/25/2036 (a)(b)	802,577	792,139
Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A11, 6.350% (TSFR1M + 1.014%), 7/25/2049 (a)(c)	1,295,506	1,222,290
CIM Trust, Series 2019-INV2, Class A11, 6.409% (SOFR30A + 1.064%), 5/25/2049 (a)(c)	172,715	164,001
CIM Trust, Series 2021-NR2, Class A1, 2.568%, 7/25/2059 (a)(d)	2,049,282	1,952,005
COLT Mortgage Loan Trust, Series 2021-3R, Class A3, 1.513%, 12/25/2064 (a)(b)	685,168	600,353
COLT Mortgage Loan Trust, Series 2020-2, Class A3, 3.698%, 3/25/2065 (a)(b)	1,710,000	1,593,698
COLT Mortgage Loan Trust, Series 2022-7, Class A3, 6.250%, 4/25/2067 (a)(b)	564,951	567,032
Credit Suisse Mortgage Trust, Series 2019-AFC1, Class A3, 3.877%, 7/25/2049 (a)(d)	1,447,128	1,354,677
Credit Suisse Mortgage Trust, Series 2019-NQM1, Class A1, 3.656%, 10/25/2059 (a)(d)	1,021,379	987,586
Credit Suisse Mortgage Trust, Series 2021-NQM1, Class A1, 0.809%, 5/25/2065 (a)(b)	1,519,208	1,311,003
Credit Suisse Mortgage Trust, Series 2021-NQM3, Class A3, 1.632%, 4/25/2066 (a)(b)	5,199,061	4,269,162
Credit Suisse Mortgage Trust, Series 2021-NQM5, Class A3, 1.349%, 5/25/2066 (a)(b)	3,158,816	2,489,425
Credit Suisse Mortgage Trust, Series 2021-NQM7, Class A2, 1.961%, 10/25/2066 (a)(b)	3,242,524	2,700,575
Cross Mortgage Trust, Series 2023-H2, Class A1A, 7.135%, 11/25/2068 (a)(d)	979,728	998,527
Flagstar Mortgage Trust, Series 2018-6RR, Class 1A2, 6.150% (TSFR1M + 0.814%), 10/25/2048 (a)(c)	1,008,397	954,224
Galton Funding Mortgage Trust, Series 2017-1, Class A21, 3.500%, 7/25/2056 (a)(b)	36,161	33,401
GCAT Trust, Series 2020-NQM2, Class A1, 1.555%, 4/25/2065 (a)(d)	1,557,495	1,455,177
GCAT Trust, Series 2022-NQM4, Class A3, 5.730%, 8/25/2067 (a)(d)	570,398	572,521
GS Mortgage-Backed Securities Corp. Trust, Series 2014-EB1A, Class B2, 5.014%, 7/25/2044 (a)(b)	1,517,424	1,525,199
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ2, Class A1, 3.500%, 7/25/2050 (a)(b)	216,923	190,466
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ9, Class A8, 2.500%, 2/26/2052 (a)(b)	7,839,514	6,827,848
GS Mortgage-Backed Securities Corp. Trust, Series 2021-NQM1, Class A3, 1.532%, 7/25/2061 (a)(b)	1,478,001	1,279,726
Imperial Fund Mortgage Trust, Series 2021-NQM1, Class A3, 1.617%, 6/25/2056 (a)(b)	1,211,750	1,022,289
JP Morgan Mortgage Trust, Series 2023-HE1, Class A1, 7.095% (SOFR30A + 1.750%), 11/25/2053 (a)(c)	801,016	812,702
JP Morgan Mortgage Trust, Series 2019-1, Class A11, 5.500% (TSFR1M + 1.064%), 5/25/2049 (a)(c)	1,490,658	1,418,010
JP Morgan Mortgage Trust, Series 2019-5, Class A11, 6.350% (TSFR1M + 1.014%), 11/25/2049 (a)(c)	720,888	685,712
JP Morgan Mortgage Trust, Series 2019-6, Class A3, 3.500%, 12/25/2049 (a)(b)	1,588,381	1,449,692
JP Morgan Mortgage Trust, Series 2019-LTV3, Class A3, 3.500%, 3/25/2050 (a)(b)	168,882	167,614
JP Morgan Mortgage Trust, Series 2021-1, Class A11, 5.987% (SOFR30A + 0.650%), 6/25/2051 (a)(c)	4,106,571	3,760,888
Legacy Mortgage Asset Trust, Series 2021-GS1, Class A1, 4.892%, 10/25/2066 (a)(d)	517,744	491,919

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
Mello Mortgage Capital Acceptance, Series 2021-MTG2, Class A10, 2.500%, 6/25/2051 (a)(b)	$ 3,565,070	$ 3,133,379
METLIFE Securitization Trust, Series 2020-INV1, Class A5, 3.000%, 5/25/2050 (a)(b)	1,698,713	1,457,610
MFA Trust, Series 2023-INV1, Class A3, 6.600%, 2/25/2058 (a)(d)	1,377,591	1,398,090
Mill City Mortgage Loan Trust, Series 2021-NMR1, Class A1, 1.125%, 11/25/2060 (a)(b)	949,804	898,750
New Residential Mortgage Loan Trust, Series 2021-INV1, Class A6, 2.500%, 6/25/2051 (a)(b)	2,231,451	1,968,218
NMLT Trust, Series 2021-INV1, Class A3, 1.797%, 5/25/2056 (a)(b)	1,405,083	1,168,853
OBX Trust, Series 2018-EXP1, Class 2A2, 6.450% (TSFR1M + 1.114%), 4/25/2048 (a)(c)	36,762	36,402
OBX Trust, Series 2020-EXP1, Class 2A1, 6.200% (TSFR1M + 0.864%), 2/25/2060 (a)(c)	482,525	443,563
OBX Trust, Series 2021-NQM1, Class A3, 1.329%, 2/25/2066 (a)(b)	4,254,082	3,560,177
Pretium Mortgage Credit Partners LLC, Series 2021-NPL3, Class A1, 1.868%, 7/25/2051 (a)(d)	4,374,052	4,245,578
PRKCM Trust, Series 2023-AFC1, Class A3, 7.304%, 2/25/2058 (a)(d)	1,332,387	1,360,838
PRPM LLC, Series 2024-RCF1, Class A3, 4.000%, 1/25/2054 (a)(d)	500,000	449,210
PRPM LLC, Series 2022-NQM1, Class A3, 5.500%, 8/25/2067 (a)(d)	2,221,299	2,209,455
PRPM LLC, Series 2021-3, Class A1, 1.867%, 4/25/2026 (a)(d)	76,409	74,607
PRPM LLC, Series 2021-5, Class A1, 1.793%, 6/25/2026 (a)(d)	96,085	93,203
PRPM LLC, Series 2021-6, Class A1, 1.793%, 7/25/2026 (a)(d)	2,626,466	2,560,607
PRPM LLC, Series 2021-7, Class A1, 1.867%, 8/25/2026 (a)(d)	746,741	725,656
RCO Mortgage LLC, Series 2022-1, Class A1, 3.000%, 1/25/2027 (a)(d)	2,127,989	2,048,796
Saluda Grade Alternative Mortgage Trust, Series 2021-MF1, Class A1, 2.805%, 11/25/2029 (a)(b)	4,724,176	4,584,246
Sequoia Mortgage Trust, Series 2023-4, Class A10, 6.000%, 11/25/2053 (a)(b)	692,553	697,601
SG Residential Mortgage Trust, Series 2021-2, Class A2, 1.942%, 12/25/2061 (a)(b)	3,931,030	3,246,610
Starwood Mortgage Residential Trust, Series 2020-INV1, Class A3, 1.593%, 11/25/2055 (a)(b)	1,939,970	1,769,724
Starwood Mortgage Residential Trust, Series 2021-3, Class A3, 1.518%, 6/25/2056 (a)(b)	3,150,175	2,579,789
Starwood Mortgage Residential Trust, Series 2021-5, Class A2, 2.178%, 9/25/2066 (a)(b)	3,943,894	3,273,669
Starwood Mortgage Residential Trust, Series 2021-5, Class A3, 2.436%, 9/25/2066 (a)(b)	3,480,930	2,919,066
Starwood Mortgage Residential Trust, Series 2022-3, Class A1, 4.161%, 3/25/2067 (a)(b)	1,313,099	1,247,984
Towd Point Mortgage Trust, Series 2019-HY3, Class A1A, 6.450% (TSFR1M + 1.114%), 10/25/2059 (a)(c)	1,071,126	1,073,799
TRK Trust, Series 2022-INV1, Class A1, 2.577%, 2/25/2057 (a)(b)	3,166,733	2,841,272
Verus Securitization Trust, Series 2019-INV3, Class M1, 3.279%, 11/25/2059 (a)(b)	2,513,000	2,236,178
Verus Securitization Trust, Series 2019-INV3, Class A2, 3.947%, 11/25/2059 (a)(b)	896,418	870,856
Verus Securitization Trust, Series 2021-4, Class A2, 1.247%, 7/25/2066 (a)(b)	1,601,090	1,292,190
Verus Securitization Trust, Series 2021-8, Class A3, 2.491%, 11/25/2066 (a)(b)	1,690,144	1,470,260
Verus Securitization Trust, Series 2022-5, Class A3, 3.800%, 4/25/2067 (a)(b)	893,344	810,806
Verus Securitization Trust, Series 2023-3, Class A3, 6.743%, 3/25/2068 (a)(d)	876,456	878,414
Verus Securitization Trust, Series 2023-2, Class A3, 6.852%, 3/25/2068 (a)(d)	852,752	854,495
Visio Trust, Series 2021-1R, Class A3, 1.688%, 5/25/2056 (a)	1,373,360	1,226,423
WinWater Mortgage Loan Trust, Series 2015-A, Class AX1, 0.339%, 6/20/2045 (a)(b)(e)	6,241,639	81,641

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost – $120,959,087)		$110,380,626

Residential Mortgage-Backed Securities – U.S. Government Agency – 0.92%
Federal Home Loan Mortgage Corp., Series 5078, Class AB, 2.000%, 9/25/2035	1,869,160	1,800,084
Federal Home Loan Mortgage Corp., Series 4776, Class QM, 3.000%, 6/15/2045	173,651	171,802

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Residential Mortgage-Backed Securities – U.S. Government Agency – (continued)
Federal National Mortgage Association, 2.915%, 10/1/2025 (b)	$ 1,631,671	$ 1,589,078
Federal National Mortgage Association, Series 2017-61, Class K, 3.500%, 8/25/2046	674,730	638,356

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES – U.S. GOVERNMENT AGENCY (Cost – $4,343,558)		$4,199,320

Residential Mortgage-Backed Securities – U.S. Government Agency Credit Risk Transfer – 1.05%
Connecticut Avenue Securities Trust, Series 2020-R02, Class 2M2, 7.459% (SOFR30A + 2.114%), 1/25/2040 (a)(c)	402,055	406,080
Connecticut Avenue Securities Trust, Series 2022-R08, Class 1M1, 7.895% (SOFR30A + 2.550%), 7/25/2042 (a)(c)	392,599	404,145
Federal Home Loan Mortgage Corp., Series K727, Class A2, 2.946%, 7/25/2024	494,834	489,772
Federal Home Loan Mortgage Corp., Series 2022-DNA1, Class M1A, 6.345% (SOFR30A + 1.000%), 1/25/2042 (a)(c)	699,542	698,447
Federal Home Loan Mortgage Corp., Series 2022-DNA3, Class M1A, 7.345% (SOFR30A + 2.000%), 4/25/2042 (a)(c)	319,563	323,962
Federal Home Loan Mortgage Corp., Series 2023-HQA1, Class M1A, 7.345% (SOFR30A + 2.000%), 5/25/2043 (a)(c)	864,986	875,811
Federal Home Loan Securities Trust, Series 2016-SC02, Class M2, 3.644%, 10/25/2046 (b)	1,687,495	1,575,585

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES – U.S. GOVERNMENT AGENCY CREDIT RISK TRANSFER (Cost – $4,853,817)		$4,773,802

Short-Term Investments – 2.15%	Shares
Money Market Funds – 2.15%
First American Government Obligations Fund, Class U, 5.271% (f)	9,776,053	9,776,053

TOTAL SHORT-TERM INVESTMENTS (Cost – $9,776,053)		$9,776,053

TOTAL INVESTMENTS – 98.89% (Cost – $464,158,608)		$449,839,206

Other Assets in Excess of Liabilities – 1.11%		5,045,382

NET ASSETS – 100.00%		$454,884,588

LIBOR: London Inter-Bank Offered Rate

SOFR: Secured Overnight Financing Rate

SOFR30A: Secured Overnight Financing Rate 30 Day Average

TSFRM: Term Secured Overnight Financing Rate

MSOFR1MC: 1 Month Secured Overnight Financing Rate Index

(a)

Security exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are determined to be liquid by the Adviser, under the procedures established by the Fund’s Board of Trustees, unless otherwise denoted. At January 31, 2024, the value of these securities amounted to $370,266,388 or 81.40% of net assets.

(b)	Variable rate security. The coupon is based on an underlying pool of assets. Rate disclosed is the rate in effect as of January 31, 2024.

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2024

(c)

Variable or floating rate security based on a reference index and spread. Certain securities are fixed to variable and currently in the fixed phase. Securities that reference SOFR may have been subject to a credit spread adjustment, particularly legacy holdings that previously referenced LIBOR and have transitioned to SOFR as the base lending rate. Rate disclosed is the rate in effect as of January 31, 2024.

(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate disclosed is the rate in effect as of January 31, 2024.
(e)	Interest only security.
(f)	Rate disclosed is the seven day yield as of January 31, 2024.

Schedule of Open Futures Contracts

Short Futures Contracts	Expiration Month	Number of Contracts	Notional Value	Value & Unrealized Appreciation (Depreciation)
2-Year U.S. Treasury Note Future	March 2024	(25)	($5,141,406)	($13,564)
3 Year ERIS SOFR Swap Future	September 2025	(166)	(15,432,340)	22,841
3 Year ERIS SOFR Swap Future	December 2025	(293)	(28,069,810)	35,424
4 Year ERIS SOFR Swap Future	December 2026	(300)	(28,416,660)	47,790
Total				$92,491

See accompanying notes which are an integral part of these financial statements.

Angel Oak Total Return Bond Fund

Schedule of Investments

January 31, 2024

	Principal Amount	Value
Asset-Backed Securities – 7.77%
Automobile – 1.46%
Carvana Auto Receivables Trust, Series 2020-N1A, Class E, 5.200%, 7/15/2027 (a)	$150,000	$147,693
Carvana Auto Receivables Trust, Series 2023-P3, Class D, 6.820%, 8/12/2030 (a)	100,000	104,555
Tricolor Auto Securitization Trust, Series 2022-1A, Class F, 9.800%, 7/16/2029 (a)	200,000	198,457

		450,705

Consumer – 2.98%
Foundation Finance Trust, Series 2021-2A, Class D, 5.730%, 1/15/2042 (a)	500,000	471,060
Goldman Home Improvement Trust, Series 2021-GRN2, Class D, 4.000%, 6/25/2051 (a)	500,000	448,972

		920,032

Solar – 3.33%
Helios Issuer LLC, Series 2021-B, Class A, 1.620%, 7/20/2048 (a)	812,621	695,797
Loanpal Solar Loan Ltd., Series 2021-1GS, Class A, 2.290%, 1/20/2048 (a)	310,623	247,785
Mosaic Solar Loans LLC, Series 2017-2A, Class A, 3.820%, 6/22/2043 (a)	93,164	86,858

		1,030,440

TOTAL ASSET-BACKED SECURITIES (Cost – $2,656,802)		$2,401,177

Commercial Mortgage-Backed Securities – 2.89%
BBCMS Mortgage Trust, Series 2022-C17, Class A5, 4.441%, 9/15/2055	200,000	189,141
Greystone CRE Notes Ltd., Series 2021-HC2, Class C, 8.702% (TSFR1M + 3.364%), 12/15/2039 (a)(b)	250,000	229,192
X-Caliber Funding LLC, 5.000%, 9/1/2024 (a)	500,000	476,754

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost – $931,914)		$895,087

Commercial Mortgage-Backed Securities – U.S. Government Agency – 5.04%
Federal Home Loan Mortgage Corp., Series 2019-KF58, Class B, 7.609% (SOFR30A + 2.264%), 1/25/2026 (a)(b)	253,287	247,784
Federal Home Loan Mortgage Corp., Series K-G05, Class A2, 2.000%, 1/25/2031	250,000	213,800
Federal Home Loan Mortgage Corp., Series KSG3, Class A2, 2.650%, 5/25/2032 (c)	200,000	174,876
Federal Home Loan Mortgage Corp., Series K-SG4, Class A2, 3.400%, 8/25/2032 (c)	1,000,000	922,388

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES – U.S. GOVERNMENT AGENCY (Cost – $1,631,883)		$1,558,848

Corporate Obligations – 5.45%
Financial – 5.45%
Dime Community Bancshares, Inc., 5.000% (TSFR3M + 2.180%), 5/15/2032 (b)	500,000	452,172
Forbright, Inc., 4.000% (TSFR3M + 2.890%), 1/1/2032 (a)(b)	500,000	407,086
Mercantile Bank Corp., 3.250% (SOFR + 2.120%), 1/30/2032 (b)	500,000	407,312
Preferred Bank, 3.375% (TSFR3M + 2.780%), 6/15/2031 (b)	250,000	185,701
Renasant Corp., 3.000% (TSFR3M + 1.910%), 12/1/2031 (b)	300,000	233,555

TOTAL CORPORATE OBLIGATIONS (Cost – $2,050,017)		$1,685,826

Residential Mortgage-Backed Securities – 43.35%
BRAVO Residential Funding Trust, Series 2021-A, Class A1, 4.991%, 10/25/2059 (a)(d)	265,728	258,300
BRAVO Residential Funding Trust, Series 2021-NQM2, Class A3, 1.435%, 3/25/2060 (a)(c)	536,748	502,925

See accompanying notes which are an integral part of these financial statements.

Angel Oak Total Return Bond Fund

Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
COLT Mortgage Loan Trust, Series 2024-1, Class A1, 5.835%, 2/25/2069 (a)(c)	$ 300,000	$ 299,996
COLT Mortgage Loan Trust, Series 2021-3, Class M1, 2.304%, 9/27/2066 (a)(c)	135,000	78,431
COLT Mortgage Loan Trust, Series 2022-2, Class B1, 3.953%, 2/25/2067 (a)(c)	500,000	383,080
COLT Mortgage Loan Trust, Series 2024-INV1, Class A3, 6.479%, 12/25/2068 (a)(d)	1,000,000	1,009,758
Corevest American Finance Trust, Series 2020-4, Class D, 2.712%, 12/15/2052 (a)	300,000	241,765
Credit Suisse Mortgage Trust, Series 2021-AFC1, Class M1, 2.193%, 3/25/2056 (a)(c)	1,000,000	569,268
Credit Suisse Mortgage Trust, Series 2021-NQM2, Class M1, 2.282%, 2/25/2066 (a)(c)	50,000	31,038
Deephaven Residential Mortgage Trust, Series 2021-2, Class M1, 2.217%, 4/25/2066 (a)(c)	100,000	73,675
Ellington Financial Mortgage Trust, Series 2021-2, Class M1, 2.296%, 6/25/2066 (a)(c)	139,000	91,995
GCAT Trust, Series 2021-NQM7, Class A1, 1.915%, 8/25/2066 (a)(c)	272,570	248,976
Imperial Fund Mortgage Trust, Series 2021-NQM1, Class A3, 1.617%, 6/25/2056 (a)(c)	242,350	204,458
JP Morgan Mortgage Trust, Series 2019-6, Class B3, 4.245%, 12/25/2049 (a)(c)	91,153	79,817
JP Morgan Mortgage Trust, Series 2020-2, Class B4, 3.820%, 7/25/2050 (a)(c)	349,225	284,676
JP Morgan Mortgage Trust, Series 2020-3, Class B4, 3.840%, 8/25/2050 (a)(c)	347,392	285,352
JP Morgan Wealth Management, Series 2020-ATR1, Class A5, 3.000%, 2/25/2050 (a)(c)	2,000,000	1,686,450
Mello Mortgage Capital Acceptance, Series 2022-INV2, Class A15, 3.000%, 4/25/2052 (a)(c)	2,237,374	1,880,969
MFA Trust, Series 2021-RPL1, Class A2, 2.072%, 7/25/2060 (a)(c)	500,000	401,643
MFA Trust, Series 2021-RPL1, Class M2, 2.855%, 7/25/2060 (a)(c)	500,000	391,705
Mill City Mortgage Loan Trust, Series 2017-2, Class M3, 3.250%, 7/25/2059 (a)(c)	160,000	143,072
Morgan Stanley Residential Mortgage Loan Trust, Series 2023-3, Class B4, 6.581%, 9/25/2053 (a)(c)	250,000	225,315
New Residential Mortgage Loan Trust, Series 2019-2A, Class B6, 4.818%, 12/25/2057 (a)(c)	289,510	195,931
OBX Trust, Series 2022-INV1, Class A18, 3.000%, 12/25/2051 (a)(c)	182,136	150,101
Onslow Bay Mortgage Loan Trust, Series 2021-NQM2, Class A3, 1.563%, 5/25/2061 (a)(c)	291,366	230,488
PRPM LLC, Series 2021-RPL1, Class M1, 2.680%, 7/25/2051 (a)(c)	1,000,000	813,960
PRPM LLC, Series 2023-NQM3, Class M1, 7.250%, 11/25/2068 (a)(c)	250,000	251,824
Rate Mortgage Trust, Series 2021-J3, Class A25, 2.500%, 10/25/2051 (a)(c)	500,000	311,645
Sequoia Mortgage Trust, Series 2024-1, Class A13, 6.000%, 1/25/2054 (a)(c)	300,000	302,873
SGR Residential Mortgage Trust, Series 2021-1, Class M1, 2.501%, 7/25/2061 (a)(c)	744,000	462,566
Starwood Mortgage Residential Trust, Series 2022-3, Class A1, 4.161%, 3/25/2067 (a)(c)	218,850	207,997
Towd Point Mortgage Trust, Series 2020-4, Class M1, 2.875%, 10/25/2060 (a)	565,000	443,053
Verus Securitization Trust, Series 2021-5, Class M1, 2.331%, 9/25/2066 (a)(c)	250,000	148,133
Verus Securitization Trust, Series 2022-3, Class A3, 4.130%, 2/25/2067 (a)(c)	242,920	223,075
Wells Fargo Mortgage Backed Securities, Series 2021-2, Class A3, 2.500%, 6/25/2051 (a)(c)	335,002	289,679

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost – $14,127,845)		$13,403,989

Residential Mortgage-Backed Securities – U.S. Government Agency – 30.19%
Federal Home Loan Mortgage Corp., 2.000%, 6/1/2036	358,467	321,302
Federal Home Loan Mortgage Corp., 3.000%, 1/1/2052	875,139	766,767
Federal Home Loan Mortgage Corp., 5.000%, 7/1/2052	375,241	373,407
Federal Home Loan Mortgage Corp., 5.000%, 8/1/2052	921,025	911,342
Federal Home Loan Mortgage Corp., 3.500%, 9/1/2052	328,622	299,159
Federal National Mortgage Association, 4.000%, 4/1/2042	469,293	451,032
Federal National Mortgage Association, 4.500%, 7/1/2052	366,480	354,424
Federal National Mortgage Association, 4.500%, 8/1/2052	950,093	918,838
Federal National Mortgage Association, 5.000%, 8/1/2052	882,205	872,929
Government National Mortgage Association, 2.000%, 5/20/2036	195,526	171,451
Government National Mortgage Association, 2.500%, 2/20/2051	206,703	179,483

See accompanying notes which are an integral part of these financial statements.

Angel Oak Total Return Bond Fund

Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Residential Mortgage-Backed Securities – U.S. Government Agency – (continued)
Government National Mortgage Association, 2.500%, 4/20/2051	$ 138,620	$ 120,452
Government National Mortgage Association, 2.500%, 4/20/2051	227,282	195,221
Government National Mortgage Association, 2.500%, 4/20/2051	226,572	196,736
Government National Mortgage Association, 2.500%, 4/20/2051	244,353	211,717
Government National Mortgage Association, 4.500%, 8/20/2052	796,079	775,115
Government National Mortgage Association, 5.000%, 10/20/2052	464,571	462,045
Government National Mortgage Association, 5.000%, 11/20/2052	469,864	466,723
Government National Mortgage Association, 4.500%, 2/20/2053	830,234	808,371
Government National Mortgage Association, 4.500%, 5/20/2053	490,140	477,233

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES – U.S. GOVERNMENT AGENCY (Cost – $9,739,195)		$9,333,747

Residential Mortgage-Backed Securities – U.S. Government Agency Credit Risk Transfer – 1.67%
Federal Home Loan Mortgage Corp., Series 2021-DNA6, Class B1, 8.745% (SOFR30A + 3.400%), 10/25/2041 (a)(b)	500,000	515,937

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES – U.S. GOVERNMENT AGENCY CREDIT RISK TRANSFER (Cost – $477,812)		$515,937

Short-Term Investments – 2.79%	Shares
Money Market Funds – 2.79%
First American Government Obligations Fund, Class U, 5.271% (e)	861,780	861,780

TOTAL SHORT-TERM INVESTMENTS (Cost – $861,780)		$861,780

TOTAL INVESTMENTS – 99.15% (Cost – $32,477,248)		$30,656,391

Other Assets in Excess of Liabilities – 0.85%		262,358

NET ASSETS – 100.00%		$30,918,749

LIBOR: London Inter-Bank Offered Rate

SOFR: Secured Overnight Financing Rate

SOFR30A: Secured Overnight Financing Rate 30 Day Average

TSFRM: Term Secured Overnight Financing Rate

(a)

Security exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are determined to be liquid by the Adviser, under the procedures established by the Fund’s Board of Trustees, unless otherwise denoted. At January 31, 2024, the value of these securities amounted to $17,681,919 or 57.19% of net assets.

(b)

Variable or floating rate security based on a reference index and spread. Certain securities are fixed to variable and currently in the fixed phase. Securities that reference SOFR may have been subject to a credit spread adjustment, particularly legacy holdings that previously referenced LIBOR and have transitioned to SOFR as the base lending rate. Rate disclosed is the rate in effect as of January 31, 2024.

(c)	Variable rate security. The coupon is based on an underlying pool of assets. Rate disclosed is the rate in effect as of January 31, 2024.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Total Return Bond Fund

Schedule of Investments – (continued)

January 31, 2024

(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate disclosed is the rate in effect as of January 31, 2024.
(e)	Rate disclosed is the seven day yield as of January 31, 2024.

Schedule of Open Futures Contracts

Long Futures Contracts	Expiration Month	Number of Contracts	Notional Value	Value & Unrealized Appreciation (Depreciation)
5-Year U.S. Treasury Note Future	March 2024	6	$650,344	$1,010
10-Year U.S. Treasury Note Future	March 2024	34	3,819,156	114,887
U.S. Treasury Bond Future	March 2024	16	1,957,500	119,194
Total				$235,091

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income ETF

Schedule of Investments

January 31, 2024

	Principal Amount	Value
Asset-Backed Securities – 44.05%
Automobile – 18.18%
ACC Trust, Series 2022-1, Class B, 2.550%, 2/20/2025 (a)	$153,752	$148,590
American Credit Acceptance Receivables Trust, Series 2022-1, Class D, 2.460%, 3/13/2028 (a)	250,000	242,153
Arivo Acceptance Auto Loan Receivables Trust, Series 2021-1A, Class C, 3.770%, 3/15/2027 (a)	150,000	144,555
Arivo Acceptance Auto Loan Receivables Trust, Series 2022-1A, Class A, 3.930%, 5/15/2028 (a)	106,698	105,111
Arivo Acceptance Auto Loan Receivables Trust, Series 2022-2A, Class A, 6.900%, 1/16/2029 (a)	257,008	259,161
Avid Automobile Receivables Trust, Series 2021-1, Class C, 1.550%, 5/15/2026 (a)	448,422	445,540
Avid Automobile Receivables Trust, Series 2023-1, Class B, 7.120%, 3/15/2027 (a)	400,000	400,988
Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class C, 4.240%, 9/22/2025 (a)	400,000	396,935
Avis Budget Rental Car Funding AESOP LLC, Series 2019-3A, Class A, 2.360%, 3/20/2026 (a)	700,000	682,438
Avis Budget Rental Car Funding AESOP LLC, Series 2020-1A, Class B, 2.680%, 8/20/2026 (a)	450,000	430,750
CarMax Auto Owner Trust, Series 2023-4, Class A2A, 6.080%, 12/15/2026	400,000	403,533
Carvana Auto Receivables Trust, Series 2023-P3, Class A2, 6.090%, 11/10/2026 (a)	699,075	702,019
Carvana Auto Receivables Trust, Series 2023-N1, Class A, 6.360%, 4/12/2027 (a)	223,967	224,860
Carvana Auto Receivables Trust, Series 2020-N1A, Class E, 5.200%, 7/15/2027 (a)	400,000	393,848
Carvana Auto Receivables Trust, Series 2021-N2, Class B, 0.750%, 3/10/2028	791,365	743,427
Carvana Auto Receivables Trust, Series 2021-N2, Class C, 1.070%, 3/10/2028	155,684	146,692
Carvana Auto Receivables Trust, Series 2021-N3, Class C, 1.020%, 6/12/2028	2,163	2,036
CPS Auto Receivables Trust, Series 2019-C, Class F, 6.940%, 9/15/2026 (a)	500,000	501,175
CPS Auto Receivables Trust, Series 2023-A, Class B, 5.470%, 11/16/2026 (a)	250,000	249,994
CPS Auto Receivables Trust, Series 2023-B, Class A, 5.910%, 8/16/2027 (a)	346,982	348,257
CPS Auto Trust, Series 2024-A, Class A, 5.710%, 9/15/2027 (a)	200,000	200,423
CPS Auto Trust, Series 2024-A, Class B, 5.650%, 5/15/2028 (a)	200,000	201,184
DT Auto Owner Trust, Series 2022-2A, Class B, 4.220%, 1/15/2027 (a)	800,000	796,526
DT Auto Owner Trust, Series 2023-3A, Class A, 6.290%, 8/16/2027 (a)	691,825	693,760
DT Auto Owner Trust, Series 2022-1A, Class C, 2.960%, 11/15/2027 (a)	1,500,000	1,480,134
DT Auto Owner Trust, Series 2022-3A, Class B, 6.740%, 7/17/2028 (a)	300,000	302,037
Exeter Automobile Receivables Trust, Series 2023-1A, Class A3, 5.580%, 4/15/2026	300,000	300,347
Flagship Credit Auto Trust, Series 2019-4, Class D, 3.120%, 1/15/2026 (a)	607,313	601,702
GLS Auto Receivables Issuer Trust, Series 2021-1A, Class E, 3.140%, 1/18/2028 (a)	600,000	577,307
Hertz Global Holdings, Inc., Series 2021-1A, Class B, 1.560%, 12/26/2025 (a)	700,000	678,651
Hertz Vehicle Financing LLC, Series 2021-1A, Class A, 1.210%, 12/26/2025 (a)	1,000,000	971,559
LAD Auto Receivables Trust, Series 2023-3A, Class A2, 6.090%, 6/15/2026 (a)	179,856	180,383
LAD Auto Receivables Trust, Series 2023-3A, Class A3, 6.120%, 9/15/2027 (a)	200,000	202,121
Lendbuzz Securitization Trust, Series 2023-1A, Class A2, 6.920%, 8/15/2028 (a)	407,138	408,799
Lobel Automobile Receivables Trust, Series 2023-1, Class A, 6.970%, 7/15/2026 (a)	151,137	151,434
Nissan Auto Lease Trust, Series 2023-B, Class A2A, 5.740%, 8/15/2025	947,714	951,310
Prestige Auto Receivables Trust, Series 2023-2A, Class A2, 6.240%, 1/15/2027 (a)	600,000	609,262
Prestige Auto Receivables Trust, Series 2023-2A, Class C, 7.120%, 8/15/2029 (a)	300,000	311,717
Research-Driven Pagaya Motor Asset Trust, Series 2023-3A, Class A, 7.130%, 1/26/2032 (a)	294,608	297,639
Research-Driven Pagaya Motor Asset Trust, Series 2023-4A, Class A, 7.540%, 3/25/2032 (a)	300,000	303,721
SAFCO Auto Receivables Trust, Series 2024-1A, Class A, 6.510%, 3/20/2028 (a)	200,000	200,393
Santander Consumer USA Holdings, Inc., Series 2024-1, Class A2, 5.710%, 2/16/2027	350,000	350,769
Santander Consumer USA Holdings, Inc., Series 2023-4, Class A2, 6.180%, 2/16/2027	168,170	168,871
Santander Consumer USA Holdings, Inc., Series 2023-6, Class A2, 6.080%, 5/17/2027	650,000	653,630
Skopos Auto Receivables Trust, Series 2019-1A, Class D, 5.240%, 4/15/2025 (a)	66,194	66,297
Skopos Auto Receivables Trust, Series 2019-1A, Class E, 7.820%, 6/15/2026 (a)	100,000	100,044
Tesla Auto Lease Trust, Series 2021-B, Class D, 1.320%, 9/22/2025 (a)	450,000	439,882
Tricolor Auto Securitization Trust, Series 2023-1A, Class A, 6.480%, 8/17/2026 (a)	412,571	412,920

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income ETF

Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Asset-Backed Securities – (continued)
Automobile – (continued)
Tricolor Auto Securitization Trust, Series 2021-1A, Class E, 3.230%, 9/15/2026 (a)	$ 267,963	$ 266,316
Tricolor Auto Securitization Trust, Series 2024-1A, Class A, 6.610%, 10/15/2027 (a)	400,000	400,999
US Auto Funding Trust, Series 2022-1A, Class A, 3.980%, 4/15/2025 (a)	116,332	113,711
US Auto Funding Trust, Series 2022-1A, Class B, 5.130%, 12/15/2025 (a)	50,000	19,627
USASF Receivables LLC, Series 2020-1A, Class D, 9.350%, 3/15/2027 (a)	922,133	925,678
Veros Automobile Receivables Trust, Series 2022-1, Class A, 3.470%, 12/15/2025 (a)	49,508	49,347
Veros Automobile Receivables Trust, Series 2020-1, Class D, 5.640%, 2/16/2027 (a)	118,634	117,630
Veros Automobile Receivables Trust, Series 2021-1, Class C, 3.640%, 8/15/2028 (a)	500,000	483,666
Veros Automobile Receivables Trust, Series 2023-1, Class A, 7.120%, 11/15/2028 (a)	113,690	114,311
Westlake Automobile Receivables Trust, Series 2023-P1, Class A2, 5.890%, 2/16/2027 (a)	250,000	251,627

		22,327,796

Consumer – 21.83%
ACHV ABS Trust, Series 2023-1PL, Class C, 7.420%, 3/18/2030 (a)	1,300,000	1,311,408
ACHV ABS Trust, Series 2023-2PL, Class B, 6.880%, 5/20/2030 (a)	266,224	267,284
ACHV ABS Trust, Series 2023-2PL, Class C, 7.270%, 5/20/2030 (a)	1,025,000	1,034,025
ACHV ABS Trust, Series 2023-3PL, Class B, 7.170%, 8/19/2030 (a)	750,000	756,538
ACHV ABS Trust, Series 2023-3PL, Class C, 7.350%, 8/19/2030 (a)	750,000	760,459
ACHV ABS Trust, Series 2023-4CP, Class B, 7.240%, 11/25/2030 (a)	650,000	657,843
Affirm Asset Securitization Trust, Series 2023-A, Class 1A, 6.610%, 1/18/2028 (a)	200,000	201,982
Affirm Asset Securitization Trust, Series 2023-A, Class A, 6.610%, 1/18/2028 (a)	400,000	403,526
Affirm Asset Securitization Trust, Series 2023-B, Class A, 6.820%, 9/15/2028 (a)	400,000	410,269
Affirm Asset Securitization Trust, Series 2023-B, Class 1B, 7.440%, 9/15/2028 (a)	500,000	509,298
Affirm Asset Securitization Trust, Series 2023-X1, Class B, 7.770%, 11/15/2028 (a)	500,000	507,411
AMCR ABS Trust, Series 2023-1A, Class A, 7.660%, 1/21/2031 (a)	279,650	282,059
BHG Securitization Trust, Series 2022-B, Class A, 3.750%, 6/18/2035 (a)	72,877	72,678
Conn’s, Inc., Series 2023-A, Class A, 8.010%, 1/17/2028 (a)	126,341	126,939
Foundation Finance Trust, Series 2017-1A, Class C, 5.400%, 7/15/2033 (a)	500,000	490,902
FREED ABS Trust, Series 2021-3FP, Class D, 2.370%, 11/20/2028 (a)	200,000	194,098
LendingPoint Pass-Through Trust, Series 2022-ST2, Class A, 3.250%, 4/15/2028 (a)	123,950	121,457
Marlette Funding Trust, Series 2021-3A, Class C, 1.810%, 12/15/2031 (a)	939,000	897,939
Marlette Funding Trust, Series 2023-3A, Class B, 6.710%, 9/15/2033 (a)	500,000	507,896
Momnt Technologies Trust, Series 2023-1A, Class A, 6.920%, 3/20/2045 (a)	200,000	202,728
Oportun Funding LLC, Series 2021-A, Class A, 1.210%, 3/8/2028 (a)	232,023	224,223
Pagaya AI Debt Selection Trust, Series 2020-3, Class C, 6.430%, 5/17/2027 (a)	218,286	218,361
Pagaya AI Debt Selection Trust, Series 2021-HG1, Class A, 1.220%, 1/16/2029 (a)	180,131	175,854
Pagaya AI Debt Selection Trust, Series 2022-1, Class B, 3.344%, 10/15/2029 (a)	999,868	970,117
Pagaya AI Debt Selection Trust, Series 2022-5, Class A, 8.096%, 6/17/2030 (a)	958,968	976,045
Pagaya AI Debt Selection Trust, Series 2023-1, Class A, 7.556%, 7/15/2030 (a)	485,491	488,914
Pagaya AI Debt Selection Trust, Series 2023-3, Class A, 7.600%, 12/16/2030 (a)	327,353	330,364
Pagaya AI Debt Selection Trust, Series 2023-5, Class A, 7.179%, 4/15/2031 (a)	746,530	751,032
Pagaya AI Debt Selection Trust, Series 2023-5, Class B, 7.625%, 4/15/2031 (a)	549,995	557,260
Pagaya AI Debt Selection Trust, Series 2024-1, Class A, 6.660%, 7/15/2031 (a)	450,000	453,880
Pagaya AI Debt Selection Trust, Series 2024-1, Class B, 7.109%, 7/15/2031 (a)	1,000,000	1,010,000
Pagaya AI Debt Selection Trust, Series 2023-7, Class B, 7.549%, 7/15/2031 (a)	600,000	608,020
Prosper Marketplace Issuance Trust, Series 2023-1A, Class A, 7.060%, 7/16/2029 (a)	219,216	220,950
Reach Financial LLC, Series 2024-1A, Class A, 6.300%, 2/18/2031 (a)(b)	625,000	628,491
Reach Financial LLC, Series 2020-1A, Class C, 6.540%, 1/17/2028 (a)	45,705	45,784
Reach Financial LLC, Series 2022-2A, Class C, 8.400%, 5/15/2030 (a)	400,000	409,517

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income ETF

Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Asset-Backed Securities – (continued)
Consumer – (continued)
Republic Finance Issuance Trust, Series 2020-A, Class A, 2.470%, 11/20/2030 (a)	$ 160,449	$ 158,669
Theorem Funding Trust, Series 2023-1A, Class A, 7.580%, 4/15/2029 (a)	823,128	831,951
Theorem Funding Trust, Series 2022-3A, Class A, 7.600%, 4/15/2029 (a)	176,275	178,375
Theorem Funding Trust, Series 2022-3A, Class B, 8.950%, 4/15/2029 (a)	200,000	207,529
Upstart Pass-Through Trust, Series 2020-ST5, Class A, 3.000%, 12/20/2026 (a)	698,176	684,893
Upstart Pass-Through Trust, Series 2021-ST1, Class A, 2.750%, 2/20/2027 (a)	591,648	578,770
Upstart Pass-Through Trust, Series 2021-ST4, Class A, 2.000%, 7/20/2027 (a)	275,567	265,286
Upstart Pass-Through Trust, Series 2022-ST1, Class A, 2.600%, 3/20/2030 (a)	500,292	489,004
Upstart Securitization Trust, Series 2020-2, Class A, 2.309%, 11/20/2030 (a)	710,314	703,894
Upstart Securitization Trust, Series 2021-3, Class B, 1.660%, 7/20/2031 (a)	104,436	103,631
Upstart Securitization Trust, Series 2021-4, Class B, 1.840%, 9/20/2031 (a)	595,024	583,523
Upstart Securitization Trust, Series 2022-2, Class A, 4.370%, 5/20/2032 (a)	106,883	106,621
Upstart Securitization Trust, Series 2022-2, Class B, 6.100%, 5/20/2032 (a)	1,000,000	993,765
Upstart Securitization Trust, Series 2023-1, Class A, 6.590%, 2/20/2033 (a)	1,031,323	1,026,455
Upstart Securitization Trust, Series 2023-2, Class A, 6.770%, 6/20/2033 (a)	720,768	723,907
Upstart Securitization Trust, Series 2023-3, Class A, 6.900%, 10/20/2033 (a)	649,852	657,669
Upstart Structured Pass-Through Trust, Series 2022-1A, Class A, 3.400%, 4/15/2030 (a)	748,151	733,972

		26,813,465

Credit Card – 2.06%
American Express Travel Related Services Co., Inc., Series 2021-1, Class A, 0.900%, 11/15/2026	875,000	846,934
Capital One Financial Corp., Series 2021-A1, Class A1, 0.550%, 7/15/2026	250,000	244,880
Master Credit Card Trust, Series 2021-1A, Class A, 0.530%, 11/21/2025 (a)	1,000,000	987,175
Mercury Financial Credit Card Master Trust, Series 2023-1A, Class A, 8.040%, 9/20/2027 (a)	450,000	456,486

		2,535,475

Equipment – 1.98%
Octane Receivables Trust, Series 2020-1A, Class D, 5.450%, 3/20/2028 (a)	700,000	693,799
Octane Receivables Trust, Series 2023-2A, Class A2, 5.880%, 6/20/2031 (a)	428,539	429,834
Verizon Master Trust, Series 2023-5, Class A1B, 6.025% (SOFR30A + 0.680%), 9/8/2028 (c)	300,000	301,272
Verizon Master Trust, Series 2023-4, Class A1B, 6.195% (SOFR30A + 0.850%), 6/20/2029 (c)	1,000,000	1,004,750

		2,429,655

TOTAL ASSET-BACKED SECURITIES (Cost – $53,683,865)		$54,106,391

Collateralized Loan Obligations – 9.37%
Apidos CLO Ltd., Series 2015-20A, Class A1RA, 6.676% (TSFR3M + 1.362%), 7/16/2031 (a)(c)	1,047,769	1,045,596
Barings Middle Market CLO Ltd., Series 2019-IA, Class A1A, 7.326% (TSFR3M + 2.012%), 10/15/2031 (a)(c)	654,770	654,673
Carbone CLO Ltd., Series 2017-1A, Class A1, 6.719% (TSFR3M + 1.402%), 1/20/2031 (a)(c)	809,415	809,554
Cerberus Loan Funding LP, Series 2020-1A, Class A, 7.426% (TSFR3M + 2.112%), 10/15/2031 (a)(c)	185,750	185,785
CIFC Funding Ltd., Series 2015-1A, Class ARR, 6.689% (TSFR3M + 1.372%), 1/22/2031 (a)(c)	854,195	852,720
CIFC Funding Ltd., Series 2014-5A, Class A1R2, 6.778% (TSFR3M + 1.462%), 10/17/2031 (a)(c)	550,000	549,353
Gallatin CLO Ltd., Series 2017-1A, 6.666% (TSFR3M + 1.352%), 7/15/2031 (a)(c)	611,466	612,078

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income ETF

Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Collateralized Loan Obligations – (continued)
Golub Capital Partners CLO Ltd., Series 2013-17A, Class A1R, 7.236% (TSFR3M + 1.912%), 10/25/2030 (a)(c)	$ 642,714	$ 644,122
Golub Capital Partners CLO Ltd., Series 2014-21A, Class AR, 7.056% (TSFR3M + 1.732%), 1/25/2031 (a)(c)	760,762	759,787
Madison Park Funding Ltd., Series 2018-30A, Class A, 6.326% (TSFR3M + 1.012%), 4/15/2029 (a)(c)	1,360,055	1,360,029
Madison Park Funding Ltd., Series 2014-13A, Class BR2, 7.071% (TSFR3M + 1.762%), 4/19/2030 (a)(c)	800,000	798,866
Madison Park Funding Ltd., Series 2017-23A, Class AR, 6.551% (TSFR3M + 1.232%), 7/27/2031 (a)(c)	770,330	768,936
Magnetite CLO Ltd., Series 2016-17A, Class AR, 6.679% (TSFR3M + 1.362%), 7/20/2031 (a)(c)	538,442	537,566
MCF CLO, Series 2018-1A, Class A1, 6.930% (TSFR3M + 1.632%), 7/18/2030 (a)(c)	705,552	705,081
TCI-Flatiron CLO Ltd., Series 2017-1A, Class AR, 6.591% (TSFR3M + 1.222%), 11/18/2030 (a)(c)	692,365	692,927
Voya CLO Ltd., Series 2014-2A, Class A1RR, 6.598% (TSFR3M + 1.282%), 4/17/2030 (a)(c)	527,000	525,735

TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost – $11,443,642)		$11,502,808

Commercial Mortgage-Backed Securities – U.S. Government Agency – 9.37%
Federal Home Loan Mortgage Corp., Series K045, Class A2, 3.023%, 1/25/2025	1,313,493	1,288,015
Federal Home Loan Mortgage Corp., Series K-F81, Class AS, 5.744% (SOFR30A + 0.400%), 6/25/2027 (c)	364,892	363,339
Federal Home Loan Mortgage Corp., Series K-F100, Class AS, 5.524% (SOFR30A + 0.180%), 1/25/2028 (c)	851,674	844,516
Federal Home Loan Mortgage Corp., Series K-F46, Class A, 5.679% (SOFR30A + 0.334%), 3/25/2028 (c)	159,222	157,142
Federal Home Loan Mortgage Corp., Series K-F57, Class A, 5.999% (SOFR30A + 0.654%), 12/25/2028 (c)	318,253	319,376
Federal Home Loan Mortgage Corp., Series K-F59, Class A, 5.999% (SOFR30A + 0.654%), 2/25/2029 (c)	710,864	713,408
Federal Home Loan Mortgage Corp., Series K-F61, Class A, 5.989% (SOFR30A + 0.644%), 3/25/2029 (c)	880,170	878,554
Federal Home Loan Mortgage Corp., Series K-F67, Class A, 5.979% (SOFR30A + 0.634%), 8/25/2029 (c)	519,380	520,852
Federal Home Loan Mortgage Corp., Series K-F75, Class AS, 5.902% (MSOFR1MC + 0.550%), 12/25/2029 (c)	1,461,780	1,459,977
Federal Home Loan Mortgage Corp., Series K-F155, Class AS, 6.014% (SOFR30A + 0.670%), 2/25/2030 (c)	250,000	251,164
Federal Home Loan Mortgage Corp., Series KF160, Class AS, 6.044% (SOFR30A + 0.700%), 10/25/2030 (c)	765,901	766,996
Federal Home Loan Mortgage Corp., Series K-F97, Class AS, 5.594% (SOFR30A + 0.250%), 12/25/2030 (c)	764,765	754,354
Federal Home Loan Mortgage Corp., Series K-F96, Class AL, 5.719% (SOFR30A + 0.374%), 12/25/2030 (c)	251,711	248,870
Federal Home Loan Mortgage Corp., Series K-F101, Class AS, 5.544% (SOFR30A + 0.200%), 1/25/2031 (c)	108,210	105,768
Federal Home Loan Mortgage Corp., Series K-F114, Class AS, 5.564% (SOFR30A + 0.220%), 5/25/2031 (c)	332,650	325,933
Federal Home Loan Mortgage Corp., Series K-F115, Class AS, 5.554% (SOFR30A + 0.210%), 6/25/2031 (c)	321,444	316,661

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income ETF

Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Commercial Mortgage-Backed Securities – U.S. Government Agency – (continued)
Federal Home Loan Mortgage Corp., Series K-F136, Class AS, 5.754% (SOFR30A + 0.410%), 4/25/2032 (c)	$ 1,079,559	$ 1,067,778
Federal Home Loan Mortgage Corp., Series K-F141, Class AS, 5.914% (SOFR30A + 0.570%), 7/25/2032 (c)	1,131,500	1,130,643

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES – U.S. GOVERNMENT AGENCY (Cost – $11,500,196)		$11,513,346

Corporate Obligations – 7.63%
Basic Materials – 0.36%
NOVA Chemicals Corp., 5.000%, 5/1/2025 (a)	200,000	195,174
Nutrien Ltd., 3.000%, 4/1/2025	250,000	243,688

		438,862

Communications – 0.16%
AT&T, Inc., 0.900%, 3/25/2024	200,000	198,642

Consumer, Cyclical – 1.04%
American Honda Finance Corp., 0.750%, 8/9/2024	400,000	390,830
Brinker International, Inc., 5.000%, 10/1/2024 (a)	200,000	198,555
Brunswick Corp., 0.850%, 8/18/2024	200,000	194,863
General Motors Financial Co., Inc., 2.900%, 2/26/2025	200,000	195,038
NCL Corp. Ltd., 3.625%, 12/15/2024 (a)	300,000	294,071

		1,273,357

Consumer, Non-cyclical – 0.32%
Mondelez International Holdings Netherlands BV, 2.250%, 9/19/2024 (a)	200,000	195,967
Teva Pharmaceutical Finance Netherlands III BV, 6.000%, 4/15/2024	200,000	199,750

		395,717

Energy – 2.27%
Blue Racer Midstream LLC / Blue Racer Finance Corp., 7.625%, 12/15/2025 (a)	200,000	202,027
Cheniere Corpus Christi Holdings LLC, 5.875%, 3/31/2025	200,000	200,586
CITGO Petroleum Corp., 7.000%, 6/15/2025 (a)	300,000	300,155
CrownRock LP / CrownRock Finance, Inc., 5.625%, 10/15/2025 (a)	200,000	199,389
DCP Midstream Operating LP, 5.375%, 7/15/2025	295,000	295,570
MPLX LP, 4.875%, 12/1/2024	200,000	199,292
New Fortress Energy, Inc., 6.750%, 9/15/2025 (a)	200,000	197,641
Occidental Petroleum Corp., 6.950%, 7/1/2024	300,000	301,594
Sabine Pass Liquefaction LLC, 5.625%, 3/1/2025	200,000	200,407
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 7.500%, 10/1/2025 (a)	300,000	303,591
Western Midstream Operating LP, 3.100%, 2/1/2025	200,000	195,111
Western Midstream Operating LP, 3.950%, 6/1/2025	100,000	97,836
Williams Companies, Inc., 4.550%, 6/24/2024	100,000	99,570

		2,792,769

Financial – 2.51%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 2.875%, 8/14/2024	200,000	196,990
Aircastle Ltd., 4.125%, 5/1/2024	200,000	198,786
American Express Co., 2.500%, 7/30/2024	100,000	98,635

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income ETF

Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Corporate Obligations – (continued)
Financial – (continued)
American Tower Corp., 2.400%, 3/15/2025	$ 100,000	$ 96,928
Bank of America Corp., 3.950%, 4/21/2025	100,000	98,420
Capital One Financial Corp., 3.300%, 10/30/2024	200,000	196,965
Crown Castle, Inc., 3.200%, 9/1/2024	100,000	98,614
Enact Holdings, Inc., 6.500%, 8/15/2025 (a)	200,000	199,720
Goldman Sachs Group, Inc., 3.500%, 4/1/2025	100,000	98,135
HAT Holdings I LLC / HAT Holdings II LLC, 6.000%, 4/15/2025 (a)	300,000	297,731
JPMorgan Chase & Co., 3.875%, 9/10/2024	100,000	99,099
NMI Holdings, Inc., 7.375%, 6/1/2025 (a)	300,000	303,252
PennyMac Financial Services, Inc., 5.375%, 10/15/2025 (a)	300,000	296,157
PRA Group, Inc., 7.375%, 9/1/2025 (a)	200,000	200,470
Radian Group, Inc., 6.625%, 3/15/2025	200,000	201,059
StoneX Group, Inc., 8.625%, 6/15/2025 (a)	200,000	202,267
United Wholesale Mortgage LLC, 5.500%, 11/15/2025 (a)	200,000	197,704

		3,080,932

Industrial – 0.65%
Bombardier, Inc., 7.125%, 6/15/2026 (a)	300,000	302,688
Fortress Transportation and Infrastructure Investors LLC, 6.500%, 10/1/2025 (a)	200,000	199,932
GATX Corp., 3.250%, 3/30/2025	300,000	292,498

		795,118

Technology – 0.08%
Hewlett Packard Enterprise Co., 1.450%, 4/1/2024	100,000	99,297

Utilities – 0.24%
AmeriGas Partners LP / AmeriGas Finance Corp., 5.500%, 5/20/2025	300,000	294,996

TOTAL CORPORATE OBLIGATIONS (Cost – $9,306,334)		$9,369,690

Residential Mortgage-Backed Securities – 15.82%
A&D Mortgage LLC, Series 2023-NQM4, Class A1, 7.472%, 9/25/2068 (a)(e)	963,477	987,960
A&D Mortgage LLC, Series 2023-NQM4, Class A3, 8.100%, 9/25/2068 (a)(e)	963,477	987,568
AMSR Trust, Series 2020-SFR1, Class D, 2.619%, 4/17/2037 (a)	446,000	427,094
Bellemeade Re Ltd., Series 2019-1A, Class M2, 8.150% (TSFR1M + 2.814%), 3/25/2029 (a)(c)	121,647	121,948
Bellemeade Re Ltd., Series 2023-1, Class M1B, 9.595% (SOFR30A + 4.250%), 10/25/2033 (a)(c)	200,000	208,804
BRAVO Residential Funding Trust, Series 2021-A, Class A1, 4.991%, 10/25/2059 (a)(e)	132,864	129,150
CIM Trust, Series 2018-R3, Class A1, 5.000%, 12/25/2057 (a)(d)	225,599	221,715
COLT Mortgage Loan Trust, Series 2024-1, Class A1, 5.835%, 2/25/2069 (a)(d)	1,000,000	999,988
Cross Mortgage Trust, Series 2023-H2, Class A1A, 7.135%, 11/25/2068 (a)(e)	489,864	499,263
CSMC Trust, Series 2019-RP10, Class A1, 3.091%, 12/26/2059 (a)(d)	210,489	207,341
FirstKey Homes Trust, Series 2020-SFR2, Class B, 1.567%, 10/19/2037 (a)	425,000	395,449
GCAT Trust, Series 2021-NQM7, Class A1, 1.915%, 8/25/2066 (a)(d)	272,570	248,976
GCAT Trust, Series 2023-NQM2, Class A3, 6.598%, 11/25/2067 (a)(e)	430,883	426,578
Home RE Ltd., Series 2023-1, Class M1A, 7.495% (SOFR30A + 2.150%), 10/25/2033 (a)(c)	2,250,000	2,262,803
JPMorgan Wealth Management, Series 2020-ATR1, Class A4, 3.000%, 2/25/2050 (a)(d)	309,020	302,360
JP Morgan Mortgage Trust, Series 2023-HE1, Class A1, 7.095% (SOFR30A + 1.750%), 11/25/2053 (a)(c)	520,660	528,256

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income ETF

Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
Legacy Mortgage Asset Trust, Series 2021-GS1, Class A1, 4.892%, 10/25/2066 (a)(e)	$ 247,218	$ 234,886
MFA Trust, Series 2023-INV1, Class A3, 6.600%, 2/25/2058 (a)(e)	505,117	512,633
OBX Trust, Series 2023-NQM1, Class A3, 6.500%, 11/25/2062 (a)(d)	439,964	437,918
Progress Residential Trust, Series 2020-SFR1, Class A, 1.732%, 4/17/2037 (a)	995,543	954,368
PRKCM Trust, Series 2023-AFC1, Class A3, 7.304%, 2/25/2058 (a)(e)	333,097	340,209
PRPM LLC, Series 2021-2, Class A1, 2.115%, 3/25/2026 (a)(d)	428,223	424,029
PRPM LLC, Series 2021-3, Class A1, 1.867%, 4/25/2026 (a)(e)	87,747	85,677
PRPM LLC, Series 2021-5, Class A1, 1.793%, 6/25/2026 (a)(e)	48,399	46,947
PRPM LLC, Series 2021-7, Class A1, 1.867%, 8/25/2026 (a)(e)	172,325	167,459
PRPM LLC, Series 2020-4, Class A1, 5.610%, 10/25/2025 (a)(e)	443,464	446,427
PRPM LLC, Series 2024-RCF1, Class A1, 4.000%, 1/25/2054 (a)(e)	250,000	241,726
PRPM LLC, Series 2022-NQM1, Class A3, 5.500%, 8/25/2067 (a)(e)	488,686	486,080
Sequoia Mortgage Trust, Series 2023-4, Class A10, 6.000%, 11/25/2053 (a)(d)	554,042	558,081
SG Residential Mortgage Trust, Series 2019-3, Class A1, 2.703%, 9/25/2059 (a)(d)	588,343	573,475
STAR Trust, Series 2021-SFR2, Class F, 8.298% (TSFR1M + 2.964%), 1/17/2039 (a)(c)	401,400	385,309
STAR Trust, Series 2022-SFR3, Class A, 6.983% (TSFR1M + 1.650%), 5/17/2024 (a)(c)	990,430	992,898
Starwood Mortgage Residential Trust, Series 2021-2, Class A3, 1.431%, 5/25/2065 (a)(d)	932,286	858,669
Towd Point Mortgage Trust, Series 2017-5, Class A1, 5.888% (TSFR1M + 0.714%), 2/25/2057 (a)(c)	51,164	51,674
Towd Point Mortgage Trust, Series 2017-2, Class A2, 3.250%, 4/25/2057 (a)(d)	122,528	120,466
Towd Point Mortgage Trust, Series 2019-HY3, Class A1A, 6.450% (TSFR1M + 1.114%), 10/25/2059 (a)(c)	613,679	615,211
Verus Securitization Trust, Series 2022-3, Class A3, 4.130%, 2/25/2067 (a)(d)	202,434	185,895
Verus Securitization Trust, Series 2022-8, Class A3, 6.127%, 9/25/2067 (a)(e)	357,469	357,809
Verus Securitization Trust, Series 2023-1, Class A2, 6.560%, 12/25/2067 (a)(e)	540,473	542,146
Verus Securitization Trust, Series 2023-2, Class A2, 6.599%, 3/25/2068 (a)(e)	852,752	855,509

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost – $19,165,320)		$19,430,754

Residential Mortgage-Backed Securities – U.S. Government Agency – 0.60%
Federal Home Loan Mortgage Corp., Series 5149, Class BD, 2.000%, 2/25/2031	282,103	274,909
Federal Home Loan Mortgage Corp., Series 4776, Class QM, 3.000%, 6/15/2045	173,650	171,802
Federal National Mortgage Association, 2.915%, 10/1/2025 (d)	287,942	280,426
Government National Mortgage Association, 9.000%, 12/15/2024	3,260	3,261
Government National Mortgage Association, Series 2015-56, Class LB, 1.500%, 4/16/2040	97	97

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES – U.S. GOVERNMENT AGENCY (Cost – $730,808)		$730,495

Residential Mortgage-Backed Securities – U.S. Government Agency Credit Risk Transfer – 5.26%
Federal Home Loan Mortgage Corp., Series K727, Class A2, 2.946%, 7/25/2024	282,763	279,870
Federal Home Loan Mortgage Corp., Series K047, Class A2, 3.329%, 5/25/2025 (d)	1,500,000	1,471,065
Federal Home Loan Mortgage Corp., Series 2022-DNA3, Class M1A, 7.345% (SOFR30A + 2.000%), 4/25/2042 (a)(c)	319,563	323,962
Federal Home Loan Mortgage Corp., Series 2022-DNA4, Class M1A, 7.545% (SOFR30A + 2.200%), 5/25/2042 (a)(c)	1,688,509	1,721,263
Federal Home Loan Mortgage Corp., Series 2022-HQA2, Class M1A, 7.995% (SOFR30A + 2.650%), 7/25/2042 (a)(c)	199,482	205,223

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income ETF

Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Residential Mortgage-Backed Securities – U.S. Government Agency Credit Risk Transfer – (continued)
Federal Home Loan Mortgage Corp., Series 2022-DNA6, Class M1A, 7.495% (SOFR30A + 2.150%), 9/25/2042 (a)(c)	$ 1,345,415	$ 1,363,093
Federal Home Loan Mortgage Corp., Series 2023-HQA1, Class M1A, 7.345% (SOFR30A + 2.000%), 5/25/2043 (a)(c)	864,986	875,811
Federal Home Loan Mortgage Corp., Series 2016-SC02, Class M2, 3.644%, 10/25/2046 (d)	73,125	68,275
Federal National Mortgage Association, Series 2014-C02, Class 2M2, 8.059% (SOFR30A + 2.714%), 5/25/2024 (c)	104,139	105,314
Federal National Mortgage Association, Series 2014-C03, Class 2M2, 8.359% (SOFR30A + 3.014%), 7/25/2024 (c)	47,534	47,334

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES – U.S. GOVERNMENT AGENCY CREDIT RISK TRANSFER (Cost – $6,419,255)		$6,461,210

Short-Term Investment – 10.35%
US Treasury Bill – 4.04%
5.000%, 02/20/2024 (f)	1,500,000	1,495,832
5.080%, 03/19/2024 (f)	1,500,000	1,489,836
5.110%, 04/16/2024 (f)	2,000,000	1,978,430

		4,964,098

Money Market Funds – 6.31%	Shares
First American Government Obligations Fund, Class U, 5.271% (g)	7,756,084	7,756,084

TOTAL SHORT-TERM INVESTMENTS (Cost – $12,720,048)		$12,720,182

TOTAL INVESTMENTS – 102.45% (Cost – $124,969,468)		$125,834,876

Liabilities in Excess of Other Assets – (2.45%)		(3,003,724)

NET ASSETS – 100.00%		$122,831,152

LIBOR: London Inter-Bank Offered Rate

SOFR: Secured Overnight Financing Rate

SOFR30A: Secured Overnight Financing Rate 30 Day Average

TSFRM: Term Secured Overnight Financing Rate

MSOFR1MC: 1 Month Secured Overnight Financing Rate Index

(a)

Security exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are determined to be liquid by the Adviser, under the procedures established by the Fund’s Board of Trustees, unless otherwise denoted. At January 31, 2024, the value of these securities amounted to $87,697,345 or 71.40% of net assets.

(b)	Security issued on a when-issued basis. On January 31, 2024, the total value of investments purchased on a when-issued basis was $628,491 or 0.51% of net assets.
(c)

Variable or floating rate security based on a reference index and spread. Certain securities are fixed to variable and currently in the fixed phase. Securities that reference SOFR may have been subject to a credit spread adjustment, particularly legacy holdings that previously referenced LIBOR and have transitioned to SOFR as the base lending rate. Rate disclosed is the rate in effect as of January 31, 2024.

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income ETF

Schedule of Investments – (continued)

January 31, 2024

(d)	Variable rate security. The coupon is based on an underlying pool of assets. Rate disclosed is the rate in effect as of January 31, 2024.
(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate disclosed is the rate in effect as of January 31, 2024.
(f)	Rate disclosed is the effective yield as of January 31, 2024.
(g)	Rate disclosed is the seven day yield as of January 31, 2024.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Income ETF

Schedule of Investments

January 31, 2024

	Principal Amount	Value

Asset-Backed Securities – 19.57%
Automobile – 5.87%
American Credit Acceptance Receivables Trust, Series 2022-1, Class F, 4.870%, 11/13/2028 (a)	$100,000	$96,333
Avis Budget Rental Car Funding LLC, Series 2020-1A, Class D, 3.340%, 8/20/2026 (a)	1,000,000	944,148
Avis Budget Rental Car Funding LLC, Series 2023-8A, Class C, 7.340%, 2/20/2030 (a)	400,000	409,059
Avis Budget Rental Car Funding LLC, Series 2024-1A, Class C, 6.480%, 6/20/2030 (a)	300,000	304,201
Carvana Auto Receivables Trust, Series 2021-N3, Class E, 3.160%, 6/12/2028 (a)	200,000	179,853
Carvana Auto Receivables Trust, Series 2022-P3, Class D, 6.490%, 9/10/2029	300,000	308,935
Carvana Auto Receivables Trust, Series 2023-P3, Class D, 6.820%, 8/12/2030 (a)	150,000	156,833
Exeter Automobile Receivables Trust, Series 2021-3A, Class E, 3.040%, 12/15/2028 (a)	300,000	279,712
Exeter Automobile Receivables Trust, Series 2023-2A, Class E, 9.750%, 11/15/2030 (a)	200,000	216,734
Foursight Capital Automobile Receivables Trust, Series 2023-1, Class D, 7.410%, 2/15/2030 (a)	250,000	254,623
Hertz Vehicle Financing LLC, Series 2022-4A, Class D, 6.560%, 9/25/2026 (a)	200,000	195,971
Lendbuzz Securitization Trust, Series 2023-3A, Class B, 9.170%, 4/16/2029 (a)	200,000	211,183
Lobel Automobile Receivables Trust, Series 2023-1, Class C, 8.310%, 10/16/2028 (a)	250,000	253,542
Santander Bank Auto Credit-Linked Notes, Series 2022-C, Class D, 8.197%, 12/15/2032 (a)	50,577	51,463
Skopos Auto Receivables Trust, Series 2019-1A, Class E, 7.820%, 6/15/2026 (a)	400,000	400,177
Tricolor Auto Securitization Trust, Series 2023-1A, Class E, 13.450%, 6/15/2028 (a)	200,000	213,480
US Auto Funding Trust, Series 2022-1A, Class A, 3.980%, 4/15/2025 (a)	116,332	113,711
USASF Receivables LLC, Series 2020-1A, Class D, 9.350%, 3/15/2027 (a)	553,280	555,407
Veros Automobile Receivables Trust, Series 2021-1, Class C, 3.640%, 8/15/2028 (a)	1,000,000	967,332
Veros Automobile Receivables Trust, Series 2023-1, Class D, 11.460%, 8/15/2030 (a)	100,000	103,476

		6,216,173

Consumer – 13.24%
ACHV ABS Trust, Series 2023-3PL, Class D, 8.360%, 8/19/2030 (a)	200,000	207,413
ACHV ABS Trust, Series 2023-4CP, Class C, 7.710%, 11/25/2030 (a)	500,000	509,917
ACHV ABS Trust, Series 2023-4CP, Class D, 8.600%, 11/25/2030 (a)	600,000	616,040
Affirm, Inc., Series 2023-B, Class 1C, 7.810%, 9/15/2028 (a)	1,000,000	1,022,929
Affirm, Inc., Series 2023-B, Class C, 7.810%, 9/15/2028 (a)	300,000	307,335
Affirm, Inc., Series 2023-X1, Class C, 8.250%, 11/15/2028 (a)	750,000	768,109
Aqua Finance Trust, Series 2021-A, Class C, 3.140%, 7/17/2046 (a)	180,000	130,378
Foundation Finance Trust, Series 2017-1A, Class C, 5.400%, 7/15/2033 (a)	200,000	196,361
Foundation Finance Trust, Series 2021-1A, Class D, 4.960%, 5/15/2041 (a)	112,115	98,899
Foundation Finance Trust, Series 2023-1A, Class D, 9.180%, 12/15/2043 (a)	200,000	201,457
Lendingpoint Asset Securitization Trust, Series 2022-B, Class C, 8.450%, 10/15/2029 (a)	100,000	74,758
LL ABS Trust, Series 2022-2A, Class C, 8.400%, 5/15/2030 (a)	500,000	511,896
LP LMS Asset Securitization Trust, Series 2023-1A, Class B, 7.484%, 10/17/2033 (a)	200,000	193,478
Marlette Funding Trust, Series 2023-2A, Class D, 7.920%, 6/15/2033 (a)	500,000	513,330
Marlette Funding Trust, Series 2023-4A, Class B, 8.150%, 12/15/2033 (a)	440,000	457,867
Momnt Technologies Trust, Series 2023-1A, Class A, 6.920%, 3/20/2045 (a)	500,000	506,819
Momnt Technologies Trust, Series 2023-1A, Class B, 8.290%, 3/20/2045 (a)	100,000	100,993
Momnt Technologies Trust, Series 2023-1A, Class C, 11.240%, 3/20/2045 (a)	100,000	97,986
Oportun Financial Corp., Series 2022-3, Class C, 10.147%, 1/8/2030 (a)	200,000	204,972
Pagaya AI Debt Selection Trust, Series 2021-1, Class C, 4.090%, 11/15/2027 (a)	49,979	45,780
Pagaya AI Debt Selection Trust, Series 2021-5, Class C, 3.930%, 8/15/2029 (a)	299,965	271,675
Pagaya AI Debt Selection Trust, Series 2022-1, Class B, 3.344%, 10/15/2029 (a)	399,947	388,047
Pagaya AI Debt Selection Trust, Series 2022-5, Class B, 10.310%, 6/17/2030 (a)	99,996	103,339
Pagaya AI Debt Selection Trust, Series 2023-1, Class B, 9.435%, 7/15/2030 (a)	299,958	307,241

See accompanying notes which are an integral part of these financial statements.

Angel Oak Income ETF

Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Asset-Backed Securities – (continued)
Consumer – (continued)
Pagaya AI Debt Selection Trust, Series 2023-3, Class B, 9.570%, 12/16/2030 (a)	$ 199,960	$ 205,595
Pagaya AI Debt Selection Trust, Series 2023-5, Class C, 9.099%, 4/15/2031 (a)	149,999	153,303
Pagaya AI Debt Selection Trust, Series 2024-1, Class B, 7.109%, 7/15/2031 (a)	200,000	202,000
Pagaya AI Debt Selection Trust, Series 2024-1, Class C, 8.344%, 7/15/2031 (a)	900,000	912,935
Prosper Marketplace Issuance Trust, Series 2023-1A, Class B, 7.480%, 7/16/2029 (a)	200,000	204,289
Prosper Marketplace Issuance Trust, Series 2023-1A, Class C, 8.290%, 7/16/2029 (a)	300,000	308,690
Prosper Marketplace Issuance Trust, Series 2023-1A, Class D, 11.240%, 7/16/2029 (a)	150,000	153,137
Purchasing Power Funding, Series 2021-A, Class D, 4.370%, 10/15/2025 (a)	293,462	292,177
Reach Financial LLC, Series 2023-1A, Class C, 8.450%, 2/18/2031 (a)	200,000	202,627
Republic Finance Issuance Trust, Series 2020-A, Class D, 7.000%, 11/20/2030 (a)	350,000	335,154
Republic Finance Issuance Trust, Series 2021-A, Class D, 5.230%, 12/22/2031 (a)	200,000	182,926
Theorem Funding Trust, Series 2022-2A, Class B, 9.270%, 12/15/2028 (a)	300,000	312,117
Theorem Funding Trust, Series 2022-3A, Class B, 8.950%, 4/15/2029 (a)	400,000	415,058
Upstart Securitization Trust, Series 2021-3, Class C, 3.280%, 7/20/2031 (a)	500,000	467,699
Upstart Securitization Trust, Series 2023-1, Class C, 11.100%, 2/20/2033 (a)	300,000	303,443
Upstart Securitization Trust, Series 2023-2, Class B, 7.920%, 6/20/2033 (a)	1,000,000	1,023,058
Upstart Securitization Trust, Series 2023-3, Class B, 8.250%, 10/20/2033 (a)	500,000	506,476

		14,017,703

Credit Card – 0.18%
Continental Finance Credit Card ABS Master Trust, Series 2020-1A, Class B, 3.660%, 12/15/2028 (a)	200,000	188,898

Equipment – 0.19%
Octane Receivables Trust, Series 2020-1A, Class D, 5.450%, 3/20/2028 (a)	200,000	198,228

Solar – 0.09%
Goodleap Sustainable Home Solutions Trust, Series 2023-2GS, Class B, 7.800%, 5/20/2055 (a)	100,000	100,337

TOTAL ASSET-BACKED SECURITIES (Cost – $20,329,854)		$20,721,339

Collateralized Loan Obligations – 9.13%
ABPCI Direct Lending Fund CLO LLC, Series 2022-11A, Class A1, 7.870% (TSFR3M + 2.550%), 10/27/2034 (a)(b)	1,000,000	1,000,704
AMMC CLO Ltd., Series 2024-30A, Class D, 4.500% (TSFR3M + 4.500%), 1/15/2037 (a)(b)(c)	250,000	250,000
Anchorage Capital CLO Ltd., Series 2014-3RA, Class B, 7.081% (TSFR3M + 1.762%), 1/28/2031 (a)(b)	500,000	498,283
Apidos CLO, Series 2018-29A, Class A2, 7.136% (TSFR3M + 1.812%), 7/25/2030 (a)(b)	500,000	497,990
Apidos CLO, Series 2022-42A, Class C, 9.218% (TSFR3M + 3.900%), 1/20/2036 (a)(b)	775,000	790,281
Bain Capital Credit CLO Ltd., Series 2023-4A, Class A2, 7.573% (TSFR3M + 2.150%), 10/21/2036 (a)(b)	1,100,000	1,102,089
Barings Middle Market CLO Ltd., Series 2019-IA, Class A1A, 7.326% (TSFR3M + 2.012%), 10/15/2031 (a)(b)	374,154	374,099
Black Diamond CLO Ltd., Series 2022-1A, Class B, 8.175% (TSFR3M + 2.850%), 10/25/2035 (a)(b)	700,000	707,289
Canyon Capital CLO Ltd., Series 2019-1A, Class BR, 7.276% (TSFR3M + 1.962%), 4/15/2032 (a)(b)	550,000	548,232
Cerberus Loan Funding LP, Series 2020-1A, Class A, 7.426% (TSFR3M + 2.112%), 10/15/2031 (a)(b)	189,540	189,577

See accompanying notes which are an integral part of these financial statements.

Angel Oak Income ETF

Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Collateralized Loan Obligations – (continued)
CIFC Funding Ltd., Series 2021-6A, Class B, 7.226% (TSFR3M + 1.912%), 10/15/2034 (a)(b)	$ 500,000	$ 500,506
Elmwood CLO Ltd., Series 2019-1A, Class DR, 9.979% (TSFR3M + 4.662%), 10/20/2033 (a)(b)	500,000	501,665
Golub Capital Partners CLO Ltd., Series 2017-34A, Class B1R, 8.254% (TSFR3M + 2.862%), 3/14/2031 (a)(b)	250,000	250,000
Magnetite Ltd., Series 2019-24A, Class BR, 7.064% (TSFR3M + 1.750%), 4/15/2035 (a)(b)	250,000	248,470
Octagon Ltd., Series 2022-1A, Class B, 8.018% (TSFR3M + 2.700%), 10/20/2035 (a)(b)	1,000,000	1,005,946
OZLM Ltd., Series 2018-20A, Class A2, 7.229% (TSFR3M + 1.912%), 4/20/2031 (a)(b)	550,000	545,742
Symphony CLO Ltd., Series 2022-37A, Class B1R, 7.759% (TSFR3M + 2.400%), 1/20/2037 (a)(b)	650,000	653,469

TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost – $9,560,233)		$9,664,342

Commercial Mortgage-Backed Securities – 0.38%
BX Trust, Series 2024-BIO, Class C, 7.940% (TSFR1M + 2.640%), 2/15/2041 (a)(b)(c)	200,000	199,998
BX Trust, Series 2024-BIO, Class D, 8.939% (TSFR1M + 3.639%), 2/15/2041 (a)(b)(c)	200,000	199,999

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost – $399,000)		$399,997

Commercial Mortgage-Backed Securities – U.S. Government Agency – 3.21%
Federal Home Loan Mortgage Corp., Series K-157, Class A2, 4.200%, 5/25/2033	1,500,000	1,469,988
Federal Home Loan Mortgage Corp., Series K-158, Class A2, 4.050%, 7/25/2033	2,000,000	1,927,580

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES – U.S. GOVERNMENT AGENCY (Cost – $3,415,112)		$3,397,568

Corporate Obligations – 5.37%
Basic Materials – 0.36%
CVR Partners LP / CVR Nitrogen Finance Corp., 6.125%, 6/15/2028 (a)	100,000	94,354
Mercer International, Inc., 5.125%, 2/1/2029	100,000	85,954
NOVA Chemicals Corp., 8.500%, 11/15/2028 (a)	100,000	104,869
Taseko Mines Ltd., 7.000%, 2/15/2026 (a)	100,000	98,340

		383,517

Communications – 0.33%
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.875%, 8/15/2027 (a)	100,000	95,380
Gray Television, Inc., 5.375%, 11/15/2031 (a)	200,000	157,451
Univision Communications, Inc., 6.625%, 6/1/2027 (a)	100,000	99,009

		351,840

Consumer, Cyclical – 0.58%
Caesars Entertainment, Inc., 6.500%, 2/15/2032 (a)(c)	100,000	101,248
Carnival Corp., 6.000%, 5/1/2029 (a)	100,000	96,962
NCL Corp Ltd., 8.375%, 2/1/2028 (a)	300,000	315,451
STL Holding Co. LLC, 8.750%, 2/15/2029 (a)	100,000	100,000

		613,661

Consumer, Non-cyclical – 0.93%
B&G Foods, Inc., 8.000%, 9/15/2028 (a)	100,000	104,346
Bunge Ltd. Finance Corp., 2.750%, 5/14/2031	100,000	86,647
GE HealthCare Technologies, Inc., 5.905%, 11/22/2032	100,000	105,642

See accompanying notes which are an integral part of these financial statements.

Angel Oak Income ETF

Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Corporate Obligations – (continued)
Consumer, Non-cyclical – (continued)
J M Smucker Co., 6.200%, 11/15/2033	$ 100,000	$ 108,175
JBS USA LUX SA / JBS USA Food Co. / JBS Luxembourg SARL, 6.750%, 3/15/2034 (a)	100,000	105,315
Medline Borrower LP, 5.250%, 10/1/2029 (a)	100,000	93,119
Simmons Foods, Inc., 4.625%, 3/1/2029 (a)	100,000	86,068
US Foods, Inc., 7.250%, 1/15/2032 (a)	100,000	104,875
VT Topco, Inc., 8.500%, 8/15/2030 (a)	100,000	103,707
Zimmer Biomet Holdings, Inc., 2.600%, 11/24/2031	100,000	85,602

		983,496

Energy – 0.94%
Antero Midstream Partners LP / Antero Midstream Finance Corp., 6.625%, 2/1/2032 (a)	50,000	49,709
Calumet Specialty Products Partners LP / Calumet Finance Corp., 9.750%, 7/15/2028 (a)	100,000	100,081
Continental Resources, Inc., 5.750%, 1/15/2031 (a)	100,000	99,518
Encino Acquisition Partners Holdings LLC, 8.500%, 5/1/2028 (a)	100,000	99,322
Energy Transfer LP, 7.375%, 2/1/2031 (a)	100,000	105,182
Enviva Partners LP / Enviva Partners Finance Corp., 6.500%, 1/15/2026 (a)(d)	150,000	56,325
Genesis Energy LP / Genesis Energy Finance Corp., 8.250%, 1/15/2029	50,000	51,439
Greenfire Resources Ltd., 12.000%, 10/1/2028 (a)	50,000	51,854
New Fortress Energy, Inc., 6.500%, 9/30/2026 (a)	200,000	193,841
Shelf Drilling Holdings Ltd., 9.625%, 4/15/2029 (a)	100,000	97,167
SunCoke Energy, Inc., 4.875%, 6/30/2029 (a)	100,000	90,412

		994,850

Financial – 1.21%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.000%, 10/29/2028	150,000	135,987
Bank of America Corp., 2.482% (5 Year CMT Rate + 1.200%), 9/21/2036 (b)	100,000	80,206
Freedom Mortgage Holdings LLC, 9.250%, 2/1/2029 (a)(c)	50,000	50,795
GGAM Finance Ltd., 8.000%, 2/15/2027 (a)	100,000	103,148
Goldman Sachs Group, Inc., 3.102% (SOFR + 1.410%), 2/24/2033 (b)	100,000	86,112
HAT Holdings I LLC / HAT Holdings II LLC, 3.750%, 9/15/2030 (a)	100,000	82,499
Jefferson Capital Holdings LLC, 9.500%, 2/15/2029 (a)(c)	50,000	50,426
LPL Holdings, Inc., 4.000%, 3/15/2029 (a)	100,000	92,260
Macquarie Airfinance Holdings Ltd., 8.125%, 3/30/2029 (a)	100,000	104,070
Morgan Stanley, 5.948% (5 Year CMT Rate + 2.430%), 1/19/2038 (b)	100,000	102,061
PennyMac Financial Services, Inc., 5.750%, 9/15/2031 (a)	125,000	115,483
PRA Group, Inc., 5.000%, 10/1/2029 (a)	100,000	80,761
United Wholesale Mortgage LLC, 5.500%, 4/15/2029 (a)	100,000	94,545
Wells Fargo & Co., 5.557% (SOFR + 1.990%), 7/25/2034 (b)	100,000	101,992

		1,280,345

Industrial – 0.92%
Covanta Holding Corp., 4.875%, 12/1/2029 (a)	200,000	174,049
CSX Corp., 6.150%, 5/1/2037	100,000	111,244
Fortress Transportation and Infrastructure Investors LLC, 7.875%, 12/1/2030 (a)	100,000	105,566
Great Lakes Dredge & Dock Corp., 5.250%, 6/1/2029 (a)	100,000	86,213
MasTec, Inc., 4.500%, 8/15/2028 (a)	100,000	93,995
Mauser Packaging Solutions Holding Co., 7.875%, 8/15/2026 (a)	100,000	101,247
Owens-Brockway Glass Container, Inc., 7.250%, 5/15/2031 (a)	50,000	50,687

See accompanying notes which are an integral part of these financial statements.

Angel Oak Income ETF

Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Corporate Obligations – (continued)
Industrial – (continued)
Smyrna Ready Mix Concrete LLC, 6.000%, 11/1/2028 (a)	$ 200,000	$ 195,344
Summit Materials LLC / Summit Materials Finance Corp., 7.250%, 1/15/2031 (a)	50,000	52,034

		970,379

Utilities – 0.10%
Pike Corp., 8.625%, 1/31/2031 (a)	50,000	52,956
Vistra Operations Co. LLC, 7.750%, 10/15/2031 (a)	50,000	51,977

		104,933

TOTAL CORPORATE OBLIGATIONS (Cost – $5,551,090)		$5,683,021

Residential Mortgage-Backed Securities – 37.20%
Bellemeade Re Ltd., Series 2023-1, Class M1B, 9.595% (SOFR30A + 4.250%), 10/25/2033 (a)(b)	1,000,000	1,044,022
Bellemeade Re Ltd., Series 2023-1, Class B1, 12.045% (SOFR30A + 6.700%), 10/25/2033 (a)(b)	200,000	200,245
Bellemeade RE Ltd., Series 2021-3A, Class M1B, 6.745% (SOFR30A + 1.400%), 9/25/2031 (a)(b)	150,000	148,635
BRAVO Residential Funding Trust, Series 2021-NQM2, Class A2, 1.280%, 3/25/2060 (a)(f)	280,494	264,587
CIM Trust, Series 2021-NR3, Class A1, 2.566%, 6/25/2057 (a)(e)	713,810	699,586
COLT Funding LLC, Series 2022-4, Class A2, 4.500%, 3/25/2067 (a)(f)	619,755	589,160
COLT Mortgage Loan Trust, Series 2024-INV1, Class A3, 6.479%, 12/25/2068 (a)(e)	500,000	504,879
Corevest American Finance Trust, Series 2020-4, Class D, 2.712%, 12/15/2052 (a)	300,000	241,765
Credit Suisse Mortgage Trust, Series 2022-RPL3, Class A1, 3.758%, 3/25/2061 (a)(f)	299,980	299,047
Credit Suisse Mortgage Trust, Series 2021-NQM6, Class A3, 1.585%, 7/25/2066 (a)(f)	178,522	134,802
Credit Suisse Mortgage Trust, Series 2021-NQM6, Class B1, 3.286%, 7/25/2066 (a)(f)	500,000	246,194
Credit Suisse Mortgage Trust, Series 2022-NQM4, Class A3, 4.819%, 6/25/2067 (a)(e)	227,238	217,382
Deephaven Residential Mortgage Trust, Series 2021-2, Class B1, 3.174%, 4/25/2066 (a)(f)	400,000	289,768
Deephaven Residential Mortgage Trust, Series 2022-1, Class B1, 4.271%, 1/25/2067 (a)(f)	500,000	385,521
Deephaven Residential Mortgage Trust, Series 2022-3, Class A3, 5.300%, 7/25/2067 (a)(f)	318,743	313,859
Eagle Re Ltd., Series 2023-1, Class M1B, 9.295% (SOFR30A + 3.950%), 9/26/2033 (a)(b)	1,000,000	1,031,521
Eagle Re Ltd., Series 2023-1, Class M2, 10.545% (SOFR30A + 5.200%), 9/26/2033 (a)(b)	750,000	779,092
Ellington Financial Mortgage Trust, Series 2021-2, Class M1, 2.296%, 6/25/2066 (a)(f)	700,000	463,282
Ellington Financial Mortgage Trust, Series 2021-2, Class B1, 3.202%, 6/25/2066 (a)(f)	315,000	187,065
Ellington Financial Mortgage Trust, Series 2022-4, Class A3, 5.900%, 9/25/2067 (a)(e)	133,415	134,374
FirstKey Homes Trust, Series 2022-SFR2, Class D, 4.500%, 7/17/2039 (a)	250,000	234,063
GCAT Trust, Series 2021-NQM2, Class A3, 1.499%, 5/25/2066 (a)(f)	236,237	197,298
GCAT Trust, Series 2020-NQM2, Class M1, 3.589%, 4/25/2065 (a)(f)	946,000	797,938
GCAT Trust, Series 2023-NQM2, Class B1, 6.979%, 11/25/2067 (a)(f)	150,000	141,731
GS Mortgage-Backed Securities Corp Trust, Series 2019-PJ1, Class B6, 4.044%, 8/25/2049 (a)(f)	511,533	294,376
Home RE Ltd., Series 2023-1, Class M1B, 9.945% (SOFR30A + 4.600%), 10/25/2033 (a)(b)	1,500,000	1,569,712
JP Morgan Mortgage Trust, Series 2014-2, Class B2, 3.412%, 6/25/2029 (a)(f)	21,186	19,591
JP Morgan Mortgage Trust, Series 2020-2, Class B4, 3.820%, 7/25/2050 (a)(f)	349,225	284,676
JP Morgan Mortgage Trust, Series 2020-3, Class B4, 3.840%, 8/25/2050 (a)(f)	347,392	285,352
JP Morgan Mortgage Trust, Series 2020-4, Class B2, 3.644%, 11/25/2050 (a)(f)	276,708	254,723
JP Morgan Mortgage Trust, Series 2023-6, Class B5, 6.260%, 12/26/2053 (a)(f)	411,000	249,803
JP Morgan Mortgage Trust, Series 2023-6, Class B6, 6.260%, 12/26/2053 (a)(f)	330,000	165,364
JP Morgan Mortgage Trust, Series 2023-6, Class B4, 6.260%, 12/26/2053 (a)(f)	530,927	422,761
JP Morgan Mortgage Trust, Series 2023-7, Class B6, 6.118%, 2/25/2054 (a)(f)	637,329	311,363
JP Morgan Mortgage Trust, Series 2023-7, Class B5, 6.317%, 2/25/2054 (a)(f)	717,000	423,685

See accompanying notes which are an integral part of these financial statements.

Angel Oak Income ETF

Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
JP Morgan Mortgage Trust, Series 2023-7, Class B4, 6.317%, 2/25/2054 (a)(f)	$ 1,035,500	$ 755,303
JP Morgan Mortgage Trust, Series 2023-9, Class B5, 6.457%, 4/25/2054 (a)(f)	1,054,000	631,993
JP Morgan Mortgage Trust, Series 2023-9, Class B6, 6.457%, 4/25/2054 (a)(f)	1,054,524	539,662
Mello Mortgage Capital Acceptance, Series 2022-INV2, Class A15, 3.000%, 4/25/2052 (a)(f)	447,475	376,194
MFRA Trust, Series 2021-NQM2, Class A3, 1.472%, 11/25/2064 (a)(f)	467,624	397,877
Morgan Stanley Residential Mortgage Loan Trust, Series 2023-3, Class B4, 6.581%, 9/25/2053 (a)(f)	1,198,000	1,079,708
New Residential Mortgage Loan Trust, Series 2017-5A, Class B4, 5.939%, 6/25/2057 (a)(f)	313,167	286,696
New Residential Mortgage Loan Trust, Series 2019-2A, Class B6, 4.818%, 12/25/2057 (a)(f)	1,425,280	964,585
New Residential Mortgage Loan Trust, Series 2022-SFR2, Class E2, 4.000%, 9/4/2039 (a)	700,000	600,291
New Residential Mortgage Loan Trust, Series 2022-SFR2, Class E1, 4.000%, 9/4/2039 (a)	290,000	263,315
Oaktown Re Ltd., Series 2021-2, Class B1, 9.745% (SOFR30A + 4.400%), 4/25/2034 (a)(b)	500,000	466,482
OBX Trust, Series 2019-EXP1, Class 1A3, 4.000%, 1/25/2059 (a)(f)	182,948	178,707
OBX Trust, Series 2023-NQM1, Class A3, 6.500%, 11/25/2062 (a)(f)	439,964	437,918
Pretium Mortgage Credit Partners LLC, Series 2021-NPL3, Class A1, 1.868%, 7/25/2051 (a)(e)	73,145	70,996
Pretium Mortgage Credit Partners LLC, Series 2022-NPL1, Class A1, 2.981%, 1/25/2052 (a)(e)	439,398	435,252
Pretium Mortgage Credit Partners LLC, Series 2021-NPL2, Class A1, 1.992%, 6/27/2060 (a)(e)	59,614	57,863
Pretium Mortgage Credit Partners LLC, Series 2021-NPL4, Class A1, 2.363%, 10/27/2060 (a)(e)	182,498	176,815
Progress Residential Trust, Series 2023-SFR2, Class D, 4.500%, 10/17/2028 (a)	200,000	187,948
Progress Residential Trust, Series 2020-SFR1, Class A, 1.732%, 4/17/2037 (a)	219,019	209,961
Progress Residential Trust, Series 2021-SFR1, Class F, 2.757%, 4/17/2038 (a)	235,000	213,611
PRPM LLC, Series 2022-5, Class A1, 6.900%, 9/27/2027 (a)(e)	225,983	227,659
PRKCM Trust, Series 2023-AFC4, Class A1, 7.225%, 11/25/2058 (a)(e)	485,997	499,116
PRPM LLC, Series 2020-4, Class A1, 5.610%, 10/25/2025 (a)(e)	443,464	446,427
PRPM LLC, Series 2024-RCF1, Class M2, 4.000%, 1/25/2054 (a)(e)	250,000	197,414
PRPM LLC, Series 2024-RCF1, Class M1, 4.000%, 1/25/2054 (a)(e)	250,000	218,462
Radnor RE Ltd., Series 2021-2, Class B1, 11.345% (SOFR30A + 6.000%), 11/25/2031 (a)(b)	250,000	261,098
Radnor RE Ltd., Series 2021-1, Class M2, 8.495% (SOFR30A + 3.150%), 12/27/2033 (a)(b)	1,000,000	985,618
Rate Mortgage Trust, Series 2021-J3, Class A25, 2.500%, 10/25/2051 (a)(f)	500,000	311,645
Saluda Grade Alternative Mortgage Trust, Series 2020-SEQ1, Class A1, 3.321%, 5/25/2050 (a)(f)	251,582	236,861
Saluda Grade Mortgage Funding LLC, Series 2023-FIG3, Class A, 7.067%, 8/25/2053 (a)(f)	934,193	968,554
Saluda Grade Mortgage Funding LLC, Series 2023-FIG3, Class B, 7.712%, 8/25/2053 (a)	934,193	959,643
Saluda Grade Mortgage Funding LLC, Series 2023-FIG4, Class A, 6.718%, 11/25/2053 (a)(f)	981,001	1,010,597
Saluda Grade Mortgage LLC, Series 2022-INV1, Class A3, 4.637%, 4/25/2067 (a)(f)	471,502	433,319
Seasoned Credit Risk Transfer Trust, Series 2019-3, Class M, 4.750%, 10/25/2058 (f)	300,000	283,747
Sequoia Mortgage Trust, Series 2018-2, Class A19, 3.500%, 2/25/2048 (a)(f)	154,966	137,519
Sequoia Mortgage Trust, Series 2024-1, Class A13, 6.000%, 1/25/2054 (a)(f)	700,000	706,704
SG Residential Mortgage Trust, Series 2021-2, Class A1, 1.737%, 12/25/2061 (a)(f)	393,103	321,651
SG Residential Mortgage Trust, Series 2021-2, Class A2, 1.942%, 12/25/2061 (a)(f)	634,468	524,003
STAR Trust, Series 2021-1, Class B1, 3.520%, 5/25/2065 (a)(f)	600,000	437,475
Starwood Mortgage Residential Trust, Series 2019-INV1, Class B1, 3.657%, 9/27/2049 (a)(f)	500,000	428,616
Starwood Mortgage Residential Trust, Series 2021-3, Class M1, 2.491%, 6/25/2056 (a)(f)	1,000,000	682,732
Triangle Re Ltd., Series 2021-3, Class M2, 9.095% (SOFR30A + 3.750%), 2/25/2034 (a)(b)	500,000	500,020
Triangle Re Ltd., Series 2021-3, Class B1, 10.295% (SOFR30A + 4.950%), 2/25/2034 (a)(b)	500,000	501,912
Tricon American Homes, Series 2020-SFR1, Class D, 2.548%, 7/17/2038 (a)	200,000	184,659
Verus Securitization Trust, Series 2021-1, Class M1, 1.968%, 1/25/2066 (a)(f)	1,074,000	703,178
Verus Securitization Trust, Series 2021-4, Class A3, 1.350%, 7/25/2066 (a)(f)	714,613	575,814

See accompanying notes which are an integral part of these financial statements.

Angel Oak Income ETF

Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
Verus Securitization Trust, Series 2021-6, Class M1, 2.941%, 10/25/2066 (a)(f)	$ 290,000	$ 202,502
Verus Securitization Trust, Series 2021-7, Class B1, 4.143%, 10/25/2066 (a)(f)	400,000	263,111
Verus Securitization Trust, Series 2022-3, Class A3, 4.130%, 2/25/2067 (a)(f)	809,735	743,582
Verus Securitization Trust, Series 2022-8, Class A3, 6.127%, 9/25/2067 (a)(e)	357,469	357,809
Verus Securitization Trust, Series 2023-1, Class A2, 6.560%, 12/25/2067 (a)(e)	540,473	542,146
Verus Securitization Trust, Series 2023-INV1, Class A2, 6.556%, 2/25/2068 (a)(e)	597,606	608,550
Verus Securitization Trust, Series 2023-INV1, Class M1, 7.590%, 2/25/2068 (a)(f)	126,000	126,759
Verus Securitization Trust, Series 2023-8, Class M1, 7.454%, 12/25/2068 (a)(f)	850,000	859,840
Verus Securitization Trust, Series 2024-1, Class B1, 7.909%, 1/25/2069 (a)(f)	750,000	754,981
Wells Fargo Credit Risk Transfer Securities Trust, Series 2015-WF1, Class 1M2, 10.709% (SOFR30A + 5.364%), 11/25/2025 (a)(b)	31,970	23,070

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost – $38,753,049)		$39,385,192

Residential Mortgage-Backed Securities – U.S. Government Agency – 20.49%
Federal Home Loan Mortgage Corp., 4.500%, 7/1/2052	917,551	887,080
Federal Home Loan Mortgage Corp., 5.000%, 11/1/2052	937,636	927,192
Government National Mortgage Association, 3.000%, 6/20/2051	2,001,025	1,800,755
Government National Mortgage Association, 3.500%, 5/20/2052	1,807,415	1,669,659
Government National Mortgage Association, 4.000%, 8/20/2052	1,859,960	1,767,241
Government National Mortgage Association, 4.500%, 9/20/2052	466,983	454,685
Government National Mortgage Association, 5.000%, 10/20/2052	929,142	924,091
Government National Mortgage Association, 4.500%, 11/20/2052	946,515	921,589
Government National Mortgage Association, 5.000%, 11/20/2052	657,810	653,412
Government National Mortgage Association, 5.000%, 12/20/2052	943,753	937,443
Government National Mortgage Association, 5.500%, 12/20/2052	187,022	188,299
Government National Mortgage Association, 6.000%, 2/20/2053	607,151	617,014
Government National Mortgage Association, 5.000%, 3/20/2053	482,284	479,059
Government National Mortgage Association, 6.000%, 3/20/2053	942,717	956,852
Government National Mortgage Association, 5.500%, 6/20/2053	687,239	691,933
Government National Mortgage Association, 5.000%, 7/20/2053	814,097	808,653
Government National Mortgage Association, 5.500%, 7/20/2053	1,183,323	1,191,405
Government National Mortgage Association 6.000%, 7/20/2053	983,562	998,310
Government National Mortgage Association, 5.500%, 8/20/2053	988,671	995,424
Government National Mortgage Association, 3.000%, 9/20/2053	785,374	706,524
Government National Mortgage Association, 5.500%, 9/20/2053	991,622	998,394
Government National Mortgage Association, 6.000%, 10/20/2053	1,341,087	1,361,195
Government National Mortgage Association, 5.500%, 11/20/2053	747,321	752,425

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES – U.S. GOVERNMENT AGENCY (Cost – $21,553,501)		$21,688,634

Residential Mortgage-Backed Securities – U.S. Government Agency Credit Risk Transfer – 1.72%
Federal Home Loan Mortgage Corp., Series 2021-HQA1, Class B2, 10.345% (SOFR30A + 5.000%), 8/25/2033 (a)(b)	250,000	265,156
Federal Home Loan Mortgage Corp., Series 2022-DNA2, Class M1B, 7.745% (SOFR30A + 2.400%), 2/25/2042 (a)(b)	500,000	511,889

See accompanying notes which are an integral part of these financial statements.

Angel Oak Income ETF

Schedule of Investments – (continued)

January 31, 2024

	Principal Amount	Value
Residential Mortgage-Backed Securities – U.S. Government Agency Credit Risk Transfer – (continued)
Federal Home Loan Mortgage Corp., Series 2022-DNA3, Class M1B, 8.245% (SOFR30A + 2.900%), 4/25/2042 (a)(b)	$ 500,000	$ 519,712
Federal Home Loan Mortgage Corp., Series 2022-HQA3, Class M1B, 8.895% (SOFR30A + 3.550%), 8/25/2042 (a)(b)	500,000	526,908

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES – U.S. GOVERNMENT AGENCY CREDIT RISK TRANSFER (Cost – $1,692,725)		$1,823,665

Short-Term Investments – 2.53%	Shares
Money Market Funds – 2.53%
First American Government Obligations Fund, Class U, 5.271% (g)	2,677,586	2,677,586

TOTAL SHORT-TERM INVESTMENTS (Cost – $2,677,586)		$2,677,586

TOTAL INVESTMENTS – 99.60% (Cost – $103,932,150)		$105,441,344

Other Assets in Excess of Liabilities – 0.40%		424,074

NET ASSETS – 100.00%		$105,865,418

LIBOR: London Inter-Bank Offered Rate

SOFR: Secured Overnight Financing Rate

SOFR30A: Secured Overnight Financing Rate 30 Day Average

TSFRM: Term Secured Overnight Financing Rate

CMT: Constant Maturity Treasury

(a)

Security exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are determined to be liquid by the Adviser, under the procedures established by the Fund’s Board of Trustees, unless otherwise denoted. At January 31, 2024, the value of these securities amounted to $75,943,813 or 71.74% of net assets.

(b)

Variable or floating rate security based on a reference index and spread. Certain securities are fixed to variable and currently in the fixed phase. Securities that reference SOFR may have been subject to a credit spread adjustment, particularly legacy holdings that previously referenced LIBOR and have transitioned to SOFR as the base lending rate. Rate disclosed is the rate in effect as of January 31, 2024.

(c)	Security issued on a when-issued basis. On January 31, 2024, the total value of investments purchased on a when-issued basis was $852,467 or 0.81% of net assets.
(d)	Security identified as in default as to the payment of interest. Income is not being accrued.
(e)	Variable rate security. The coupon is based on an underlying pool of assets. Rate disclosed is the rate in effect as of January 31, 2024.
(f)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate disclosed is the rate in effect as of January 31, 2024.
(g)	Rate disclosed is the seven day yield as of January 31, 2024.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Income ETF

Schedule of Investments – (continued)

January 31, 2024

Schedule of Open Futures Contracts

Long Futures Contracts	Expiration Month	Number of Contracts	Notional Value	Value & Unrealized Appreciation (Depreciation)
3-Year U.S. Treasury Note Future	March 2024	17	$3,580,625	($2,153)
5-Year U.S. Treasury Note Future	March 2024	167	18,101,234	190,894
10-Year U.S. Treasury Note Future	March 2024	18	2,021,906	(4,001)
Total				$184,740

See accompanying notes which are an integral part of these financial statements.

Angel Oak Funds Trust

Notes to the Financial Statements

January 31, 2024

NOTE 1. ORGANIZATION

Angel Oak Funds Trust (the “Trust”) is a Delaware statutory trust organized on June 20, 2014, and registered with the U.S. Securities and Exchange Commission as an open-end management investment company, as defined in the Investment Company Act of 1940 as amended (the “1940 Act”). The Trust consists of seven series, Angel Oak Multi-Strategy Income Fund (the “Multi- Strategy Income Fund”), Angel Oak Financials Income Impact Fund (the “Financials Income Impact Fund”), Angel Oak High Yield Opportunities Fund (the “High Yield Opportunities Fund”), Angel Oak UltraShort Income Fund (the “UltraShort Income Fund”), Angel Oak Total Return Bond Fund (the “Total Return Bond Fund”), Angel Oak UltraShort Income ETF (the "UltraShort Income ETF"), and Angel Oak Income ETF (the “Income ETF”) (together, the “Funds”). Please see the table below for a summary of class specific information:

	Ticker	Investment Objective	Commencement of Operations	Front-End Sales Charge	Back-End Sales Charge	12b-1 Fees
Multi-Strategy Income Fund
Class A	ANGLX	Current Income	06/28/2011	2.25%	N/A	0.25%
Class C	ANGCX		08/04/2015	N/A	1.00%	1.00%
Institutional Class	ANGIX		08/16/2012	N/A	N/A	N/A
Financials Income Impact Fund
Class A	ANFLX	Current Income & Total Return	11/03/2014	2.25%	N/A	0.25%
Class C	AFLCX		08/04/2015	N/A	1.00%	1.00%
Institutional Class	ANFIX		11/03/2014	N/A	N/A	N/A
High Yield Opportunities Fund
Class A	ANHAX	Current Income & Capital Appreciation	N/A	2.25%	N/A	0.25%
Class C	ANHCX		N/A	N/A	1.00%	1.00%
Institutional Class	ANHIX		03/31/2009	N/A	N/A	N/A
UltraShort Income Fund
Class A	AOUAX	Current Income, Minimize Price Volatility, and Maintain Liquidity	04/30/2018	N/A	N/A	0.25%
Class A1	AOUNX		07/22/2022	1.50%	0.50%	0.25%
Institutional Class	AOUIX		04/02/2018	N/A	N/A	N/A
Total Return Bond Fund
Class A	AOIMX	Total Return	N/A	2.25%	N/A	0.25%
Class C	AOICX		N/A	N/A	1.00%	1.00%
Institutional Class	AOIIX		06/04/2021	N/A	N/A	N/A
UltraShort Income ETF
	UYLD	Current Income, Minimize Price Volatility, and Maintain Liquidity	10/24/2022	N/A	N/A	N/A
Income ETF
	CARY	Current Income	11/07/2022	N/A	N/A	N/A

Effective as of the close of business on January 19, 2024 (the “Conversion Date”), the outstanding Class A Shares of the High Yield Opportunities Fund were converted into Institutional Class Shares of the Fund. The conversion was completed based on the share classes’ relative net asset values on the Conversion Date, without the imposition of any fees or expenses. The following table illustrates the specifics of the conversion:

	Pre-Conversion Net Assets	Pre-Conversion Shares Outstanding	Pre-Conversion Net Asset Value	Post-Conversion Net Asset Value	Post-Conversion Shares Outstanding	Exchange Ratio
Institutional Class	$69,860,859	6,482,406	$10.7770	$71,398,760	6,625,108	1.00283
Class A	$1,537,901	142,300	$10.8075	–	–	–

The Multi-Strategy Income Fund, Financials Income Impact Fund, High Yield Opportunities Fund, and UltraShort Income Fund are diversified series of the Trust. The Total Return Bond Fund, UltraShort Income ETF, and Income ETF are non-diversified

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2024

NOTE 1. ORGANIZATION – (continued)

series of the Trust, which means that they can invest a higher percentage of assets in any one issuer. Investing in a non-diversified fund may entail greater risks than is normally associated with more widely diversified funds.

The Financials Income Impact Fund commenced operations on November 3, 2014, under the name “Angel Oak Flexible Income Fund.” On March 16, 2016, shareholders approved a change to the Fund’s fundamental investment policy on the concentration of investments. On December 16, 2018, the Fund’s name was changed to “Angel Oak Financials Income Fund,” and the Fund adopted a new investment policy pursuant to Rule 35d-1 under the 1940 Act and made certain other changes to the Fund’s investment strategies. On September 22, 2022, the Fund’s name was changed to “Angel Oak Financials Income Impact Fund.” As a result, the Fund’s performance during periods prior to these dates may have differed had the Fund’s current investment policies and strategies been in place at those times.

The Total Return Bond Fund commenced operations on June 4, 2021, under the name “Angel Oak Core Impact Fund.” On January 3, 2023, the Fund’s name was changed to “Angel Oak Total Return Bond Fund,” and the Fund adopted certain changes to its investment objective and principal investment strategies. As a result, the Fund’s performance during periods prior to these dates may have differed had the Fund’s current investment policies and strategies been in place at those times.

The UltraShort Income ETF and Income ETF (alone, an “ETF”, together, the “ETFs”) list and principally trade their shares on the New York Stock Exchange Arca (“NYSE”) (“Exchange”). Shares of the ETFs trade on the Exchange at market prices that may be below, at, or above the ETFs’ net asset value (“NAV”). The UltraShort Income ETF, will issue and redeem shares on a continuous basis at NAV only in large blocks of shares, typically 4,000 shares, called “Creation Units.” The Income ETF will issue and redeem shares on a continuous basis at NAV only in creation units of, typically 10,000 shares. Creation Units will be issued and redeemed in exchange for a portfolio of securities and/or a designated amount of U.S. cash, all of which were in cash during the period. Once created, shares generally will trade in the secondary market at market prices that change throughout the day in quantities less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of an ETF.

Shares of the ETFs may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed an Authorized Participant Agreement with Quasar Distributors, LLC, a wholly-owned subsidiary of Foreside Financial Group, LLC (doing business as ACA Group) (the “Distributor”). Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the ETFs. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees. A purchase or redemption (i.e. creation or redemption) transaction fee of $300, payable by the Authorized Participant or Adviser, is imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units

Wholly-Owned Subsidiaries – As part of its investment strategy, the Multi-Strategy Income Fund invests directly or, to comply with certain regulations, through its wholly owned and controlled subsidiaries, Hyperion Loan Funding Trust (“Hyperion”) and Titan Loan Funding Trust (“Titan”), each a statutory trust organized under the laws of the state of Delaware and incorporated on August 2, 2018. On December 22, 2023, a state of Delaware Certificate of Cancellation of Statutory Trust was filed on behalf of Angel Oak Capital Advisors, LLC and Titan, was subsequently de-registered. Hyperion acts as an investment vehicle in order to purchase residential and commercial real estate whole loans, participations in such loans, or instruments representing the right to receive interest payments and principal due on such loans. The allocation of the Multi-Strategy Income Fund’s investments, if any, in Hyperion will vary over time and might not include all of the types of investments described below.

On January 31, 2024, investments in Hyperion represented 0.23% of the total net assets of the Multi-Strategy Income Fund.

The consolidated financial statements of the Multi-Strategy Income Fund includes the investment activity and financial statements of Hyperion. All intercompany accounts and transactions have been eliminated in consolidation. Because the Multi-Strategy Income Fund may invest a substantial portion of its assets in its subsidiary, the Multi-Strategy Income Fund may be considered to be investing indirectly in some of those investments through its subsidiary. For that reason, references to the Multi-Strategy Income Fund may also encompass its subsidiary.

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2024

NOTE 1. ORGANIZATION – (continued)

At January 31, 2024, investments held by Hyperion included whole loans, valued at $6,124,796. In addition, Hyperion held $1,048,849 in cash.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in accordance with the accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Codification Topic, Financial Services-Investment Companies.

Securities Valuation and Fair Value Measurements: The Funds record their investments at fair value in accordance with fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, these standards require expanded disclosure for each major category of assets. These inputs are summarized in the three broad levels listed below:

•	Level 1: quoted prices in active markets for identical securities
•	Level 2: other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3: significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments based on the best information available)

The inputs or methodology used for valuing securities are not an indication of the risks associated with investing in those securities.

Investments in registered open-end management investment companies, including money market funds, will be valued based upon the NAV of such investments and are categorized as Level 1 of the fair value hierarchy.

Fair values for long-term debt securities, including asset-backed securities (“ABS”), mortgage-backed securities (“MBS”), collateralized loan obligations (“CLOs”), corporate obligations, and whole loans are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs, including but not limited to, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and pricing models such as yield measurers calculated using factors such as cash flows, financial or collateral performance and other reference data. In addition to these inputs, cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information may be utilized. Securities that use similar valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable; the values generally would be categorized as Level 3.

Equity securities, including preferred stocks, that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively, “Nasdaq”), are valued at the last sale price at the close of that exchange. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price. If, on a particular day, an exchange-listed or Nasdaq security does not trade, then: (i) the security shall be valued at the mean between the most recent quoted bid and asked prices at the close of the exchange; or (ii) the security shall be valued at the latest sales price on the Composite Market (defined below) for the day such security is being valued. “Composite Market” means a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter (“OTC”) markets as published by a pricing service. In the event market quotations or Composite Market pricing are not readily available, fair value will be determined in accordance with the procedures adopted by the Board of Trustees (“Board”). All equity securities that are not traded on a listed exchange are valued at the last sale price at the close of the OTC market. If a non-exchange listed security does not trade on a particular day, then the mean between the last quoted bid and asked price will be used as long as it continues to reflect the value of

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2024

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

the security. If the mean is not available, then bid price can be used as long as the bid price continues to reflect the value of the security. Otherwise, fair value will be determined in accordance with the procedures adopted by the Board. These securities will generally be categorized as Level 3 securities. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Funds will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security.

Short term debt securities having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy. Reverse repurchase agreements and repurchase agreements are priced at their acquisition cost, and assessed for credit adjustments, which represents fair value. These securities will generally be categorized as Level 2 securities.

Financial derivative instruments, such as futures contracts, that are traded on a national securities or commodities exchange are typically valued at the settlement price determined by the relevant exchange. Swaps, such as credit default swaps, interest-rate swaps and currency swaps, are valued by a pricing service. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. OTC financial derivative instruments, such as certain futures contracts or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Derivatives that use similar valuation techniques as described above are typically categorized as Level 2 of the fair value hierarchy.

Securities may be fair valued in accordance with the fair valuation procedures approved by the Board. The Valuation and Risk Management Oversight Committee is generally responsible for overseeing the Funds’ valuation processes and reports quarterly to the Board. The Board has selected Angel Oak Capital Advisors, LLC (the “Adviser”) as the Valuation Designee. As such, the Valuation Committee of the Adviser has been delegated the day-to-day responsibilities for making all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available or if the prices obtained from independent pricing services are deemed to be unreliable indicators of market or fair value. Representatives of the Valuation Designee’s Valuation Committee report quarterly to the Valuation and Risk Management Oversight Committee.

The following is a summary of the investments by their inputs used to value each Fund’s net assets as of January 31, 2024:

Multi-Strategy Income Fund
	Level 1	Level 2	Level 3	Total
Assets
Asset-Backed Securities	$–	$362,997,252	$–	$362,997,252
Collateralized Debt Obligations	–	3,059,868	–	3,059,868
Collateralized Loan Obligations	–	189,044,907	–	189,044,907
Commercial Mortgage-Backed Securities	–	63,315,515	–	63,315,515
Commercial Mortgage-Backed Securities – U.S. Government Agency	–	19,834,797	–	19,834,797
Common Stocks	13,060,114	–	–	13,060,114
Corporate Obligations	–	116,043,808	772,200	116,816,008
Investment Companies – Affiliated Exchange Traded & Mutual Funds	118,337,265	–	–	118,337,265
Preferred Stocks	7,699,445	–	–	7,699,445
Residential Mortgage-Backed Securities	–	1,531,831,271	10,001	1,531,841,272
Residential Mortgage-Backed Securities – U.S. Government Agency	–	384,503,373	–	384,503,373
Residential Mortgage-Backed Securities – U.S. Government Agency Credit Risk Transfer	–	39,432,042	–	39,432,042
Warrants	–	133,200	–	133,200
Whole Loans	–	6,124,796	–	6,124,796

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2024

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

Multi-Strategy Income Fund
	Level 1	Level 2	Level 3	Total
Short-Term Investments	148,797,755	–	–	148,797,755
Total	$287,894,579	$2,716,320,829	$782,201	$3,004,997,609
Other Financial Instruments
Assets
Futures Contracts*	$1,457,875	$–	$–	$1,457,875
Liabilities
Reverse Repurchase Agreements	–	(100,000,000)	–	(100,000,000)
Swaps*	–	(1,556,600)	–	(1,556,600)
Total	$1,457,875	($101,556,600)	$–	($100,098,725)

*

Futures and swaps are reflected at the unrealized appreciation (depreciation) on the instrument as presented in the Consolidated Schedule of Open Futures Contracts and Consolidated Schedule of Centrally Cleared Credit Default Swaps.

See the Consolidated Schedule of Investments for further disaggregation of investment categories. During the year ended January 31, 2024, the Fund did not recognize any transfers to or from Level 3. Level 3 holdings as of January 31, 2024, are immaterial and other than the reconciliation of investments below no further quantitative information about Level 3 Fair Value Measurements has been included.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of 01/31/23	Amortization/ Accretion/ Paydowns	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation/ Depreciation	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of 01/31/24
Collateralized Loan Obligations	$50,000	$–	($2,710,000)	$2,660,000	$–	$–	$–	$–	$–
Corporate Obligations	$1,312,200	$–	$–	($540,000)	$–	$–	$–	$–	$772,200
Residential Mortgage- Backed Securities	$10,001	($54,642)	$–	$54,642	$–	$–	$–	$–	$10,001

The total change in unrealized appreciation/depreciation included in the Consolidated Statement of Operations attributable to Level 3 investments still held at January 31, 2024, is ($485,358).

Financials Income Impact Fund
	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$919,150	$–	$–	$919,150
Corporate Obligations	–	66,827,660	2,853,211	69,680,871
Warrants	–	289,710	–	289,710
Short-Term Investments	997,046	–	–	997,046
Total	$1,916,196	$67,117,370	$2,853,211	$71,886,777

See the Schedule of Investments for further disaggregation of investment categories. During the year ended January 31, 2024, the Fund recognized $2,453,211 of transfers from Level 2 to Level 3 for securities lacking observable market data due to a decrease in relevant market activity. See the summary of quantitative information about Level 3 Fair Value Measurements for more information.

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2024

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of 01/31/23	Amortization/ Accretion	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation/ Depreciation	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of 01/31/24
Corporate Obligations	$775,000	$–	$–	($375,000)	$–	$–	$2,453,211	$–	$2,853,211

The total change in unrealized appreciation/depreciation included in the Statements of Operations attributable to Level 3 investments still held at January 31, 2024, is ($606,232).

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

	Fair Value as of 01/31/24	Valuation Techniques	Unobservable Input*	Range/Weighted Average Unobservable Input**
Corporate Obligations	$400,000	Model Valuation	Estimated recovery from proposed Chapter 11 liquidation plan	Recovery Estimate: 16%
Corporate Obligations	$2,453,211	Consensus Pricing	Priced to yield using trading colors of comparable securities and other deals with similar coupons and characteristics	Yield: 9.0%

*

Significant increases and decreases in the unobservable inputs used to determine fair value of Level 3 assets could result in significantly higher or lower fair value measurements. An increase to the unobservable input would result in an increase to the fair value. A decrease to the unobservable input would have the opposite effect.

**	Each input presents information for one security as of January 31, 2024.

High Yield Opportunities Fund
	Level 1	Level 2	Level 3	Total
Assets
Asset-Backed Securities	$—	$3,283,552	$—	$3,283,552
Corporate Obligations	—	49,301,555	—	49,301,555
Exchange Traded Funds	3,211,120	—	—	3,211,120
Residential Mortgage-Backed Securities	—	12,891,139	—	12,891,139
Residential Mortgage-Backed Securities – U.S. Government Agency Credit Risk Transfer	—	3,460,040	—	3,460,040
Short-Term Investments	1,107,159	—	—	1,107,159
Total	$4,318,279	$68,936,286	$—	$73,254,565

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2024

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

See the Schedule of Investments for further disaggregation of investment categories. During the year ended January 31, 2024, the Fund did not recognize any transfers to or from Level 3.

UltraShort Income Fund
	Level 1	Level 2	Level 3	Total
Assets
Asset-Backed Securities	$—	$191,788,221	$—	$191,788,221
Collateralized Loan Obligations	—	55,449,509	—	55,449,509
Commercial Mortgage-Backed Securities	—	12,426,733	—	12,426,733
Commercial Mortgage-Backed Securities – U.S. Government Agency	—	45,172,917	—	45,172,917
Corporate Obligations	—	10,929,418	—	10,929,418
Investment Companies — Affiliated Exchange Traded Funds	4,942,607	—	—	4,942,607
Residential Mortgage-Backed Securities	—	110,380,626	—	110,380,626
Residential Mortgage-Backed Securities – U.S. Government Agency	—	4,199,320	—	4,199,320
Residential Mortgage-Backed Securities – U.S. Government Agency Credit Risk Transfer	—	4,773,802	—	4,773,802
Short-Term Investments	9,776,053	—	—	9,776,053
Total	$14,718,660	$435,120,546	$—	$449,839,206
Other Financial Instruments
Assets
Futures Contracts*	$106,055	$—	$—	$106,055
Liabilities
Futures Contracts*	($13,564)	$—	$—	($13,564)
Total	$92,491	$—	$–	$92,491

*	Futures are reflected at the unrealized appreciation (depreciation) on the instrument as presented in the Schedule of Open Futures Contracts.

See the Schedule of Investments for further disaggregation of investment categories. During the year ended January 31, 2024, the Fund did not recognize any transfers to or from Level 3.

Total Return Bond Fund
	Level 1	Level 2	Level 3	Total
Assets
Asset-Backed Securities	$—	$2,401,177	$—	$2,401,177
Commercial Mortgage-Backed Securities	—	895,087	—	895,087
Commercial Mortgage-Backed Securities – U.S. Government Agency	—	1,558,848	—	1,558,848
Corporate Obligations	—	1,685,826	—	1,685,826
Residential Mortgage-Backed Securities	—	13,403,989	—	13,403,989
Residential Mortgage-Backed Securities – U.S. Government Agency	—	9,333,747	—	9,333,747
Residential Mortgage-Backed Securities – U.S. Government Agency Credit Risk Transfer	—	515,937	—	515,937
Short-Term Investments	861,780	—	—	861,780
Total	$861,780	$29,794,611	$—	$30,656,391
Other Financial Instruments
Assets
Futures Contracts*	$235,091	$—	$—	$235,091

*	Futures are reflected at the unrealized appreciation (depreciation) on the instrument as presented in the Schedule of Open Futures Contracts.

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2024

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

See the Schedule of Investments for further disaggregation of investment categories. During the year ended January 31, 2024, the Fund did not recognize any transfers to or from Level 3.

UltraShort Income ETF
	Level 1	Level 2	Level 3	Total
Assets
Asset-Backed Securities	$—	$54,106,391	$—	$54,106,391
Collateralized Loan Obligations	—	11,502,808	—	11,502,808
Commercial Mortgage-Backed Securities – U.S. Government Agency	—	11,513,346	—	11,513,346
Corporate Obligations	—	9,369,690	—	9,369,690
Residential Mortgage-Backed Securities	—	19,430,754	—	19,430,754
Residential Mortgage-Backed Securities – U.S. Government Agency	—	730,495	—	730,495
Residential Mortgage-Backed Securities – U.S. Government Agency Credit Risk Transfer	—	6,461,210	—	6,461,210
Short-Term Investments	7,756,084	4,964,098	—	12,720,182
Total	$7,756,084	$118,078,792	$–	$125,834,876

See the Schedule of Investments for further disaggregation of investment categories. During the year ended January 31, 2024, the Fund did not recognize any transfers to or from Level 3.

Income ETF
	Level 1	Level 2	Level 3	Total
Assets
Asset-Backed Securities	$—	$20,721,339	$—	$20,721,339
Collateralized Loan Obligations	—	9,664,342	—	9,664,342
Commercial Mortgage-Backed Securities	—	399,997	—	399,997
Commercial Mortgage-Backed Securities — U.S. Government Agency	—	3,397,568	—	3,397,568
Corporate Obligations	—	5,683,021	—	5,683,021
Residential Mortgage-Backed Securities	—	39,385,192	—	39,385,192
Residential Mortgage-Backed Securities – U.S. Government Agency	—	21,688,634	—	21,688,634
Residential Mortgage-Backed Securities – U.S. Government Agency Credit Risk Transfer	—	1,823,665	—	1,823,665
Short-Term Investments	2,677,586	—	—	2,677,586
Total	$2,677,586	$102,763,758	$—	$105,441,344
Other Financial Instruments
Assets
Futures Contracts*	$190,894	$—	$—	$190,894
Liabilities
Futures Contracts*	($6,154)	$—	$—	($6,154)
Total	$184,740	$—	$—	$184,740

*	Futures are reflected at the unrealized appreciation (depreciation) on the instrument as presented in the Schedule of Open Futures Contracts.

See the Schedule of Investments for further disaggregation of investment categories. During the year ended January 31, 2024, the Fund did not recognize any transfers to or from Level 3.

Federal Income Taxes: The Funds intend to elect and continue to qualify to be taxed as “regulated investment companies” under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Funds generally will not be subject to federal income tax to the extent they distribute substantially all of their net investment income and capital gains to shareholders. The Funds generally intend to operate in a manner such that they will not be liable for federal income or excise taxes.

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2024

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended January 31, 2024, the Funds did not incur any interest or penalties. The Funds have reviewed all open tax years and major jurisdictions and concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Security Transactions and Income Recognition: Investment security transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income and expense is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective yield method, based on each security’s estimated life and recoverable principal and recorded in interest income on the Statements of Operations. Dividend income and corporate transactions, if any, are recorded on the ex-date. Paydown gains and losses on mortgage-related and other ABS are recorded as components of interest income on the Statements of Operations. Payments received from certain investments held by the Funds may be comprised of dividends, capital gains and return of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of the information from the issuer. The actual character of distributions to the Funds’ shareholders will be reflected in the Form 1099 received by shareholders after the end of the calendar year.

Expenses: Expenses incurred by the Trust that do not relate to a specific Fund are allocated to the individual Funds based on each Fund’s relative net assets or another appropriate basis. Expenses attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation and expenses are allocated to each class based on the net assets in relation to the relative net assets of each Fund.

Dividends and Distributions: Distributions from each Fund’s net investment income are accrued daily and typically paid monthly. The Funds intend to distribute their net realized long term capital gains and their net realized short term capital gains, if any, at least annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or NAV per share of the Funds. For the year ended January 31, 2024, there were no reclassifications.

Share Valuation: The NAV per share of a class of shares of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, attributable to that class, minus all liabilities (including estimated accrued expenses) attributable to that class by the total number of shares of that class outstanding, rounded to the nearest cent. The Funds’ NAV will not be calculated on the days on which the New York Stock Exchange is closed for trading.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the period. Actual results could differ from those estimates.

Indemnifications: Under the Trust’s organizational documents, the Trust will indemnify its officers and trustees for certain liabilities that may arise from performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2024

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

Cash and Cash Equivalents: Cash and cash equivalents are highly liquid assets including coin, currency and short-term investments that typically mature in 30-90 days. Short-term investments can include U.S. Government and government agency securities, investment grade money market instruments, investment grade fixed-income securities, repurchase agreements, commercial paper and cash equivalents. Cash equivalents are extremely low risk assets that are liquid and easily converted into cash. These investments are only considered equivalents if they are readily available and are not restricted by some agreement. When the Adviser believes market, economic or political conditions are unfavorable for investors, the Adviser may invest up to 100% of a Fund’s net assets in cash, cash equivalents or other short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets or the U.S. economy. The Adviser also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Included in Investments in unaffiliated securities at fair value on the Statements of Assets and Liabilities are investments in First American money market funds held at major financial institutions as follows:

Multi-Strategy Income Fund	$148,797,755
Financials Income Impact Fund	$997,046
High Yield Opportunities Fund	$1,107,159
UltraShort Income Fund	$9,776,053
Total Return Bond Fund	$861,780
UltraShort Income ETF	$7,756,084
Income ETF	$2,677,586

Reverse Repurchase Agreements: A reverse repurchase agreement is the sale by the Funds of a security to a party for a specified price, with the simultaneous agreement by the Funds to repurchase that security from that party on a future date at a higher price. Proceeds from securities sold under reverse repurchase agreements are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statements of Operations. Reverse repurchase agreements involve the risk that the counterparty will become subject to bankruptcy or other insolvency proceedings or fail to return a security to the Funds. In such situations, the Funds may incur losses as a result of a possible decline in the value of the underlying security during the period while the Funds seek to enforce their rights, a possible lack of access to income on the underlying security during this period, or expenses of enforcing its rights.

The gross obligations for secured borrowing by the type of collateral pledged and remaining time to maturity on reverse repurchase contracts is as follows:

Multi-Strategy Income Fund
Reverse Repurchase Agreements	Overnight and Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Asset-Backed Securities	$–	$–	$38,793,370	$–	$38,793,370
Residential Mortgage-Backed Securities	–	–	54,788,384	–	54,788,384
Residential Mortgage-Backed Securities – U.S. Government Agency Credit Risk Transfer	–	–	6,418,246	–	6,418,246
Total	$–	$–	$100,000,000	$–	$100,000,000
Gross amount of reverse repurchase agreements in Balance Sheet Offsetting Information Table					$100,000,000
Amounts related to agreements not included in offsetting disclosure in Balance Sheet Offsetting Information Table					$–

NOTE 3. RISKS ASSOCIATED WITH PORTFOLIO ASSETS

Asset-Backed and Mortgage-Backed Securities and Whole Loan Risks: Prepayment risk is associated with MBS and ABS, including CLOs, and whole loans. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Funds’ investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Funds to lose money. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Funds to successfully utilize these instruments may depend on the ability of the Funds’ Adviser to forecast interest rates and

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2024

NOTE 3. RISKS ASSOCIATED WITH PORTFOLIO ASSETS – (continued)

other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. Certain MBS may be secured by pools of mortgages on single-family, multi-family properties, as well as commercial properties. Similarly, ABS may be secured by pools of loans, such as corporate loans, student loans, automobile loans and credit card receivables. Whole loans are sold in their entirety rather than being pooled with other mortgages. Whole loans are mortgage loans sold to an investor in a secondary market. The investor purchasing the loan assumes full responsibility of the loan and all the contractual terms and rights associated with the funds. The credit risk on such loans is affected by homeowners or borrowers defaulting on their loans. The values of assets underlying mortgage-backed and ABS, including CLOs, may decline and therefore may not be adequate to cover underlying investors. To the extent the Funds focus their investments in particular types of mortgage-backed or ABS, including CLOs, and whole loans, the Funds may be more susceptible to risk factors affecting such types of investments.

Subordinated Debt of Banks and Diversified Financial Companies: The Funds may invest in subordinated debt securities, sometimes also called “junior debt”, which are debt securities for which the issuer’s obligations to make principal and interest payments are secondary to the issuer’s payment obligations to more senior debt securities. Such investments will consist primarily of debt issued by community banks or savings institutions (or their holding companies), which are subordinated to senior debt issued by the banks and deposits held by the bank, but are senior to trust preferred obligations, preferred stock and common stock issued by the bank.

Investment Company Securities: The Funds may invest in the securities of other investment companies, including ETFs, closed-end funds and open-end (mutual) funds (also called underlying funds). When a Fund invests in underlying funds it will indirectly bear its proportionate share of any fees and expenses payable directly by the underlying fund. In connection with its investments in other investment companies, a Fund will incur higher expenses, many of which may be duplicative. Furthermore, because the Funds may invest in shares of ETFs and underlying funds, their performances are directly related to the ability of the ETFs and underlying funds to meet their respective investment objectives as well as the allocation of each Fund’s assets among the ETFs and underlying funds by the Adviser. Accordingly, the Funds’ investment performance will be influenced by the investment strategies of, and risks associated with, the ETFs and underlying funds in direct proportion to the amount of assets the Funds allocate to the ETFs and underlying funds utilizing such strategies. The Adviser may be subject to potential conflicts of interest in allocating a Fund’s assets to underlying funds, such as a potential conflict in selecting affiliated underlying funds over unaffiliated underlying funds. In addition, a Fund’s portfolio managers may be subject to potential conflicts of interest in allocating the Fund’s assets among underlying funds, as certain of the Fund’s portfolio managers may also manage an affiliated underlying fund in which the Fund may invest. Both the Adviser and a Fund’s portfolio managers have a fiduciary duty to the Fund to act in the Fund’s best interest when selecting underlying funds. Under the oversight of the Board of Trustees, the Adviser will carefully analyze any such potential conflicts of interest and will take steps to minimize and, where possible, eliminate them.

High Yield Securities: The Funds may invest in below investment grade securities. These “high-yield” securities, also known as “junk bonds,” will generally be rated BB or lower by S&P or will be of equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or if unrated, considered by the Adviser to be of comparable quality.

Structured Products: The Funds may invest in certain structured products. Normally, structured products are privately offered and sold (that is, they are not registered under the securities laws); however, an active dealer market may exist for structured products that qualify for Rule 144A transactions. The risks of an investment in a structured product depend largely on the type of the collateral securities and the class of the structured product in which the Funds invest. In addition to the normal interest rate, default and other risks of fixed-income securities, structured products carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Funds may invest in structured products that are subordinate to other classes, values may be volatile and disputes with the issuer may produce unexpected investment results.

Common and Preferred Stocks: The Funds may invest in common stock and preferred stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price. The Funds may also invest in preferred stock. Preferred stock is a

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2024

NOTE 3. RISKS ASSOCIATED WITH PORTFOLIO ASSETS – (continued)

class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market values of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth. If you invest in the Funds, you should be willing to accept the risks of the stock market (to the extent that a Fund invests in common stock) and should consider an investment in the Funds only as a part of your overall investment portfolio.

Warrants: The Funds may invest in warrants. Warrants are securities, typically issued with preferred stock or bonds that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price of the warrant usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

Futures Contracts: The Funds may enter into futures contracts to hedge various investments for risk management as well as speculative purposes. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. Secondary margin limits are required to be maintained while futures are held, as defined by each contract.

During the period a futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the fair value of the contract at the end of each day’s trading. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from the closing transaction and the Fund’s cost of entering into a contract. The use of futures contracts involves the risk of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contract and may realize a loss. See Note 4 for information on futures contract activity during the year ended January 31, 2024.

Swaps: The Funds may invest in credit default swaps, total return swaps, interest rate swaps, equity swaps, currency swaps and other types of swaps. During the year, the Multi-Strategy Income Fund used centrally cleared credit default swaps to hedge interest risk on its portfolio. Such transactions are subject to market risk, liquidity risk, risk of default by the other party to the transaction, known as “counterparty risk,” regulatory risk and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs.

A credit default swap agreement may reference one or more debt securities or obligations that are not currently held by the Funds. The Funds are permitted to enter into a credit default swap as either the protection buyer or seller in the discretion of the Adviser. When buying protection under a credit default swap, the Fund is generally obligated to pay the protection seller an upfront or periodic stream of payments over the term of the contract until a credit event occurs, such as a default of the reference obligation. If no credit event occurs, the Fund may recover nothing if the swap is held through the termination date. However, if a credit event does occur, the Fund may receive the full notional value of the swap in exchange for the face amount of the obligations underlying the swap, the value of which may have significantly decreased. When selling protection under a credit default swap, the Fund receives an upfront or periodic stream of payments over the term of the contract provided that a credit event does not occur. However, as the seller of protection, the Fund effectively adds leverage to its portfolio because it gains exposure to the notional amount of the swap. Entering into a credit default swap may subject a Fund to greater risk than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps also involve illiquidity risk, counter-party risk (for OTC swaps) and credit risk.

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2024

NOTE 3. RISKS ASSOCIATED WITH PORTFOLIO ASSETS – (continued)

Swap agreements are primarily entered into by institutional investors and the value of such agreements may be extremely volatile. Certain swap agreements are traded OTC between two parties, while other more standardized swaps must be transacted through a Futures Commission Merchant and centrally cleared and exchange traded. While central clearing and exchange-trading are intended to reduce counterparty credit and liquidity risk, they do not make a swap transaction risk-free. The current regulatory environment regarding swap agreements is subject to change. The Adviser will continue to monitor these developments, particularly to the extent regulatory changes affect the Funds’ ability to enter into swap agreements. See Note 4 for information on swap activity during the year ended January 31, 2024.

To Be Announced Securities: The Funds may invest in to-be-announced securities (“TBAs”). TBAs is a term that is generally used to describe forward-settling MBS. These TBAs are generally issued by U.S. Government Agencies or U.S. Government Sponsored Entities such as Freddie Mac, Fannie Mae and Ginnie Mae. The actual mortgage-backed security that will be delivered to the buyer at the time TBA trades are entered is not known, however, the terms of the acceptable pools of loans that will comprise the mortgage-backed security are determined at the time the trade is entered into (coupon rate, maturity, credit quality, etc.). Investment in TBAs will generally increase the Funds’ exposure to interest rate risk and could also expose the Funds to counterparty default risk. In order to mitigate counterparty default risk, the Funds only enter TBAs with counterparties for which the risk of default is determined to be remote.

Macroeconomic Risks: Developments such as public health crises, armed conflict, changing interest rates, inflation, supply chain disruptions, geopolitical risks, and economic sanctions may disrupt economic markets and the prolonged economic impacts of these types of developments are uncertain. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration, spread, and conclusion of global events, and such uncertainty may in turn impact the value of the Funds’ investments.

NOTE 4. DERIVATIVE TRANSACTIONS

The value and effect of derivative instruments on the Consolidated Statement of Assets and Liabilities as of January 31, 2024, for the Multi-Strategy Income Fund was as follows:

Derivatives	Type of Derivative Risk	Consolidated Statement of Assets and Liabilities Location	Fair Value of Deposit at Broker for Futures and Swaps	Value of Unrealized Appreciation (Depreciation)*
Futures Contracts	Interest Rate	Deposit at broker for futures	$10,508,351	$1,457,875
Swaps	Credit	Deposit at broker for swaps	$5,940,708	($1,556,600)

*	Represents the value of unrealized appreciation (depreciation) as presented in the Consolidated Schedule of Open Futures Contracts and Consolidated Schedule of Centrally Cleared Credit Default Swaps.

The effect of derivative instruments on the Consolidated Statement of Operations for the year ended January 31, 2024, for the Multi-Strategy Income Fund was as follows:

Derivatives	Type of Derivative Risk	Location of Gain (Loss) on Derivatives in Income	Realized Gain (Loss) on Derivatives
Futures Contracts	Interest Rate	Net realized gain (loss) on futures contracts	$53,096,968
Swaps	Credit	Net realized gain (loss) on swaps	($2,154,922)

Derivatives	Type of Derivative Risk	Location of Gain (Loss) on Derivatives in Income	Change in Unrealized Appreciation/Depreciation on Derivatives
Futures Contracts	Interest Rate	Net change in unrealized appreciation/depreciation on futures contracts	($33,033,746)
Swaps	Credit	Net change in unrealized appreciation/depreciation on swaps	($1,556,600)

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2024

NOTE 4. DERIVATIVE TRANSACTIONS – (continued)

The average monthly notional value of long and short futures contracts during the year ended January 31, 2024, was $50,761,959 and ($206,626,263), respectively. The average monthly notional value of long swap contracts during the year ended January 31, 2024, was $38,230,769.

The value and effect of derivative instruments on the Statements of Assets and Liabilities as of January 31, 2024, for the UltraShort Income Fund was as follows:

Derivatives	Type of Derivative Risk	Statements of Assets and Liabilities Location	Fair Value of Deposit at Broker for Futures	Value of Unrealized Appreciation (Depreciation)*
Futures Contracts	Interest Rate	Deposit at broker for futures	$471,219	$92,491

*	Represents the value of unrealized appreciation (depreciation) as presented in the Schedule of Open Futures Contracts.

The effect of derivative instruments on the Statements of Operations for the year ended January 31, 2024, for the UltraShort Income Fund was as follows:

Derivatives	Type of Derivative Risk	Location of Gain (Loss) on Derivatives in Income	Realized Gain (Loss) on Derivatives
Futures Contracts	Interest Rate	Net realized gain (loss) on futures contracts	$2,187,002

Derivatives	Type of Derivative Risk	Location of Gain (Loss) on Derivatives in Income	Change in Unrealized Appreciation/Depreciation on Derivatives
Futures Contracts	Interest Rate	Net change in unrealized appreciation/depreciation on futures contracts	($483,881)

The average monthly notional value of short futures contracts during the year ended January 31, 2024, was ($76,014,041).

The value and effect of derivative instruments on the Statements of Assets and Liabilities as of January 31, 2024, for the Total Return Bond Fund was as follows:

Derivatives	Type of Derivative Risk	Statements of Assets and Liabilities Location	Fair Value of Deposit at Broker for Futures	Value of Unrealized Appreciation (Depreciation)*
Futures Contracts	Interest Rate	Deposit at broker for futures	$302,106	$235,091

*	Represents the value of unrealized appreciation (depreciation) as presented in the Schedule of Open Futures Contracts.

The effect of derivative instruments on the Statements of Operations for the year ended January 31, 2024, for the Total Return Bond Fund was as follows:

Derivatives	Type of Derivative Risk	Location of Gain (Loss) on Derivatives in Income	Realized Gain (Loss) on Derivatives
Futures Contracts	Interest Rate	Net realized gain (loss) on futures contracts	($591,245)

Derivatives	Type of Derivative Risk	Location of Gain (Loss) on Derivatives in Income	Change in Unrealized Appreciation/Depreciation on Derivatives
Futures Contracts	Interest Rate	Net change in unrealized appreciation/depreciation on futures contracts	$155,511

The average monthly notional value of long futures contracts during the year ended January 31, 2024, was $7,948,272.

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2024

NOTE 4. DERIVATIVE TRANSACTIONS – (continued)

The value and effect of derivative instruments on the Statements of Assets and Liabilities as of January 31, 2024, for the Income ETF was as follows:

Derivatives	Type of Derivative Risk	Statements of Assets and Liabilities Location	Fair Value of Deposit at Broker for Futures	Value of Unrealized Appreciation (Depreciation)*
Futures Contracts	Interest Rate	Deposit at broker for futures	$601,383	$184,740

*	Represents the value of unrealized appreciation (depreciation) as presented in the Schedule of Open Futures Contracts.

The effect of derivative instruments on the Statements of Operations for the year ended January 31, 2024, for the Income ETF was as follows:

Derivatives	Type of Derivative Risk	Location of Gain (Loss) on Derivatives in Income	Realized Gain (Loss) on Derivatives
Futures Contracts	Interest Rate	Net realized gain (loss) on futures contracts	($161,695)

Derivatives	Type of Derivative Risk	Location of Gain (Loss) on Derivatives in Income	Change in Unrealized Appreciation/Depreciation on Derivatives
Futures Contracts	Interest Rate	Net change in unrealized appreciation/depreciation on futures contracts	$184,740

The average monthly notional value of long and short futures contracts during the year ended January 31, 2024, was $5,376,273 and ($678,318), respectively.

Balance Sheet Offsetting Information

During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis. As of January 31, 2024, the Funds were not subject to any netting agreements.

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statements of Assets and Liabilities as of January 31, 2024.

Multi-Strategy Income Fund
				Gross Amounts Not Offset in Consolidated Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets/Liabilities	Gross Amounts Offset in Consolidated Statement of Assets and Liabilities	Net Amounts of Assets/Liabilities Presented in Consolidated Statement of Assets and Liabilities	Financial Instruments*	Cash Collateral Pledged*	Net Amount
Assets:
Futures Contracts	$1,457,875	$–	$1,457,875**	$–	$–	$1,457,875
Liabilities:
Reverse Repurchase Agreements	$100,000,000	$–	$100,000,000	$100,000,000	$–	$–
Swaps	$1,556,600	$–	$1,556,600***	$–	$1,556,600	$–

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2024

NOTE 4. DERIVATIVE TRANSACTIONS – (continued)

UltraShort Income Fund
				Gross Amounts Not Offset in Statements of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Assets Presented in Statements of Assets and Liabilities****	Financial Instruments*	Cash Collateral Pledged*	Net Amount
Futures Contracts	$106,055	($13,564)	$92,491	$–	$–	$92,491

Total Return Bond Fund
				Gross Amounts Not Offset in Statements of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in Statements of Assets and Liabilities****	Financial Instruments*	Cash Collateral Pledged*	Net Amount
Futures Contracts	$235,091	$–	$235,091	$–	$–	$235,091

Income ETF
				Gross Amounts Not Offset in Statements of Assets and Liabilities
	Gross Amounts of Recognized Assets/Liabilities	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Assets Presented in Statements of Assets and Liabilities****	Financial Instruments*	Cash Collateral Pledged*	Net Amount
Futures Contracts	$190,894	($6,154)	$184,740	$–	$–	$184,740

*	The amount is limited to the net amounts of financial assets and liabilities and accordingly does not include excess collateral pledged.
**

Represents the value of unrealized appreciation (depreciation) as presented in the Consolidated Schedule of Open Futures Contracts, which is included in deposit at broker for futures on the Consolidated Statements of Assets and Liabilities.

***

Represents the value of unrealized appreciation (depreciation) as presented in the Consolidated Schedule of Centrally Cleared Credit Default Swaps, which is included in deposit at broker for swaps on the Consolidated Statements of Assets and Liabilities.

****

Represents the value of unrealized appreciation (depreciation) as presented in the Schedule of Open Futures Contracts, which is included in deposit at broker for futures on the Statements of Assets and Liabilities.

In some instances, the actual collateral received/pledged may be more than the amounts disclosed herein.

NOTE 5. FEES AND OTHER RELATED PARTY TRANSACTIONS

Under the terms of the investment advisory agreement, on behalf of the Funds (the “Agreement”), the Adviser manages the Funds’ investments subject to oversight of the Trustees. As compensation for its management services, the Funds’ are obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of the average daily net assets of each Fund as follows:

Multi-Strategy Income Fund	0.89%
Financials Income Impact Fund	0.89%
High Yield Opportunities Fund	0.55%
UltraShort Income Fund	0.44%
Total Return Bond Fund	0.50%
UltraShort Income ETF	0.55%
Income ETF	0.99%

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2024

NOTE 5. FEES AND OTHER RELATED PARTY TRANSACTIONS – (continued)

The Adviser contractually agreed through May 31, 2024, to waive or limit its fees and to assume other expenses of the Funds’ so that the ratio of each Fund’s Total Annual Fund Operating Expenses to average net assets does not exceed the following:

Multi-Strategy Income Fund	0.99%
Financials Income Impact Fund	0.69%
High Yield Opportunities Fund	0.55%
UltraShort Income Fund	0.35%
Total Return Bond Fund	0.44%
UltraShort Income ETF	0.29%
Income ETF	0.79%

These operating expense limitations do not apply to front-end sales loads, brokerage fees and commissions, interest on borrowings, dividends on securities sold short, taxes, 12b-1 fees, extraordinary expenses and indirect expenses (such as “acquired funds fees and expenses”) and may only be changed or eliminated by the Board of Trustees upon 60 days’ written notice to the Adviser.

The contractual waiver and/or reimbursement by the Adviser with respect to the Funds is subject to repayment by the Funds within 36 months following the month in which that particular waiver and/or reimbursement occurred, provided that the Funds are able to make the repayment without exceeding the expense limitations described above or the expense limitation in effect at the time of the reimbursement (whichever is lower). During the year ended January 31, 2024, the Adviser waived $66,743 of the Multi-Strategy Income Fund’s expenses, $463,756 of the Financial Income Impact Fund’s expenses, $251,693 of the High Yield Opportunities Fund’s expenses, $1,332,490 of the UltraShort Income Fund’s expenses, $220,127 of the Total Return Bond Fund’s expenses, $209,312 of the UltraShort Income ETF’s expenses, and $109,491 of the Income ETF’s expenses. Additionally, during the year ended January 31, 2024, the Multi-Strategy Income Fund repaid $66,743 of previously waived expenses to the Adviser. During the year ended January 31, 2024, the High Yield Opportunities Fund had $170,565 of previously waived expenses expire. The expense limitation agreement specifically refers to amounts that are contractually waived, see Statements of Operations. The amounts subject to repayment by the Funds, pursuant to the aforementioned conditions at January 31, 2024, are included in the table below.

	Total Waived Expenses Recoverable by the Adviser as of 01/31/24	Recoverable Expenses Subject to 36 Month Limit During the Year Ended 01/31/25	Recoverable Expenses Subject to 36 Month Limit During the Year Ended 01/31/26	Recoverable Expenses Subject to 36 Month Limit During the Year Ended 01/31/27
Multi-Strategy Income Fund	$–	$–	$–	$–
Financials Income Impact Fund	$555,225	$–	$91,469	$463,756
High Yield Opportunities Fund	$661,096	$176,290	$233,113	$251,693
UltraShort Income Fund	$3,818,043	$298,340	$2,187,213	$1,332,490
Total Return Bond Fund	$519,711	$87,232	$212,352	$220,127
UltraShort Income ETF	$236,419	$–	$27,107	$209,312
Income ETF	$120,774	$–	$11,283	$109,491

The Adviser has contractually agreed to waive the amount of the Multi-Strategy Income Fund and UltraShort Income Fund’s management fees to the extent necessary to offset the proportionate share of the management fees incurred by the Funds through its investment in underlying funds for which the Adviser also serves as investment adviser (affiliated investments). This contractual waiver is not subject to recoupment by the Adviser. This arrangement may only be changed or eliminated by the Board of Trustees upon 60 days’ written notice to the Adviser. During the year ended January 31, 2024, the Adviser waived $721,524 and $14,251 of the Multi-Strategy Income Fund and UltraShort Income Fund’s management fees of underlying funds, respectively.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Funds have adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act with respect to the Class A shares, Class A1

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2024

NOTE 5. FEES AND OTHER RELATED PARTY TRANSACTIONS – (continued)

shares, Class C shares, and the ETFs, as applicable. The Distribution Plan provides that the Funds will pay a fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of Class A shares and Class A1 shares and at an annual rate of up to 1.00% of the average daily net assets of Class C shares. The Distribution Plan for the ETFs has not been activated. No distribution fees are paid by Institutional Class shares. These fees may be used by the Distributor to provide compensation for sales support, distribution activities or shareholder servicing activities.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds. Fund Services also serves as the Funds’ fund accountant and transfer agent. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds. U.S. Bank, N.A. (the “Custodian”) serves as custodian to the Funds.

The Funds make reimbursement payments to the Adviser for the salary associated with the office of the Chief Compliance Officer. The compliance fees expensed by the Funds during the year ended January 31, 2024, are included in the Statements of Operations.

Certain officers, Trustees and shareholders of the Funds are also owners or employees of the Adviser and may be compensated by the Funds.

NOTE 6. INVESTMENT TRANSACTIONS

For the year ended January 31, 2024, purchases and sales of investment securities, other than short-term investments and short-term U.S. Government securities, were as follows:

	Purchases	Sales
Multi-Strategy Income Fund	$941,954,863	$1,475,762,386
Financials Income Impact Fund	$11,111,942	$33,848,075
High Yield Opportunities Fund	$24,424,612	$13,027,993
UltraShort Income Fund	$249,561,939	$491,135,136
Total Return Bond Fund	$19,108,220	$23,270,806
UltraShort Income ETF	$121,377,146	$56,276,544
Income ETF	$90,251,226	$22,512,099

For the year January 31, 2024, purchases and sales of long-term U.S. Government securities (included in the aggregate purchases and sales of investment securities displayed in the table above) were as follows:

	Purchases	Sales
Multi-Strategy Income Fund	$326,573,158	$81,037,534
Financials Income Impact Fund	$–	$–
High Yield Opportunities Fund	$989,269	$–
UltraShort Income Fund	$16,978,469	$21,881,852
Total Return Bond Fund	$5,246,905	$7,368,583
UltraShort Income ETF	$19,059,801	$8,274,584
Income ETF	$23,725,235	$7,443,808

The Funds’ ownership of shares of affiliates represents holdings for which the Funds’ and the underlying investee fund have the same investment adviser or where the investee fund’s investment adviser is under common control with the Funds’ investment adviser.

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2024

NOTE 7. TRANSACTIONS WITH AFFILIATES

The Multi-Strategy Income Fund had the following investments in affiliates during the year ended January 31, 2024:

Security Name	Value as of 01/31/23	Purchases	Sales	Net Realized Gain (Loss) on Investments in Affiliates	Net Change in Unrealized Appreciation/ Depreciation on Investments in Affiliates	Value as of 01/31/24	Share Balance	Dividend Income
Financials Income Impact Fund	$41,799,908	$–	$–	$–	($2,470,930)	$39,328,978	5,147,772	$2,051,214
High Yield Opportunities Fund	35,297,429	–	–	–	900,785	36,198,214	3,336,241	2,410,030
Income ETF	9,806,280	2,069,388	–	–	31,731	11,907,399	581,700	704,466
Total Return Bond Fund	34,710,309	–	(3,000,000)	(537,736)	(269,899)	30,902,674	3,631,337	1,503,936
UltraShort Income ETF	4,849,663	–	(4,848,300)	49,430	(50,793)	–	–	240,452
Total	$126,463,589	$2,069,388	($7,848,300)	($488,306)	($1,859,106)	$118,337,265	12,697,050	$6,910,098

The UltraShort Income Fund had the following investments in affiliates during the year ended January 31, 2024:

Security Name	Value as of 01/31/23	Purchases	Sales	Net Realized Gain (Loss) on Investments in Affiliates	Net Change in Unrealized Appreciation/ Depreciation on Investments in Affiliates	Value as of 01/31/24	Share Balance	Dividend Income
UltraShort Income ETF	$4,880,005	$50,535	$–	$–	$12,067	$4,942,607	97,500	$313,655

NOTE 8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. At January 31, 2024, the Multi-Strategy Income Fund owned, as beneficial shareholder, 50% of the outstanding shares of the High Yield Opportunities Fund, 54% of the outstanding shares of the Financials Income Impact Fund, and 100% of the outstanding shares of the Total Return Bond Fund. At January 31, 2024, UBS Financial Services, Inc. owned, as record shareholder, 27% of the outstanding shares of the UltraShort Income Fund. At January 31, 2024, National Financial Services, LLC owned, as record shareholder, 26% of the outstanding shares of the High Yield Opportunities Fund. It is not known whether any underlying beneficial owners owned or controlled 25% or more of the voting securities of the Funds. At January 31, 2024, no shareholder held more than 25% of the outstanding shares of the Multi-Strategy Income Fund.

NOTE 9. FEDERAL TAX INFORMATION

The tax characterization of distributions paid for the year or period ended January 31, 2024, and January 31, 2023, were as follows:

	Multi-Strategy Income Fund		Financials Income Impact Fund		High Yield Opportunities Fund		UltraShort Income Fund
	2024	2023	2024	2023	2024	2023	2024	2023
Distributions paid from:
Ordinary Income	$165,770,788	$251,071,959	$4,330,952	$5,752,976	$4,560,952	$3,865,020	$25,461,448	$24,057,135
Net Long-Term Capital Gain	–	–	–	–	–	–	–	–
Total	$165,770,788	$251,071,959	$4,330,952	$5,752,976	$4,560,952	$3,865,020	$25,461,448	$24,057,135

	Total Return Bond Fund		UltraShort Income ETF		Income ETF
	2024	2023	2024	2023 (a)	2024	2023 (b)
Distributions paid from:
Ordinary Income	$1,506,825	$994,943	$5,260,978	$316,786	$3,938,223	$148,244
Net Long-Term Capital Gain	–	–	–	–	–	–
Total	$1,506,825	$994,943	$5,260,978	$316,786	$3,938,223	$148,244

(a)	Fund commenced operations on October 24, 2022.
(b)	Fund commenced operations on November 7, 2022.

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2024

NOTE 9. FEDERAL TAX INFORMATION – (continued)

At January 31, 2024, the components of distributable earnings (accumulated deficit) on a tax basis were as follows:

	Multi-Strategy Income Fund	Financials Income Impact Fund	High Yield Opportunities Fund	UltraShort Income Fund	Total Return Bond Fund	UltraShort Income ETF	Income ETF
Tax Cost of Investments	$3,465,022,956	$82,560,768	$75,286,161	$464,159,266	$32,477,229	$124,969,468	$103,932,064
Unrealized Appreciation*	28,587,163	474,959	1,416,416	2,079,448	162,175	950,503	2,085,518
Unrealized Depreciation*	(488,612,510)	(11,148,950)	(3,448,012)	(16,399,508)	(1,983,013)	(85,095)	(576,238)
Net Unrealized Appreciation (Depreciation)*	($460,025,347)	($10,673,991)	($2,031,596)	($14,320,060)	($1,820,838)	($865,408)	$1,509,280
Undistributed Ordinary Income	3,513,235	223,738	326,656	462,774	120,082	562,934	793,470
Undistributed Long-Term Gain (Loss)	–	–	–	–	–	–	112,073
Accumulated Gain (Loss)	$3,513,235	$223,738	$326,656	$462,774	$120,082	$562,934	$905,543
Other Accumulated Gain (Loss)	(1,525,474,123)	(55,764,836)	(5,625,764)	(46,171,466)	(4,411,269)	(605,665)	(569,638)
Distributable Earnings (Accumulated Deficit)	($1,981,986,235)	($66,215,089)	($7,330,704)	($60,028,752)	($6,112,025)	$822,677	$1,845,185

*	Represents aggregated amounts of Funds’ investments, reverse repurchase agreements, futures, and swaps.

The temporary differences between book basis and tax basis in the Funds are primarily attributable to wash sales, partnership adjustments, amortization of callable bonds, dividends payable, and future contract marked-to-market.

As of January 31, 2024, the Funds had available for federal tax purposes an unused capital loss carryforward, which is available for offset against future taxable net capital gains, as follows:

Multi-Strategy Income Fund	$1,521,053,377
Financials Income Impact Fund	$55,560,495
High Yield Opportunities Fund	$5,336,490
UltraShort Income Fund	$45,817,122
Total Return Bond Fund	$4,300,458
UltraShort Income ETF	$47,846
Income ETF	$–

For the year ended January 31, 2024, the Funds’ utilization of capital loss carryforward was as follows:

Multi-Strategy Income Fund	$–
Financials Income Impact Fund	$–
High Yield Opportunities Fund	$–
UltraShort Income Fund	$–
Total Return Bond Fund	$–
UltraShort Income ETF	$–
Income ETF	$–

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2024

NOTE 9. FEDERAL TAX INFORMATION – (continued)

To the extent these carryforwards are used to offset futures gains, it is probable that the amount offset will not be distributed to shareholders. The carryforward expires as follows:

	Multi-Strategy Income Fund	Financials Income Impact Fund	High Yield Opportunities Fund	UltraShort Income Fund	Total Return Bond Fund	UltraShort Income ETF	Income ETF
No expiration short-term	$490,244,176	$35,613,751	$1,286,276	$30,172,767	$774,669	$47,846	$–
No expiration long-term	$1,030,809,201	$19,946,744	$4,050,214	$15,644,355	$3,525,789	$–	$–
Total	$1,521,053,377	$55,560,495	$5,336,490	$45,817,122	$4,300,458	$47,846	$–

Certain capital losses incurred after October 31 and within the current taxable year, are deemed to arise on the first business day of the Funds’ following taxable year. For the tax year ended January 31, 2024, the Funds’ did not defer any post- October losses.

NOTE 10. CREDIT AGREEMENTS

In August 2015, as amended July 26, 2023, the Multi-Strategy Income Fund entered into a $200 million secured, committed, margin facility (the “Facility”) with Société Générale, which expires in August 2024, but can be terminated prior to this date by either party with 90 days’ notice. Prior to July 26, 2023, the maximum commitment of the Facility was $400 million. Under the Facility, interest is charged at a floating rate based on the SOFR rate plus 1.85% and is payable on the last day of each interest period, which was 7.16% as of January 31, 2024. For the year ended January 31, 2024, the average principal balance and interest rate was approximately $169,041,096 and 6.81%, respectively. The Multi-Strategy Income Fund is required to pay a commitment fee under the Facility on undrawn amounts, and an additional fee if the level of debt outstanding falls below a certain percentage. During the reporting period the Multi-Strategy Income Fund was required to pay these commitment fees on undrawn amounts, which was 0.40% as of January 31, 2024. For the year ended January 31, 2024, these expense and commitment fees, amounted to $12,175,028 and are included in the Interest expense line item that is reflected in the Consolidated Statement of Operations. Under the terms of the Facility, the Multi-Strategy Income Fund is also required to satisfy certain collateral requirements and maintain a certain level of net assets. For additional information, see the Consolidated Schedule of Investments. As of January 31, 2024, the outstanding principal balance under the Facility was $100 million. The amount of the maximum loan outstanding during the period was $300 million from February 1, 2023, through April 23, 2023.

U.S. Bank, N.A. has made available to the Funds a $350 million unsecured credit facility, pursuant to a Loan Agreement (“Agreement”) effective June 8, 2016, expiring on April 28, 2024, for the purposes of having cash available to satisfy redemption requests. Prior to April 28, 2023, the credit facility was secured and had a maximum principal availability of $600 million. Advances under the Agreement would be limited to the lesser of $350 million or 20% of the unencumbered assets of the Financials Income Impact Fund, the UltraShort Income Fund, the Total Return Bond Fund, the UltraShort Income ETF, and Income ETF; or 15% of the unencumbered assets of the High Yield Opportunities Fund; or 10% of the unencumbered assets of the Multi-Strategy Income Fund. Principal is due 45 days after the initial advance and at the maturity. Interest is payable monthly in arrears. Under the credit facility, the interest rate paid by the Funds on outstanding borrowings is equal to the lender’s prime rate, minus 1.00% which was 7.50% as of January 31, 2024. For the year ended January 31, 2024, the Funds’ activity under the credit facility was as follows:

	Average Principal Balance	Average Interest Rate	Maximum Loan Outstanding	Period Maximum Loan was Outstanding
Financials Income Impact Fund	$84,373	7.31%	$3,000,000	September 22, 2023 - September 26, 2023
High Yield Opportunities Fund	$3,268	7.25%	$183,000	June 14, 2023
UltraShort Income Fund	$30,849	7.32%	$8,060,000	July 10, 2023
Income ETF	$1,562	7.50%	$570,000	January 24, 2024

As of January 31, 2024, the Funds had no outstanding borrowings under this agreement.

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2024

NOTE 11. ACCOUNTING PRONOUNCEMENTS AND/OR REGULATORY UPDATES

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023, and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the financial statements for the fiscal year ending January 31, 2025.

In December 2022, the FASB issued an Accounting Standards Update, ASU 2022-06, Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848 (“ASU 2022-06”). ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020, through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.

NOTE 12. SUBSEQUENT EVENTS

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments other than the following:

Effective as of the close of business on February 16, 2024, each Fund identified in the table below as a Target Fund was reorganized into an ETF through the reorganization of the Target Fund into its corresponding Acquiring ETF identified in the table below, pursuant to an Agreement and Plan of Reorganization, which was approved by the Board on December 6, 2023. Shareholder approval was not required to effect the Reorganization for the Angel Oak High Yield Opportunities Fund. However, due to the increase in advisory fees with respect to the Angel Oak Total Return Bond Fund as a result of the Reorganization, shareholder approval was required for the Angel Oak Total Return Bond, in which the Fund’s sole shareholder approved the Reorganization by written consent. The Acquiring ETFs, each a series of the Trust, were established as “shell” funds, organized solely in connection with the Reorganization for the purpose of acquiring the assets and liabilities of the corresponding Target Funds and continuing the operations of the Target Funds as ETFs. The Acquiring ETFs had no performance history prior to the Reorganization.

Target Funds	Acquiring ETFs
Angel Oak High Yield Opportunities Fund (the “Target High Yield Fund”)	Angel Oak High Yield Opportunities ETF (the “Acquiring High Yield ETF”)
Angel Oak Total Return Bond Fund (the “Target Total Return Bond Fund”)	Angel Oak Mortgage-Backed Securities ETF (the “Acquiring MBS ETF”)

Each Reorganization was accomplished by a tax-free exchange of shares (with an exception for fractional mutual fund shares) of the Acquiring ETFs for shares of the Target Funds of equivalent aggregate net asset value as noted below:

	Total Shares	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation/Depreciation
Target High Yield Fund	6,810,384	$74,002,591	$10.87	($2,390,998)
Target Total Return Bond Fund	3,631,336	$30,502,641	$8.40	($1,872,216)

Fees and expenses incurred to effect the Reorganizations were borne by the Adviser. The management fee of the Acquiring High Yield ETF is 0.55%, which is the same as the management fee of the Target High Yield Fund. The management fee of the

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2024

NOTE 12. SUBSEQUENT EVENTS – (continued)

Acquiring MBS ETF is 0.79%, which is higher than the management fee of 0.50% for the Target Total Return Bond Fund. The Acquiring High Yield ETF is expected to experience the same overall operating expenses as compared to its corresponding Target Fund after the applicable Target Fund fee waiver, because the Acquiring High Yield ETF will have a unitary fee structure pursuant to which the Adviser agrees to pay the operating expenses with only limited exceptions. However, the overall expenses of the Acquiring MBS ETF after the applicable fee waiver are expected to be higher compared to its corresponding Target Fund after the applicable Target Fund fee waiver.

The Reorganizations did not result in a material change to the Target Funds’ investment portfolios as compared to those of the Acquiring ETFs. There are no material differences in accounting policies of the Target Funds as compared to those of the Acquiring ETFs. The Acquiring ETFs did not purchase or sell securities following the Reorganizations for purposes of realigning its investment portfolio.

Additionally, on February 28, 2024, ordinary income distributions were declared to shareholders of record as of March 1, 2024, payable March 4, 2024, as follows:

	UltraShort Income ETF	Income ETF	Acquiring High Yield ETF	Acquiring MBS ETF
Distributions Paid	$638,728	$571,470	$390,575	$113,906
Distributions Paid Per Share	$0.09772464	$0.07402466	$0.05531926	$0.03094149

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Angel Oak Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, open futures contracts (as applicable), open reverse repurchase agreements (as applicable), and centrally cleared credit default swaps – buy protection (as applicable), of Angel Oak Funds Trust comprising the Funds listed below (the “Funds”) as of January 31, 2024, the related statements of operations, changes in net assets, the related notes, and the financial highlights (consolidated for the Angel Oak Multi-Strategy Income Fund), and the consolidated statement of cash flows of Angel Oak Multi-Strategy Income Fund, for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2024, the results of their operations, the changes in net assets, and the financial highlights, and the cash flows of Angel Oak Multi-Strategy Income Fund for each of the periods indicated below, in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Consolidated Statements of Operations and Cash Flows	Consolidated Statements of Changes in Net Assets	Consolidated Financial Highlights
Angel Oak Multi-Strategy Income Fund	For the year ended January 31, 2024	For the years ended January 31, 2024 and 2023	For the years ended January 31, 2024, 2023, 2022, 2021, and 2020

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Angel Oak Financials Income Impact Fund, Angel Oak High Yield Opportunities Fund, and Angel Oak UltraShort Income Fund	For the year ended January 31, 2024	For the years ended January 31, 2024 and 2023	For the years ended January 31, 2024, 2023, 2022, 2021, and 2020
Angel Oak Total Return Bond Fund	For the year ended January 31, 2024	For the years ended January 31, 2024 and 2023	For the years ended January 31, 2024 and 2023 and for the period from June 4, 2021 (commencement of operations) through January 31, 2022

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Angel Oak UltraShort Income ETF	For the year ended January 31, 2024	For the year ended January 31, 2024 and for the period from October 24, 2022 (commencement of operations) through January 31, 2023
Angel Oak Income ETF	For the year ended January 31, 2024	For the year ended January 31, 2024 and for the period from November 7, 2022 (commencement of operations) through January 31, 2023

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2024, by correspondence with the custodian, issuers, counterparties, and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more funds advised by Angel Oak Capital Advisors, LLC since 2011.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

March 29, 2024

Additional Information (Unaudited)

1. Shareholder Notification of Federal Tax Status

For the taxable year ended January 31, 2024, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.80% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 23.80%.

For the taxable year ended January 31, 2024, the Multi-Strategy Income Fund, Financials Income Impact Fund, High Yield Opportunities Fund, UltraShort Income Fund, Total Return Bond Fund, UltraShort Income ETF, and Income ETF paid qualified dividend income of 0.00%, 0.00%, 0.00%, 0.00%, 0.00%, 0.00%, and 0.00%, respectively.

For the taxable year ended January 31, 2024, the percentage of ordinary income dividends paid by the Multi-Strategy Income Fund, Financials Income Impact Fund, High Yield Opportunities Fund, UltraShort Income Fund, Total Return Bond Fund, UltraShort Income ETF, and Income ETF that qualifies for the dividends received deduction available to corporations was 0.00%, 0.00%, 0.00%, 0.00%, 0.00%, 0.00%, and 0.00%, respectively.

For the taxable year ended January 31, 2024, the percentage of taxable ordinary income distributions for Multi-Strategy Income Fund, Financials Income Impact Fund, High Yield Opportunities Fund, UltraShort Income Fund, Total Return Bond Fund, UltraShort Income ETF, and Income ETF that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was 0.00%, 0.00%, 0.00%, 0.00%, 0.00%, 0.22%, and 0.75%, respectively.

For the taxable year ended January 31, 2024, the percentage of taxable ordinary income distributions for the Multi-Strategy Income Fund, Financials Income Impact Fund, High Yield Opportunities Fund, UltraShort Income Fund, Total Return Bond Fund, UltraShort Income ETF, and Income ETF that are designated as interest related dividends under Internal Revenue 871(k)1(c) was 90.80%, 98.46%, 30.79%, 80.57%, 94.90%, 82.12%, and 80.22%, respectively.

2. Disclosure of Portfolio Holdings

The Funds will file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0230.

3. Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Funds at (855) 751-4324 and (2) from Trust documents filed with the SEC on the SEC’s website at www.sec.gov.

4. Distribution of Premiums and Discounts

Information regarding how often shares of the UltraShort Income ETF and Income ETF trade on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds is available on the Funds’ website at www.angeloakcapital.com.

5. Statement Regarding the Basis for the Approval of the Continuance of Investment Advisory Agreement

Pursuant to Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), at a telephonic meeting held on August 17, 2023, and an in-person meeting held on September 27-28, 2023 (the “Meetings”), the Board of Trustees (the “Board”) of Angel Oak Funds Trust (the “Trust”) considered the approval of the continuance of the Investment Advisory Agreement (the “Investment Advisory Agreement” or the “Agreement”) between the Trust, on behalf of the Angel Oak Multi-Strategy Income Fund (the “Multi-Strategy Income Fund”), the Angel Oak Financials Income Impact Fund (the “Financials Income Impact Fund”), the Angel Oak High Yield Opportunities Fund (the “High Yield Opportunities Fund”), the Angel Oak UltraShort Income Fund (the “UltraShort Income Fund”), and the Angel Oak Total Return Bond Fund (the “Total Return Bond Fund”) (each, a “Fund” and, collectively, the “Funds”), and Angel Oak Capital Advisors, LLC (the “Adviser” or “Angel Oak”) for a one-year period. The Multi-Strategy Income Fund is the successor in interest to a fund having the same name and investment objective that was included as a series of another investment company, Valued Advisers Trust, and that was also advised by Angel Oak (the “Predecessor Multi-Strategy Income Fund”). The Predecessor Multi-Strategy Income Fund was reorganized into the Fund on April 10, 2015. The High Yield Opportunities Fund is the successor to the investment performance of the Rainier High Yield Fund (the “Predecessor High Yield Fund”) as a result of the reorganization of the Predecessor High Yield Fund into the Fund on April 15, 2016.

The relevant provisions of the 1940 Act specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow it to properly consider the renewal of the Agreement, and it is the duty of the Adviser to furnish the Trustees with information that is responsive to their request. Accordingly, in determining whether to renew the Investment Advisory Agreement between the Adviser and the Trust with respect to the Funds, the Board requested, and the Adviser provided, information and data relevant to the Board’s consideration. This included materials prepared by the Adviser, the Funds’ administrator and an independent third-party data provider (the “Outside Data Provider”) that provided the Board with information regarding the fees and expenses of each Fund, as compared to other similar mutual funds.

Following their review and consideration, the Trustees determined that the Investment Advisory Agreement with respect to the Funds would enable shareholders of the Funds to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of the Funds and their shareholders. Accordingly, the Board, including those Trustees who are not considered to be “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), unanimously approved the continuance of the Investment Advisory Agreement. In reaching their decision, the Trustees requested and obtained from the Adviser such information as they deemed reasonably necessary to evaluate the Investment Advisory Agreement. The Trustees also carefully considered profitability data and the comparative fee and expense information prepared by the Adviser. In considering the Investment Advisory Agreement with respect to the Funds, the Trustees evaluated a number of factors that they believed, in light of their reasonable business judgment, to be relevant. They based their decision on the following considerations, among others, although they did not identify any one specific consideration or any particular information that was controlling of their decision:

The nature, extent and quality of the advisory services to be provided. The Trustees concluded that Angel Oak is capable of providing high quality services to each Fund, as indicated by the nature and quality of services provided in the past to each Fund, Angel Oak’s management capabilities demonstrated with respect to each Fund, the professional qualifications and experience of the portfolio managers of each Fund, Angel Oak’s investment and management oversight processes, and the competitive investment performance of the Funds. The Trustees also determined that Angel Oak proposed to provide investment advisory services that were of the same quality as services it provided to each Fund in the past, and that these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs. On the basis of the Trustees’ assessment of the nature, extent and quality of the advisory services provided by Angel Oak, the Trustees concluded that Angel Oak is capable of continuing to generate a level of long-term investment performance that is appropriate in light of each Fund’s investment objective, policies and strategies and competitive with many other comparable investment companies.

The investment performance of the Funds. With respect to each Fund, the Trustees concluded on the basis of information derived from independent third-party data that Angel Oak had achieved investment performance that was competitive relative to the Fund’s category, as established by the Outside Data Provider (the “Category”), and a smaller peer group of comparable funds (the “Peer Group”) over longer-term trailing periods, and the Trustees took into consideration the fact that Angel Oak focuses on long-term performance results with respect to its management of the Funds and the Funds may have periods of underperformance when measured on a more short-term basis. In considering the performance of the Funds, the Trustees reviewed reports comparing each Fund’s performance to: (i) a Peer Group of comparable mutual funds; (ii) the Fund’s Category; and (iii) the Fund’s benchmark index. In addition, the Trustees considered information they had requested comparing the performance of each Fund to that of other funds identified by the Adviser as direct competitors encountered by the Adviser in the context of marketing the Funds, as of June 30, 2023.

With respect to the Multi-Strategy Income Fund (which commenced operations in June 2011), the Trustees observed that the Fund’s Institutional Class shares had ranked in the first quartile of the Fund’s Peer Group over the ten-year period ended June 30, 2023, and for the period since the inception of the Institutional Class shares, and in the fourth quartile over the one-, three-, and five-year periods ended June 30, 2023.The Trustees further noted that the Multi-Strategy Income Fund’s Institutional Class shares had outperformed the Fund’s benchmark index, the Bloomberg U.S. Aggregate Bond Index, over the three- and ten-year periods ended June 30, 2023, and for the period since the inception of the Institutional Class shares, and underperformed the benchmark index during the one- and five- year periods ended June 30, 2023.

With respect to the Financials Income Impact Fund (which commenced operations in November 2014), the Trustees observed that the Fund’s Institutional Class shares had ranked in the third quartile of the Fund’s Peer Group over the three-year period ended June 30, 2023, and in the fourth quartile for the one- and five-year periods ended June 30, 2023, and for the period since the Fund’s inception. The Trustees further noted that the Fund’s Institutional Class shares had outperformed the Fund’s benchmark index, the Bloomberg U.S. Aggregate 3-5 Year Index, over the three-year period ended June 30, 2023, and the period since the Fund’s Institutional Class shares’ inception, and underperformed the benchmark index during the one- and five-year periods ended June 30, 2023.

With respect to the High Yield Opportunities Fund (which commenced operations in March 2009), the Trustees observed that the Fund’s Institutional Class shares had ranked in the first quartile of the Fund’s Peer Group over the one-, three-, and ten-year periods ended June 30, 2023, in the second quartile over the five-year period ended June 30, 2023, and in the third quartile for the period since the Fund’s inception. The Trustees further noted that the Fund’s Institutional Class shares had outperformed the Fund’s benchmark index, the Bloomberg U.S. Corporate High Yield Bond Index, over the one-, three-, five-, and ten-year periods ended June 30, 2023, and underperformed the benchmark index during the period since the Fund’s inception.

With respect to the UltraShort Income Fund (which commenced operations in April 2018), the Trustees observed that the Fund’s Institutional Class shares had ranked in the third quartile of the Fund’s Peer Group over the period since the Fund’s inception, and in the fourth quartile over the one-, three-, and five-year periods ended June 30, 2023. The Trustees further noted that the Fund’s Institutional Class shares had outperformed the Fund’s benchmark index, the Bloomberg U.S. Short Treasury: 9-12 Months Index, over the three- and five-year periods ended June 30, 2023, and for the period since the Fund’s inception, and underperformed the benchmark index during the one-year period ended June 30, 2023.

With respect to the Total Return Bond Fund (which commenced operations in June 2021), the Trustees observed that the Fund’s Institutional Class shares had ranked in the first quartile of the Fund’s Peer Group over the period since the Fund’s inception, and in the fourth quartile over the one-year period ended June 30, 2023. The Trustees further noted that the Fund’s Institutional Class shares had underperformed the Fund’s benchmark index, the Bloomberg U.S. Aggregate Bond Index, over the one-year period ended June 30, 2023, and for the period since the Fund’s inception.

On the basis of the Trustees’ assessment of the nature, extent and quality of advisory services provided by Angel Oak, the Trustees concluded that Angel Oak is capable of generating a level of long-term investment performance that is appropriate in light of each Fund’s investment objectives, policies and strategies and competitive with many other investment companies.

The cost of advisory services provided and the level of profitability. On the basis of comparative information derived from the expense data provided to the Board, the Trustees determined that the management fee of each of the Financials Income Impact Fund, UltraShort Income Fund, Multi-Strategy Income Fund, and Total Return Bond Fund was higher than the median management fee in their respective Peer Groups. They further observed that the management fee of the High Yield Opportunities Fund was lower than the median management fee in its Peer Group. The Trustees also determined that the net expense ratio of the Multi-Strategy Income Fund and Financials Income Impact Fund was higher than the median net expense ratio in its Peer Group. They noted that the net expense ratio of each of the UltraShort Income Fund, Total Return Bond Fund, and High Yield Opportunities Fund was lower than the median net expense ratio for funds in their respective Peer Groups. The Board noted that the quality of services provided by Angel Oak and the past long-term performance of the Funds demonstrated that the advisory fee still offered an appropriate value for the Funds and their shareholders. In addition, the Trustees noted that Angel Oak had agreed to limit the operating expenses of each of the classes of shares of the Funds through May 31, 2024.

The Board also reviewed the fees that Angel Oak charges its other clients for discretionary portfolio management services, noting that the firm has a variety of account types with different fee arrangements, including non-U.S. registered funds (e.g., a UCITS fund) and sub-advised funds that have investment strategies similar to certain of the Funds. The Board considered the fee rates charged by Angel Oak to manage such funds and accounts. The Board took into account the unique management requirements involved in managing a registered investment company as opposed to other types of client accounts.

The Board also reviewed detailed profitability information and considered Angel Oak’s current level of profitability with respect to each Fund, and noted that Angel Oak’s profitability was acceptable and not excessive and consistent with applicable industry averages and that Angel Oak is committed to using its own resources to help improve the services it provides for the benefit of the Funds. The Trustees also noted that Angel Oak had provided information regarding its methodology for attributing profitability to each Fund, as opposed to its other lines of business. The Trustees also took into consideration the nature and extent of expenses that are borne directly by Angel Oak from its own financial resources to help to market and promote the Funds. Accordingly, on the basis of the Board’s review of the fees to be charged by Angel Oak for investment advisory services, the investment advisory and other services provided to the Funds by Angel Oak, and the estimated profitability of Angel Oak’s relationship with each Fund, the Board concluded that the level of investment advisory fees and Angel Oak’s profitability are appropriate in light of the investment advisory fees, overall expense ratio and investment performance of comparable investment companies and the historical profitability of the relationship between each Fund and Angel Oak. The Trustees considered the profitability of Angel Oak both before and after the impact of the marketing-related expenses that Angel Oak incurs out of its own resources in connection with its management of the Funds.

The extent to which economies of scale may be realized as the Funds grow and whether the advisory fees reflect possible economies of scale. While it was noted that each Fund’s investment advisory fee will not decrease as the Fund’s assets grow because the Funds are not subject to investment advisory fee breakpoints, the Trustees concluded that each Fund’s investment advisory fee was appropriate in light of the projected size of the Fund and appropriately reflected the current economic environment for Angel Oak and the competitive nature of the mutual fund market. The Trustees then noted that they would have the opportunity to periodically re-examine whether each Fund had achieved economies of scale and the appropriateness of investment advisory fees payable to Angel Oak with respect to each Fund, in the future, at which time the implementation of fee breakpoints could be considered. Finally, the Trustees noted the continued improvements made to the Adviser’s infrastructure and services provided to each Fund, which had been funded by the advisory fees received by the Adviser.

Benefits to Angel Oak from its relationship with the Funds (and any corresponding benefits to the Funds). The Trustees concluded that other benefits derived by Angel Oak from its relationship with the Funds are reasonable and fair and consistent with industry practice and the best interests of the Funds and their shareholders.

Other Considerations. In approving the Investment Advisory Agreement, the Trustees determined that Angel Oak has made a substantial commitment to the recruitment and retention of high-quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of each Fund and its shareholders. The Trustees also concluded that Angel Oak has made a significant entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment, including the Operating Expense Limitation Agreement under which Angel Oak has undertaken to waive a portion of its fees to the benefit of Fund shareholders to the extent necessary in accordance with the terms of the Operating Expense Limitation Agreement. The Trustees observed that those waivers were subject to recoupment under the terms of the Operating Expense Limitation. The Board also considered matters with respect to the brokerage practices of Angel Oak, including its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

Following further discussion and the consideration of questions raised by the Independent Trustees, the Trustees determined that they had received sufficient information relating to each Fund in order to consider the approval of the Investment Advisory Agreement. It was noted that, in making their determinations, the Trustees had considered and relied upon not only the materials provided to them for use at the Meetings with respect to the proposed contract renewal, but also the information about the Funds and Angel Oak that had been provided to them at the Meetings and throughout the past year in connection with their regular Board meetings. In reaching their conclusion with respect to the continuation of the Investment Advisory Agreement and the level of fees paid under the Investment Advisory Agreement, the Trustees did not identify any one single factor as being controlling, but, rather, the Board took note of a combination of factors that had influenced their decision-making process. They noted the level and quality of investment advisory services provided by the Adviser to each of the Funds, and they found that these services continued to benefit the shareholders of the Funds and also reflected management’s overall commitment to the continued growth and development of the Funds.

6. Compensation of Trustees

Each Trustee who is not an “interested person” (i.e., an “Independent Trustee”) of the Fund Complex (which includes affiliated registrants not disclosed in this report) receives an annual retainer of $65,000 (pro-rated for any periods less than one year) paid quarterly as well as $12,000 for attending each regularly scheduled meeting in connection with his or her service on the Board of the Fund Complex. In addition, each Committee Chair as well as the Chair of the Board receive additional annual compensation of $12,000 (pro-rated for any periods less than one year). Independent Trustees are eligible for reimbursement of out-of-pocket expenses incurred in connection with attendance at meetings. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll free (855) 751-4324.

7. Trustees and Officers

The business of each Fund is managed under the oversight of the Board. The Board meets periodically to review each Fund’s performance, monitor investment activities and practices, and discuss other matters affecting the Funds. The Trustees are fiduciaries for each Fund’s shareholders and are governed by the laws of the State of Delaware in this regard. The names and addresses of the Trustees and officers of the Trust are listed below along with a description of their principal occupations over at least the last five years. The address of each Trustee and Officer of the Trust is c/o Angel Oak Capital Advisors, LLC, 3344 Peachtree Road NE, Suite 1725, Atlanta, GA 30326. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll free (855) 751-4324.

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held During the Past 5 Years
Independent Trustees of the Trust(2)
Ira P. Cohen 1959	Independent Trustee, Chair	Trustee since 2014, Chair since 2017; indefinite terms	Executive Vice President, Recognos Financial (2015-2021); Independent financial services consultant (since 2005).	10	Trustee, Valued Advisers Trust (since 2010); Trustee, Apollo Diversified Real Estate Fund (formerly, Griffin Institutional Access Real Estate Fund) (since 2014); Trustee, Angel Oak Strategic Credit Fund (since 2017); Trustee, Angel Oak Financial Strategies Income Term Trust (since 2018); Trustee, U.S. Fixed Income Trust (since 2019); Trustee, Angel Oak Credit Opportunities Term Trust (since 2021); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (2019-2022); Trustee, Apollo Credit Fund (formerly, Griffin Institutional Access Credit Fund) (2017-2022).
Alvin R. Albe, Jr. 1953	Independent Trustee	Since 2014; indefinite term	Retired.	10	Trustee, Angel Oak Strategic Credit Fund (since 2017); Trustee, Angel Oak Financial Strategies Income Term Trust (since 2018); Trustee, Angel Oak Credit Opportunities Term Trust (since 2021); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (2019-2022).

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held During the Past 5 Years
Keith M. Schappert 1951	Independent Trustee	Since 2014; indefinite term	President, Schappert Consulting LLC (since 2008); Retired, President and CEO of JP Morgan Investment Management.	10	Trustee, Angel Oak Strategic Credit Fund (since 2017); Trustee, Angel Oak Financial Strategies Income Term Trust (since 2018); Trustee, Angel Oak Credit Opportunities Term Trust (since 2021); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (2019-2022); Director, Commonfund Capital, Inc. (2015-2022); Trustee, Mirae Asset Discovery Funds (2010-2023).
Andrea N. Mullins 1967	Independent Trustee	Since 2019; indefinite term	Private Investor; Independent Contractor, SWM Advisors (since 2014).	10	Trustee and Audit Committee Chair, Valued Advisers Trust (since 2013, Chair since 2017); Trustee, Angel Oak Strategic Credit Fund (since 2019); Trustee, Angel Oak Financial Strategies Income Term Trust (since 2019); Trustee, Angel Oak Credit Opportunities Term Trust (since 2021); Trustee and Audit Committee Chair, NXG Cushing Midstream Energy Fund (formerly, Cushing MLP & Infrastructure Fund) (since 2021); Trustee and Audit Committee Chair, NXG NextGen Infrastructure Income Fund (formerly, Cushing NextGen Infrastructure Income Fund) (since 2021); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (2019-2022); Trustee and Audit Committee Chair, Cushing Mutual Funds Trust (2021-2023).

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held During the Past 5 Years
Interested Trustees of the Trust
Samuel R. Dunlap, III 1979	Interested Trustee	Since 2019; indefinite term	Chief Investment Officer-Public Strategies, Angel Oak Capital Advisors, LLC (since 2009).	10	Trustee, Angel Oak Strategic Credit Fund (since 2019); Trustee, Angel Oak Credit Opportunities Term Trust (since 2021); Trustee, Angel Oak Financial Strategies Income Term Trust (since 2022); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (2019-2022).
Cheryl M. Pate 1976	Interested Trustee	Since 2022; indefinite term	Senior Portfolio Manager, Angel Oak Capital Advisors, LLC (since 2017).	10	Trustee, Angel Oak Strategic Credit Fund (since 2022); Trustee, Angel Oak Credit Opportunities Term Trust (since 2022); Trustee, Angel Oak Financial Strategies Income Term Trust (since 2023); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (2022-2022).

(1)	The Fund Complex includes each series of the Trust, Angel Oak Strategic Credit Fund, Angel Oak Financial Strategies Income Term Trust, and Angel Oak Credit Opportunities Term Trust.
(2)	The Trustees of the Trust who are not “interested persons” of the Trust as defined in the 1940 Act (“Independent Trustees”).

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Adam Langley 1967	President	Since 2022; indefinite term (other offices held 2015-2022)	Chief Operating Officer, Angel Oak Capital Advisors, LLC (since 2021); Chief Compliance Officer, Angel Oak Capital Advisors, LLC (2015-2022); Chief Compliance Officer of Falcons I, LLC (2018-2022); Chief Compliance Officer, Angel Oak Strategic Credit Fund (2017-2022); Chief Compliance Officer, Angel Oak Financial Strategies Income Term Trust (2018-2022); Chief Compliance Officer, Angel Oak Dynamic Financial Strategies Income Term Trust (2019-2022); Chief Compliance Officer, Angel Oak Credit Opportunities Term Trust (2021-2022); Chief Compliance Officer, Angel Oak Commercial Real Estate Solutions (2021-2022); Chief Compliance Officer, Buckhead One Financial Opportunities, LLC (2015-2022); Chief Compliance Officer, Angel Oak Capital Partners II, LLC (2016-2022); Chief Compliance Officer, Hawks I, LLC (2018-2022).
Michael Colombo 1984	Secretary	Since 2023; indefinite term	Chief Risk Officer, Angel Oak Capital Advisors, LLC (since 2023); Director of Valuation, Angel Oak Capital Advisors, LLC (2022-2023); Director of Trade Operations, Intercontinental Exchange, Inc. (2022); Manager of Trade Operations, Intercontinental Exchange, Inc. (2019-2022); Lead Analyst, Trade Operations, Intercontinental Exchange, Inc. (2018-2019).
Daniel Fazioli 1981	Treasurer	Since 2015; indefinite term	Chief Accounting Officer, Angel Oak Capital Advisors, LLC (since 2015).
Chase Eldredge 1989	Chief Compliance Officer	Since 2022; indefinite term	Chief Compliance Officer, Angel Oak Capital Advisors, LLC (since 2022); Chief Compliance Officer of Falcons I, LLC (since 2022); Chief Compliance Officer, Angel Oak Strategic Credit Fund (since 2022); Chief Compliance Officer, Angel Oak Financial Strategies Income Term Trust (since 2022); Chief Compliance Officer, Angel Oak Credit Opportunities Term Trust (since 2022); Senior Compliance Officer, Angel Oak Capital Advisors, LLC (2020-2022); Compliance Officer, Angel Oak Capital Advisors, LLC (2017-2020).

Each Trustee holds office for an indefinite term and until the earlier of: the Trust’s next meeting of shareholders and the election and qualification of his/her successor; or until the date a trustee dies, resigns or is removed in accordance with the Trust’s Declaration of Trust and By-laws. Each Trustee shall serve during the lifetime of the Trust until he or she: (a) dies; (b) resigns; (c) has reached the mandatory retirement age, if any, as set by the Trustees; (d) is declared incompetent by a court of appropriate jurisdiction; or (e) is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. Each officer holds office at the pleasure of the Board.

ANGEL OAK FUNDS TRUST

Notice of Privacy Policy & Practices

Your privacy is important to us. We are committed to maintaining the confidentiality, integrity and security of your personal information. When you provide personal information, we believe that you should be aware of policies to protect confidentiality of that information.

We collect the following nonpublic personal information about you:

•

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

INVESTMENT ADVISER

Angel Oak Capital Advisors, LLC

3344 Peachtree Road NE, Suite 1725

Atlanta, GA 30326

DISTRIBUTOR

Quasar Distributors, LLC

3 Canal Plaza, Suite 100,

Portland, ME 04101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

342 North Water Street, Suite 830

Milwaukee, WI 53202

LEGAL COUNSEL

Dechert LLP

1900 K Street NW

Washington, DC 20006

CUSTODIAN

U.S. Bank National Association

1555 North Rivercenter Drive, Suite 302

Milwaukee, WI 53212

ADMINISTRATOR, TRANSFER AGENT, AND FUND ACCOUNTANT

U.S Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

AR-AOFT

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Alvin R. Albe, Jr. is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 01/31/2024	FYE 01/31/2023
(a) Audit Fees	$258,750	$250,330
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$28,000	$28,000
(d) All Other Fees	$0	$0

The Audit, Financial and Administrative Oversight Committee has not adopted written pre-approval policies and procedures. Instead, the Committee has the duty and responsibility to pre-approve all auditing services and permissible non-auditing services to be provided to the Funds in accordance with its Charter and the 1940 Act. In addition, the Committee considers matters with respect to the principal accountant’s independence each year. The Committee did not approve any of the audit-related, tax or other non-audit fees described above pursuant to the “de minimis exceptions” set forth in Rule 2-01(c)(7)(i)(C) and Rule 2-01(c)(7)(ii) of Regulation S-X.

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The Audit, Financial and Administrative Oversight Committee also has the duty and responsibility to pre-approve those non-audit services provided to the Funds’ investment adviser (and entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the Funds) where the engagement relates directly to the operations or financial reporting of the Funds in accordance with the Charter of the Committee and the 1940 Act. The Committee considered whether the provision of any non-audit services rendered to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds that were not pre-approved by the Committee because the engagement did not relate directly to the operations and financial reporting of the Funds is compatible with maintaining the principal accountant’s independence.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 01/31/2024	FYE 01/31/2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements for the most recent fiscal year were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity) for the last two years.

Non-Audit Related Fees	FYE 01/31/2024	FYE 01/31/2023
Registrant	$28,000	$28,000
Registrant’s Investment Adviser	$0	$0

The audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

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Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee, consisting of the entire Board, are as follows: Alvin R. Albe, Jr., Keith M. Schappert, Ira P. Cohen, and Andrea N. Mullins.

(b) Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

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Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section  302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Angel Oak Funds Trust

By (Signature and Title)*	/s/ Adam Langley
Adam Langley, President (Principal Executive Officer)

Date March 29, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Adam Langley
Adam Langley, President (Principal Executive Officer)
Date March 29, 2024

By (Signature and Title)*	/s/ Daniel Fazioli
Daniel Fazioli, Treasurer (Principal Financial Officer)
Date March 29, 2024

*	Print the name and title of each signing officer under his or her signature.

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